UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE, R6

Semiannual Report

December 31, 2013

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Commodity Equity Fund

AllianzGI Global Small-Cap Fund

AllianzGI Income & Growth Fund

AllianzGI International Managed Volatility Fund

AllianzGI Large-Cap Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

AllianzGI U.S. Managed Volatility Fund

AllianzGI Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2–3	Letter from the President
4–43	Fund Summaries
44–45	Important Information
46–47	Benchmark Descriptions
48–75	Schedules of Investments
76–83	Statements of Assets and Liabilities
84–87	Statements of Operations
88–95	Statements of Changes in Net Assets
96–159	Financial Highlights
160–192	Notes to Financial Statements
193–200	Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Brian S. Shlissel

President

Dear Shareholder:

The US economy expanded throughout the fiscal six-month reporting period ended December 31, 2013. In contrast, growth in many other developed countries was generally less robust. Demand for equities, both in the US and overseas, was generally solid as investors sought incremental returns in the relatively low interest rate environment.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2013, US stocks, as measured by the Standard & Poor’s 500 Index, advanced 16.31%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 17.94% and 16.83%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index gained 7.70% in dollar-denominated terms during the six-month period.

During the reporting period, economic growth in the US accelerated. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 2.5% during the second quarter of 2013. The US Commerce Department reported that GDP growth for the third quarter of 2013 registered 4.1%, the largest rate of growth since the fourth quarter of 2011. The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the Fed announced that it would begin tapering the monthly asset purchase program beginning in January 2014.

While a number of structural issues and challenges remain, there are signs that the euro-zone’s economy has turned the corner. After six consecutive quarters of negative growth, the euro zone finally emerged from its recession during the second quarter of 2013. The region’s economy also modestly expanded in the third quarter. Supporting the region’s economy has been continued support by the European Central Bank (“ECB”). In addition to pursuing a number of programs to help support economic growth, in November 2013, the ECB reduced its benchmark rate from 0.50% to 0.25%, a record low.

Japan’s economy also expanded during the first and second quarters of 2013, surpassing most other developed countries. While the pace of growth decelerated during the third quarter of 2013, Japan’s economy continued to advance. Aggressive actions taken by Prime Minister Abe

2	December 31, 2013 |	Semiannual Report

and the Bank of Japan appear to be working, as evident by the country’s continued expansion and signs that its lengthy deflationary cycle may finally be over. Elsewhere, China’s economy has been less robust in comparison to recent years. According to a December 2013 report from China’s State Council, China’s economy is projected to have grown 7.6% in 2013. While this would be the slowest pace since 1999, it remains significantly higher than in the developed world.

Outlook

Looking at the global economy, the US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. In its October 2012 World Economic Outlook Update, the International Monetary Fund (“IMF”)

indicated that growth in the US would project to 2.6% in 2014. The IMF’s forecasts for growth in the euro zone and Japan for 2014 were 1.0% and 1.2%, respectively.

Despite the Fed’s recent tapering, we expect the central bank will maintain an easy monetary stance for some time. In the euro zone, ECB President Draghi has vowed to maintain an accommodative monetary policy and “take further decisive action if required.” The Bank of Japan may also continue taking actions to support its economy and end deflation.

While ongoing Fed tapering could lead to periods of volatility, the Fed made it clear that it does not intend to raise short term rates for an extended period. That being said, concerns of higher mortgage rates impacting the housing market, ongoing geopolitical issues, and continued dysfunction in Washington DC will likely contribute to market volatility.

On behalf of Allianz Global Investors, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2013	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period from July 1, 2013 through December 31, 2013, as provided by Lu Yu, CFA, Portfolio Manager.

Portfolio Insights

Performance Overview

For the reporting period ended December 31, 2013, Class A shares at Net Asset Value (“NAV”) of AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 7.74% outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned 7.70%.

Market Environment

Emerging markets equities generally lagged their developed market counterparts during the reporting period as investors were jittery about impact from a US Federal Reserve (‘Fed”) asset tapering as well as potential for accelerating inflation in countries such as India and Brazil. Separately, currency weakness also impacted results from a US investor point of view, as emerging market currencies broadly lagged during the reporting period. China was at the forefront of discussions, with markets watching for potential signs of a slowdown. However, structural reforms outlined in the Third Plenum, which include easing of its one-child policy, increasing property rights, acceleration of free trade, and potential for greater currency convertibility in the future, helped calm nerves toward the end of the reporting period. Markets ended the year with investors reacting to a mid-December Fed announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchase from $85 billion to $75 billion. This decision is telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook, which also bodes well for emerging markets equities.

Sector performance for the benchmark index was broadly positive, with Information Technology, Consumer Discretionary, Materials and Industrials stocks posting double-digit results, while the Consumer Staples sector was the lone underperformer for the reporting period. From a country perspective, smaller benchmark weights, including Egypt and Poland, were among the best performers, followed next in line by strong results in South Korea and China. Meanwhile, countries with high current account deficits, including Indonesia and Turkey, were among the underperformers, while rising political quarrels offset returns in Thailand.

Relative performance driven by allocation decisions

The Fund’s performance relative to the benchmark index was due to positive allocation decisions during the reporting period, which were offset by more conservative stock selection on a country and sector basis.

A relative underweight allocation to Financials, alongside positive bottom-up stock selection, added to results during the reporting period. In addition, positive stock selection in the Consumer Discretionary sector contributed to relative results, as did an underweight allocation to Consumer Staples, where valuation is unattractive relative to growth potential. Conversely, stockpicking in Utilities detracted from results, as did relative stock selection in Information Technology. From a country standpoint, India was by far our best performer, as our investment process gravitated toward export-related stocks which benefitted from improving developed market demand and local currency weakness. A zero weight in Chile was advantageous given a double-digit decline in the country due to commodity weakness, and an underweight to Thailand benefitted investors given rising political tensions. Meanwhile, our selections in South Korea detracted from results, due primarily to an overweight in automobile stocks which lagged due to currency pressures and intensifying competition globally. Bottom-up stock selection in Taiwan also lagged the benchmark during the reporting period.

The largest individual active contributor to performance was SK Hynix Inc., Korea’s second largest memory chipmaker, which rallied due to tightening supply of DRAM chips alongside rising memory chip prices. Indian IT service company Tata Consultancy Services advanced thanks to the combination of higher developed market demand and favorable foreign exchange rates. Meanwhile, our relative underweight in Tencent Holdings Limited was the largest detractor given the stock’s relatively large benchmark weight and improving internet and gaming demand.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	7.74%	–0.83%	14.32%	12.10%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	1.81%	–6.28%	13.03%	11.44%
AllianzGI Emerging Markets Opportunities Fund Class C	7.31%	–1.57%	13.45%	11.25%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	6.31%	–2.55%	13.45%	11.25%
AllianzGI Emerging Markets Opportunities Fund Class D	7.76%	–0.81%	14.30%	12.10%
AllianzGI Emerging Markets Opportunities Fund Class P	7.85%	–0.56%	14.61%	12.41%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	7.92%	–0.47%	14.77%	12.54%
MSCI Emerging Markets Index	7.70%	–2.60%	14.79%	11.78%
Lipper Emerging Markets Funds Average	7.85%	–0.14%	14.21%	10.96%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

4	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2013)

China	19.8%
Korea (Republic of)	19.8%
Taiwan	12.6%
India	10.1%
Brazil	9.2%
Russian Federation	8.1%
Malaysia	3.5%
Hong Kong	3.3%
Other	12.0%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,077.40	$1,073.10	$1,077.60	$1,078.50	$1,079.20
Expenses Paid During Period	$8.69	$12.59	$8.69	$7.39	$6.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,016.84	$1,013.06	$1,016.84	$1,018.10	$1,018.60
Expenses Paid During Period	$8.44	$12.23	$8.44	$7.17	$6.67

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.41% for Class P, and 1.31% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Scott Migliori, CFA , Senior Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of the AllianzGI Focused Growth Fund (the “Fund”) returned 24.73% outperforming the Russell 1000 Growth Index (the “benchmark Index”) which returned 19.39%.

Despite intense speculation around the timing of the US Federal Reserve’s decision to reduce the pace of its quantitative easing (QE) program, US stocks rose to record highs as uncertain economic conditions and a US government shutdown were not enough to derail the rally.

At the long anticipated September Federal Open Market Committee (FOMC) meeting, the Federal Reserve (“Fed”) cited concerns about the health of the US economy and surprised investors by delaying the reduction of its QE program. The ensuing rally in stocks was halted as the market quickly shifted its focus to the contentious debate in Washington over the budget and debt ceiling. Investors feared a partial government shutdown if Congress failed to reach an agreement, which became reality and the shutdown went into effect on October 2nd.

While the October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery gained traction. Unemployment declined and employers added at least 200,000 workers in October and

November, shrugging off concerns of a federal shutdown-related slowdown.

Later in the period, Fed policymakers decided to reduce the pace of QE. At the conclusion of a two-day meeting in mid December, Fed officials announced a decrease in monthly bond purchases from $85 billion to $75 billion. Investors generally expected the Fed to reduce its bond purchases; however, the Fed’s confirmation that short term interest rates would remain near zero even if unemployment falls below 6.5% surprised investors and boosted confidence in the US recovery.

In recent years, stock performance was largely driven by heightened sensitivity to macroeconomic and political factors, which led to high correlations among stocks, minimizing fundamental stock factors. However, in 2013 stock correlations dramatically declined and individual company fundamental execution was rewarded. This shift has benefitted the Fund’s performance as it provides a more favorable stock picking environment.

Stock selection within the technology, consumer discretionary, and health care sectors largely contributed to the Fund’s relative performance. However, stock selection detracted from relative returns in the industrials and consumer staples sectors during the period.

From a sector allocation perspective, an overweight position in the health care sector, along with an underweight position in the telecommunication services sector added to relative returns. Conversely, an overweight position in the technology sector modestly detracted from the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook as we move into 2014. With modest global growth prospects, low inflation, and unemployment remaining above target levels, we expect expansionary monetary policy to continue for longer than markets expect. As a result, we expect interest rates to remain relatively stable, paving the way for more differentiation among companies. As correlations declined sharply and stock specific factors increased, the Fund’s relative performance significantly improved in 2013, and we expect this environment to persist into the New Year.

The Fund continues to focus on stock selection, investing in high quality large cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include the economic impact of fiscal tightening, sooner than expected monetary tightening, deceleration in Europe’s tepid recovery, and slower than expected growth in China.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Focused Growth Fund Class A	24.73%	38.84%	19.56%	9.22%	11.22%
AllianzGI Focused Growth Fund Class A (adjusted)	17.87%	31.20%	18.21%	8.60%	11.00%
AllianzGI Focused Growth Fund Class B	24.27%	37.80%	18.66%	8.65%	11.02%
AllianzGI Focused Growth Fund Class B (adjusted)	19.27%	32.80%	18.45%	8.65%	11.02%
AllianzGI Focused Growth Fund Class C	24.26%	37.80%	18.65%	8.40%	10.38%
AllianzGI Focused Growth Fund Class C (adjusted)	23.26%	36.80%	18.65%	8.40%	10.38%
AllianzGI Focused Growth Fund Class D	24.69%	38.80%	19.54%	9.21%	11.21%
AllianzGI Focused Growth Fund Class R	24.57%	38.46%	19.25%	8.93%	10.86%
AllianzGI Focused Growth Fund Class P	24.83%	39.15%	19.86%	9.52%	11.53%
AllianzGI Focused Growth Fund Institutional Class	24.92%	39.32%	19.97%	9.63%	11.64%
AllianzGI Focused Growth Fund Administrative Class	24.75%	38.98%	19.68%	9.36%	11.35%
Russell 1000 Growth Index	19.39%	33.48%	20.39%	7.83%	10.72%
Lipper Large-Cap Growth Funds Average	21.47%	33.98%	19.01%	7.30%	10.11%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

6	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2013)

Internet Software & Services	8.6%
Biotechnology	8.5%
Aerospace & Defense	8.3%
Internet & Catalog Retail	6.8%
Pharmaceuticals	6.3%
Software	5.7%
Oil, Gas & Consumable Fuels	5.1%
IT Services	4.4%
Other	44.8%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,247.30	$1,242.70	$1,242.60	$1,246.90	$1,245.70	$1,248.30	$1,249.20	$1,247.50
Expenses Paid During Period	$6.29	$10.51	$10.51	$6.29	$7.70	$4.87	$4.31	$5.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	7

Unaudited

AllianzGI Global Commodity Equity Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Paul Strand, CFA, Portfolio Manager.

Portfolio Insights

Fund Review

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI Global Commodity Equity Fund (the “Fund”) returned 16.40% outperforming the Custom Commodity Equity Benchmark (the “benchmark index”) which returned 13.76%.

Global markets were propelled forward during the year against the backdrop of modest global economic growth and investors’ risk appetites were supported by the developed world’s monetary policies. The Fund’s returns were driven by a myriad of factors including confidence that the Great Financial Crisis is behind us, a perceived stabilization in the economic deterioration in both Japan and Europe, continued fundamental strength in many of the Fund’s sub-sectors and a recovery from discounted valuations in other sub-sectors.

During the six month period our positions in the Energy and Materials sectors made the strongest contribution to performance. Within these sectors, the US shale-related oil and gas exploration companies and chemical companies were our most positive contributors. We positioned for the shale revolution starting in 2011 and 2012, in anticipation of what we believe is one of the most important fundamental developments in the energy space for many years to come. We believe that US energy independence is within reach and remained overweight in US oil and gas exploration for all of 2013. The refiners also contributed to the Fund’s outperformance, as these companies are also benefitting from the increased crude production of the shale producers. The refiners have enjoyed increased margins driven by the widening differential between US crude prices and the international Brent price, as increased US supply has driven down prices for crude grades such as Light Louisiana Sweet crude. The refiners produce refined products using the US crude and sell the refined product closer to international Brent prices. The Fund’s alternative energy names also added to performance. We believe that China will be a huge growth opportunity for the remaining solar companies that have survived the global solar shakeout. Finally, the Fund’s underweight in fertilizer stocks added to performance as these stocks underperformed with the collapse of the Russian cartel.

The Fund’s detractors to performance were due more to specific stock selection factors rather than allocation effects from sector selection. The largest detractors to performance included some exploration and production companies, including a company that missed production goals and another company that was negatively affected by a legal settlement. The Fund’s holdings in oil and gas equipment and services also detracted to performance, particularly in deep water plays where some global projects have either been delayed or postponed. In the Materials sector, performance was also negatively impacted by some metals exposure, as many of the base and precious metals came under pressure in the second half of the year.

Outlook

We expect that if investor sentiment towards global growth remains stable or improves, the Fund can continue to deliver solid performance. Looking ahead to the next 6 months, we see strong investment opportunities across all of our Fund’s addressable sectors: Energy, Materials, Agriculture, and Industrials. We continue to favor our diversified approach to investing in commodity related companies, and maintain our expectation that performance of the stocks in these sectors should outperform the underlying commodities over the long-term. Potential short term risks for the Fund are primarily macro in nature, and include a relapse in the global economy, upheaval in global bond markets and deflation in global commodity markets.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	Since Inception†
AllianzGI Global Commodity Equity Fund Class A	16.40%	17.41%	13.59%	10.49%
AllianzGI Global Commodity Equity Fund Class A (adjusted)	9.99%	10.95%	12.32%	9.84%
AllianzGI Global Commodity Equity Fund Class C	15.90%	16.43%	12.73%	9.68%
AllianzGI Global Commodity Equity Fund Class C (adjusted)	14.90%	15.43%	12.73%	9.68%
AllianzGI Global Commodity Equity Fund Class D	16.35%	17.36%	13.57%	10.49%
AllianzGI Global Commodity Equity Fund Class P	16.52%	17.60%	13.88%	10.79%
AllianzGI Global Commodity Equity Fund Institutional Class	16.58%	17.80%	13.99%	10.90%
MSCI World Index	16.83%	26.68%	15.02%	6.97%
Custom Commodity Equity Benchmark	13.76%	11.73%	14.08%	11.33%
World Energy and Materials Composite	15.61%	12.16%	11.61%	9.31%
Lipper Global Natural Resources Funds Average	15.16%	12.74%	10.46%	10.09%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

8	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Commodity Equity Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2013)

United States	65.4%
Japan	5.0%
United Kingdom	4.8%
France	4.3%
China	2.9%
Singapore	2.3%
Brazil	2.1%
Australia	1.9%
Other	9.7%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,164.00	$1,159.00	$1,163.50	$1,165.20	$1,165.80
Expenses Paid During Period	$7.69	$11.75	$7.69	$6.33	$5.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.10	$1,014.32	$1,018.10	$1,019.36	$1,019.86
Expenses Paid During Period	$7.17	$10.97	$7.17	$5.90	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	9

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Andrew Neville, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares, at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 22.24% outperforming the MSCI World Small-Cap Index (the “benchmark index”) which returned 19.88%.

Holdings in the United States and Europe drove relative returns over the period. Within the Fund, areas of strength included stock selection in the Financials and Consumer Discretionary sectors while stock selection in the Industrials and Information Technology sectors hurt the Fund’s relative performance.

The most significant contributor to performance was the position in Italian online luxury retailer Yoox, which continued its very strong performance run on the back of the exceptionally high growth in online luxury retailing. Within the US portion of the portfolio, WageWorks, a provider of consumer-directed healthcare, was a strong contributor on the back of better than expected margin expansion and strong new client additions.

Global Small-Cap markets showed a strong positive development over the course of the reporting period. Over the course of the reporting period, the discussion about future central bank policy in the US (“tapering”) continued to temporarily unsettle investors.

However, markets were driven by calming statements by representatives of leading international central banks. Investors increasingly came to the conclusion that a reduction in bond purchases by the US Federal Reserve (“Fed”) would not mean a general end to expansive monetary policy. In addition, investor sentiment was buoyed by economic data seen as positive, in particular in Europe. After a temporary setback in August, global stock markets returned to their positive performance path in September supported by healthy corporate results, a largely favorable economic outlook and, above all, the monetary policies of important central banks such as the Fed and the European Central Bank. In Japan, economic data indicated that the Japanese economy will continue to recover. Structural reforms on the fiscal side in order to refinance economic stimulus measures seemed to gain traction with an increase in the value added tax scheduled for 2014. Mainly due to relief about the temporary solution to the US fiscal dispute and about the fact that international central banks stayed true to their expansionary monetary policy course, markets performed strongly on October. The slight increase in GDP in the euro zone in the third quarter as well as the numbers for the European current account continued to confirm an economic recovery. Not seeing a high probability of inflationary pressures, the European Central Bank lowered its benchmark rate to a record low and hinted that it will continue its expansive monetary policy. In China, however, stocks suffered, as companies had to face new challenges in the form of rising wage costs and environmental issues.

Outlook

The economic indicators largely paint a favourable overall picture for the world economy. The latest data from Europe suggest that the region is slowly overcoming its recession. Promising assets, such as equities, will get additional support from the expansionary monetary policy pursued by leading central banks. Beyond that, corporate reporting will be of particular importance for future developments. While many equity valuations continue to appear moderate, we believe that corporate profits should follow the rise in prices from now on. The pace of the Fed’s tapering efforts and a renewed fiscal debate in the US might be a risk. Small caps should disproportionately benefit from a continuation of the central banks’ expansionary monetary policy and from a global economic recovery even though their valuations have already risen.

We continue to see opportunities in global smaller companies and believe our fundamental, bottom-up stock picking process provides the potential for the Fund to outperform over the market cycle.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Global Small-Cap Fund Class A	22.24%	39.83%	24.43%	9.83%	11.52%
AllianzGI Global Small-Cap Fund Class A (adjusted)	15.51%	32.14%	23.03%	9.21%	11.15%
AllianzGI Global Small-Cap Fund Class B	21.78%	38.79%	23.50%	9.17%	11.15%
AllianzGI Global Small-Cap Fund Class B (adjusted)	16.78%	33.79%	23.33%	9.17%	11.15%
AllianzGI Global Small-Cap Fund Class C	21.78%	38.81%	23.49%	9.01%	10.71%
AllianzGI Global Small-Cap Fund Class C (adjusted)	20.78%	37.81%	23.49%	9.01%	10.71%
AllianzGI Global Small-Cap Fund Class D	22.24%	39.81%	24.43%	9.83%	11.62%
AllianzGI Global Small-Cap Fund Class P	22.36%	40.18%	24.76%	10.16%	11.85%
AllianzGI Global Small-Cap Fund Institutional Class	22.43%	40.32%	24.88%	10.26%	11.96%
MSCI World Small-Cap Index	19.88%	32.38%	20.80%	9.77%	8.44%
Lipper Global Small-/Mid-Cap Funds Average	17.89%	29.41%	19.37%	8.81%	9.26%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

10	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2013 )

United States	54.8%
Japan	10.2%
United Kingdom	6.7%
Denmark	2.6%
Sweden	2.2%
Ireland	2.1%
Germany	2.0%
Italy	1.9%
Other	13.4%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,222.40	$1,217.80	$1,217.80	$1,222.40	$1,223.60	$1,224.30
Expenses Paid During Period	$9.02	$13.19	$13.19	$9.02	$7.62	$7.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,017.09	$1,013.31	$1,013.31	$1,017.09	$1,018.35	$1,018.85
Expenses Paid During Period	$8.19	$11.98	$11.98	$8.19	$6.92	$6.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	11

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Doug Forsyth, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI Income & Growth Fund returned 11.31%. For comparison purposes, the Russell 1000 Growth Index increased 19.39% and the overall US bond market, as measured by the Barclays Aggregate Bond Index, rose 0.43%. The convertible universe rose 13.63%, as measured by the BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, rose 5.87%. Lastly, the S&P 500 Index returned 16.31%.

Market Environment

The factors contributing to the large-cap equity, convertible and high-yield bond market’s performance in the first half of the reporting period were “back-to-basics” in nature. Despite macro headlines focused on the Fed, the US government and global uncertainties, the aforementioned asset classes rebounded based on the slow recovery, strength of balance sheets and demand from opportunistic investors.

The latter half of period was transitional, as several structural and fundamental drivers of investor sentiment moved away from speculation and moved toward certainty. Risk assets, including the US equity and convertible markets, responded positively to these stabilizing factors, which restored confidence in the US and global economy. Among the macro factors that contributed to performance: the Fed announced tapering, the House and Senate passed a budget, the media circus associated with the government shutdown proved to be overblown, US economic statistics continued to surprise on the upside, and in the euro zone, the majority of economies and financial conditions stabilized.

In addition to macro factors, the fundamental picture for US corporations brightened. Corporate earnings continued to beat expectations for the third-quarter reporting period and throughout the year, although in some cases this was inclusive of lowered guidance.

Against this backdrop the large-cap growth equity, convertible and high-yield markets outperformed fixed-income asset classes during the period due to their low and even negative correlations with interest rates.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were muted compared to previous years. During the reporting period the VIX traded in a tight range, fluctuating between 11 and 22. The most elevated reading occurred in early October and corresponded with the government closure and debt ceiling fears. After beginning the period at 16.86, the VIX closed at 13.72.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds provided upside participation during the equity advance and helped to cushion the fund from downside volatility when stocks declined. Additionally, the fund benefited from its exposure to high yield bonds, providing high income as well as stability during bouts of equity market weakness.

In the equity sleeve, sector allocations that helped relative performance in the period were Materials, Health Care and Financials followed by company specific outperformance in other sectors. Stock picking within the three aforementioned sectors led to better relative returns. Conversely, security selection with Information Technology, Consumer Discretionary and Consumer Staples hampered performance.

In the convertibles sleeve, a relative underweight in Utilities and Consumer Staples was beneficial. Stronger issue-specific performance helped in the Materials sector. In contrast, weaker relative returns in the Health Care, Industrials and Energy sectors hindered relative performance.

In the high yield sleeve, industry allocations that helped relative performance were Publishing/Printing, Diversified Media and Energy. A relative underweight and superior issue selection in Publishing/Printing contributed. Positive security selection was evident across Diversified Media and Energy. On the other hand, weaker relative returns in Super Retail, Telecommunications-Wireless and Metals/Mining partially offset relative outperformance.

The portfolio benefitted from opportunistically over-writing on individual equity positions. Single stock implied volatilities for the front month continued to be low. Despite the challenging volatility, acceptable single stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strikes.

12	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	Since Inception†
AllianzGI Income & Growth Fund Class A	11.31%	18.80%	17.87%	7.53%
AllianzGI Income & Growth Fund Class A (adjusted)	5.19%	12.27%	16.54%	6.64%
AllianzGI Income & Growth Fund Class C	10.90%	17.89%	16.99%	6.72%
AllianzGI Income & Growth Fund Class C (adjusted)	9.90%	16.89%	16.99%	6.72%
AllianzGI Income & Growth Fund Class D	11.35%	18.81%	17.86%	7.53%
AllianzGI Income & Growth Fund Class R	11.22%	18.52%	17.60%	7.29%
AllianzGI Income & Growth Fund Class P	11.40%	19.07%	18.18%	7.82%
AllianzGI Income & Growth Fund Institutional Class	11.45%	19.21%	18.29%	7.92%
S&P 500 Index	16.31%	32.39%	17.94%	6.35%
Barclays U.S. Aggregate Bond Index	0.43%	–2.02%	4.44%	4.80%
Lipper Flexible Portfolio Funds Average	6.89%	9.18%	10.95%	4.76%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

Cumulative Returns Through December 31, 2013

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Oil & Gas	6.2%
Telecommunications	5.2%
Software	4.6%
Commercial Services	4.4%
Media	3.7%
Pharmaceuticals	3.6%
Biotechnology	3.5%
Semiconductors	3.4%
Other	61.7%
Cash & Equivalents — Net (Including Options Written)	3.7%

Moody’s Ratings*

(as a % of Bonds)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Semiannual Report	| December 31, 2013	13

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,113.10	$1,109.00	$1,113.50	$1,112.20	$1,114.00	$1,114.50
Expenses Paid During Period	$6.92	$10.90	$6.93	$8.25	$5.59	$5.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.65	$1,014.87	$1,018.65	$1,017.39	$1,019.91	$1,020.42
Expenses Paid During Period	$6.61	$10.41	$6.61	$7.88	$5.35	$4.84

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.30% for Class D, 1.55% for Class R, 1.05 % for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

14	December 31, 2013 |	Semiannual Report

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Semiannual Report	| December 31, 2013	15

Unaudited

AllianzGI International Managed Volatility Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Steven Tael, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned 8.71% underperforming the MSCI EAFE Index (the “benchmark index”) which returned 17.94% and the MSCI EAFE Minimum Volatility Index (the “secondary benchmark index”), which returned 9.23%

Market Environment

During the reporting period, non-US equities were the beneficiaries of improving developed market growth estimates and continued low interest rate environments globally. Non-US stocks advanced during five of the six months in the reporting period, a testament to the consistency in equity performance for the year. European stocks were among the winners thanks to improved consumer spending and gains in export-related stocks. Asian equity performance was more moderated, as investors adjusted to new government policies in Japan and slowing commodity and energy demand which impacted Australia. Markets then navigated the potential US government shutdown in the fall, which in hindsight was a non-event for international equities. Markets ended the year with investors reacting to a mid-December US Federal Reserve announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchases from $85 billion to $75 billion. This decision is telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook, which also bodes well for non-US equities. Higher risk stocks were increasingly rewarded during the reporting period in an environment where the benchmark index reached all-time highs.

Sector performance for the benchmark index was decidedly positive, with each sector in the benchmark index posting double-digit results. Telecommunication Services, Industrials and Financials stocks among the best performers during the reporting period, which were offset by more moderated relative gains in Consumer Staples and Utilities stocks. Each of the 22 countries within the benchmark index were higher for the reporting period, with smaller index weights such as Greece, Finland, Spain and Italy among the outperformers in an improving economic environment where risk was rewarded, while Singapore, Israel and Japan posted single digit absolute returns.

Performance driven by stock selection and country allocation

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time due in part to the impact of wealth preservation during more volatile market environments. From a risk standpoint, the Fund achieved its desired lower risk objective compared to the benchmark index. However, higher risk stocks were rewarded during the reporting period, which impacted performance on a stock selection and country allocation level.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with performance relative to the benchmark index due to our more conservative selections in the Financials and Industrials sectors. A sizeable overweight to the lower risk Utilities and Telecommunication Services also impacted relative results. Meanwhile, stockpicking in Health Care and Energy sectors was positive during the reporting period. From a country standpoint, overweight allocations to comparatively lower risk countries in Asia, including Hong Kong and Singapore, coupled with negative relative performance, were the primary detractors from results. Stockpicking in Japan offset performance, as did a zero weight in higher risk equities in Spain, which were among the best benchmark index performers. Conversely, positive bottom-up selections in the United Kingdom and Switzerland contributed to results, as did a relative underweight in Australia where volatility increased due to weakness in commodities stocks.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI International Managed Volatility Fund Class A	8.71%	13.11%	8.23%	5.30%	5.16%
AllianzGI International Managed Volatility Fund Class A (adjusted)	2.74%	6.89%	7.01%	4.70%	4.69%
AllianzGI International Managed Volatility Fund Class C	8.28%	12.25%	7.43%	4.51%	4.37%
AllianzGI International Managed Volatility Fund Class C (adjusted)	7.28%	11.25%	7.43%	4.51%	4.37%
AllianzGI International Managed Volatility Fund Class D	8.78%	13.19%	8.19%	5.28%	5.14%
AllianzGI International Managed Volatility Fund Class R	8.63%	12.83%	7.96%	5.01%	4.80%
AllianzGI International Managed Volatility Fund Class P	8.88%	13.41%	8.54%	5.58%	5.37%
AllianzGI International Managed Volatility Fund Institutional Class	8.90%	13.50%	8.64%	5.67%	5.47%
AllianzGI International Managed Volatility Fund Administrative Class	8.80%	13.27%	8.35%	5.40%	5.20%
MSCI EAFE Index	17.94%	22.78%	12.44%	6.91%	5.27%
MSCI EAFE Minimum Volatility Index	9.23%	16.67%	10.34%	9.19%	—
Lipper International Multi-Cap Core Funds Average	16.48%	19.87%	12.55%	6.57%	5.07%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

16	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI International Managed Volatility Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2013)

United Kingdom	26.7%
Japan	16.1%
Hong Kong	14.6%
Singapore	11.7%
Switzerland	7.3%
Germany	6.7%
China	4.5%
Israel	4.0%
Other	8.3%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,087.10	$1,082.80	$1,087.80	$1,086.30	$1,088.80	$1,089.00	$1,088.00
Expenses Paid During Period	$5.05	$8.98	$5.05	$6.36	$3.74	$3.21	$4.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,020.37	$1,016.59	$1,020.37	$1,019.11	$1,021.63	$1,022.13	$1,020.87
Expenses Paid During Period	$4.89	$8.69	$4.89	$6.16	$3.62	$3.11	$4.38

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 0.96% for Class D, 1.21% for Class R, 0.71% for Class P, 0.61% for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	17

Unaudited

AllianzGI Large-Cap Growth Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Raphael Edelman, Senior Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A Shares at NAV of the AllianzGI Large-Cap Growth Fund (the “Fund”) returned 22.69% outperforming the Russell 1000 Growth Index (the “benchmark Index”) which returned 19.39%.

Despite intense speculation around the timing of the US Federal Reserve’s decision to reduce the pace of its quantitative easing (QE) program, US stocks rose to record highs as uncertain economic conditions and a US government shutdown were not enough to derail the rally.

At the long anticipated September Federal Open Market Committee (FOMC) meeting, the Federal Reserve (“Fed”) cited concerns about the health of the US economy and surprised investors by delaying the reduction of its QE program. The ensuing rally in stocks was halted as the market quickly shifted its focus to the contentious debate in Washington over the budget and debt ceiling. Investors feared a partial government shutdown if Congress failed to reach an agreement, which became reality and the shutdown went into effect on October 2nd.

While the October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery gained traction. Unemployment declined and employers added at least 200,000 workers in October and

November, shrugging off concerns of a federal shutdown-related slowdown.

Later in the period, Fed policymakers decided to reduce the pace of QE. At the conclusion of a two-day meeting in mid December, Fed officials announced a decrease in monthly bond purchases from $85 billion to $75 billion. Investors generally expected the Fed to reduce its bond purchases; however, the Fed’s confirmation that short term interest rates would remain near zero even if unemployment falls below 6.5% surprised investors and boosted confidence in the US recovery.

In recent years, stock performance was largely driven by heightened sensitivity to macroeconomic and political factors, which led to high correlations among stocks, minimizing fundamental stock factors. However, in 2013 stock correlations dramatically declined and individual company fundamental execution was rewarded. This shift has benefitted the Fund’s performance as it provides a more favorable stock picking environment.

Stock selection within the technology, consumer discretionary, and health care sectors largely contributed to the Fund’s relative performance. However, stock selection detracted from relative returns in the industrials and financials sectors during the period.

From a sector allocation perspective, an overweight position in the health care sector, along with an underweight position in the telecommunication services sector added to relative returns. Conversely, an underweight position in the technology sector detracted from the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook as we move into 2014. With modest global growth prospects, low inflation, and unemployment remaining above target levels, we expect expansionary monetary policy to continue for longer than markets expect. As a result, we expect interest rates to remain relatively stable, paving the way for more differentiation among companies. As correlations declined sharply and stock specific factors increased, the Fund’s relative performance significantly improved in 2013, and we expect this environment to persist into the New Year.

The Fund continues to focus on stock selection, investing in high quality large-cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include the economic impact of fiscal tightening, sooner than expected monetary tightening, deceleration in Europe’s tepid recovery, and slower than expected growth in China.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Large-Cap Growth Fund Class A	22.69%	36.10%	17.14%	6.72%	7.37%
AllianzGI Large-Cap Growth Fund Class A (adjusted)	15.94%	28.61%	15.83%	6.12%	7.02%
AllianzGI Large-Cap Growth Fund Class B	22.29%	35.14%	16.27%	6.08%	7.00%
AllianzGI Large-Cap Growth Fund Class B (adjusted)	20.28%	32.91%	16.13%	6.08%	7.00%
AllianzGI Large-Cap Growth Fund Class C	22.29%	35.15%	16.26%	5.92%	6.58%
AllianzGI Large-Cap Growth Fund Class C (adjusted)	21.88%	34.71%	16.26%	5.92%	6.58%
AllianzGI Large-Cap Growth Fund Class D	22.73%	36.11%	17.12%	6.71%	7.45%
AllianzGI Large-Cap Growth Fund Class R	22.74%	35.95%	16.87%	6.47%	7.11%
AllianzGI Large-Cap Growth Fund Class P	22.84%	36.46%	17.43%	7.03%	7.71%
AllianzGI Large-Cap Growth Fund Institutional Class	22.91%	36.62%	17.56%	7.14%	7.81%
AllianzGI Large-Cap Growth Fund Administrative Class	22.84%	36.30%	17.27%	6.87%	7.56%
Russell 1000 Growth Index	19.39%	33.48%	20.39%	7.83%	6.59%
Lipper Large-Cap Growth Funds Average	21.47%	33.98%	19.01%	7.30%	6.76%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

18	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Large-Cap Growth Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Internet Software & Services	7.2%
Biotechnology	6.8%
Pharmaceuticals	5.9%
Software	5.6%
Aerospace & Defense	5.4%
Oil, Gas & Consumable Fuels	5.2%
Media	4.7%
Internet & Catalog Retail	4.6%
Other	53.3%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,226.90	$1,222.90	$1,222.90	$1,227.30	$1,227.40	$1,228.40	$1,229.10	$1,228.40
Expenses Paid During Period	$5.95	$10.14	$10.14	$5.95	$7.35	$4.55	$3.99	$5.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.86	$1,016.08	$1,016.08	$1,019.86	$1,018.60	$1,021.12	$1,021.63	$1,020.37
Expenses Paid During Period	$5.40	$9.20	$9.20	$5.40	$6.67	$4.13	$3.62	$4.89

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.06% for Class D, 1.31% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	19

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Louise Laufersweiler, CFA, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI Mid-Cap Fund (the “Fund”) returned 17.50%, underperforming the Russell Midcap Growth Index (the “benchmark Index”) which returned 18.34%.

The AllianzGI Mid-Cap Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

Despite intense speculation around the timing of the US Federal Reserve’s (“Fed”) decision to reduce the pace of its quantitative easing (QE) program, US stocks rose to record highs as uncertain economic conditions and a US government shutdown were not enough to derail the rally.

At the September Federal Open Market Committee (FOMC) meeting, the Fed cited concerns about the health of the US economy and surprised investors by delaying the reduction of its QE program. The ensuing rally in stocks was halted as the market quickly shifted its focus to the contentious debate in Washington over the budget and debt ceiling. Investors feared a partial government shutdown if Congress failed to reach an agreement, which became reality and the shutdown went into effect on October 2nd.

While the October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery gained traction. Later in the period, Fed policymakers decided to reduce the pace of QE. At the conclusion of a two-day meeting in mid December, Fed officials announced a decrease in monthly bond purchases from $85 billion to $75 billion. Investors generally expected the Fed to reduce its bond purchases; however, the Fed’s confirmation that short term interest rates would remain near zero even if unemployment falls below 6.5% surprised investors and boosted confidence in the US recovery.

In recent years, stock performance was largely driven by heightened sensitivity to macroeconomic and political factors, which led to high correlations among stocks, minimizing fundamental stock factors. However, in 2013 stock correlations dramatically declined and individual company fundamental execution was rewarded. This shift has benefitted the Fund’s performance as it provides a more favorable stock picking environment.

Stock selection within the technology, consumer discretionary, and financial sectors added to the Fund’s relative performance. However, stock selection detracted from relative returns in the health care, industrials, and consumer staples sectors during the period.

From a sector allocation perspective, an overweight position in the industrials sector, along with an underweight position in the consumer staples sector added to relative returns. Conversely, an underweight position in the technology sector detracted from the Fund’s relative returns during the period.

Outlook

We maintain a constructive market outlook as we move into 2014. With modest global growth prospects, low inflation, and unemployment remaining above target levels, we expect expansionary monetary policy to continue for longer than markets expect. As a result, we expect interest rates to remain relatively stable, paving the way for more differentiation among companies. As correlations declined sharply and stock specific factors increased, our relative performance significantly improved in 2013, and we expect this environment to persist into the New Year.

As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

Risks to the equity market include the economic impact of fiscal tightening, sooner than expected monetary tightening, deceleration in Europe’s tepid recovery, and slower than expected growth in China.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Mid-Cap Fund Class A	17.50%	37.73%	20.80%	8.56%	13.29%
AllianzGI Mid-Cap Fund Class A (adjusted)	11.04%	30.15%	19.44%	7.95%	13.10%
AllianzGI Mid-Cap Fund Class B	17.06%	36.65%	19.98%	7.92%	13.11%
AllianzGI Mid-Cap Fund Class B (adjusted)	12.06%	31.65%	19.78%	7.92%	13.11%
AllianzGI Mid-Cap Fund Class C	17.12%	36.80%	19.91%	7.76%	12.52%
AllianzGI Mid-Cap Fund Class C (adjusted)	16.12%	35.80%	19.91%	7.76%	12.52%
AllianzGI Mid-Cap Fund Class D	17.85%	37.77%	20.90%	8.58%	13.53%
AllianzGI Mid-Cap Fund Class R	17.50%	37.73%	20.52%	8.31%	13.12%
AllianzGI Mid-Cap Fund Class P	17.97%	37.97%	21.20%	8.90%	13.76%
AllianzGI Mid-Cap Fund Institutional Class	17.63%	37.97%	21.28%	8.98%	13.87%
AllianzGI Mid-Cap Fund Administrative Class	17.47%	37.81%	21.05%	8.70%	13.57%
Russell Midcap Index	16.73%	34.76%	22.36%	10.22%	13.56%
Russell Midcap Growth Index	18.34%	35.74%	23.37%	9.77%	12.58%
Lipper Mid-Cap Growth Funds Average	19.64%	35.49%	21.41%	8.95%	11.29%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

20	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2013)

Chemicals	5.7%
Electrical Equipment	5.2%
Semiconductors & Semiconductor Equipment	5.1%
Media	4.6%
Hotel, Restaurants & Leisure	4.4%
Oil, Gas & Consumable Fuels	4.3%
Textiles, Apparel & Luxury Goods	4.3%
Health Care Equipment & Supplies	3.9%
Other	62.1%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,175.00	$1,170.60	$1,171.20	$1,178.50	$1,175.00	$1,179.70	$1,176.30	$1,174.70
Expenses Paid During Period	$6.19	$10.29	$10.29	$6.20	$7.57	$4.83	$4.28	$5.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.51	$1,015.73	$1,015.73	$1,019.51	$1,018.25	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.75	$9.55	$9.55	$5.75	$7.02	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88 % for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	21

Unaudited

AllianzGI NFJ All-Cap Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Jeff Reed, CFA, NFJ Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 14.54%, slightly underperforming the Russell 3000 Value Index (the “benchmark index”) which returned 14.60%.

US equities ended 2013 on a particularly high note, with the S&P 500 Index up 16.3% for the second half of the calendar year. The period opened with much talk of the US Federal Reserve (“Fed”) tapering its quantitative easing program, though the Fed refrained from doing so during its September meeting. Also noteworthy was Congress’ temporary failure to pass a budget, sending the country into its first partial federal shutdown in 17 years. By December, a stronger job market and economic growth were cited as reasons for the Fed’s announcement of a mild taper, reducing the amount of monthly bond repurchases from $85 million to $75 million. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to record highs. Optimism was also fueled by the Commerce Department’s report that the US economy grew by 4.1% in the third quarter—the fastest rate since the fourth quarter of 2011.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (utilities) lagged the strongest sector (industrials) by over 21 percentage points. Each generated a positive return for the period. The industrials, materials and consumer discretionary sectors generated the strongest results. In contrast, the utilities, telecommunication services and financials sectors were the worst performing sectors.

Stock selection was marginally negative, sector allocation added value

The Fund’s slight relative underperformance versus the benchmark index was due to marginally negative stock selection and a small cash allocation, which was a drag in an upward-rising equity market. Sector allocation contributed positively over the trailing six-month period.

In terms of stock selection, the Fund’s holdings in the energy, health care and industrials sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the materials, consumer discretionary and information technology sectors.

The largest individual contributors to absolute performance were Ameriprise Financial, Trinity Industries, defense company Northrop Grumman, Xerox, and France-based energy company Total SA. Conversely, retail REIT CBL & Associates Properties, Cisco Systems, Canada’s Yamana Gold, mortgage REIT Annaly Capital Management and electrical utility AES Corp. were the largest detractors from absolute performance.

From a sector allocation perspective, an underweight in the utilities sector and an overweight in the materials sector contributed to the Fund’s relative returns during the reporting period. All but one of the Fund’s sector biases resulted in a positive contribution to return, with an overweight position in the health care sector detracting from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials, industrials and health care sectors, whereas the largest relative underweights were in the financials, utilities and energy sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	14.54%	31.06%	17.20%	6.07%	9.15%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	8.24%	23.86%	15.88%	5.48%	8.61%
AllianzGI NFJ All-Cap Value Fund Class B	14.10%	30.15%	16.33%	5.44%	8.58%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	9.10%	25.15%	16.11%	5.44%	8.58%
AllianzGI NFJ All-Cap Value Fund Class C	14.10%	30.21%	16.31%	5.27%	8.32%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	13.10%	29.21%	16.31%	5.27%	8.32%
AllianzGI NFJ All-Cap Value Fund Class D	14.56%	31.07%	17.19%	6.07%	9.15%
AllianzGI NFJ All-Cap Value Fund Class P	14.64%	31.38%	17.50%	6.38%	9.47%
AllianzGI NFJ All-Cap Value Fund Institutional Class	14.73%	31.65%	17.61%	6.49%	9.57%
AllianzGI NFJ All-Cap Value Fund Administrative Class	14.60%	31.20%	17.32%	6.22%	9.30%
Russell 3000 Value Index	14.60%	32.69%	16.75%	7.66%	9.57%
Lipper Multi-Cap Value Funds Average	15.53%	33.25%	18.45%	7.26%	8.87%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

22	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ All-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Oil, Gas & Consumable Fuels	11.8%
Commercial Banks	10.3%
Pharmaceuticals	7.4%
Machinery	4.2%
Insurance	4.0%
Diversified Financial Services	3.9%
Software	3.8%
Health Care Equipment & Supplies	3.8%
Other	49.1%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,145.40	$1,141.00	$1,141.00	$1,145.60	$1,146.40	$1,147.30	$1,146.00
Expenses Paid During Period	$7.08	$11.12	$11.12	$7.08	$5.73	$5.20	$6.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.60	$1,014.82	$1,014.82	$1,018.60	$1,019.86	$1,020.37	$1,019.11
Expenses Paid During Period	$6.67	$10.46	$10.46	$6.67	$5.40	$4.89	$6.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	23

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Baxter Hines, CFA, NFJ Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 13.67% underperforming the Russell 1000 Value Index (the “benchmark index”), which returned 14.34%.

US equities ended 2013 on a particularly high note, with the S&P 500 Index up 16.3% for the second half of the calendar year. The period opened with much talk of the US Federal Reserve (“Fed”) tapering its quantitative easing program, though the Fed refrained from doing so during it September meeting. Also noteworthy was Congress’ temporary failure to pass a budget, sending the country into its first partial federal shutdown in 17 years. By December, a stronger job market and economic growth were cited as reasons for the Fed’s announcement of a mild taper, reducing the amount of monthly bond repurchases from $85 million to $75 million. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to record highs. Optimism was also fueled by the Commerce Department’s report that the US economy grew by 4.1% in the third quarter—the fastest rate since the fourth quarter of 2011.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (utilities) lagged the strongest sector (industrials) by over 22 percentage points. Each sector generated a positive return for the period. The industrials, materials and consumer discretionary sectors generated the strongest results. In contrast, the utilities, telecommunication services and financials sectors were the worst performing sectors.

Stock selection was negative; sector allocation added value

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and a small cash allocation, which was a drag in an upward-rising equity market. Sector allocation contributed positively over the trailing six-month period.

In terms of stock selection, the Fund’s holdings in the financials, industrials and energy sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the consumer discretionary, materials and consumer staples sectors.

The largest individual contributors to absolute performance were France-based energy company Total SA, Ameriprise Financial, defense company Lockheed Martin, ConocoPhillips, and telecommunications company Harris Corp. Conversely, mortgage REIT Annaly Capital Management, Silicon Valley’s Cisco Systems, toy maker Mattel, Ford and Baxter International were the largest detractors from absolute performance.

From a sector allocation perspective, an underweight in the utilities sector, combined with overweight positions in the materials and information technology sectors, contributed to the Fund’s relative returns during the reporting period. An underweight in industrials and overweight in energy detracted from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology, materials and consumer discretionary sectors, whereas the largest relative underweights were in the financials, utilities and industrials sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	13.67%	28.64%	14.04%	7.28%	8.37%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	7.42%	21.57%	12.76%	6.68%	7.92%
AllianzGI NFJ Dividend Value Fund Class B	13.21%	27.72%	13.19%	6.71%	7.96%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	8.21%	22.72%	12.94%	6.71%	7.96%
AllianzGI NFJ Dividend Value Fund Class C	13.26%	27.74%	13.22%	6.49%	7.57%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	12.26%	26.74%	13.22%	6.49%	7.57%
AllianzGI NFJ Dividend Value Fund Class D	13.66%	28.63%	14.05%	7.28%	8.37%
AllianzGI NFJ Dividend Value Fund Class R	13.55%	28.37%	13.79%	7.03%	8.11%
AllianzGI NFJ Dividend Value Fund Class P	13.88%	29.07%	14.34%	7.59%	8.72%
AllianzGI NFJ Dividend Value Fund Institutional Class	13.95%	29.21%	14.48%	7.70%	8.83%
AllianzGI NFJ Dividend Value Fund Administrative Class	13.72%	28.77%	14.17%	7.42%	8.55%
AllianzGI NFJ Dividend Value Fund Class R6	13.98%	29.27%	14.54%	7.75%	8.88%
Russell 1000 Value Index	14.34%	32.53%	16.67%	7.58%	6.42%
Lipper Equity Income Funds Average	12.88%	27.74%	15.75%	7.64%	6.18%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares, 0.96% for Administrative Class shares and 0.66% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

24	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Oil, Gas & Consumable Fuels	13.8%
Pharmaceuticals	9.7%
Commercial Banks	8.2%
Insurance	8.0%
Diversified Financial Services	6.0%
Communications Equipment	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Aerospace & Defense	4.1%
Other	40.5%
Cash & Equivalents — Net	1.4%

Industr

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,136.70	$1,132.10	$1,132.60	$1,136.60	$1,135.50	$1,138.80	$1,139.50	$1,137.20	$1,023.00
Expenses Paid During Period	$5.65	$9.67	$9.68	$5.65	$7.00	$4.31	$3.77	$5.12	$0.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.91	$1,016.13	$1,016.13	$1,019.91	$1,018.65	$1,021.17	$1,021.68	$1,020.42	$1,021.93
Expenses Paid During Period	$5.35	$9.15	$9.15	$5.35	$6.61	$4.08	$3.57	$4.84	$3.31

*Class R6 commenced operations on December 19, 2013. The Actual expense example for Class R6 is based on the period since inception; the Hypothetical expense example is based on the period beginning July 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,001.43 and $0.21, respectively, for Class R6. The Actual expense example for Class A, Class B, Class C , Class D, Class R, Class P, Institutional Class and Administrative Class and the Hypothetical expense example is based on the period beginning July 1, 2013.

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.95% for Administrative Class and 0.65% for R6 Class), multiplied by the average account value over the period, multiplied by 184 (12 for Class R6)/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

Semiannual Report	| December 31, 2013	25

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by L. Baxter Hines, CFA, NFJ Portfolio Manager.

Portfolio Insights

For the six-month period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ International Value Fund (the “Fund”) returned 12.32%, underperforming the MSCI All Country World ex-US Index (the “benchmark index”), which returned 15.34%.

International developed equities closed out 2013 with gains of 15.8% for the year, as measured by the MSCI ACWI ex-US Index, though international indices largely trailed US stocks during 2013. During the third quarter, the euro zone announced the end of a six-quarter streak of contraction after posting a 1.2% annualized rise in GDP for the prior quarter. Economies in Europe diverged in the fourth quarter—the UK recovered in part due to a robust housing market while the euro-zone struggled to support the weight of recessions across southern Europe and record high unemployment. Japan appeared well-positioned to emerge from many years of deflation. Central banks in Japan and the UK, as well as the US, have adopted aggressive monetary policies including asset purchases. While the European Central Bank (ECB) lowered interest rates during the fourth quarter, the ECB continued to resist quantitative easing measures, though committed to additional stimulus—including negative interest rates—if needed to boost prices.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (consumer staples) lagged the strongest sector (telecommunication services) by over 14 percentage points. Each sector generated a positive return for the period. The telecommunication services, industrials and information technology sectors generated the strongest results. In contrast, the consumer staples, utilities and health care sectors were the worst performing sectors. By country, Greece, Finland and Spain led the benchmark with greater than 40% gains. Many emerging markets names delivered negative total returns for the reporting period, with Indonesia, Turkey and Thailand exhibiting the greatest underperformance.

Stock selection and country allocation detracted

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and country allocation. Sector allocations were effectively net neutral during the period.

In terms of stock selection, the Fund’s holdings in the consumer staples, consumer discretionary and information technology sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the materials, financials and industrials sectors. By country, selection was strongest in Australia, Brazil and Germany. However, these gains were overwhelmed by negative selection in Japan, the UK and Israel.

The largest individual contributors to absolute performance were AstraZeneca, Volkswagen, Rio Tinto, German-based Siemens, and Canada’s ManuLife Financial. Conversely, Japan-based Nitto Denko, Yamana Gold, Turkey’s Koc Holdings, industrials name Komatsu, and Israel Chemicals were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in the telecommunication services sector and underweight in the consumer staples sector contributed to the Fund’s relative returns during the reporting period. Being underweight in the industrials sector and overweight in the energy sector detracted from results.

From a country allocation perspective, the Fund’s underweight positions across Switzerland, Indonesia and Taiwan were additive during the period. On the other hand, an underweight in Spain, in addition to overweights in the US (the Fund holds several Bermuda and UK-headquartered companies that are classified as US by MSCI) and Israel, hindered relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials, energy and telecommunication services sectors, whereas the largest relative underweights were in the industrials, information technology and consumer discretionary sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ International Value Fund Class A	12.32%	10.21%	13.18%	10.04%	13.59%
AllianzGI NFJ International Value Fund Class A (adjusted)	6.14%	4.15%	11.91%	9.42%	13.00%
AllianzGI NFJ International Value Fund Class C	11.91%	9.33%	12.34%	9.23%	12.75%
AllianzGI NFJ International Value Fund Class C (adjusted)	10.91%	8.33%	12.34%	9.23%	12.75%
AllianzGI NFJ International Value Fund Class D	12.31%	10.19%	13.18%	10.04%	13.59%
AllianzGI NFJ International Value Fund Class R	12.21%	9.92%	12.93%	9.80%	13.34%
AllianzGI NFJ International Value Fund Class P	12.51%	10.53%	13.49%	10.35%	13.91%
AllianzGI NFJ International Value Fund Institutional Class	12.57%	10.59%	13.61%	10.45%	14.02%
AllianzGI NFJ International Value Fund Administrative Class	12.49%	10.38%	13.33%	10.18%	13.74%
AllianzGI NFJ International Value Fund Class R6	12.59%	10.64%	13.66%	10.51%	14.07%
MSCI All Country World Ex-US Index	15.34%	15.29%	12.81%	7.57%	10.68%
Lipper International Large-Cap Core Funds Average	17.39%	19.93%	11.11%	6.66%	9.57%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.03% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 1.20% for Administrative Class shares, and 0.90% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least December 15, 2014. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 1.53% for Class R shares, 1.03% for Class P shares, 0.93% for Institutional Class shares, 1.18% for Administrative Class shares, and 0.88% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

26	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2013)

United Kingdom	21.5%
Japan	11.7%
Brazil	7.6%
Canada	7.1%
China	6.1%
Germany	5.4%
France	4.2%
United States	4.0%
Other	29.5%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,123.20	$1,119.10	$1,123.10	$1,122.10	$1,125.10	$1,125.70	$1,124.90	$1,027.90
Expenses Paid During Period	$6.53	$10.52	$6.53	$7.86	$5.20	$4.66	$6.00	$0.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.06	$1,015.27	$1,019.06	$1,017.80	$1,020.32	$1,020.82	$1,019.56	$1,020.92
Expenses Paid During Period	$6.21	$10.01	$6.21	$7.48	$4.94	$4.43	$5.70	$4.33

* Class R6 commenced operations on December 19, 2013. The Actual expense example for Class R6 is based on the period since inception; the Hypothetical expense example is based on the period beginning July 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,001.36 and $0.28, respectively, for Class R6. The Actual expense example for Class A, Class C , Class D, Class R, Class P, Institutional Class and Administrative Class and the Hypothetical expense example is based on the period beginning July 1, 2013.

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.22% for Class D, 1.47% for Class R, 0.97% for Class P, 0.87% for Institutional Class , 1.12% for Administrative Class and 0.85% for Class R6), multiplied by the average account value over the period, multiplied by 184 (12 for Class R6)/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

Semiannual Report	| December 31, 2013	27

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Jeff Reed, CFA, NFJ, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 14.10% performing in line with its benchmark, the Russell Top 200 Value Index (the “benchmark index”), which returned 14.10%.

US equities ended 2013 on a particularly high note, with the S&P 500 Index up 16.3% for the second half of the calendar year. The period opened with much talk of the US Federal Reserve (“Fed”) tapering its quantitative easing program, though the Fed refrained from doing so during it September meeting. Also noteworthy was Congress’ temporary failure to pass a budget, sending the country into its first partial federal shutdown in 17 years. By December, a stronger job market and economic growth were cited as reasons for the Fed’s announcement of a mild taper, reducing the amount of monthly bond repurchases from $85 million to $75 million. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to record highs. Optimism was also fueled by the Commerce Department’s report that the US economy grew by 4.1% in the third quarter—the fastest rate since the fourth quarter of 2011.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (utilities) lagged the strongest sector (materials) by over 26 percentage points. Each sector generated a positive return for the period. The materials, industrials and consumer discretionary sectors generated the strongest results. In contrast, the utilities, telecommunication services and health care sectors were the worst performing sectors.

Stock selection and sector allocation added value

The Fund’s in-line performance with the benchmark index was due to positive sector allocation and stock selection. A small cash allocation was a slight drag in an upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the health care, industrials and energy sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the consumer discretionary, information technology and materials sectors.

The largest individual contributors to absolute performance were defense company Northrop Grumman, Xerox, GE, Walgreen, and Freeport-McMoRan Copper & Gold. Conversely, Cisco Systems, Diamond Offshore Drilling, Ford Motor Company, toy maker Mattel and REIT Kimco Realty were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in materials and underweight in telecommunication services contributed to the Fund’s relative returns during the reporting period. Being underweight the industrials sector and overweight the information technology sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary, materials and information technology sectors, whereas the largest relative underweights were in the financials, energy and telecommunications services sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	14.10%	32.22%	14.67%	6.49%	7.39%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	7.82%	24.95%	13.38%	5.89%	6.94%
AllianzGI NFJ Large-Cap Value Fund Class B	13.65%	31.23%	13.82%	5.85%	6.92%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	8.65%	26.23%	13.58%	5.85%	6.92%
AllianzGI NFJ Large-Cap Value Fund Class C	13.66%	31.22%	13.82%	5.70%	6.60%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	12.66%	30.22%	13.82%	5.70%	6.60%
AllianzGI NFJ Large-Cap Value Fund Class D	14.13%	32.16%	14.68%	6.50%	7.38%
AllianzGI NFJ Large-Cap Value Fund Class R	13.99%	31.87%	14.39%	6.24%	7.16%
AllianzGI NFJ Large-Cap Value Fund Class P	14.27%	32.55%	14.98%	6.82%	7.74%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	14.36%	32.67%	15.09%	6.91%	7.84%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	14.16%	32.32%	14.80%	6.63%	7.56%
Russell Top 200 Value Index	14.10%	32.14%	14.88%	6.45%	4.66%
Lipper Large-Cap Value Funds Average	14.84%	32.27%	16.06%	6.74%	6.10%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

28	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Oil, Gas & Consumable Fuels	14.6%
Pharmaceuticals	10.0%
Diversified Financial Services	7.0%
Insurance	6.2%
Commercial Banks	5.1%
Aerospace & Defense	4.2%
Consumer Finance	4.1%
Food & Staples Retailing	3.9%
Other	44.4%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,141.00	$1,136.50	$1,136.60	$1,141.30	$1,139.90	$1,142.70	$1,143.60	$1,141.60
Expenses Paid During Period	$5.99	$10.02	$10.02	$5.99	$7.34	$4.64	$4.11	$5.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	29

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Jeff Reed, CFA, NFJ Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 18.00% outperforming the Russell Midcap Value Index (the “benchmark index”), which returned 14.95%.

US equities ended 2013 on a particularly high note, with the S&P 500 Index up 16.3% for the second half of the calendar year. The period opened with much talk of the US Federal Reserve (“Fed”) tapering its quantitative easing program, though the Fed refrained from doing so during it September meeting. Also noteworthy was Congress’ temporary failure to pass a budget, sending the country into its first partial federal shutdown in 17 years. By December, a stronger job market and economic growth were cited as reasons for the Fed’s announcement of a mild taper, reducing the amount of monthly bond repurchases from $85 million to $75 million. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to record highs. Optimism was also fueled by the Commerce Department’s report that the US economy grew by 4.1% in the third quarter—the fastest rate since the fourth quarter of 2011.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (utilities) lagged the strongest sector (telecommunication services) by over 25 percentage points. Each sector generated a positive return for the period. The telecommunication services, industrials and information technology sectors generated the strongest results. In contrast, the utilities, financials and consumer staples sectors were the worst performing sectors.

Strong stock selection and sector allocation added value

The Fund’s relative outperformance versus the benchmark index was due to strong stock selection and sector allocation. A small cash allocation was a slight drag in an upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the financials, energy and consumer staples sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the materials, consumer discretionary and utilities sectors.

The largest individual contributors to absolute performance were Southwest Airlines, Ameriprise Financial, oil refiner Valero Energy Corp., Avago Technologies, and Harris Corp. Conversely, Jabil Circuit, Diamond Offshore Drilling, South Africa-based Gold Fields, Quest Diagnostics and REIT holding Liberty Property Trust were the largest detractors from absolute performance.

From a sector allocation perspective, underweight positions in the utilities and financials sectors, combined with an overweight in the materials sector, contributed to the Fund’s relative returns during the reporting period. An overweight in the consumer staples sector and underweight in the information technology sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer staples, materials and energy sectors, whereas the largest relative underweights were in the utilities, financials and information technology sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	18.00%	31.95%	19.32%	6.68%	11.66%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	11.51%	24.69%	17.98%	6.08%	11.42%
AllianzGI NFJ Mid-Cap Value Fund Class B	17.55%	31.01%	18.42%	6.12%	11.44%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	12.55%	26.01%	18.21%	6.12%	11.44%
AllianzGI NFJ Mid-Cap Value Fund Class C	17.60%	31.00%	18.43%	5.88%	10.83%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	16.60%	30.00%	18.43%	5.88%	10.83%
AllianzGI NFJ Mid-Cap Value Fund Class D	17.97%	31.96%	19.30%	6.67%	11.67%
AllianzGI NFJ Mid-Cap Value Fund Class R	17.87%	31.66%	19.02%	6.40%	11.31%
AllianzGI NFJ Mid-Cap Value Fund Class P	18.15%	32.36%	19.64%	6.98%	11.96%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	18.19%	32.43%	19.74%	7.08%	12.07%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	18.07%	32.11%	19.45%	6.81%	11.82%
Russell Midcap Value Index	14.95%	33.46%	21.16%	10.25%	12.32%
Lipper Multi-Cap Core Funds Average	15.53%	33.25%	18.45%	7.26%	9.10%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

30	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31, 2013)

Oil, Gas & Consumable Fuels	9.0%
Insurance	7.6%
Commercial Banks	7.1%
Capital Markets	6.6%
Health Care Providers & Services	5.4%
Chemicals	4.2%
Food Products	4.1%
Electronic Equipment, Instruments & Components	4.0%
Other	49.5%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,180.00	$1,175.50	$1,176.00	$1,179.70	$1,178.70	$1,181.50	$1,181.90	$1,180.70
Expenses Paid During Period	$6.92	$11.02	$11.02	$6.92	$8.29	$5.55	$5.00	$6.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.11	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$5.14	$4.63	$5.90

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	31

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2013, through December 31, 2013, as provided by John Mowrey, CFA, NFJ Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 17.02% slightly underperforming its benchmark, the Russell 2000 Value Index (the “benchmark index”), which returned 17.60%.

US equities ended 2013 on a particularly high note, with the S&P 500 Index up 16.3% for the second half of the calendar year. The period opened with much talk of the US Federal Reserve (“Fed”) tapering its quantitative easing program, though the Fed refrained from doing so during its September meeting. Also noteworthy was Congress’ temporary failure to pass a budget, sending the country into its first partial federal shutdown in 17 years. By December, a stronger job market and economic growth were cited as reasons for the Fed’s announcement of a mild taper, reducing the amount of monthly bond repurchases from $85 million to $75 million. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to record highs. Optimism was also fueled by the Commerce Department’s report that the US economy grew by 4.1% in the third quarter—the fastest rate since the fourth quarter of 2011.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (telecommunication services) lagged the strongest sector (health care) by over 24 percentage points. Each sector generated a positive return for the period. The health care, industrials and materials sectors generated the strongest results. In contrast, the telecommunication services, utilities and financials sectors were the worst performing sectors.

Stock selection was slightly negative, sector allocation added value

The Fund’s relative underperformance versus the benchmark index was due to slightly negative stock selection and a small cash allocation, which was a slight drag in an upward-rising equity market. Sector allocation contributed positively for the period.

In terms of stock selection, the Fund’s holdings in the materials and information technology sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the health care and financials sectors.

The largest individual contributors to absolute performance were two defense companies,

Curtiss Wright and Alliant Techsystems, consumer discretionary firm The Andersons, Cimarex Energy and Belden. Conversely, RenTech Nitrogen Partners, payday lender and pawn shop operator Cash America International, Jabil Circuit, and two REIT names, American Realty Capital Properties and Hatteras Financial Corp., were the largest detractors from absolute performance.

From a sector allocation perspective, an underweight in the financials sector, combined with overweight positions in the materials and industrials sectors, contributed to the Fund’s relative returns during the reporting period. Being underweight the information technology sector and overweight the consumer staples sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials, industrials and energy sectors, whereas the largest relative underweights were in the financials, information technology and utilities sectors.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	17.02%	31.55%	18.07%	11.17%	12.45%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	10.59%	24.31%	16.74%	10.54%	12.16%
AllianzGI NFJ Small-Cap Value Fund Class B	16.55%	30.54%	17.17%	10.58%	12.19%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	11.55%	25.54%	16.96%	10.58%	12.19%
AllianzGI NFJ Small-Cap Value Fund Class C	16.52%	30.52%	17.19%	10.33%	11.61%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	15.52%	29.52%	17.19%	10.33%	11.61%
AllianzGI NFJ Small-Cap Value Fund Class D	17.02%	31.55%	18.07%	11.16%	12.45%
AllianzGI NFJ Small-Cap Value Fund Class R	16.86%	31.23%	17.78%	10.88%	12.12%
AllianzGI NFJ Small-Cap Value Fund Class P	17.14%	31.86%	18.37%	11.47%	12.79%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	17.22%	32.06%	18.54%	11.61%	12.91%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	17.12%	31.73%	18.24%	11.33%	12.57%
AllianzGI NFJ Small-Cap Value Fund Class R6	17.24%	32.11%	18.59%	11.67%	12.97%
Russell 2000 Value Index	17.60%	34.52%	17.64%	8.61%	12.01%
Lipper Small-Cap Value Funds Average	18.39%	36.58%	20.46%	9.24%	11.55%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 1.11% for Administrative Class shares and 0.81% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.92% for Class P shares, 0.77% for Institutional Class shares, 1.02% for Administrative Class shares and 0.72% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

32	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Oil, Gas & Consumable Fuels	8.4%
Commercial Banks	7.0%
Chemicals	7.0%
Machinery	6.8%
Insurance	4.8%
Aerospace & Defense	4.8%
Energy Equipment & Services	4.6%
Metals & Mining	4.2%
Other	48.6%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,170.20	$1,165.50	$1,165.20	$1,170.20	$1,168.60	$1,171.40	$1,172.20	$1,171.20	$1,028.70
Expenses Paid During Period	$6.40	$10.48	$10.48	$6.40	$7.76	$5.04	$4.22	$5.58	$0.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.31	$1,015.53	$1,015.53	$1,019.31	$1,018.05	$1,020.57	$1,021.32	$1,020.06	$1,021.58
Expenses Paid During Period	$5.96	$9.75	$9.75	$5.96	$7.22	$4.69	$3.92	$5.19	$3.67

*Class R6 commenced operations on December 19, 2013. The Actual expense example for Class R6 is based on the period since inception; the Hypothetical expense example is based on the period beginning July 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,001.41 and $0.24, respectively, for Class R6. The Actual expense example for Class A, Class B, Class C , Class D, Class R, Class P, Institutional Class and Administrative Class and the Hypothetical expense example is based on the period beginning July 1, 2013.

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 1.17% for Class D, 1.42% for Class R, 0.92% for Class P, 0.77% for Institutional Class , 1.02% for Administrative Class and 0.72% for Class R6), multiplied by the average account value over the period, multiplied by 184 (12 for Class R6)/365 for the Actual expense expample and 184/365 for the Hypothetical expense example.

Semiannual Report	| December 31, 2013	33

Unaudited

AllianzGI Opportunity Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of AllianzGI Opportunity Fund (the “Fund”) returned 23.69%, outperforming the Russell 2000 Index (the “benchmark index”), which returned 19.82%.

Market Environment

During the reporting period, US equities were the beneficiaries of higher economic output, an improving employment picture, and clarity surrounding government policies. US small-cap equities advanced during five of the six months in the reporting period, a testament to the consistency in equity performance for the year. Investors initially focused on a rebound in economic activity during the summer alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. Markets then navigated the potential US government shutdown in the fall, which in hindsight turned into a non-event for equities. Markets ended the year with investors reacting to a mid-December US Federal Reserve announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchases from $85 billion to $75 billion. This decision is telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook. Small cap stocks were beneficiaries of the improved investor sentiment, outperforming their mid cap and large cap peers during the reporting period.

Sector performance for the benchmark index was decidedly positive across the board, with over half of the sectors posting results greater than 20%. Health Care, Industrials and Information Technology stocks were among the best performers for the benchmark index, while Utilities stocks managed only single-digit gains.

Performance driven by strong stock selection

The Fund’s performance relative to the benchmark index was due to strong stock selection, thanks to our behavioral finance investment process which seeks to balance risk and reward. The Information Technology sector was the best performer during the reporting period, due primarily to stockpicking in electronic equipment and communications equipment industries. Bottom-up selections in Industrials, Health Care and Consumer Discretionary sectors each added meaningfully to performance. Meanwhile, stockpicking in Consumer Staples and Energy sectors lagged the benchmark index during the reporting period.

The largest individual active contributor to performance was Insys Therapeutics, Inc. a specialty pharmaceutical company whose shares increased rapidly due to strong demand for the company’s drug used to treat pain for cancer patients. Shares of Methode Electronics, Inc., a maker of solutions for automotive and industrial industries, advanced thanks to a rebound in North American and European market segments. Conversely, Kratos Defense Security Solutions, Inc. was the largest detractor for the reporting period due to earlier concerns over a US government shutdown, coupled with potential for budget pressures in the future.

Average Annual Total Return for the period ended December 31, 2013

	6 Months**	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Opportunity Fund Class A	23.69%	35.12%	18.95%	6.83%	11.72%
AllianzGI Opportunity Fund Class A (adjusted)	16.88%	27.69%	17.61%	6.22%	11.51%
AllianzGI Opportunity Fund Class B	23.20%	34.09%	18.05%	6.27%	11.52%
AllianzGI Opportunity Fund Class B (adjusted)	18.20%	29.09%	17.84%	6.27%	11.52%
AllianzGI Opportunity Fund Class C	23.22%	34.11%	18.06%	6.03%	10.90%
AllianzGI Opportunity Fund Class C (adjusted)	22.22%	33.11%	18.06%	6.03%	10.90%
AllianzGI Opportunity Fund Class D	23.65%	35.09%	18.95%	6.84%	11.75%
AllianzGI Opportunity Fund Class R	23.52%	34.76%	18.68%	6.59%	11.46%
AllianzGI Opportunity Fund Class P	23.79%	35.39%	19.25%	7.12%	12.02%
AllianzGI Opportunity Fund Institutional Class	23.90%	35.60%	19.39%	7.23%	12.13%
AllianzGI Opportunity Fund Administrative Class	23.75%	35.22%	19.08%	6.97%	11.87%
Russell 2000 Index*	19.82%	38.82%	20.08%	9.07%	10.15%
Russell 2000 Growth Index	22.02%	43.30%	22.58%	9.41%	8.22%
Lipper Small-Cap Growth Funds Average	21.95%	42.29%	22.40%	8.95%	10.47%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

* Russell linked benchmark performance is a blend of Russell 2000 Growth Index performance from 2/24/84 to 4/7/13 and Russell 2000 Index performance from 4/8/13 through 12/31/13. The Russell 2000 Index replaced Russell 2000 Growth Index as the Fund’s benchmark on 4/8/13.

** Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

34	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Opportunity Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2013)

Insurance	7.5%
Hotels, Restaurants & Leisure	7.0%
Professional Services	5.9%
Health Care Equipment & Supplies	5.9%
Machinery	5.6%
Commercial Banks	5.4%
IT Services	4.5%
Communication Equipment	4.4%
Other	52.6%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,236.90	$1,232.00	$1,232.20	$1,236.50	$1,235.20	$1,237.90	$1,239.00	$1,237.50
Expenses Paid During Period	$7.10	$11.31	$11.31	$7.10	$8.51	$5.70	$5.14	$6.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.11	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$5.14	$4.63	$5.90
For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	35

Unaudited

AllianzGI Small-Cap Blend Fund

For the period of July 1, 2013 through December 31, 2013 as provided by Kunal Ghosh, Lead Portfolio Manager.

Portfolio Insights

For the period from inception on July 1, 2013 through December 31, 2013, Class A shares at NAV of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 20.19% outperforming the Russell 2000 Index (the “benchmark index”), which returned 18.32%.

Market Environment

During the reporting period, US equities were the beneficiaries of higher economic output, an improving employment picture, and clarity surrounding government policies. US small cap equities advanced during five of the six months in the reporting period, a testament to the consistency in equity performance for the year. Investors initially focused on a rebound in economic activity during the summer alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. Markets then navigated the potential US government shutdown in the fall, which in hindsight turned into a non-event for equities. Markets ended the year with investors reacting to a mid-December US Federal Reserve announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchase from $85 billion to $75 billion. This decision is telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook. Small cap stocks were beneficiaries of the improved investor sentiment, outperforming their mid cap and large cap peers during the reporting period.

Sector performance for the benchmark index was decidedly positive across the board, with over half of the sectors posting results greater than 20%. Health Care, Industrials and Information Technology stocks were among the best performers for the benchmark index, while Utilities stocks managed only single-digit gains.

Performance driven by stock selection and strategic asset allocation decisions

The Fund’s performance relative to the benchmark index was due to stock selection and a strategic allocation across multiple investment strategies. The Small-Cap Blend Fund combines four separately managed, unique small cap strategies in one investment. As designed, the small cap core, small cap growth and micro-cap growth strategies outperformed during the reporting period given the higher positive environment for stocks, while the managed volatility component lagged against a backdrop where lower risk were underappreciated.

Performance was positive thanks to bottom-up stock selection at the strategy level. The Information Technology sector, namely via communications equipment and electronic instruments industries, added to performance due to stockpicking. Bottom-up selections in Industrials and Health Care sectors also contributed to results during the performance period. Meanwhile, selections within Consumer Staples and Energy sectors were modestly negative.

The largest individual active contributor to performance was Insys Therapeutics, Inc. a specialty pharmaceutical company whose shares increased rapidly due to strong demand for the company’s drug used to treat pain for cancer patients. Shares of Methode Electronics, Inc., a maker of solutions for automotive and industrial industries, advanced thanks to a rebound in North America and European market segments. Conversely, shares of firearm manufacturer Smith & Wesson Holding Corporation detracted from performance due to higher levels of price volatility on the potential for increased government intervention.

Cumulative Total Return for the period ended December 31, 2013

Since Inception†
AllianzGI Small-Cap Blend Fund Class A	20.19%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	13.58%
AllianzGI Small-Cap Blend Fund Class C	19.79%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	18.79%
AllianzGI Small-Cap Blend Fund Class D	20.20%
AllianzGI Small-Cap Blend Fund Class P	20.40%
AllianzGI Small-Cap Blend Fund Institutional Class	20.46%
Russell 2000 Index	18.32%
Lipper Small-Cap Growth Funds Average	21.95%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s gross expense ratios are 4.39% for Class A shares, 5.14% for Class C shares, 4.39% for Class D shares, 4.14% for Class P shares and 4.04% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least June 30, 2014. The Fund’s expense ratios net of this reduction are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

36	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2013)

Hotels, Restaurants & Leisure	6.1%
Oil, Gas & Consumable Fuels	5.0%
Commercial Banks	4.9%
Health Care Equipment & Supplies	4.8%
Health Care Providers & Services	4.5%
Insurance	4.3%
Software	3.9%
Professional Services	3.7%
Other	60.3%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,201.90	$1,197.90	$1,202.00	$1,204.00	$1,204.60
Expenses Paid During Period	$7.29	$11.41	$7.29	$5.91	$5.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,018.55	$1,014.77	$1,018.55	$1,019.81	$1,020.32
Expenses Paid During Period	$6.72	$10.51	$6.72	$5.45	$4.94

* The Fund commenced operations on July 1, 2013. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning July 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,018.45 and $6.68, respectively, for Class A; $1,014.69 and $10.45, respectively, for Class C; $1,018.45 and $6.68, respectively, for Class D; $1,019.70 and $5.42, respectively, for Class P; and $1,020.21 and $4.91, respectively, for Institutional Class.

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class C, 1.32% for Class D, 1.07% for Class P, and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

Semiannual Report	| December 31, 2013	37

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2013, through December 31, 2013, as provided by Huachen Chen, CFA and Walter Price, CFA, Portfolio Managers.

Portfolio Insights

For the reporting period ended December 31, 2013 Class A Shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 26.42% outperforming the S&P North American Technology Sector Index (the “benchmark index”), which returned 21.67%.

A major source of this period’s outperformance came from our identification and investment in companies in emerging areas of technology such as the mobile Internet. These companies seem to be experiencing positive inflections in their operating metrics as they are beginning to monetize their significant user-bases. A report released by ZenithOptimedia during the period, highlighted the long-term growth opportunities in online advertising which is a major avenue for monetization. The research firm estimates that global spending on mobile advertising could grow nearly 60.0% on a compounded basis over the next 3 years and still only be 25.2% of total Internet ad expenditures and just 6.0% of all ad expenditures.

While mobile Internet companies are expanding technology’s presence in consumers’ day-to-day lives, another strong contributor is using technology to revolutionize the automobile industry. Electric vehicles (EV) are still a nascent market and we believe that, with increasing scale and infrastructure, mass market adoption is possible.

Both the EV and mobile Internet segments have performed strongly over the past year, and we have continually trimmed these holdings as they have exceeded our near-term price targets. At the same time, we have longer-term price targets well above these levels conditioned on these companies’ successful execution on the market opportunities in front of them. We believe there is a long runway for this process to unfold and expect these groups to generate strong returns over the long-term.

Though we are distinctively a growth manager, we maintain a smaller portion of the portfolio in more value-oriented holdings we believe should benefit from positive company-specific or industry-driven changes. We held stocks in the communications equipment and components areas such as hard disk drives and memory that were strong contributors during the period. We maintain our favorable view of these areas given their attractive valuations, favorable market dynamics, and better capital allocation policies.

While our investments in many of our mobile/consumer Internet holdings were strong performers, some of our holdings in this area are earlier in the process of refining their monetization models and thus struggled during the period. Other relative detractors included our underweights to mega- and large-cap technology companies that we think are facing tougher competition in their core markets. That said, these companies seemed to recognize these challenges and are developing/acquiring technologies that will help them stave off secular headwinds presented by mega-trends like the cloud and mobile.

We acknowledge that risks in the equity markets are still present in the form of uncertainty regarding global monetary policy as well as the potential for stalled policy or economic progress in major economies. Still, we believe the fundamental improvements in the global economy and growing and momentum of major trends could continue the secular bull market in technology.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Technology Fund Class A	26.42%	43.55%	23.79%	10.02%	13.37%
AllianzGI Technology Fund Class A (adjusted)	19.47%	35.66%	22.40%	9.39%	13.02%
AllianzGI Technology Fund Class B	25.91%	42.48%	22.86%	9.35%	12.99%
AllianzGI Technology Fund Class B (adjusted)	20.91%	37.48%	22.68%	9.35%	12.99%
AllianzGI Technology Fund Class C	25.93%	42.47%	22.87%	9.20%	12.52%
AllianzGI Technology Fund Class C (adjusted)	24.93%	41.47%	22.87%	9.20%	12.52%
AllianzGI Technology Fund Class D	26.41%	43.54%	23.79%	10.02%	13.49%
AllianzGI Technology Fund Class P	26.59%	43.92%	24.10%	10.32%	13.77%
AllianzGI Technology Fund Institutional Class	26.62%	44.06%	24.23%	10.43%	13.88%
AllianzGI Technology Fund Administrative Class	26.50%	43.69%	23.93%	10.16%	13.60%
NASDAQ Composite Index	22.72%	38.32%	21.51%	7.62%	7.96%
S&P North American Technology Sector Index	21.67%	34.57%	23.09%	7.92%	9.01%
Lipper Global Science/Technology Funds Average	23.72%	33.58%	21.28%	9.35%	10.90%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.57% for Class A shares, 2.32% for Class B shares, 2.32% for Class C shares, 1.57% for Class D shares, 1.32% for Class P shares, 1.22% for Institutional Class shares and 1.47% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

38	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2013)

Internet Software & Services	19.6%
Computers & Peripherals	15.2%
Semiconductors & Semiconductor Equipment	14.6%
Internet & Catalog Retail	11.2%
Software	11.1%
Communications Equipment	7.5%
IT Services	6.3%
Other	8.6%
Securities Sold Short*	–6.1%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	12.0%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Software	–1.5%
IT Services	–1.2%
Internet Software & Services	–1.0%
Semiconductors & Semiconductor Equipment	–1.0%
Media	–1.0%
Exchange-Traded Funds	–0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,264.20	$1,259.10	$1,259.30	$1,264.10	$1,265.90	$1,266.20	$1,265.00
Expenses Paid During Period	$9.07	$13.32	$13.33	$9.07	$7.65	$7.08	$8.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,017.19	$1,013.41	$1,013.41	$1,017.19	$1,018.45	$1,018.95	$1,017.69
Expenses Paid During Period	$8.08	$11.88	$11.88	$8.08	$6.82	$6.31	$7.58

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.59% for Class A, 2.34% for Class B, 2.34% for Class C, 1.59% for Class D, 1.34% for Class P, 1.24% for Institutional Class and 1.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	39

Unaudited

AllianzGI U.S. Managed Volatility Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned 7.78% underperforming the Russell 1000 Index (the “benchmark index”) which returned 16.86%, and its secondary benchmark, the MSCI USA Minimum Volatility, which returned 10.16%

Market Environment

During the reporting period, US equities were the beneficiaries of higher economic output, an improving employment picture, and clarity surrounding government policies. US large-cap equities advanced during five of the six months in the reporting period, a testament to the consistency in equity performance for the year. Investors initially focused on a rebound in economic activity during the summer alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. Markets then navigated the potential US government shutdown in the fall, which in hindsight was a non-event for equities. Markets ended the year with investors reacting to a mid-December US Federal Reserve announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchases from $85 billion to $75 billion. This decision is telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook. Higher risk stocks were increasingly rewarded during the reporting period in an environment where the benchmark index reached all-time highs.

Sector performance for the benchmark index was decidedly positive, with Industrials, Information Technology, Materials and Consumer Discretionary sectors each up greater than 20% for the reporting period. These strong results were offset by low single-digit gains in Telecommunication Services and Utilities sectors.

Performance driven by stock allocation

The managed volatility investment process seeks to take advantage of the fact that stocks can have complementary risk characteristics and seeks to create a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time due in part to the impact of wealth preservation during more volatile market environments. From a risk standpoint, the Fund achieved its desired lower risk objective compared to the benchmark index. However, higher risk stocks were rewarded during the reporting period, which impacted performance on a stock selection level.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with the more conservative stock selections in Consumer Discretionary, Consumer Staples and Financials sectors detracting from results. An overweight to the Utilities sector also detracted from results. Meanwhile, stock selection in the Health Care sector was modestly positive, and a relative underweight to Energy stocks also benefitted clients.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	7.78%	22.82%	14.48%	6.01%	6.94%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	1.85%	16.06%	13.19%	5.41%	6.42%
AllianzGI U.S. Managed Volatility Fund Class B	7.36%	21.93%	13.60%	5.36%	6.38%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	2.36%	16.93%	13.36%	5.36%	6.38%
AllianzGI U.S. Managed Volatility Fund Class C	7.35%	21.92%	13.61%	5.21%	6.14%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	6.35%	20.92%	13.61%	5.21%	6.14%
AllianzGI U.S. Managed Volatility Fund Class D	7.77%	22.84%	14.45%	5.99%	6.93%
AllianzGI U.S. Managed Volatility Fund Class P	7.95%	23.23%	14.76%	6.30%	7.25%
AllianzGI U.S. Managed Volatility Fund Institutional Class	8.00%	23.30%	14.89%	6.41%	7.36%
AllianzGI U.S. Managed Volatility Fund Administrative Class	7.83%	22.98%	14.61%	6.14%	7.09%
Russell 1000 Index	16.86%	33.11%	18.59%	7.78%	9.64%
MSCI USA Minimum Volatility Index	10.16%	24.37%	15.46%	7.49%	8.56%
Lipper Large-Cap Core Funds Average	16.69%	32.47%	17.75%	7.37%	8.94%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.71% for Class B shares, 1.71% for Class C shares, 0.96% for Class D shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

40	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI U.S. Managed Volatility Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Health Care Providers & Services	11.4%
Insurance	11.4%
Computers & Peripherals	6.5%
Electric Utilities	6.5%
IT Services	5.0%
Media	4.0%
Thrifts & Mortgage Finance	3.8%
Multi-line Retail	3.6%
Other	37.2%
Cash & Equivalents — Net	10.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,077.80	$1,073.60	$1,073.50	$1,077.70	$1,079.50	$1,080.00	$1,078.30
Expenses Paid During Period	$5.08	$8.99	$8.99	$5.08	$3.77	$3.25	$4.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,020.32	$1,016.53	$1,016.53	$1,020.32	$1,021.58	$1,022.08	$1,020.82
Expenses Paid During Period	$4.94	$8.74	$8.74	$4.94	$3.67	$3.16	$4.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Class A, 1.72% for Class B, 1.72% for Class C, 0.97% for Class D, 0.72% for Class P, 0.62% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	41

Unaudited

AllianzGI Wellness Fund

For the period of July 1, 2013 through December 31, 2013, as provided by Michael Dauchot, CFA, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2013, Class A shares at NAV of the AllianzGI Wellness Fund (the “Fund”) returned 18.26%, outperforming our custom benchmark, the World Healthcare and Consumer Blended Benchmark, which returned 15.64%.

Overall the outperformance was driven primarily by allocation effects from overweighting biotechnology, underweighting consumer and pharmaceutical industries, offset somewhat by negative stock selection, particularly in an individual biotechnology company.

Our positions in the biotechnology industry made the strongest contribution to performance during the period. Biotechnology was one of the best performing industries within the custom benchmark and our overweight in the sector resulted in a positive allocation effect. Some of our largest biotechnology holdings included companies with treatments for a variety of illnesses including Hepatitis C, autoimmune, cardiovascular and pulmonary diseases. In general the biotechnology sector benefitted from positive news flow from established commercial drugs and drug pipelines, the pipeline progress making the commercialization of the developmental treatments more likely. Despite its underweight in pharmaceuticals, the Fund also benefitted from stock selection in the sector, as well as stock selection within the Healthcare Services industries.

The largest detractor to performance was an individual biotechnology company. One of our holdings within the sector plummeted due to safety concerns with their top drug. Marketing of the drug was suspended by the FDA due to cardiovascular concerns associated with the treatment. Due to the diminished growth outlook for the company we sold the stock. The Fund was also negatively impacted by some additional stock selection within biotechnology.

In the spring of 2013 we sold out of most of our consumer-related holdings and concentrated more of our exposure in biotechnology and other healthcare sectors that would benefit from the inception of President Obama’s Affordable Care Act. During the last six months of the year, we maintained some consumer exposure to the Drug Retailing sector. We also initiated a position in Human Resources within the consumer space.

Outlook

In 2013 much of the healthcare news flow revolved around the implementation of the Affordable Care Act. However, the onset of President Obama’s initiative has been met with significant challenges and has generally been a disappointment.

The October rollout of insurance coverage was plagued by woefully inadequate technology. The insurance exchanges are particularly important to the welfare of the rollout as President Obama delayed for a year the implementation of employer-mandated coverage. Potential enrollees in the exchanges faced frustration, enrollment at Federal and State exchanges has been significantly below expectations and both insurance and healthcare providers are caught in the crossfire. The disappointing enrollment numbers, particularly among the younger population has invalidated many of the actuarial assumptions used at the onset to justify the initiative. President Obama’s popularity rating has dropped significantly as a result.

While there is currently a tremendous amount of political finger pointing, the Government has enlisted the private sector’s help to solve the rollout’s problems, specifically Accenture. While it is too early to assess the effect this action will have on the program’s eventual success, enrollment is starting to gain traction in many insurance exchanges. In reality it is difficult to project the eventual outcome for the Affordable Care Act, but we are cautiously optimistic that the program will prove more successful as we move into 2014 and future years.

While the Fund is positioned to benefit from increased insurance coverage among Americans, we believe that the long-term positive growth outlook for the healthcare sector is not dependent on the success of President Obama’s initiative. In fact we believe the future looks quite bright for those companies that can deliver new drug technologies or those healthcare providers that can offer effective, low-cost services.

Average Annual Total Return for the period ended December 31, 2013

	6 Months*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Wellness Fund Class A	18.26%	34.24%	19.19%	8.44%	11.79%
AllianzGI Wellness Fund Class A (adjusted)	11.75%	26.85%	17.84%	7.82%	11.41%
AllianzGI Wellness Fund Class B	17.81%	33.22%	18.29%	7.79%	11.39%
AllianzGI Wellness Fund Class B (adjusted)	13.07%	28.22%	18.08%	7.79%	11.39%
AllianzGI Wellness Fund Class C	17.84%	33.25%	18.29%	7.63%	10.95%
AllianzGI Wellness Fund Class C (adjusted)	16.89%	32.25%	18.29%	7.63%	10.95%
AllianzGI Wellness Fund Class D	18.27%	34.25%	19.18%	8.43%	11.82%
MSCI World Index	16.83%	26.68%	15.02%	6.98%	6.06%
World Healthcare and Consumer Blended Benchmark	15.64%	34.39%	17.42%	8.77%	6.02%
Lipper Health/Biotechnology Funds Average	22.58%	48.85%	22.30%	11.37%	11.79%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 44 and 45 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

42	December 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Wellness Fund (cont’d)

Cumulative Returns Through December 31, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2013)

Pharmaceuticals	27.8%
Biotechnology	26.9%
Health Care Providers & Services	15.5%
Health Care Equipment & Supplies	11.4%
Life Sciences Tools & Services	9.3%
Health Care Technology	3.4%
Food & Staples Retailing	2.0%
Professional Services	1.9%
Other	1.2%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,182.60	$1,178.10	$1,178.40	$1,182.70
Expenses Paid During Period	$8.03	$12.13	$12.13	$8.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,017.85	$1,014.06	$1,014.06	$1,017.85
Expenses Paid During Period	$7.43	$11.22	$11.22	$7.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2013	43

Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Large-Cap Growth (2/02), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95), AllianzGI Focused Growth (A in 10/90, B in 5/95) and AllianzGI Opportunity (A in 12/90, B in 3/99). The oldest share class for AllianzGI Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Large-Cap Growth (3/99), AllianzGI Mid-Cap (12/00), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99). The oldest share class for AllianzGl Focused Growth is the C shares, and the D shares were first offered in (1/00). For AllianzGI Small-Cap Blend, Class D shares were first offered in 7/13.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are

(Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C, AllianzGI Large-Cap Growth/Institutional and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI Opportunity is Class C, and it first offered Class R shares in 11/09. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares was first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012 and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88), AllianzGI Focused Growth and AllianzGI Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05), AllianzGI Large-Cap Growth (2/02) and AllianzGI Mid-Cap (2/02). For AllianzGI Small-Cap Blend, Institutional Class shares were first offered in 7/13.

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, the Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

44	December 31, 2013 |	Semiannual Report

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes) and on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees;

distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Semiannual Report	| December 31, 2013	45

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch U.S. High Yield Master II Index	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have credit rating below investment grade but not default.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI Ex-US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Minimum Volatility Index

The MSCI EAFE Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across 22 Developed Markets countries1 (excluding the US and Canada). The index is calculated by optimizing the MSCI EAFE Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI EAFE Index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI USA Minimum Volatility Index

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

46	December 31, 2013 |	Semiannual Report

Index	Description

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.
Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	| December 31, 2013	47

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—97.1%
Brazil—9.2%
Arteris S.A.	33,100	$267,269
Banco do Brasil S.A.	327,409	3,392,904
Cia de Saneamento Basico do Estado de Sao Paulo ADR	48,400	548,856
Cia de Saneamento de Minas Gerais	17,200	271,205
Cia Energetica de Minas Gerais ADR	144,638	1,126,730
Cielo S.A.	148,300	4,107,646
Duratex S.A.	39,100	218,203
JBS S.A.	171,400	638,398
Porto Seguro S.A.	40,600	511,964
Tractebel Energia S.A.	24,000	365,788
Ultrapar Participacoes S.A.	25,900	615,492

		12,064,455

China—19.8%
Agricultural Bank of China Ltd., Class H	7,507,000	3,703,157
Bank of China Ltd., Class H	10,529,000	4,860,434
China Construction Bank Corp., Class H	856,000	648,087
China Mobile Ltd.	123,500	1,284,016
China Oilfield Services Ltd., Class H	512,000	1,594,843
China Petroleum & Chemical Corp., Class H	2,557,000	2,098,085
China Railway Construction Corp. Ltd., Class H	1,375,500	1,373,168
China Railway Group Ltd., Class H	1,005,000	521,656
GOME Electrical Appliances Holding Ltd.	5,038,000	931,553
Great Wall Motor Co., Ltd., Class H	112,000	619,075
Guangzhou Automobile Group Co., Ltd., Class H	484,000	530,542
Industrial & Commercial Bank of China Ltd., Class H	2,927,300	1,985,032
Lenovo Group Ltd.	170,000	207,234
Mindray Medical International Ltd. ADR	13,900	505,404
New Oriental Education & Technology Group ADR	55,900	1,760,850
PetroChina Co., Ltd., Class H	954,000	1,045,823
Qihoo 360 Technology Co., Ltd. ADR (c)	5,500	451,275
Shimao Property Holdings Ltd.	140,500	322,793
Sihuan Pharmaceutical Holdings Group Ltd.	644,000	588,521
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,068,000	306,698
Skyworth Digital Holdings Ltd.	1,070,000	590,073

		25,928,319

Colombia—0.9%
Copa Holdings S.A., Class A	7,600	1,216,836

Hong Kong—3.3%
Galaxy Entertainment Group Ltd. (c)	47,000	423,153
Hysan Development Co., Ltd.	87,000	375,557

	Shares	Value
Johnson Electric Holdings Ltd.	267,000	$259,155
MGM China Holdings Ltd.	265,600	1,138,450
SJM Holdings Ltd.	517,000	1,731,193
Yue Yuen Industrial Holdings Ltd.	98,500	329,356

		4,256,864

Hungary—0.5%
Richter Gedeon Nyrt	29,121	591,993

India—10.1%
Apollo Tyres Ltd.	540,881	936,485
Dr Reddy’s Laboratories Ltd.	9,595	392,761
HCL Technologies Ltd.	81,294	1,665,217
Infosys Ltd.	78,965	4,446,645
Tata Consultancy Services Ltd.	120,026	4,222,713
Tata Motors Ltd.	257,514	1,575,412

		13,239,233

Indonesia—1.1%
Bank Rakyat Indonesia Persero Tbk PT	644,500	385,231
Indofood Sukses Makmur Tbk PT	790,000	429,319
Perusahaan Gas Negara Persero Tbk PT	1,765,500	650,786

		1,465,336

Italy—0.7%
Prada SpA	99,700	887,369

Korea (Republic of)—19.8%
CJ Corp.	3,286	363,452
Daelim Industrial Co., Ltd.	7,115	635,681
Daesang Corp.	23,090	841,894
Hotel Shilla Co., Ltd.	8,800	554,689
Hyosung Corp.	24,744	1,650,996
Hyundai Home Shopping Network Corp.	1,819	321,047
Hyundai Marine & Fire Insurance Co., Ltd.	14,870	458,131
Hyundai Motor Co.	9,473	2,126,373
Interpark Corp.	58,389	590,375
KCC Corp.	710	315,713
Kia Motors Corp.	69,665	3,709,769
LG Uplus Corp. (c)	205,760	2,097,844
LS Corp.	5,335	409,626
Mando Corp.	6,431	763,241
Samsung Electronics Co., Ltd.	3,391	4,418,633
SK Holdings Co., Ltd.	5,861	1,062,624
SK Hynix, Inc. (c)	56,280	1,968,537
SK Telecom Co., Ltd.	16,361	3,580,428

		25,869,053

Malaysia—3.5%
AMMB Holdings Bhd.	353,600	782,495
Maxis Bhd.	371,900	825,982
Public Bank Bhd.	394,700	2,339,637
Telekom Malaysia Bhd.	189,700	321,545
UMW Holdings Bhd.	97,000	357,620

		4,627,279

Mexico—1.5%
Alfa S.A.B. de C.V., Class A	354,400	998,883
America Movil S.A.B. de C.V., Ser. L	336,400	391,369
Gruma SAB De C.V., Class B (c)	33,600	253,998
Ternium S.A. ADR	9,300	291,090

		1,935,340

	Shares	Value
Peru—0.4%
Credicorp Ltd.	4,100	$544,193

Philippines—0.2%
Universal Robina Corp.	127,530	325,776

Poland—0.2%
Telekomunikacja Polska S.A.	60,374	195,848

Russian Federation—6.8%
Lukoil OAO ADR	80,554	5,084,568
Mobile Telesystems OJSC ADR	99,200	2,145,696
Rosneft OAO (b)	27,215	208,195
Sistema JSFC (b)	1,085,385	1,476,124

		8,914,583

South Africa—3.1%
Aspen Pharmacare Holdings Ltd.	37,500	961,768
AVI Ltd.	62,957	344,373
Bidvest Group Ltd.	7,839	200,822
Life Healthcare Group Holdings Ltd.	50,339	201,051
Netcare Ltd.	100,087	248,426
Vodacom Group Ltd.	167,120	2,118,871

		4,075,311

Taiwan—12.6%
Asustek Computer, Inc.	102,000	918,618
Catcher Technology Co., Ltd.	582,000	3,789,808
Chong Hong Construction Co.	227,000	698,797
Chunghwa Telecom Co., Ltd.	378,000	1,179,999
Compal Electronics, Inc.	451,000	345,828
Delta Electronics, Inc.	90,000	515,384
Grand Pacific Petrochemical	408,000	317,495
Hon Hai Precision Industry Co., Ltd.	983,000	2,651,447
Inventec Corp.	551,000	487,914
Kinsus Interconnect Technology Corp.	157,000	522,038
Lite-On Technology Corp.	450,270	723,612
Merida Industry Co., Ltd.	104,000	755,498
Merry Electronics Co., Ltd.	108,000	632,977
Pou Chen Corp.	532,000	796,510
Radiant Opto-Electronics Corp.	172,000	630,936
Synnex Technology International Corp.	694,000	1,102,062
Taiwan Semiconductor Manufacturing Co., Ltd.	57,000	201,265
Teco Electric and Machinery Co., Ltd.	237,000	272,260

		16,542,448

Thailand—1.0%
PTT Global Chemical PCL NVDR	240,300	580,336
Thai Oil PCL NVDR	430,900	740,127

		1,320,463

Turkey—1.3%
Eregli Demir ve Celik Fabrikalari TAS	999,969	1,201,357
Turkcell Iletisim Hizmetleri AS (c)	85,750	454,449

		1,655,806

48	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
United Kingdom—1.1%
Mondi PLC	79,638	$1,382,397

Total Common Stock (cost—$110,340,665)		127,038,902

Preferred Stock—1.3%
Russian Federation—1.3%
Surgutneftegas OAO (b) (cost—$1,445,024)	2,209,085	1,745,177

	Principal Amount (000s)
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $2,570,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $2,626,113 including accrued interest
(cost—$2,570,000)	$2,570	2,570,000

Total Investments (cost—$114,355,689) (a)—100.4%		131,354,079

Liabilities in excess of other assets—(0.4)%		(505,812)

Net Assets—100.0%		$130,848,267

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $106,325,305, representing 81.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $3,429,496, representing 2.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Commercial Banks	13.6%
IT Services	11.0%
Wireless Telecommunication Services	9.3%
Oil, Gas & Consumable Fuels	8.9%
Automobiles	6.8%
Semiconductors & Semiconductor Equipment	6.0%
Computers & Peripherals	5.0%
Electronic Equipment, Instruments & Components	3.2%
Hotels, Restaurants & Leisure	2.9%
Diversified Telecommunication Services	2.9%
Chemicals	2.1%
Food Products	2.1%
Industrial Conglomerates	2.0%
Pharmaceuticals	2.0%
Construction & Engineering	2.0%
Textiles, Apparel & Luxury Goods	1.6%
Diversified Consumer Services	1.3%
Auto Components	1.3%
Paper & Forest Products	1.3%
Energy Equipment & Services	1.2%
Metals & Mining	1.1%
Real Estate Management & Development	1.0%
Household Durables	1.0%
Airlines	0.9%
Electric Utilities	0.8%
Insurance	0.8%
Internet & Catalog Retail	0.8%
Electrical Equipment	0.7%
Specialty Retail	0.7%
Water Utilities	0.6%
Diversified Financial Services	0.6%
Leisure Equipment & Products	0.6%
Gas Utilities	0.5%
Health Care Equipment & Supplies	0.4%
Health Care Providers & Services	0.4%
Internet Software & Services	0.3%
Independent Power Producers & Energy Traders	0.3%
Building Products	0.2%
Transportation Infrastructure	0.2%
Repurchase Agreements	2.0%
Liabilities in excess of other assets	(0.4)%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—98.5%
Aerospace & Defense—8.3%
Precision Castparts Corp.	120,930	$32,566,449
United Technologies Corp.	125,005	14,225,569

		46,792,018

Auto Components—2.7%
BorgWarner, Inc.	273,330	15,281,880

Automobiles—1.6%
Tesla Motors, Inc. (a)	59,300	8,917,534

Beverages—2.7%
Coca-Cola Co.	366,255	15,129,994

Biotechnology—8.5%
Biogen Idec, Inc. (a)	119,380	33,396,555
Gilead Sciences, Inc. (a)	191,240	14,371,686

		47,768,241

Chemicals—2.3%
Monsanto Co.	110,200	12,843,810

Commercial Banks—3.0%
Wells Fargo & Co.	374,575	17,005,705

Communications Equipment—1.9%
QUALCOMM, Inc.	147,675	10,964,869

Computers & Peripherals—2.4%
Apple, Inc.	24,520	13,758,417

Electrical Equipment—3.1%
Eaton Corp. PLC	229,510	17,470,301

Food Products—3.2%
Hershey Co.	185,870	18,072,140

Household Durables—2.7%
Lennar Corp., Class A	378,830	14,986,515

Internet & Catalog Retail—6.8%
Amazon.com, Inc. (a)	56,080	22,364,143
priceline.com, Inc. (a)	13,560	15,762,144

		38,126,287

Internet Software & Services—8.6%
Facebook, Inc., Class A (a)	382,480	20,906,357
Google, Inc., Class A (a)	15,065	16,883,496
Yelp, Inc. (a)	157,700	10,873,415

		48,663,268

IT Services—4.4%
Visa, Inc., Class A	111,210	24,764,243

Media—3.9%
Comcast Corp., Class A	426,875	22,182,559

Multi-line Retail—1.8%
Dollar Tree, Inc. (a)	179,025	10,100,591

Oil, Gas & Consumable Fuels—5.1%
Pioneer Natural Resources Co.	60,820	11,195,137
Range Resources Corp.	110,200	9,290,962
Valero Energy Corp.	167,990	8,466,696

		28,952,795

Pharmaceuticals—6.3%
AbbVie, Inc.	255,230	13,478,696
Bristol-Myers Squibb Co.	411,130	21,851,560

		35,330,256

Road & Rail—2.9%
Union Pacific Corp.	96,928	16,283,904

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp.	433,150	11,244,574

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	49

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Software—5.7%
Microsoft Corp.	455,610	$17,053,482
Salesforce.com, Inc. (a)	270,950	14,953,731

		32,007,213

Specialty Retail—2.9%
Tractor Supply Co.	213,775	16,584,664

Textiles, Apparel & Luxury Goods—2.9%
Michael Kors Holdings Ltd. (a)	127,085	10,318,031
NIKE, Inc., Class B	76,535	6,018,713

		16,336,744

Tobacco—2.8%
Philip Morris International, Inc.	179,790	15,665,103

Total Common Stock (cost—$382,771,449)		555,233,625

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $8,873,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $9,054,719 including accrued interest
(cost—$8,873,000)	$8,873	8,873,000

Total Investments (cost—$391,644,449)—100.1%		564,106,625

Liabilities in excess of other assets—(0.1)%		(723,776)

Net Assets—100.0%		$563,382,849

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Global Commodity Equity Fund

	Shares	Value
Common Stock—98.4%
Australia—1.9%
BHP Billiton Ltd.	13,310	$453,777
Rio Tinto Ltd.	7,800	477,416

		931,193

Brazil—2.1%
BRF—Brasil Foods S.A. ADR	18,430	384,634
Vale S.A. ADR	41,435	631,884

		1,016,518

Canada—1.9%
Barrick Gold Corp.	23,815	419,467
Teck Resources Ltd., Class B	18,890	491,329

		910,796

China—2.9%
Beijing Enterprises Holdings Ltd.	45,000	445,253
CNOOC Ltd.	309,000	574,671
Trina Solar Ltd. ADR (b)	27,755	379,411

		1,399,335

Denmark—1.2%
Vestas Wind Systems A/S (b)	19,138	566,704

France—4.3%
Arkema S.A.	4,945	577,369
Schneider Electric S.A.	6,405	558,782
Total S.A.	16,115	989,129

		2,125,280

Germany—1.7%
BASF SE	8,000	853,871

Ireland—1.0%
Smurfit Kappa Group PLC	19,450	477,324

Japan—5.0%
FANUC Corp.	2,100	384,805
JFE Holdings, Inc.	15,300	364,600
Kawasaki Heavy Industries Ltd.	93,000	390,579
Mitsui & Co., Ltd.	29,900	416,840
SMC Corp.	1,900	479,538
Yaskawa Electric Corp.	27,000	427,831

		2,464,193

Netherlands—1.8%
Core Laboratories NV	4,725	902,239

Singapore—2.3%
First Resources Ltd.	171,000	287,558
Golden Agri-Resources Ltd.	862,000	373,160
Keppel Corp. Ltd.	51,000	453,015

		1,113,733

Spain—1.1%
Gamesa Corp. Tecnologica S.A. (b)	52,710	550,344

Switzerland—1.0%
Glencore Xstrata PLC	93,035	484,020

United Kingdom—4.8%
BHP Billiton PLC	17,485	542,558
Rio Tinto PLC	14,240	804,697
Royal Dutch Shell PLC, Class A	27,570	988,060

		2,335,315

United States – 65.4%
Anadarko Petroleum Corp.	4,225	335,127
Antero Resources Corp. (b)	8,050	510,692
Archer-Daniels-Midland Co.	9,890	429,226
Ashland, Inc.	3,800	368,752
Baker Hughes, Inc.	8,525	471,092

	Shares	Value
Bonanza Creek Energy, Inc. (b)	10,525	$457,522
Cabot Oil & Gas Corp.	36,420	1,411,639
Cobalt International Energy, Inc. (b)	20,900	343,805
Concho Resources, Inc. (b)	9,210	994,680
CSX Corp.	18,725	538,718
Eagle Materials, Inc.	9,280	718,550
Ecolab, Inc.	17,270	1,800,743
Ensco PLC, Class A	6,345	362,807
EOG Resources, Inc.	7,910	1,327,614
First Solar, Inc. (b)	5,800	316,912
Halliburton Co.	19,415	985,311
JB Hunt Transport Services, Inc.	4,690	362,537
Kansas City Southern	3,910	484,175
Kirby Corp. (b)	5,600	555,800
Kodiak Oil & Gas Corp. (b)	76,740	860,255
LyondellBasell Industries NV, Class A	13,805	1,108,265
Marathon Oil Corp.	13,450	474,785
Marathon Petroleum Corp.	10,695	981,052
Monsanto Co.	7,330	854,312
National Oilwell Varco, Inc.	5,790	460,479
Noble Energy, Inc.	8,700	592,557
Oasis Petroleum, Inc. (b)	10,405	488,723
Phillips 66	12,775	985,336
Pioneer Natural Resources Co.	6,375	1,173,446
PPG Industries, Inc.	4,660	883,816
Praxair, Inc.	3,705	481,761
Precision Castparts Corp.	885	238,331
Range Resources Corp.	16,600	1,399,546
Rex Energy Corp. (b)	23,370	460,623
Rock-Tenn Co., Class A	3,725	391,162
Rowan Cos. PLC, Class A (b)	7,380	260,957
RPC, Inc.	15,060	268,821
Schlumberger Ltd.	11,255	1,014,188
Sealed Air Corp.	12,390	421,880
Sherwin-Williams Co.	4,650	853,275
SM Energy Co.	7,885	655,322
Southwestern Energy Co. (b)	23,625	929,171
SunEdison, Inc. (b)	29,800	388,890
SunPower Corp. (b)	11,325	337,598
U.S. Silica Holdings, Inc.	20,860	711,535
Union Pacific Corp.	3,015	506,520
Valero Energy Corp.	19,720	993,888

		31,952,196

Total Common Stock (cost—$40,122,585)		48,083,061

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $271,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $278,231 including accrued interest
(cost—$271,000)	$271	271,000

Total Investments (cost—$40,393,585) (a)—99.0%		48,354,061

Other assets less liabilities—1.0%		506,558

Net Assets—100.0%		$48,860,619

50	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $12,921,901, representing 26.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	36.5%
Chemicals	16.0%
Metals & Mining	11.1%
Energy Equipment & Services	9.6%
Road & Rail	3.8%
Electrical Equipment	3.4%
Food Products	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Containers & Packaging	2.7%
Machinery	2.6%
Industrial Conglomerates	1.8%
Construction Materials	1.5%
Marine	1.1%
Electronic Equipment, Instruments & Components	0.9%
Trading Companies & Distributors	0.8%
Aerospace & Defense	0.5%
Repurchase Agreements	0.6%
Other assets less liabilities	1.0%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—95.9%
Australia—0.5%
BlueScope Steel Ltd. (d)	83,400	$435,134
Vocation Ltd. (d)	161,067	294,824

		729,958

Austria—0.6%
Schoeller-Bleckmann Oilfield Equipment AG	8,876	984,721

China—1.3%
China Everbright International Ltd.	529,000	707,930
China Machinery Engineering Corp., Class H	656,000	528,434
SPT Energy Group, Inc.	400,000	238,420
Sunny Optical Technology Group Co., Ltd.	348,000	339,389
Tiangong International Co., Ltd. (c)	850,000	246,338

		2,060,511

Denmark—2.6%
Jyske Bank A/S (d)	20,265	1,095,717
Pandora A/S	20,204	1,098,226
SimCorp A/S (c)	35,974	1,413,599
Topdanmark A/S (d)	26,063	686,844

		4,294,386

Finland—0.8%
Vacon PLC (c)	15,324	1,233,251

France—1.4%
Sartorius Stedim Biotech	8,233	1,380,089
Virbac S.A.	4,315	921,883

		2,301,972

Germany—2.0%
Aareal Bank AG (c)(d)	35,754	1,418,660
MTU Aero Engines Holding AG	8,062	792,260
Wirecard AG	26,103	1,033,216

		3,244,136

Hong Kong—1.6%
Emperor International Holdings	1,124,000	305,041
Future Bright Holdings Ltd.	672,000	406,274
Ju Teng International Holdings Ltd. (c)	1,056,000	698,624
Nexteer Automotive Group Ltd. (d)	608,000	346,564
Techtronic Industries Co.	131,000	373,978
Xinyi Glass Holdings Ltd.	554,000	490,787

		2,621,268

Ireland—2.1%
Alkermes PLC (d)	17,340	705,045
Glanbia PLC	56,910	900,347
ICON PLC (d)	26,334	1,064,157
Paddy Power PLC	9,361	799,373

		3,468,922

Italy—1.9%
De’Longhi SpA	56,111	914,316
Mediolanum SpA	99,064	858,436
Yoox SpA (d)	31,202	1,398,998

		3,171,750

Japan—10.2%
Aica Kogyo Co., Ltd.	40,400	798,998
Anritsu Corp.	45,000	495,889
COOKPAD, Inc.	18,600	582,369
Don Quijote Co., Ltd.	17,800	1,079,037

	Shares	Value
Gree, Inc.	44,500	$439,042
Inaba Denki Sangyo Co., Ltd.	20,000	623,751
Internet Initiative Japan, Inc.	15,600	419,127
Jafco Co., Ltd.	10,500	573,142
Japan Airport Terminal Co., Ltd.	49,900	1,129,321
Kakaku.com, Inc.	30,000	526,992
Kusuri No Aoki Co., Ltd.	7,400	413,662
KYB Co., Ltd.	123,000	647,800
Nichiha Corp.	40,900	561,603
Paramount Bed Holdings Co., Ltd.	19,700	659,919
Rohto Pharmaceutical Co., Ltd.	44,000	671,394
Ship Healthcare Holdings, Inc.	12,400	481,507
Tadano Ltd.	52,000	698,588
Taiheiyo Cement Corp.	179,000	688,389
Takuma Co., Ltd.	69,000	605,105
Tamron Co., Ltd.	21,000	509,401
THK Co., Ltd.	32,200	804,213
Tokyo Tatemono Co., Ltd.	107,000	1,189,837
Toshiba Plant Systems & Services Corp.	49,000	731,321
TS Tech Co., Ltd.	21,100	712,144
UT Holdings Co., Ltd.	101,200	554,874

		16,597,425

Korea (Republic of)—1.0%
Duksan Hi-Metal Co., Ltd. (d)	18,850	340,164
Grand Korea Leisure Co., Ltd.	7,620	292,250
Hyundai Department Store Co., Ltd.	1,956	299,093
Magnachip Semiconductor Corp. (d)	33,412	651,534

		1,583,041

Monaco—0.4%
Scorpio Tankers, Inc.	61,620	726,500

Netherlands—0.6%
Unit 4 NV (c)	18,264	963,699

New Zealand—0.2%
Metlifecare Ltd.	99,126	323,081

Norway—1.2%
Schibsted ASA	18,578	1,231,178
Storebrand ASA (d)	111,078	696,303

		1,927,481

Philippines—0.1%
Century Properties Group, Inc.	4,923,000	146,905

Singapore—0.1%
Courts Asia Ltd.	350,000	170,930

Spain—1.3%
Gamesa Corp. Tecnologica S.A. (d)	97,249	1,015,375
Melia Hotels International S.A.	79,318	1,019,194

		2,034,569

Sweden—2.2%
Axis Communications AB	27,571	958,807
Betsson AB (d)	32,573	1,033,774
Trelleborg AB, Class B (c)	42,923	854,783
Wallenstam AB, Class B	50,143	758,337

		3,605,701

Switzerland—1.6%
Burckhardt Compression Holding AG (c)	2,131	934,052
GAM Holding AG (d)	36,871	717,893

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	51

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Georg Fischer AG (d)	1,396	$982,830

		2,634,775

Taiwan—0.7%
Chipbond Technology Corp.	165,000	260,291
GeoVision, Inc.	70,000	441,770
Hermes Microvision, Inc.	12,000	390,772
Hermes Microvision, Inc. GDR (a)(d)	2,070	67,192

		1,160,025

United Kingdom—6.7%
Aveva Group PLC (c)	17,529	629,189
Barratt Developments PLC	161,115	932,645
Elementis PLC	136,443	609,176
Hikma Pharmaceuticals PLC	55,702	1,109,536
IG Group Holdings PLC	93,048	950,605
Michael Page International PLC	149,327	1,208,785
Restaurant Group PLC	112,857	1,107,107
Rotork PLC (c)	23,104	1,099,725
Senior PLC	105,340	537,388
Spectris PLC (c)	14,747	626,625
Spirax-Sarco Engineering PLC (c)	26,196	1,300,128
Victrex PLC	28,267	862,480

		10,973,389

United States—54.8%
Acadia Healthcare Co., Inc. (d)	34,825	1,648,267
Advanced Energy Industries, Inc. (d)	32,684	747,156
Air Lease Corp.	34,037	1,057,870
American Axle & Manufacturing Holdings, Inc. (d)	45,903	938,716
Arkansas Best Corp.	23,836	802,796
ARRIS Group, Inc. (d)	40,816	994,482
Aspen Technology, Inc. (d)	35,800	1,496,440
Atwood Oceanics, Inc. (d)	14,743	787,129
Boise Cascade Co. (d)	25,778	759,935
Bonanza Creek Energy, Inc. (d)	14,676	637,966
Brown & Brown, Inc.	31,746	996,507
Cadence Design Systems, Inc. (d)	54,334	761,763
Carrizo Oil & Gas, Inc. (d)	18,214	815,441
Cathay General Bancorp	43,716	1,168,529
Cheesecake Factory, Inc.	20,562	992,528
Chemtura Corp. (d)	31,122	868,926
Cogent Communications Group, Inc.	37,222	1,504,141
CommVault Systems, Inc. (d)	6,452	483,126
Conn’s, Inc. (d)	13,224	1,041,919
Cooper Cos., Inc.	7,691	952,453
Core-Mark Holding Co., Inc.	12,594	956,262
Cubist Pharmaceuticals, Inc. (d)	12,594	867,349
Curtiss-Wright Corp. (c)	15,508	965,063
Deckers Outdoor Corp. (d)	8,900	751,694
EchoStar Corp., Class A (d)	21,025	1,045,363
Electronics for Imaging, Inc. (d)	31,122	1,205,355
EPAM Systems, Inc. (d)	25,085	876,470
EverBank Financial Corp.	50,690	929,655
ExamWorks Group, Inc. (d)	45,606	1,362,251
Extreme Networks, Inc. (d)	136,981	958,867
First Financial Holdings, Inc.	20,142	1,339,644
FirstMerit Corp.	48,113	1,069,552
FleetCor Technologies, Inc. (d)	8,950	1,048,672
Fortress Investment Group LLC, Class A	124,214	1,063,272
Fortune Brands Home & Security, Inc.	25,579	1,168,960

	Shares	Value
Genesee & Wyoming, Inc., Class A (d)	7,962	$764,750
Gentherm, Inc. (d)	36,951	990,656
Genworth Financial, Inc., Class A (d)	56,683	880,287
GNC Holdings, Inc., Class A	19,152	1,119,434
Goodyear Tire & Rubber Co.	38,721	923,496
Guidewire Software, Inc. (d)	20,297	995,974
Hanesbrands, Inc.	19,152	1,345,811
Hilltop Holdings, Inc. (d)	51,315	1,186,916
Jarden Corp. (d)	19,256	1,181,356
KapStone Paper and Packaging Corp. (d)	18,006	1,005,815
Lear Corp.	13,115	1,061,922
Ligand Pharmaceuticals, Inc., Class B (d)	11,241	591,277
Lions Gate Entertainment Corp.	24,430	773,454
Macquarie Infrastructure Co. LLC	19,776	1,076,408
Marriott Vacations Worldwide Corp. (d)	23,732	1,252,100
Matador Resources Co. (d)	39,032	727,556
MAXIMUS, Inc.	20,904	919,567
Medicines Co. (d)	23,732	916,530
Mentor Graphics Corp. (c)	33,308	801,724
Middleby Corp. (d)	4,995	1,198,650
NPS Pharmaceuticals, Inc. (d)	30,289	919,574
Oasis Petroleum, Inc. (d)	15,191	713,521
Ocwen Financial Corp. (d)	19,360	1,073,512
On Assignment, Inc. (d)	24,981	872,337
Parker Drilling Co. (d)	102,632	834,398
Pharmacyclics, Inc. (d)	6,827	722,160
Polaris Industries, Inc.	6,650	968,506
Portfolio Recovery Associates, Inc. (d)	16,544	874,185
Primoris Services Corp.	41,114	1,279,879
PrivateBancorp, Inc.	44,305	1,281,744
Rex Energy Corp. (d)	34,869	687,268
Roadrunner Transportation Systems, Inc. (d)	31,476	848,278
Ryder System, Inc.	16,861	1,244,005
Salix Pharmaceuticals Ltd. (d)	10,720	964,157
Sanchez Energy Corp. (d)	29,561	724,540
Six Flags Entertainment Corp.	29,352	1,080,741
Sterling Financial Corp.	23,403	797,574
SunEdison, Inc. (d)	75,360	983,448
Swift Transportation Co. (d)	43,404	964,003
Synaptics, Inc. (d)	17,278	895,173
Team Health Holdings, Inc. (d)	17,709	806,645
TETRA Technologies, Inc. (d)	67,240	831,086
TIBCO Software, Inc. (d)	38,096	856,398
Tower International, Inc. (d)	43,925	939,995
Trimas Corp. (d)	26,542	1,058,760
Tutor Perini Corp. (d)	38,928	1,023,806
U.S. Silica Holdings, Inc.	22,899	781,085
Ubiquiti Networks, Inc. (d)	17,695	813,262
Ultimate Software Group, Inc. (d)	6,760	1,035,767
United Rentals, Inc. (d)	15,404	1,200,742
Wabash National Corp. (d)	41,531	512,908
WageWorks, Inc. (d)	27,853	1,655,582
Web.com Group, Inc. (d)	35,909	1,141,547
Western Alliance Bancorp (d)	53,646	1,279,994
WEX, Inc. (d)	8,743	865,819
Worthington Industries, Inc.	21,025	884,732

		89,195,333

Total Common Stock (cost—$117,167,187)		156,153,729

	Principal Amount (000s)	Value
Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $8,171,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $8,337,567 including accrued interest
(cost—$8,171,000)	$8,171	$8,171,000

Total Investments (cost—$125,338,187) (b)—100.9%		164,324,729

Liabilities in excess of other assets—(0.9)%		(1,503,916)

Net Assets—100.0%		$162,820,813

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $56,330,217, representing 34.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

52	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	6.5%
Software	5.7%
Hotels, Restaurants & Leisure	5.1%
Commercial Banks	5.0%
Auto Components	4.4%
Insurance	3.1%
Oil, Gas & Consumable Fuels	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Communications Equipment	2.9%
Road & Rail	2.9%
Pharmaceuticals	2.9%
IT Services	2.8%
Health Care Providers & Services	2.8%
Biotechnology	2.3%
Energy Equipment & Services	2.3%
Professional Services	2.2%
Thrifts & Mortgage Finance	2.2%
Construction & Engineering	2.1%
Household Durables	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Health Care Equipment & Supplies	1.8%
Trading Companies & Distributors	1.8%
Media	1.7%
Electronic Equipment, Instruments & Components	1.6%
Internet Software & Services	1.6%
Building Products	1.5%
Real Estate Management & Development	1.5%
Capital Markets	1.5%
Metals & Mining	1.5%
Chemicals	1.4%
Specialty Retail	1.4%
Electrical Equipment	1.4%
Transportation Infrastructure	1.4%
Paper & Forest Products	1.1%
Aerospace & Defense	1.1%
Diversified Telecommunication Services	0.9%
Leisure Equipment & Products	0.9%
Multi-line Retail	0.9%
Internet & Catalog Retail	0.8%
Computers & Peripherals	0.7%
Life Sciences Tools & Services	0.7%
Distributors	0.6%
Diversified Financial Services	0.6%
Food Products	0.5%
Consumer Finance	0.5%
Commercial Services & Supplies	0.4%
Construction Materials	0.4%
Food & Staples Retailing	0.3%
Diversified Consumer Services	0.2%
Repurchase Agreements	5.0%
Liabilities in excess of other assets	(0.9)%

100.0%

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.4%
Aerospace & Defense—1.0%
Boeing Co.	33,700	$4,599,713
L-3 Communications Holdings, Inc. (d)	119,500	12,769,770

		17,369,483

Auto Components—0.9%
Johnson Controls, Inc.	310,500	15,928,650

Automobiles—1.4%
Ford Motor Co.	845,700	13,049,151
General Motors Co. (f)	305,641	12,491,536

		25,540,687

Beverages—1.2%
Coca-Cola Co.	243,000	10,038,330
PepsiCo, Inc.	136,200	11,296,428

		21,334,758

Biotechnology—1.6%
Amgen, Inc.	117,600	13,425,216
Gilead Sciences, Inc. (d)(f)	217,500	16,345,125

		29,770,341

Chemicals—0.8%
Monsanto Co.	120,100	13,997,655

Communications Equipment—1.5%
Harris Corp. (d)	188,100	13,131,261
QUALCOMM, Inc.	203,000	15,072,750

		28,204,011

Computers & Peripherals—1.6%
Apple, Inc. (d)	32,000	17,955,520
EMC Corp.	450,300	11,325,045

		29,280,565

Construction & Engineering—0.6%
Fluor Corp. (d)	145,600	11,690,224

Diversified Telecommunication Services—0.7%
Verizon Communications, Inc.	246,300	12,103,182

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	166,100	14,812,798

Energy Equipment & Services—1.3%
Diamond Offshore Drilling, Inc.	110,600	6,295,352
National Oilwell Varco, Inc.	93,000	7,396,290
Schlumberger Ltd.	108,200	9,749,902

		23,441,544

Food & Staples Retailing—2.1%
Costco Wholesale Corp.	125,700	14,959,557
Kroger Co.	296,400	11,716,692
Walgreen Co.	206,700	11,872,848

		38,549,097

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	154,900	10,773,295

Health Care Providers & Services—0.8%
McKesson Corp. (d)	94,100	15,187,740

Hotels, Restaurants & Leisure—1.5%
McDonald’s Corp.	112,900	10,954,687
Starbucks Corp.	208,000	16,305,120

		27,259,807

Household Products—0.7%
Procter & Gamble Co.	155,500	12,659,255

Industrial Conglomerates—0.9%
General Electric Co.	560,400	15,708,012

	Shares	Value
Insurance—0.9%
Prudential Financial, Inc. (d)	169,100	$15,594,402

Internet & Catalog Retail—0.9%
Amazon.com, Inc. (d)(f)	42,900	17,108,091

Internet Software & Services—1.0%
Google, Inc., Class A (d)(f)	16,500	18,491,715

IT Services—1.4%
International Business Machines Corp.	52,500	9,847,425
Visa, Inc., Class A (d)	73,000	16,255,640

		26,103,065

Machinery—1.7%
AGCO Corp.	208,700	12,352,953
Deere & Co.	126,038	11,511,050
Joy Global, Inc.	122,000	7,135,780

		30,999,783

Media—1.1%
Comcast Corp., Class A (d)	310,900	16,155,919
Interpublic Group of Cos., Inc.	207,099	3,665,652

		19,821,571

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc.	191,900	7,242,306

Multi-line Retail—0.6%
Target Corp.	160,900	10,180,143

Oil, Gas & Consumable Fuels—1.2%
Apache Corp.	11,404	980,060
Occidental Petroleum Corp.	67,500	6,419,250
Peabody Energy Corp.	245,600	4,796,568
Valero Energy Corp. (d)	191,200	9,636,480

		21,832,358

Pharmaceuticals—0.8%
Bristol-Myers Squibb Co. (d)	274,500	14,589,675

Road & Rail—0.2%
Swift Transportation Co. (f)	204,075	4,532,506

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.	443,500	11,513,260
Texas Instruments, Inc.	350,200	15,377,282

		26,890,542

Software—1.8%
Microsoft Corp.	458,300	17,154,169
Oracle Corp.	422,100	16,149,546

		33,303,715

Specialty Retail—0.9%
Home Depot, Inc.	198,800	16,369,192

Total Common Stock (cost—$634,197,402)		626,670,168

	Principal Amount (000s)
Corporate Bonds & Notes—30.3%
Aerospace & Defense—0.9%
AAR Corp., 7.25%, 1/15/22	$5,530	5,944,750
Erickson Air-Crane, Inc. (a)(b),
8.25%, 5/1/20	3,546	3,687,840

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	53

Schedule of Investments

December 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/1/17	$2,000	$2,167,500
TransDigm, Inc.,
7.75%, 12/15/18	3,875	4,175,312

		15,975,402

Apparel & Textiles—0.3%
Quiksilver, Inc.,
7.875%, 8/1/18 (a)(b)	3,100	3,379,000
10.00%, 8/1/20	1,000	1,135,000

		4,514,000

Auto Components—1.1%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,640	1,734,300
Chassix, Inc. (a)(b),
9.25%, 8/1/18	4,145	4,435,150
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,485	3,493,713
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	4,480	4,765,600
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	4,845	5,438,512

		19,867,275

Auto Manufacturers—0.8%
Chrysler Group LLC,
8.25%, 6/15/21	4,520	5,164,100
Jaguar Land Rover Automotive PLC (a)(b),
7.75%, 5/15/18	4,835	5,227,844
Navistar International Corp.,
8.25%, 11/1/21	3,683	3,830,320

		14,222,264

Banking—0.2%
Ally Financial, Inc.,
8.00%, 3/15/20	2,995	3,605,231

Building Materials—0.3%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	5,035	5,626,613

Chemicals—0.2%
Omnova Solutions, Inc.,
7.875%, 11/1/18	2,520	2,721,600

Coal—0.2%
Arch Coal, Inc.,
9.875%, 6/15/19	3,930	3,517,350

Commercial Services—3.3%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	610	718,275
Cardtronics, Inc.,
8.25%, 9/1/18	3,600	3,888,000
Cenveo Corp.,
11.50%, 5/15/17	4,205	4,162,950
Deluxe Corp.,
7.00%, 3/15/19	2,465	2,649,875
Envision Healthcare Corp.,
8.125%, 6/1/19	2,489	2,709,899
ExamWorks Group, Inc.,
9.00%, 7/15/19	4,595	4,997,062
H&E Equipment Services, Inc.,
7.00%, 9/1/22	4,190	4,588,050
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	2,671	2,686,024
9.75%, 8/1/18 (a)(b)	3,190	3,473,113
Hertz Corp.,
6.75%, 4/15/19	2,795	3,025,588
Interactive Data Corp.,
10.25%, 8/1/18	6,660	7,334,325

	Principal Amount (000s)	Value
Monitronics International, Inc.,
9.125%, 4/1/20	$6,210	$6,613,650
RR Donnelley & Sons Co.,
7.00%, 2/15/22	4,130	4,460,400
United Rentals North America, Inc.,
8.25%, 2/1/21	4,000	4,530,000
8.375%, 9/15/20	3,725	4,172,000

		60,009,211

Computers—0.4%
j2 Global, Inc.,
8.00%, 8/1/20	4,410	4,784,850
Unisys Corp.,
6.25%, 8/15/17	2,505	2,699,138

		7,483,988

Distribution/Wholesale—0.2%
HD Supply, Inc.,
11.00%, 4/15/20	2,880	3,427,200

Diversified Financial Services—2.2%
Affinion Investments LLC (a)(b),
13.50%, 8/15/18	2,576	2,575,500
Aircastle Ltd.,
9.75%, 8/1/18	4,265	4,670,175
Community Choice Financial, Inc.,
10.75%, 5/1/19	4,035	3,399,488
International Lease Finance Corp.,
8.25%, 12/15/20	3,805	4,461,362
8.75%, 3/15/17	4,035	4,771,387
National Money Mart Co.,
10.375%, 12/15/16	3,000	3,052,500
Nationstar Mortgage LLC,
7.875%, 10/1/20	2,605	2,715,713
9.625%, 5/1/19	2,760	3,118,800
SLM Corp.,
8.45%, 6/15/18	3,920	4,581,500
Springleaf Finance Corp.,
6.90%, 12/15/17	2,030	2,228,940
8.25%, 10/1/23	4,360	4,741,500

		40,316,865

Electrical Equipment—0.3%
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	4,815	5,013,619

Electronics—0.4%
Kemet Corp.,
10.50%, 5/1/18	3,065	3,042,012
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	4,155	4,513,369

		7,555,381

Engineering & Construction—0.1%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,405	2,603,413

Entertainment—0.3%
AMC Entertainment, Inc.,
9.75%, 12/1/20	5,000	5,743,750

Food & Beverage—0.9%
Post Holdings, Inc. (a)(b),
7.375%, 2/15/22	4,900	5,267,500
SUPERVALU, Inc.,
8.00%, 5/1/16	5,365	5,961,856
U.S. Foods, Inc.,
8.50%, 6/30/19	5,000	5,481,250

		16,710,606

Healthcare-Products—0.3%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	4,905	5,665,275

	Principal Amount (000s)	Value
Healthcare-Services—1.3%
Apria Healthcare Group, Inc.,
12.375%, 11/1/14	$2,000	$2,022,500
Community Health Systems, Inc.,
7.125%, 7/15/20	2,970	3,085,087
8.00%, 11/15/19	5,250	5,722,500
HCA, Inc.,
7.50%, 2/15/22	2,000	2,200,000
Kindred Healthcare, Inc.,
8.25%, 6/1/19	5,000	5,350,000
Tenet Healthcare Corp.,
8.125%, 4/1/22	5,005	5,405,400

		23,785,487

Home Builders—1.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,824,050
9.125%, 5/15/19	3,255	3,499,125
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	3,680	3,836,400
KB Home,
8.00%, 3/15/20	3,695	4,101,450
Standard Pacific Corp.,
8.375%, 5/15/18	4,275	5,044,500
William Lyon Homes, Inc.,
8.50%, 11/15/20	785	853,687

		20,159,212

Household Products/Wares—0.4%
Jarden Corp.,
7.50%, 5/1/17	1,550	1,801,875
7.50%, 1/15/20	1,000	1,085,000
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,585	4,006,238

		6,893,113

Internet—0.4%
Mood Media Corp. (a)(b),
9.25%, 10/15/20	3,390	3,025,575
Zayo Group LLC,
8.125%, 1/1/20	4,340	4,774,000

		7,799,575

Iron/Steel—0.5%
AK Steel Corp.,
8.375%, 4/1/22	1,405	1,419,050
8.75%, 12/1/18	1,065	1,195,462
ArcelorMittal,
10.35%, 6/1/19	5,385	6,838,950

		9,453,462

Lodging—0.9%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	3,695	3,768,900
12.75%, 4/15/18	3,110	1,788,250
MGM Resorts International,
11.375%, 3/1/18	5,000	6,375,000
Wynn Las Vegas LLC,
7.75%, 8/15/20	3,750	4,228,125

		16,160,275

Media—1.8%
American Media, Inc.,
11.50%, 12/15/17	4,315	4,714,137
Cablevision Systems Corp.,
8.625%, 9/15/17	4,020	4,693,350
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,205	1,150,775
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	3,610	3,704,762
Gray Television, Inc.,
7.50%, 10/1/20	2,945	3,143,788

54	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
McClatchy Co.,
9.00%, 12/15/22	$5,235	$5,784,675
McGraw-Hill Global Education Holdings LLC (a)(b),
9.75%, 4/1/21	4,935	5,477,850
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	3,220	3,461,500
Sinclair Television Group, Inc. (a)(b),
6.375%, 11/1/21	1,125	1,170,000

		33,300,837

Mining—0.1%
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,595	2,225,213

Miscellaneous Manufacturing—0.2%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,795	4,193,475

Oil & Gas—3.8%
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,870	1,954,150
8.625%, 10/15/20	3,025	3,267,000
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	4,995	5,432,062
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,625	4,069,063
Concho Resources, Inc.,
7.00%, 1/15/21	3,170	3,502,850
CVR Refining LLC,
6.50%, 11/1/22	3,375	3,332,813
Endeavour International Corp.,
12.00%, 3/1/18	4,035	4,166,137
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	4,290	4,794,075
EP Energy LLC,
9.375%, 5/1/20	4,185	4,849,369
Hercules Offshore, Inc. (a)(b),
8.75%, 7/15/21	6,590	7,380,800
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,665	2,904,850
9.50%, 2/15/19	4,000	4,490,000
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	3,360	3,536,400
Pioneer Energy Services Corp.,
9.875%, 3/15/18	2,000	2,130,000
Plains Exploration & Production Co.,
6.50%, 11/15/20	5,011	5,534,489
United Refining Co.,
10.50%, 2/28/18	2,048	2,304,000
Vanguard Natural Resources LLC,
7.875%, 4/1/20	5,030	5,306,650

		68,954,708

Pharmaceuticals—0.2%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	4,000	4,300,000

Pipelines—0.1%
Tesoro Logistics L.P.,
6.125%, 10/15/21	1,910	1,976,850

Real Estate Investment Trust—0.2%
iStar Financial, Inc.,
7.125%, 2/15/18	3,805	4,214,038

Retail—1.7%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	4,172	4,453,610
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	3,930	4,283,700
DineEquity, Inc.,
9.50%, 10/30/18	5,500	6,132,500

	Principal Amount (000s)	Value
Fifth & Pacific Cos., Inc.,
10.50%, 4/15/19	$4,500	$4,876,875
Neiman Marcus Group LTD, Inc. (a)(b),
8.00%, 10/15/21	1,790	1,879,500
Rite Aid Corp.,
10.25%, 10/15/19	3,110	3,498,750
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,340	3,644,775
Toys R Us, Inc.,
10.375%, 8/15/17	3,065	2,643,562

		31,413,272

Semiconductors—0.6%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	3,860	4,048,175
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	1,590	1,613,850
SunEdison, Inc.,
7.75%, 4/1/19	4,770	5,127,750

		10,789,775

Software—0.6%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	3,295	3,443,275
First Data Corp.,
10.625%, 6/15/21 (a)(b)	5,000	5,443,750
12.625%, 1/15/21	1,885	2,221,944

		11,108,969

Telecommunications—3.6%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	4,510	4,758,050
Consolidated Communications Finance Co.,
10.875%, 6/1/20	3,105	3,594,037
Cricket Communications, Inc.,
7.75%, 10/15/20	4,980	5,695,875
EarthLink, Inc.,
7.375%, 6/1/20	3,620	3,629,050
8.875%, 5/15/19	4,500	4,455,000
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,890	4,356,800
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	4,005	4,345,425
Level 3 Financing, Inc.,
8.625%, 7/15/20	5,000	5,625,000
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	3,205	3,409,319
NII Capital Corp.,
8.875%, 12/15/19	3,430	1,492,050
NII International Telecom SCA (a)(b),
7.875%, 8/15/19	1,115	847,400
Sprint Communications, Inc.,
6.00%, 11/15/22	1,425	1,396,500
8.375%, 8/15/17	4,170	4,847,625
11.50%, 11/15/21	4,360	5,733,400
T-Mobile USA, Inc.,
6.836%, 4/28/23	2,305	2,400,081
West Corp.,
7.875%, 1/15/19	4,130	4,481,050
8.625%, 10/1/18	1,000	1,092,500
Windstream Corp.,
7.50%, 6/1/22	2,500	2,568,750

		64,727,912

Transportation—0.4%
Quality Distribution LLC,
9.875%, 11/1/18	1,850	2,058,125

	Principal Amount (000s)	Value
Swift Services Holdings, Inc.,
10.00%, 11/15/18	$4,005	$4,475,588

		6,533,713

Total Corporate Bonds & Notes (cost—$541,010,176)		552,568,929

Convertible Bonds—27.0%
Airlines—0.3%
United Continental Holdings, Inc.,
6.00%, 10/15/29	1,255	5,528,275

Apparel & Textiles—0.4%
Iconix Brand Group, Inc. (a)(b),
1.50%, 3/15/18	5,030	6,891,100

Auto Manufacturers—0.5%
Ford Motor Co.,
4.25%, 11/15/16	190	351,500
Navistar International Corp.,
3.00%, 10/15/14	3,380	3,472,950
Wabash National Corp.,
3.375%, 5/1/18	4,200	5,483,625

		9,308,075

Biotechnology—1.9%
Cubist Pharmaceuticals, Inc.,
1.125%, 9/1/18 (a)(b)	415	478,547
1.875%, 9/1/20 (a)(b)	4,105	4,702,791
2.50%, 11/1/17	1,400	3,409,000
Gilead Sciences, Inc.,
1.625%, 5/1/16	1,715	5,659,509
Illumina, Inc. (a)(b),
0.25%, 3/15/16	5,980	8,323,412
Medicines Co.,
1.375%, 6/1/17	4,325	6,525,344
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	1,400	4,594,625
Sequenom, Inc.,
5.00%, 10/1/17	1,340	1,166,637

		34,859,865

Commercial Services—1.1%
Alliance Data Systems Corp.,
4.75%, 5/15/14	1,095	6,041,662
Cenveo Corp.,
7.00%, 5/15/17	4,540	5,079,125
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	2,630	9,122,826

		20,243,613

Computers—0.8%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	3,060	5,750,887
SanDisk Corp. (a)(b),
0.50%, 10/15/20	8,705	8,661,475

		14,412,362

Diversified Financial Services—0.3%
Air Lease Corp.,
3.875%, 12/1/18	3,700	4,985,750
Portfolio Recovery Associates, Inc. (a)(b),
3.00%, 8/1/20	285	313,678

		5,299,428

Engineering & Construction—0.2%
MasTec, Inc.,
4.00%, 6/15/14	2,125	4,423,984

Healthcare-Products—0.5%
Teleflex, Inc.,
3.875%, 8/1/17	370	585,525

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	55

Schedule of Investments

December 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
Volcano Corp.,
1.75%, 12/1/17	$3,245	$3,200,381
Wright Medical Group, Inc.,
2.00%, 8/15/17	4,280	5,727,175

		9,513,081

Healthcare-Services—1.4%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	4,245	5,062,163
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	5,800	6,332,875
Molina Healthcare, Inc. (a)(b),
1.125%, 1/15/20	5,330	5,629,812
WellPoint, Inc.,
2.75%, 10/15/42	5,780	7,853,575

		24,878,425

Home Builders—1.2%
DR Horton, Inc.,
2.00%, 5/15/14	3,085	5,331,266
KB Home,
1.375%, 2/1/19	3,875	3,867,734
Lennar Corp. (a)(b),
3.25%, 11/15/21	3,890	7,002,000
Ryland Group, Inc.,
0.25%, 6/1/19	1,705	1,599,503
1.625%, 5/15/18	2,875	4,396,953

		22,197,456

Household Products/Wares—0.4%
Jarden Corp.,
1.875%, 9/15/18	5,515	7,817,513

Insurance—1.2%
Amtrust Financial Services, Inc.,
5.50%, 12/15/21	3,325	4,345,359
Fidelity National Financial, Inc.,
4.25%, 8/15/18	4,375	7,164,063
HCI Group, Inc. (a)(b),
3.875%, 3/15/19	1,000	1,048,125
MGIC Investment Corp.,
5.00%, 5/1/17	1,655	1,886,700
Radian Group, Inc.,
2.25%, 3/1/19	4,675	6,878,094

		21,322,341

Internet—2.2%
Ctrip.com International Ltd. (a)(b),
1.25%, 10/15/18	4,675	4,634,094
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	3,405	4,724,438
priceline.com, Inc.,
0.35%, 6/15/20 (a)(b)	4,500	5,149,687
1.00%, 3/15/18	2,995	4,144,331
1.25%, 3/15/15	905	3,457,666
Qihoo 360 Technology Co., Ltd. (a)(b),
2.50%, 9/15/18	2,980	3,184,875
SINA Corp. (a)(b),
1.00%, 12/1/18	3,170	3,235,381
VeriSign, Inc.,
3.25%, 8/15/37	2,540	4,594,225
Yahoo!, Inc. (a)(b),
zero coupon, 12/1/18	6,315	6,555,759

		39,680,456

Lodging—0.5%
MGM Resorts International,
4.25%, 4/15/15	7,115	9,800,913

Machinery-Diversified—0.3%
Chart Industries, Inc.,
2.00%, 8/1/18	3,165	4,903,772

	Principal Amount (000s)	Value
Media—0.8%
Liberty Interactive LLC,
3.50%, 1/15/31	$7,380	$3,939,075
Liberty Media Corp. (a)(b),
1.375%, 10/15/23	4,765	4,767,978
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	2,685	5,229,038

		13,936,091

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	1,325	1,398,703
3.00%, 12/1/15	2,480	2,822,550

		4,221,253

Mining—0.1%
Alcoa, Inc.,
5.25%, 3/15/14	975	1,616,677

Oil & Gas—1.9%
Chesapeake Energy Corp.,
2.50%, 5/15/37	3,175	3,238,500
Cobalt International Energy, Inc.,
2.625%, 12/1/19	6,050	5,358,031
Energy XXI Bermuda Ltd. (a)(b),
3.00%, 12/15/18	2,085	2,062,847
Exterran Holdings, Inc.,
4.25%, 6/15/14	4,265	6,373,509
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	3,905	4,688,441
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	5,774,288
Stone Energy Corp.,
1.75%, 3/1/17	4,735	5,249,931
Western Refining, Inc.,
5.75%, 6/15/14	260	1,155,050

		33,900,597

Pharmaceuticals—2.6%
Auxilium Pharmaceuticals, Inc.,
1.50%, 7/15/18	3,985	4,418,369
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	3,265	3,475,184
1.50%, 10/15/20	4,120	4,426,425
1.875%, 4/23/17	1,005	3,497,400
Medivation, Inc.,
2.625%, 4/1/17	3,445	5,046,925
Mylan, Inc.,
3.75%, 9/15/15	2,750	9,030,312
Omnicare, Inc.,
3.50%, 2/15/44	5,855	5,931,847
Pacira Pharmaceuticals, Inc. (a)(b),
3.25%, 2/1/19	745	1,789,863
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	4,175	6,244,234
Theravance, Inc.,
2.125%, 1/15/23	2,000	2,917,500

		46,778,059

Real Estate Investment Trust—1.8%
American Realty Capital Properties, Inc.,
3.00%, 8/1/18	4,000	4,002,500
DDR Corp.,
1.75%, 11/15/40	4,600	5,152,000
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	4,120	6,241,800
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	4,510	4,760,418
3.00%, 11/15/16	3,085	4,218,737
Redwood Trust, Inc.,
4.625%, 4/15/18	2,000	2,086,250

	Principal Amount (000s)	Value
Starwood Property Trust, Inc.,
4.55%, 3/1/18	$6,360	$7,055,625

		33,517,330

Retail—0.2%
Group 1 Automotive, Inc. (e),
2.25%, 6/15/36	3,700	4,692,063

Semiconductors—2.8%
GT Advanced Technologies, Inc.,
3.00%, 10/1/17	2,860	3,934,287
Intel Corp.,
3.25%, 8/1/39	2,560	3,484,813
Lam Research Corp.,
1.25%, 5/15/18	2,280	2,784,450
Microchip Technology, Inc.,
2.125%, 12/15/37	3,070	5,343,719
Micron Technology, Inc.,
3.00%, 11/15/43	12,407	12,275,176
Novellus Systems, Inc.,
2.625%, 5/15/41	3,375	5,657,344
ON Semiconductor Corp.,
2.625%, 12/15/26	3,870	4,273,931
SunEdison, Inc. (a)(b),
2.00%, 10/1/18	2,530	2,854,042
2.75%, 1/1/21	2,540	2,849,575
Xilinx, Inc.,
2.625%, 6/15/17	4,995	7,992,000

		51,449,337

Software—2.2%
Allscripts Healthcare Solutions, Inc. (a)(b),
1.25%, 7/1/20	830	934,787
Bottomline Technologies, Inc.,
1.50%, 12/1/17	3,675	4,942,875
Concur Technologies, Inc. (a)(b),
0.50%, 6/15/18	4,285	4,983,991
Cornerstone OnDemand, Inc. (a)(b),
1.50%, 7/1/18	1,495	1,822,031
Electronic Arts, Inc.,
0.75%, 7/15/16	3,040	3,249,000
NetSuite, Inc. (a)(b),
0.25%, 6/1/18	2,985	3,305,887
Salesforce.com, Inc.,
0.25%, 4/1/18 (a)(b)	6,230	6,779,019
0.75%, 1/15/15	2,220	5,727,600
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	2,240	2,401,000
1.75%, 12/1/16	3,045	3,528,394
Workday, Inc. (a)(b),
0.75%, 7/15/18	2,670	3,145,594

		40,820,178

Telecommunications—1.1%
Ciena Corp.,
0.875%, 6/15/17	1,695	1,741,613
3.75%, 10/15/18 (a)(b)	2,360	3,411,675
Ixia,
3.00%, 12/15/15	3,385	3,664,262
JDS Uniphase Corp. (a)(b),
0.625%, 8/15/33	5,000	5,025,000
SBA Communications Corp.,
4.00%, 10/1/14	1,870	5,544,550

		19,387,100

Transportation—0.1%
Bristow Group, Inc.,
3.00%, 6/15/38	915	1,126,594

Total Convertible Bonds (cost—$474,558,719)		492,525,938

56	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Convertible Preferred Stock—4.6%
Aerospace & Defense—0.4%
United Technologies Corp.,
7.50%, 8/1/15	113,020	$7,399,420

Auto Components—0.2%
Goodyear Tire & Rubber Co.,
5.875%, 4/1/14	70,430	4,694,596

Banking—0.2%
Wells Fargo & Co., Ser. L (c),
7.50%	2,890	3,208,623

Diversified Financial Services—0.6%
AMG Capital Trust I,
5.10%, 4/15/36	76,495	5,560,230
Bank of America Corp., Ser. L (c),
7.25%	4,415	4,684,315

		10,244,545

Electric Utilities—0.2%
PPL Corp., 8.75%, 5/1/14	80,000	4,230,400

Food & Beverage—0.2%
Post Holdings, Inc. (a)(b)(c),
2.50%	33,700	3,372,106

Insurance—0.3%
MetLife, Inc.,
5.00%, 3/26/14	197,185	6,219,215

Iron/Steel—0.3%
ArcelorMittal,
6.00%, 1/15/16	192,030	4,998,771

IT Services—0.1%
Unisys Corp., Ser. A,
6.25%, 3/1/14	11,270	1,003,030

Machinery—0.6%
Stanley Black & Decker Inc, UNIT,
6.25%, 11/17/16	23,705	2,446,356
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	71,900	8,878,212

		11,324,568

Oil & Gas—0.5%
Chesapeake Energy Corp. (c),
5.00%	22,000	2,150,500
5.75% (a)(b)	6,250	7,308,594

		9,459,094

Real Estate Investment Trust—0.2%
Felcor Lodging Trust, Inc., Ser. A (c),
1.95%	120,000	2,910,000

Telecommunications—0.5%
Crown Castle International Corp., Ser. A,
4.50%, 11/1/16	58,230	5,859,394
Intelsat S.A., Ser. A,
5.75%, 5/1/16	43,650	2,553,525

		8,412,919

Transportation—0.3%
Genesee & Wyoming, Inc.,
5.00%, 10/1/15	46,055	5,929,581

Total Convertible Preferred Stock (cost—$82,231,500)		83,406,868

	Principal Amount (000s)	Value
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $62,912,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $64,173,794 including accrued interest
(cost—$62,912,000)	$62,912	$62,912,000

Total Investments, before options written (cost—$1,794,909,797)—99.8%		1,818,083,903

	Contracts
Options Written (f)(g)—(0.0)%
Call Options—(0.0)%
Amazon.com, Inc., strike price $425.00, expires 1/18/14	255	(40,035)
Apple, Inc., strike price $600.00, expires 1/18/14	150	(22,650)
Boeing Co., strike price $140.00, expires 1/18/14	135	(11,812)
Fluor Corp., strike price $82.50, expires 1/18/14	163	(8,965)
Gilead Sciences, Inc., strike price $80.00, expires 1/18/14	1,035	(32,603)
McKesson Corp., strike price $165.00, expires 1/18/14	470	(69,325)
Valero Energy Corp., strike price $50.00, expires 1/18/14	955	(139,908)

Total Options Written (premiums received—$398,435)		(325,298)

Total Investments, net of options written (cost—$1,794,511,362)—99.8%		1,817,758,605

Other assets less other liabilities—0.2%		4,113,805

Net Assets—100.0%		$1,821,872,410

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $207,416,397, representing 11.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Non-income producing.

(g) Exchange traded-Chicago Board Options Exchange.

Glossary:

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	57

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI International Managed Volatility Fund

	Shares	Value
Common Stock—99.9%
Australia—2.5%
Sonic Healthcare Ltd.	98,638	$1,463,834
Treasury Wine Estates Ltd.	151,491	653,382

		2,117,216

Belgium—0.3%
Belgacom S.A.	8,483	251,031

China—4.5%
Bank of China Ltd., Class H	521,000	240,506
Bank of Communications Co., Ltd., Class H	367,000	259,236
China Citic Bank Corp. Ltd., Class H	739,000	401,440
China Petroleum & Chemical Corp., Class H	395,200	324,272
Huaneng Power International, Inc., Class H	230,000	208,223
Jiangsu Expressway Co., Ltd., Class H	304,000	374,791
PetroChina Co., Ltd., Class H	1,446,000	1,585,178
Tsingtao Brewery Co., Ltd., Class H	46,000	390,712

		3,784,358

Denmark—0.5%
Novozymes A/S, Class B	9,198	388,526

Finland—0.4%
Elisa Oyj	12,911	342,090

France—0.4%
Dassault Systemes	2,431	301,758

Germany—6.7%
Freenet AG (c)	12,789	384,258
Fresenius Medical Care AG & Co. KGaA	27,711	1,976,508
Fresenius SE & Co. KGaA (b)	7,658	1,177,605
Kabel Deutschland Holding AG	5,424	703,050
Rhoen Klinikum AG	37,069	1,083,916
RTL Group S.A.	2,099	271,680

		5,597,017

Hong Kong—14.6%
ASM Pacific Technology Ltd.	74,900	625,913
Cheung Kong Infrastructure Holdings Ltd.	156,000	989,122
CLP Holdings Ltd.	231,500	1,831,016
Hang Seng Bank Ltd.	42,200	685,939
HKT Trust	490,000	485,469
Hong Kong & China Gas Co., Ltd.	201,030	462,600
Hongkong Land Holdings Ltd.	122,000	720,849
Hysan Development Co., Ltd.	114,000	492,109
Jardine Matheson Holdings Ltd.	14,800	775,302
Jardine Strategic Holdings Ltd.	16,000	512,696
Kerry Logistics Network Ltd (c)	39,500	56,033
Kerry Properties Ltd.	161,000	560,588
Link REIT	68,000	330,681
MTR Corp. Ltd.	146,500	555,266
Power Assets Holdings Ltd.	237,500	1,892,143
Sun Hung Kai Properties Ltd.	25,000	317,896
Swire Pacific Ltd., Class A	48,000	565,534
VTech Holdings Ltd.	27,800	361,471

		12,220,627

	Shares	Value
Israel—4.0%
Bank Hapoalim BM	139,671	$782,589
Bezeq The Israeli Telecommunication Corp. Ltd.	122,584	207,885
Israel Chemicals Ltd.	35,423	295,468
Mizrahi Tefahot Bank Ltd.	46,363	606,852
Teva Pharmaceutical Industries Ltd.	35,909	1,436,769

		3,329,563

Japan—16.1%
ABC-Mart, Inc.	18,800	821,342
Ajinomoto Co., Inc.	26,000	376,393
ANA Holdings, Inc.	455,000	909,031
Canon, Inc.	12,900	411,618
Eisai Co., Ltd.	11,600	449,582
FamilyMart Co., Ltd.	16,000	730,984
HIS Co., Ltd.	6,600	329,769
Japan Airlines Co., Ltd.	5,200	256,523
Lawson, Inc.	4,500	336,762
Nippon Paper Industries Co., Ltd.	15,600	289,737
Nippon Shokubai Co., Ltd.	24,000	265,156
Nitori Holdings Co., Ltd.	2,200	208,290
NTT DoCoMo, Inc.	134,100	2,208,127
Oriental Land Co., Ltd.	9,800	1,413,297
Osaka Gas Co., Ltd.	73,000	286,716
Otsuka Corp.	2,500	319,385
Otsuka Holdings Co., Ltd.	14,900	430,221
Park24 Co., Ltd.	13,200	248,937
Rakuten, Inc.	15,500	231,313
Ricoh Co., Ltd.	22,000	233,966
Sankyo Co., Ltd.	8,900	410,478
Sawai Pharmaceutical Co., Ltd.	3,400	219,538
Takeda Pharmaceutical Co., Ltd.	4,400	201,806
Tokyo Gas Co., Ltd.	71,000	349,938
TonenGeneral Sekiyu KK	22,000	201,873
Toyo Suisan Kaisha Ltd.	10,000	300,408
Toyoda Gosei Co., Ltd.	9,700	225,967
Tsumura & Co.	9,300	246,449
Tsuruha Holdings, Inc.	5,200	477,458

		13,391,064

Netherlands—0.8%
Reed Elsevier NV	32,194	684,243

New Zealand—1.8%
Auckland International Airport Ltd.	125,144	363,443
Sky Network Television Ltd.	139,467	670,463
SKYCITY Entertainment Group Ltd.	81,077	248,837
Telecom Corp. of New Zealand Ltd.	130,142	247,034

		1,529,777

Norway—0.5%
Schibsted ASA	6,222	412,337

Singapore—11.7%
Ascendas Real Estate Investment Trust REIT	235,000	411,283
CapitaCommercial Trust REIT	531,000	611,522
CapitaMall Trust REIT	569,000	861,083
ComfortDelGro Corp. Ltd.	275,000	439,723
DBS Group Holdings Ltd.	54,000	733,847
Hutchison Port Holdings Trust UNIT	1,737,000	1,173,903
Keppel Corp. Ltd.	148,000	1,314,632
Keppel Land Ltd.	113,000	299,948

	Shares	Value
Sembcorp Industries Ltd.	100,000	$436,268
Singapore Airlines Ltd.	150,000	1,238,851
Singapore Press Holdings Ltd.	362,000	1,182,924
StarHub Ltd.	236,000	804,481
Suntec Real Estate Investment Trust REIT	176,000	215,263

		9,723,728

Spain—0.2%
Viscofan S.A.	3,746	213,092

Sweden—0.5%
Swedish Match AB	12,037	387,003

Switzerland—7.3%
Actelion Ltd. (c)	2,504	212,391
Galenica AG	759	764,085
Nestle S.A.	18,132	1,328,895
Novartis AG	20,401	1,635,126
Roche Holdings AG	2,094	586,584
Swiss Life Holding AG (c)	1,236	256,964
Swiss Prime Site AG (c)	3,177	246,023
Swisscom AG	1,973	1,042,718

		6,072,786

United Kingdom—26.7%
AstraZeneca PLC	18,588	1,102,769
BP PLC	312,444	2,532,081
Centrica PLC	189,579	1,093,230
G4S PLC	224,561	977,098
GlaxoSmithKline PLC	74,612	1,993,444
Imperial Tobacco Group PLC	7,211	279,557
J Sainsbury PLC	49,749	301,092
National Grid PLC	38,128	498,684
Next PLC	18,009	1,627,861
Pennon Group PLC	50,524	552,075
Reed Elsevier PLC	22,503	335,601
Royal Dutch Shell PLC, Class A	64,452	2,309,847
Royal Dutch Shell PLC, Class B	60,446	2,280,033
Serco Group PLC	45,122	373,001
Shire PLC	15,787	743,997
Smith & Nephew PLC	31,547	450,576
United Utilities Group PLC	109,105	1,214,726
Vodafone Group PLC	441,750	1,739,254
William Hill PLC	32,931	219,529
WM Morrison Supermarkets PLC	383,821	1,661,490

		22,285,945

United States—0.4%
Perrigo Co. PLC	2,015	309,222

Total Common Stock (cost—$77,226,511)		83,341,383

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $646,000; collateralized by Freddie Mac, 2.00%, due 7/30/19, valued at $659,913 including accrued interest
(cost—$646,000)	$646	646,000

Total Investments (cost—$77,872,511) (a)—100.7%		83,987,383

Liabilities in excess of other assets—(0.7)%		(593,621)

Net Assets—100.0%		$83,393,762

58	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $78,958,517, representing 94.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Pharmaceuticals	12.1%
Oil, Gas & Consumable Fuels	11.0%
Health Care Providers & Services	6.8%
Wireless Telecommunication Services	6.2%
Electric Utilities	5.7%
Media	5.0%
Commercial Banks	4.4%
Food & Staples Retailing	4.3%
Real Estate Management & Development	3.9%
Industrial Conglomerates	3.6%
Diversified Telecommunication Services	3.1%
Real Estate Investment Trust	2.9%
Airlines	2.9%
Food Products	2.7%
Hotels, Restaurants & Leisure	2.7%
Transportation Infrastructure	2.2%
Water Utilities	2.2%
Multi-line Retail	1.9%
Commercial Services & Supplies	1.9%
Multi-Utilities	1.9%
Beverages	1.3%
Specialty Retail	1.3%
Gas Utilities	1.2%
Road & Rail	1.2%
Tobacco	0.8%
Office Electronics	0.8%
Biotechnology	0.8%
Semiconductors & Semiconductor Equipment	0.7%
Chemicals	0.7%
Health Care Equipment & Supplies	0.5%
Leisure Equipment & Products	0.5%
Communications Equipment	0.4%
IT Services	0.4%
Software	0.4%
Paper & Forest Products	0.3%
Insurance	0.3%
Internet & Catalog Retail	0.3%
Auto Components	0.3%
Independent Power Producers & Energy Traders	0.2%
Air Freight & Logistics	0.1%
Repurchase Agreements	0.8%
Liabilities in excess of other assets	(0.7)%

100.0%

AllianzGI Large-Cap Growth Fund

	Shares	Value
Common Stock—98.7%
Aerospace & Defense—5.4%
Precision Castparts Corp.	8,225	$2,214,993
United Technologies Corp.	19,150	2,179,270

		4,394,263

Auto Components—1.6%
BorgWarner, Inc.	22,730	1,270,834

Automobiles—1.0%
Tesla Motors, Inc. (a)	5,665	851,903

Beverages—3.6%
Coca-Cola Co.	46,765	1,931,862
Monster Beverage Corp. (a)	15,170	1,028,071

		2,959,933

Biotechnology—6.8%
Biogen Idec, Inc. (a)	9,325	2,608,669
Celgene Corp. (a)	5,750	971,520
Gilead Sciences, Inc. (a)	26,500	1,991,475

		5,571,664

Building Products—1.5%
Fortune Brands Home & Security, Inc.	26,935	1,230,930

Chemicals—3.6%
LyondellBasell Industries NV, Class A	10,480	841,334
Monsanto Co.	10,250	1,194,638
PPG Industries, Inc.	4,605	873,384

		2,909,356

Commercial Banks—1.2%
Wells Fargo & Co.	21,050	955,670

Communications Equipment—1.7%
QUALCOMM, Inc.	18,515	1,374,739

Computers & Peripherals—3.0%
Apple, Inc.	4,390	2,463,273

Diversified Financial Services—1.3%
Citigroup, Inc.	19,885	1,036,207

Electrical Equipment—3.1%
AMETEK, Inc.	24,680	1,299,895
Eaton Corp. PLC	16,680	1,269,682

		2,569,577

Energy Equipment & Services—1.0%
Halliburton Co.	16,215	822,911

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	10,090	1,200,811
Walgreen Co.	17,400	999,456

		2,200,267

Food Products—2.8%
Hershey Co.	13,290	1,292,187
Mead Johnson Nutrition Co.	12,035	1,008,051

		2,300,238

Health Care Providers & Services—1.1%
HCA Holdings, Inc. (a)	18,125	864,744

Hotels, Restaurants & Leisure—1.2%
Starbucks Corp.	12,700	995,553

Household Durables—1.1%
Lennar Corp., Class A	22,290	881,792

Industrial Conglomerates—1.0%
Danaher Corp.	11,085	855,762

	Shares	Value
Internet & Catalog Retail—4.6%
Amazon.com, Inc. (a)	6,225	$2,482,468
priceline.com, Inc. (a)	1,105	1,284,452

		3,766,920

Internet Software & Services—7.2%
Facebook, Inc., Class A (a)	49,080	2,682,713
Google, Inc., Class A (a)	2,055	2,303,059
Yelp, Inc. (a)	13,435	926,343

		5,912,115

IT Services—4.4%
Accenture PLC, Class A	8,800	723,536
Visa, Inc., Class A	12,765	2,842,510

		3,566,046

Machinery—1.0%
Caterpillar, Inc.	8,655	785,961

Media—4.7%
Comcast Corp., Class A	43,750	2,273,469
Time Warner, Inc.	22,080	1,539,417

		3,812,886

Multi-line Retail—1.0%
Dollar Tree, Inc. (a)	15,215	858,430

Oil, Gas & Consumable Fuels—5.2%
EOG Resources, Inc.	6,490	1,089,282
Pioneer Natural Resources Co.	5,965	1,097,977
Range Resources Corp.	13,715	1,156,312
Valero Energy Corp.	17,350	874,440

		4,218,011

Personal Products—1.7%
Estee Lauder Cos., Inc., Class A	18,220	1,372,330

Pharmaceuticals—5.9%
AbbVie, Inc.	35,395	1,869,210
Bristol-Myers Squibb Co.	41,200	2,189,780
Johnson & Johnson	8,400	769,356

		4,828,346

Road & Rail—2.0%
Union Pacific Corp.	9,970	1,674,960

Semiconductors & Semiconductor Equipment—2.4%
Intel Corp.	40,970	1,063,581
Microchip Technology, Inc.	19,540	874,415

		1,937,996

Software—5.6%
Microsoft Corp.	72,005	2,695,147
Salesforce.com, Inc. (a)	33,490	1,848,313

		4,543,460

Specialty Retail—3.0%
Tractor Supply Co.	20,645	1,601,639
Urban Outfitters, Inc. (a)	22,725	843,098

		2,444,737

Textiles, Apparel & Luxury Goods—2.8%
Michael Kors Holdings Ltd. (a)	13,995	1,136,254
NIKE, Inc., Class B	14,945	1,175,275

		2,311,529

Tobacco—2.5%
Philip Morris International, Inc.	23,720	2,066,724

Total Common Stock (cost—$60,126,884)		80,610,067

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	59

Schedule of Investments

December 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $1,155,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $1,182,672 including accrued interest
(cost—$1,155,000)	$1,155	$1,155,000

Total Investments (cost—$61,281,884)—100.1%		81,765,067

Liabilities in excess of other assets—(0.1)%		(111,725)

Net Assets—100.0%		$81,653,342

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.6%
Aerospace & Defense—1.7%
BE Aerospace, Inc. (a)	67,780	$5,898,893

Auto Components—3.0%
BorgWarner, Inc.	90,250	5,045,878
Delphi Automotive PLC	85,940	5,167,572

		10,213,450

Automobiles—0.9%
Harley-Davidson, Inc.	42,135	2,917,427

Biotechnology—2.2%
Alexion Pharmaceuticals, Inc. (a)	35,700	4,750,242
Pharmacyclics, Inc. (a)	17,855	1,888,702
Vertex Pharmaceuticals, Inc. (a)	14,440	1,072,892

		7,711,836

Building Products—1.6%
Fortune Brands Home & Security, Inc.	123,415	5,640,065

Capital Markets—2.5%
KKR & Co. L.P.	152,335	3,707,834
SEI Investments Co.	142,325	4,942,947

		8,650,781

Chemicals—5.7%
Airgas, Inc.	47,385	5,300,012
International Flavors & Fragrances, Inc.	65,670	5,646,307
PPG Industries, Inc.	11,935	2,263,592
Sherwin-Williams Co.	35,325	6,482,137

		19,692,048

Commercial Banks—2.1%
First Republic Bank	83,755	4,384,574
Zions Bancorporation	98,165	2,941,024

		7,325,598

Computers & Peripherals—1.3%
Nimble Storage, Inc. (a)	11,333	513,385
Western Digital Corp.	46,530	3,903,867

		4,417,252

Diversified Financial Services—2.0%
McGraw Hill Financial, Inc.	89,835	7,025,097

Electrical Equipment—5.2%
AMETEK, Inc.	182,945	9,635,713
Eaton Corp. PLC	62,860	4,784,903
Roper Industries, Inc.	25,695	3,563,383

		17,983,999

Food & Staples Retailing—1.8%
Whole Foods Market, Inc.	109,445	6,329,204

Food Products—2.2%
Hershey Co.	79,290	7,709,367

Health Care Equipment & Supplies—3.9%
CareFusion Corp. (a)	46,515	1,852,227
Cooper Cos., Inc.	49,670	6,151,133
Insulet Corp. (a)	48,965	1,816,602
Sirona Dental Systems, Inc. (a)	51,225	3,595,995

		13,415,957

Health Care Providers & Services—2.7%
Cardinal Health, Inc.	66,645	4,452,553
Team Health Holdings, Inc. (a)	107,215	4,883,643

		9,336,196

Health Care Technology—1.3%
Allscripts Healthcare Solutions, Inc. (a)	287,930	4,451,398

	Shares	Value
Hotels, Restaurants & Leisure—4.4%
Dunkin’ Brands Group, Inc.	91,445	$4,407,649
Starwood Hotels & Resorts Worldwide, Inc.	69,180	5,496,351
Wynn Resorts Ltd.	27,325	5,306,788

		15,210,788

Household Durables—2.4%
Newell Rubbermaid, Inc.	106,505	3,451,827
Whirlpool Corp.	31,705	4,973,246

		8,425,073

Insurance—1.9%
Arch Capital Group Ltd. (a)	47,180	2,816,174
Lincoln National Corp.	68,855	3,554,295

		6,370,469

Internet & Catalog Retail—2.1%
Groupon, Inc. (a)	322,175	3,792,000
HomeAway, Inc. (a)	87,630	3,582,314

		7,374,314

Internet Software & Services—3.0%
Akamai Technologies, Inc. (a)	99,465	4,692,759
Yelp, Inc. (a)	82,613	5,696,166

		10,388,925

IT Services—1.6%
Fidelity National Information Services, Inc.	104,500	5,609,560

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	85,725	4,902,613
PerkinElmer, Inc.	101,225	4,173,507
Quintiles Transnational Holdings, Inc. (a)	42,180	1,954,621

		11,030,741

Machinery—3.0%
Colfax Corp. (a)	81,770	5,207,931
Oshkosh Corp.	40,915	2,061,298
WABCO Holdings, Inc. (a)	33,050	3,087,200

		10,356,429

Media—4.6%
AMC Networks, Inc., Class A (a)	41,830	2,849,041
CBS Corp., Class B	44,755	2,852,684
Charter Communications, Inc., Class A (a)	26,515	3,626,192
Scripps Networks Interactive, Inc., Class A	75,035	6,483,774

		15,811,691

Metals & Mining—1.0%
Carpenter Technology Corp.	57,725	3,590,495

Multi-line Retail—3.4%
Burlington Stores, Inc. (a)	58,545	1,873,440
Dollar Tree, Inc. (a)	114,460	6,457,833
Kohl’s Corp.	57,400	3,257,450

		11,588,723

Oil, Gas & Consumable Fuels—4.3%
Cabot Oil & Gas Corp.	131,670	5,103,529
HollyFrontier Corp.	70,975	3,526,748
Pioneer Natural Resources Co.	34,000	6,258,380

		14,888,657

Pharmaceuticals—2.3%
Endo Health Solutions, Inc. (a)	40,665	2,743,261
Mylan, Inc. (a)	121,935	5,291,979

		8,035,240

Professional Services—3.0%
Nielsen Holdings NV	134,770	6,184,595
Towers Watson & Co., Class A	32,975	4,207,940

		10,392,535

60	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Real Estate Management & Development—0.7%
CBRE Group, Inc., Class A (a)	85,005	$2,235,632

Road & Rail—2.2%
Genesee & Wyoming, Inc., Class A (a)	48,000	4,610,400
JB Hunt Transport Services, Inc.	36,760	2,841,548

		7,451,948

Semiconductors & Semiconductor Equipment—5.1%
Analog Devices, Inc.	36,595	1,863,783
Avago Technologies Ltd.	45,685	2,416,280
Lam Research Corp. (a)	78,060	4,250,367
Microchip Technology, Inc.	102,700	4,595,825
NXP Semiconductor NV (a)	96,945	4,452,684

		17,578,939

Software—2.4%
Salesforce.com, Inc. (a)	87,065	4,805,118
Tableau Software, Inc., Class A (a)	52,610	3,626,407

		8,431,525

Specialty Retail—2.8%
Tractor Supply Co.	97,950	7,598,961
Urban Outfitters, Inc. (a)	56,920	2,111,732

		9,710,693

Textiles, Apparel & Luxury Goods—4.3%
Fifth & Pacific Cos., Inc. (a)	73,060	2,343,034
Fossil Group, Inc. (a)	16,965	2,034,782
Michael Kors Holdings Ltd. (a)	30,345	2,463,711
V.F. Corp.	126,920	7,912,193

		14,753,720

Trading Companies & Distributors—0.6%
Fastenal Co.	43,785	2,080,225

Wireless Telecommunication Services—1.2%
Crown Castle International Corp. (a)	55,550	4,079,037

Total Common Stock (cost—$258,391,345)		344,113,927

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $2,832,000; collateralized by Freddie Mac, 2.00%, due 7/30/19, valued at $2,891,525 including accrued interest
(cost—$2,832,000)	$2,832	2,832,000

Total Investments (cost—$261,223,345)—100.4%		346,945,927

Liabilities in excess of other assets—(0.4)%		(1,530,923)

Net Assets—100.0%		$345,415,004

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ All-Cap Value Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—2.8%
Northrop Grumman Corp.	6,600	$756,426

Automobiles—2.5%
Ford Motor Co.	43,000	663,490

Capital Markets—2.8%
Ameriprise Financial, Inc.	6,700	770,835

Chemicals—1.3%
EI du Pont de Nemours & Co.	5,500	357,335

Commercial Banks—10.3%
Fifth Third Bancorp	34,000	715,020
Old National Bancorp	43,400	667,058
PNC Financial Services Group, Inc.	8,700	674,946
Wells Fargo & Co.	15,800	717,320

		2,774,344

Commercial Services & Supplies—1.2%
Republic Services, Inc.	9,600	318,720

Communications Equipment—2.1%
Cisco Systems, Inc.	25,400	570,230

Consumer Finance—2.5%
SLM Corp.	25,500	670,140

Diversified Financial Services—3.9%
Bank of America Corp.	23,800	370,566
JPMorgan Chase & Co.	11,800	690,064

		1,060,630

Diversified Telecommunication Services—2.1%
AT&T, Inc.	16,100	566,076

Food & Staples Retailing—2.6%
Kroger Co.	9,300	367,629
Wal-Mart Stores, Inc.	4,100	322,629

		690,258

Food Products—2.2%
Ingredion, Inc.	8,500	581,910

Gas Utilities—2.4%
UGI Corp.	15,600	646,776

Health Care Equipment & Supplies—3.8%
Medtronic, Inc.	11,500	659,985
Zimmer Holdings, Inc.	4,000	372,760

		1,032,745

Health Care Providers & Services—2.7%
Cigna Corp.	8,400	734,832

Hotels, Restaurants & Leisure—2.4%
International Game Technology	35,600	646,496

Household Durables—1.4%
Newell Rubbermaid, Inc.	12,100	392,161

Independent Power Producers & Energy Traders—1.2%
AES Corp.	22,200	322,122

Industrial Conglomerates—2.6%
General Electric Co.	25,400	711,962

Insurance—4.0%
Allstate Corp.	12,800	698,112
Reinsurance Group of America, Inc.	4,800	371,568

		1,069,680

Machinery—4.2%
Crane Co.	5,400	363,150
Trinity Industries, Inc.	14,200	774,184

		1,137,334

	Shares	Value
Metals & Mining—2.3%
Reliance Steel & Aluminum Co.	4,400	$333,696
Yamana Gold, Inc.	33,600	289,632

		623,328

Office Electronics—2.9%
Xerox Corp.	64,900	789,833

Oil, Gas & Consumable Fuels—11.8%
Chesapeake Energy Corp.	13,400	363,676
Chevron Corp.	5,100	637,041
ConocoPhillips	7,100	501,615
HollyFrontier Corp.	5,824	289,395
Murphy Oil Corp.	5,200	337,376
Royal Dutch Shell PLC ADR	4,700	334,969
Total S.A. ADR	11,800	722,986

		3,187,058

Paper & Forest Products—2.4%
International Paper Co.	13,400	657,002

Pharmaceuticals—7.4%
AstraZeneca PLC ADR	12,500	742,125
Merck & Co., Inc.	13,000	650,650
Pfizer, Inc.	19,900	609,537

		2,002,312

Real Estate Investment Trust—2.7%
CBL & Associates Properties, Inc.	25,500	457,980
Hospitality Properties Trust	10,500	283,815

		741,795

Road & Rail—1.4%
Norfolk Southern Corp.	4,100	380,603

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	14,300	371,228

Software—3.8%
CA, Inc.	11,200	376,880
Microsoft Corp.	17,600	658,768

		1,035,648

Specialty Retail—1.2%
Staples, Inc.	20,500	325,745

Total Common Stock (cost—$20,114,358)		26,589,054

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $430,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $439,313 including accrued interest
(cost—$430,000)	$430	430,000

Total Investments (cost—$20,544,358)—99.9%		27,019,054

Other assets less liabilities—0.1%		15,979

Net Assets—100.0%		$27,035,033

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	61

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—4.1%
Lockheed Martin Corp.	1,311,300	$194,937,858
Northrop Grumman Corp.	1,568,400	179,754,324

		374,692,182

Automobiles—3.4%
Ford Motor Co.	20,230,400	312,155,072

Beverages—1.9%
Molson Coors Brewing Co., Class B	3,062,200	171,942,530

Capital Markets—2.1%
Ameriprise Financial, Inc.	1,689,641	194,393,197

Chemicals—2.1%
EI du Pont de Nemours & Co.	3,005,900	195,293,323

Commercial Banks—8.2%
Fifth Third Bancorp	9,152,500	192,477,075
PNC Financial Services Group, Inc.	2,426,778	188,269,437
Wells Fargo & Co.	8,274,800	375,675,920

		756,422,432

Communications Equipment—4.2%
Cisco Systems, Inc.	8,507,100	190,984,395
Harris Corp.	2,749,500	191,942,595

		382,926,990

Consumer Finance—2.1%
SLM Corp.	7,271,100	191,084,508

Diversified Financial Services—6.0%
Citigroup, Inc.	3,537,900	184,359,969
JPMorgan Chase & Co.	6,269,500	366,640,360

		551,000,329

Diversified Telecommunication Services—2.0%
AT&T, Inc.	5,090,457	178,980,468

Electric Utilities—1.7%
American Electric Power Co., Inc.	3,429,500	160,294,830

Energy Equipment & Services—1.7%
Ensco PLC, Class A	2,678,300	153,145,194

Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	2,238,200	176,123,958

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	902,500	62,768,875
Medtronic, Inc.	948,000	54,405,720

		117,174,595

Household Durables—2.0%
Newell Rubbermaid, Inc.	5,742,600	186,117,666

Industrial Conglomerates—2.0%
General Electric Co.	6,446,900	180,706,607

Insurance—8.0%
Allstate Corp.	3,324,300	181,307,322
MetLife, Inc.	6,966,500	375,633,680
Travelers Cos., Inc.	1,924,900	174,280,446

		731,221,448

Metals & Mining—2.2%
Barrick Gold Corp.	11,570,800	203,993,204

Office Electronics—2.1%
Xerox Corp.	16,119,800	196,177,966

Oil, Gas & Consumable Fuels—13.8%
Chevron Corp.	1,475,800	184,342,178

	Shares	Value
ConocoPhillips	5,106,900	$360,802,485
Marathon Oil Corp.	4,806,800	169,680,040
Royal Dutch Shell PLC ADR	2,584,000	184,161,680
Total S.A. ADR	6,044,300	370,334,261

		1,269,320,644

Paper & Forest Products—1.9%
International Paper Co.	3,633,700	178,160,311

Pharmaceuticals—9.7%
AstraZeneca PLC ADR	3,238,100	192,245,997
Johnson & Johnson	1,835,300	168,095,127
Merck & Co., Inc.	3,381,900	169,264,095
Pfizer, Inc.	5,436,200	166,510,806
Teva Pharmaceutical Industries Ltd. ADR	4,836,100	193,830,888

		889,946,913

Road & Rail—2.2%
Norfolk Southern Corp.	2,122,694	197,049,684

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	14,640,474	380,066,705

Software—3.9%
CA, Inc.	5,432,800	182,813,720
Microsoft Corp.	4,722,250	176,753,818

		359,567,538

Specialty Retail—1.8%
Staples, Inc.	10,481,100	166,544,679

Tobacco—1.9%
Reynolds American, Inc.	3,436,200	171,775,638

Total Common Stock (cost—$6,894,066,799)		9,026,278,611

Mutual Funds—0.3%
AllianzGI Money Market Fund, Institutional II Class (a) (cost—$25,000,000)	25,000,000	25,000,000

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $118,981,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $121,362,519 including accrued interest
(cost—$118,981,000)	$118,981	118,981,000

Total Investments (cost—$7,038,047,799)—99.9%		9,170,259,611

Other assets less liabilities—0.1%		9,357,679

Net Assets—100.0%		$9,179,617,290

Notes to Schedule of Investments:

(a) Affiliated security.

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—94.9%
Australia—1.9%
Australia & New Zealand Banking Group Ltd. ADR	2,232,800	$64,416,280

Brazil—7.6%
Banco Bradesco S.A. ADR	5,069,660	63,522,840
Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,522,900	73,969,686
Cia Paranaense de Energia, Class P ADR (b)	3,523,821	46,303,008
Vale S.A. ADR	4,338,000	66,154,500

		249,950,034

Canada—7.1%
Magna International, Inc.	396,700	32,553,202
Manulife Financial Corp.	3,471,300	68,488,749
Toronto-Dominion Bank	676,000	63,706,240
Yamana Gold, Inc.	7,973,400	68,730,708

		233,478,899

China—6.1%
China Construction Bank Corp., Class H	86,763,400	65,689,526
China Mobile Ltd.	6,260,100	65,085,563
China Petroleum & Chemical Corp., Class H	87,926,260	72,145,785

		202,920,874

Denmark—1.9%
Carlsberg A/S, Class B	564,700	62,486,149

France—4.2%
Cap Gemini S.A.	502,649	34,021,983
Orange S.A. ADR	2,964,900	36,616,515
Sanofi	642,759	68,643,313

		139,281,811

Germany—3.2%
Deutsche Boerse AG	442,410	36,664,249
Siemens AG	511,713	70,165,333

		106,829,582

Hong Kong—2.0%
BOC Hong Kong Holdings Ltd.	20,299,400	65,194,765

India—1.0%
Tata Motors Ltd. ADR	1,044,700	32,176,760

Israel—3.3%
Israel Chemicals Ltd.	3,139,381	26,186,039
Teva Pharmaceutical Industries Ltd. ADR	2,057,900	82,480,632

		108,666,671

Japan—11.7%
Hitachi Ltd.	8,789,100	66,640,286
Isuzu Motors Ltd.	10,497,800	65,474,154
Komatsu Ltd.	1,684,600	34,586,980
Mitsui & Co., Ltd. ADR	233,200	65,309,992
Mizuho Financial Group, Inc.	29,761,300	64,612,721
Nitto Denko Corp. ADR	2,513,600	53,615,088
Sega Sammy Holdings, Inc.	1,419,100	36,165,994

		386,405,215

Korea (Republic of)—0.3%
POSCO ADR	116,500	9,087,000

Netherlands—0.5%
Reed Elsevier NV	737,578	15,676,302

62	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Norway—3.2%
Statoil ASA ADR	2,933,200	$70,778,116
Telenor ASA	1,415,900	33,830,921

		104,609,037

Russian Federation—3.2%
Lukoil OAO ADR	825,300	52,092,936
Mobile Telesystems OJSC ADR	987,900	21,368,277
Sberbank of Russia ADR	2,604,300	32,736,051

		106,197,264

Singapore—3.9%
Golden Agri-Resources Ltd.	171,068,400	74,055,489
United Overseas Bank Ltd. ADR	1,614,600	54,282,852

		128,338,341

South Africa—2.8%
Sasol Ltd. ADR	1,895,700	93,742,365

Sweden—1.0%
Svenska Cellulosa AB SCA ADR	1,097,100	33,878,448

Switzerland—2.7%
Zurich Insurance Group AG ADR (c)	3,058,400	89,213,528

Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,628,100	28,394,064

Turkey—1.0%
KOC Holding AS ADR	1,576,839	32,498,652

United Kingdom—21.5%
AstraZeneca PLC ADR	1,874,400	111,283,128
BAE Systems PLC ADR	2,016,100	59,051,569
Barclays PLC	7,776,447	35,164,180
Centrica PLC	5,038,300	29,053,972
Diageo PLC ADR	258,995	34,296,118
HSBC Holdings PLC	5,442,500	59,726,788
Imperial Tobacco Group PLC	1,673,332	64,871,909
Marks & Spencer Group PLC ADR	2,159,300	30,951,406
Rio Tinto PLC ADR	1,325,100	74,775,393
Royal Dutch Shell PLC ADR	1,333,800	95,059,926
Sage Group PLC ADR	1,353,934	36,163,577
Serco Group PLC	2,069,400	17,106,699
TESCO PLC	11,251,700	62,484,430

		709,989,095

United States—4.0%
Axis Capital Holdings Ltd.	1,367,400	65,047,218
Ensco PLC, Class A	639,700	36,578,046
RenaissanceRe Holdings Ltd.	320,300	31,178,002

		132,803,266

Total Common Stock (cost—$2,804,703,356)		3,136,234,402

Preferred Stock—2.2%
Germany—2.2%
Volkswagen AG (cost—$52,898,569)	261,384	73,558,316

	Principal Amount (000s)	Value
Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $107,460,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $109,613,853 including accrued interest
(cost—$107,460,000)	$107,460	$107,460,000

Total Investments (cost—$2,965,061,925) (a)—100.3%		3,317,252,718

Liabilities in excess of other assets—(0.3)%		(10,559,572)

Net Assets—100.0%		$3,306,693,146

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,282,185,147, representing 38.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	11.7%
Pharmaceuticals	8.0%
Insurance	7.7%
Metals & Mining	6.6%
Automobiles	5.2%
Industrial Conglomerates	3.1%
Beverages	2.9%
Wireless Telecommunication Services	2.5%
Chemicals	2.4%
Water Utilities	2.3%
Food Products	2.2%
Diversified Telecommunication Services	2.1%
Electronic Equipment, Instruments & Components	2.0%
Trading Companies & Distributors	2.0%
Tobacco	2.0%
Food & Staples Retailing	1.9%
Aerospace & Defense	1.8%
Electric Utilities	1.4%
Diversified Financial Services	1.1%
Energy Equipment & Services	1.1%
Leisure Equipment & Products	1.1%
Software	1.1%
Machinery	1.0%
IT Services	1.0%
Household Products	1.0%
Auto Components	1.0%
Multi-line Retail	0.9%
Multi-Utilities	0.9%
Semiconductors & Semiconductor Equipment	0.8%
Commercial Services & Supplies	0.5%
Media	0.5%
Repurchase Agreements	3.2%
Liabilities in excess of other assets	(0.3)%

100.0%

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	63

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—4.2%
Lockheed Martin Corp.	53,500	$7,953,310
Northrop Grumman Corp.	205,000	23,495,050

		31,448,360

Automobiles—2.6%
Ford Motor Co.	1,244,000	19,194,920

Beverages—1.1%
Molson Coors Brewing Co., Class B	146,700	8,237,205

Biotechnology—1.0%
Amgen, Inc.	63,300	7,226,328

Capital Markets—2.1%
Goldman Sachs Group, Inc.	45,100	7,994,426
State Street Corp.	108,900	7,992,171

		15,986,597

Chemicals—1.1%
PPG Industries, Inc.	41,200	7,813,992

Commercial Banks—5.1%
Fifth Third Bancorp	375,800	7,903,074
PNC Financial Services Group, Inc.	97,300	7,548,534
Wells Fargo & Co.	490,100	22,250,540

		37,702,148

Communications Equipment—2.6%
Cisco Systems, Inc.	874,600	19,634,770

Consumer Finance—4.1%
Capital One Financial Corp.	200,700	15,375,627
SLM Corp.	577,200	15,168,816

		30,544,443

Diversified Financial Services—7.0%
Bank of America Corp.	980,400	15,264,828
Citigroup, Inc.	275,400	14,351,094
JPMorgan Chase & Co.	391,100	22,871,528

		52,487,450

Diversified Telecommunication Services—1.8%
AT&T, Inc.	379,600	13,346,736

Electric Utilities—2.7%
American Electric Power Co., Inc.	281,200	13,143,288
PPL Corp.	224,100	6,743,169

		19,886,457

Energy Equipment & Services—0.8%
Ensco PLC, Class A	109,400	6,255,492

Food & Staples Retailing—3.9%
Kroger Co.	359,000	14,191,270
Walgreen Co.	260,700	14,974,608

		29,165,878

Food Products—1.9%
ConAgra Foods, Inc.	419,200	14,127,040

Health Care Equipment & Supplies—2.0%
Medtronic, Inc.	258,600	14,841,054

Health Care Providers & Services—2.0%
Cigna Corp.	171,500	15,002,820

Industrial Conglomerates—3.1%
General Electric Co.	828,400	23,220,052

	Shares	Value
Insurance—6.2%
Allstate Corp.	410,000	$22,361,400
MetLife, Inc.	290,500	15,663,760
Travelers Cos., Inc.	88,900	8,049,006

		46,074,166

Machinery—1.1%
Parker Hannifin Corp.	65,500	8,425,920

Media—3.2%
CBS Corp., Class B	135,500	8,636,770
Time Warner, Inc.	222,833	15,535,917

		24,172,687

Metals & Mining—1.8%
Freeport-McMoRan Copper & Gold, Inc.	346,200	13,065,588

Multi-line Retail—1.1%
Macy’s, Inc.	148,000	7,903,200

Office Electronics—2.1%
Xerox Corp.	1,264,100	15,384,097

Oil, Gas & Consumable Fuels—14.6%
Chesapeake Energy Corp.	292,800	7,946,592
Chevron Corp.	171,100	21,372,101
ConocoPhillips	305,800	21,604,770
HollyFrontier Corp.	268,023	13,318,063
Marathon Oil Corp.	407,300	14,377,690
Murphy Oil Corp.	117,400	7,616,912
Royal Dutch Shell PLC ADR	106,300	7,576,001
Total S.A. ADR	246,900	15,127,563

		108,939,692

Paper & Forest Products—2.0%
International Paper Co.	299,500	14,684,485

Pharmaceuticals—10.0%
AbbVie, Inc.	147,700	7,800,037
AstraZeneca PLC ADR	255,700	15,180,909
Eli Lilly & Co.	136,500	6,961,500
Johnson & Johnson	162,400	14,874,216
Merck & Co., Inc.	295,600	14,794,780
Pfizer, Inc.	484,300	14,834,109

		74,445,551

Road & Rail—1.1%
Norfolk Southern Corp.	89,600	8,317,568

Semiconductors & Semiconductor Equipment—2.1%
Intel Corp.	607,100	15,760,316

Software—3.1%
CA, Inc.	234,300	7,884,195
Microsoft Corp.	404,100	15,125,463

		23,009,658

Specialty Retail—1.0%
Staples, Inc.	471,100	7,485,779

Tobacco—1.0%
Altria Group, Inc.	184,100	7,067,599

Total Common Stock (cost—$514,103,441)		740,858,048

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $3,670,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $3,746,019 including accrued interest
(cost—$3,670,000)	$3,670	$3,670,000

Total Investments (cost—$517,773,441)—100.0%		744,528,048

Other assets less liabilities—0.0%		166,937

Net Assets—100.0%		$744,694,985

Glossary:

ADR—American Depositary Receipt

64	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—97.5%
Aerospace & Defense—2.5%
L-3 Communications Holdings, Inc.	89,100	$9,521,226
Northrop Grumman Corp.	90,000	10,314,900

		19,836,126

Airlines—1.2%
Southwest Airlines Co.	523,700	9,866,508

Auto Components—2.0%
Goodyear Tire & Rubber Co.	319,700	7,624,845
Magna International, Inc.	97,300	7,984,438

		15,609,283

Beverages—3.2%
Coca-Cola Enterprises, Inc.	207,400	9,152,562
Dr. Pepper Snapple Group, Inc.	165,900	8,082,648
Molson Coors Brewing Co., Class B	150,100	8,428,115

		25,663,325

Capital Markets—6.6%
Ameriprise Financial, Inc.	87,300	10,043,865
Ares Capital Corp.	404,600	7,189,742
Carlyle Group L.P.	278,800	9,930,856
KKR & Co. L.P.	372,600	9,069,084
Oaktree Capital Group LLC	140,700	8,278,788
Raymond James Financial, Inc.	153,200	7,995,508

		52,507,843

Chemicals—4.2%
Agrium, Inc.	84,500	7,730,060
Albemarle Corp.	125,400	7,949,106
CF Industries Holdings, Inc.	37,526	8,745,059
Eastman Chemical Co.	113,400	9,151,380

		33,575,605

Commercial Banks—7.1%
Banco de Chile ADR	72,582	6,372,699
BB&T Corp.	212,700	7,937,964
BOK Financial Corp.	119,415	7,919,603
East West Bancorp, Inc.	226,700	7,927,699
Fifth Third Bancorp	428,800	9,017,664
KeyCorp	724,900	9,728,158
Regions Financial Corp.	777,000	7,684,530

		56,588,317

Communications Equipment—1.2%
Harris Corp.	137,000	9,563,970

Computers & Peripherals—1.3%
Seagate Technology PLC	179,400	10,075,104

Construction & Engineering—1.0%
KBR, Inc.	260,800	8,316,912

Consumer Finance—1.3%
Discover Financial Services	189,200	10,585,740

Containers & Packaging—2.0%
Ball Corp.	156,000	8,058,960
Rexam PLC ADR	185,130	8,184,597

		16,243,557

Diversified Financial Services—1.0%
McGraw Hill Financial, Inc.	104,100	8,140,620

Electric Utilities—1.9%
Entergy Corp.	126,200	7,984,674
PPL Corp.	234,500	7,056,105

		15,040,779

Electronic Equipment, Instruments & Components—4.0%
Avnet, Inc.	189,900	8,376,489

	Shares	Value
Corning, Inc.	466,700	$8,316,594
Jabil Circuit, Inc.	330,800	5,769,152
TE Connectivity Ltd.	175,400	9,666,294

		32,128,529

Energy Equipment & Services—1.6%
Diamond Offshore Drilling, Inc.	96,100	5,470,012
Ensco PLC, Class A	125,600	7,181,808

		12,651,820

Food Products—4.1%
Archer-Daniels-Midland Co.	201,900	8,762,460
ConAgra Foods, Inc.	245,300	8,266,610
Ingredion, Inc.	117,000	8,009,820
Tyson Foods, Inc., Class A	236,900	7,926,674

		32,965,564

Health Care Equipment & Supplies—2.4%
St. Jude Medical, Inc.	152,000	9,416,400
Zimmer Holdings, Inc.	102,600	9,561,294

		18,977,694

Health Care Providers & Services—5.4%
AmerisourceBergen Corp.	110,800	7,790,348
Cardinal Health, Inc.	130,200	8,698,662
Cigna Corp.	44,900	3,927,852
Humana, Inc.	75,900	7,834,398
Quest Diagnostics, Inc.	106,700	5,712,718
Universal Health Services, Inc., Class B	114,800	9,328,648

		43,292,626

Hotels, Restaurants & Leisure—1.0%
International Game Technology	439,100	7,974,056

Household Products—2.0%
Clorox Co.	86,200	7,995,912
Energizer Holdings, Inc.	76,200	8,247,888

		16,243,800

Insurance—7.6%
Assurant, Inc.	119,800	7,951,126
Axis Capital Holdings Ltd.	169,800	8,077,386
HCC Insurance Holdings, Inc.	193,700	8,937,318
Loews Corp.	196,900	9,498,456
Principal Financial Group, Inc.	170,200	8,392,562
Reinsurance Group of America, Inc.	113,800	8,809,258
Unum Group	261,200	9,162,896

		60,829,002

Leisure Equipment & Products—1.0%
Hasbro, Inc.	146,300	8,047,963

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	137,300	7,852,187

Machinery—3.0%
AGCO Corp.	134,600	7,966,974
Parker Hannifin Corp.	62,700	8,065,728
Valmont Industries, Inc.	55,300	8,246,336

		24,279,038

Media—1.0%
Gannett Co., Inc.	277,800	8,217,324

Metals & Mining—3.6%
Franco-Nevada Corp.	189,534	7,724,102
Silver Wheaton Corp.	308,500	6,228,615
Ternium S.A. ADR	298,500	9,343,050
Yamana Gold, Inc.	611,100	5,267,682

		28,563,449

Multi-line Retail—1.0%
Kohl’s Corp.	139,600	7,922,300

	Shares	Value
Multi-Utilities—1.0%
SCANA Corp.	166,900	$7,832,617

Oil, Gas & Consumable Fuels—9.0%
Alliance Resource Partners L.P.	93,647	7,210,819
Canadian Oil Sands Ltd.	407,898	7,672,207
Cimarex Energy Co.	81,600	8,560,656
El Paso Pipeline Partners L.P.	230,700	8,305,200
Energen Corp.	98,000	6,933,500
HollyFrontier Corp.	156,600	7,781,454
Murphy Oil Corp.	134,200	8,706,896
SM Energy Co.	95,800	7,961,938
Valero Energy Corp.	181,800	9,162,720

		72,295,390

Paper & Forest Products—1.0%
International Paper Co.	170,000	8,335,100

Professional Services—1.1%
Dun & Bradstreet Corp.	74,100	9,095,775

Road & Rail—2.1%
CSX Corp.	279,400	8,038,338
Norfolk Southern Corp.	95,600	8,874,548

		16,912,886

Semiconductors & Semiconductor Equipment—2.3%
Avago Technologies Ltd.	187,800	9,932,742
KLA-Tencor Corp.	126,800	8,173,528

		18,106,270

Software—2.1%
Activision Blizzard, Inc.	432,600	7,713,258
CA, Inc.	262,400	8,829,760

		16,543,018

Specialty Retail—1.0%
Staples, Inc.	487,600	7,747,964

Textiles, Apparel & Luxcury Goods—0.8%
Coach, Inc.	115,300	6,471,789

Tobacco—1.9%
Lorillard, Inc.	150,000	7,602,000
Reynolds American, Inc.	149,300	7,463,507

		15,065,507

Total Common Stock (cost—$552,386,878)		779,965,357

	Principal Amount (000s)
Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $30,507,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $31,117,969 including accrued interest
(cost—$30,507,000)	$30,507	30,507,000

Total Investments (cost—$582,893,878)—101.3%		810,472,357

Liabilities in excess of other assets—(1.3)%		(10,769,581)

Net Assets—100.0%		$799,702,776

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	65

Schedule of Investments

December 31, 2013 (Unaudited)

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—95.4%
Aerospace & Defense—4.8%
Alliant Techsystems, Inc.	1,004,300	$122,203,224
Cubic Corp.	533,969	28,118,808
Curtiss-Wright Corp. (a)	1,948,484	121,254,159
Elbit Systems Ltd.	354,600	21,534,858
Triumph Group, Inc.	1,396,400	106,224,148

		399,335,197

Airlines—0.6%
Westjet Airlines Ltd. (a)	1,867,558	49,086,580

Capital Markets—1.0%
Raymond James Financial, Inc.	1,601,900	83,603,161

Chemicals—7.0%
A Schulman, Inc.	1,306,562	46,069,376
American Vanguard Corp.	259,400	6,300,826
Cabot Corp.	1,749,500	89,924,300
Innophos Holdings, Inc. (a)	1,175,600	57,134,160
Methanex Corp.	1,935,600	114,664,944
NewMarket Corp.	267,600	89,418,540
Olin Corp. (a)	3,788,900	109,309,765
Rentech Nitrogen Partners L.P.	1,091,429	19,209,150
Sensient Technologies Corp.	302,633	14,683,753
Stepan Co.	562,261	36,901,190

		583,616,004

Commercial Banks—7.0%
Canadian Western Bank	1,465,561	53,338,280
Community Trust Bancorp, Inc.	228,800	10,332,608
First Horizon National Corp.	6,540,749	76,199,726
First Interstate Bancsystem, Inc.	292,500	8,298,225
First Merchants Corp.	392,984	8,944,316
First Niagara Financial Group, Inc.	7,537,200	80,045,064
FirstMerit Corp.	1,044,300	23,214,789
Fulton Financial Corp.	6,275,397	82,082,193
Old National Bancorp	3,165,000	48,646,050
Susquehanna Bancshares, Inc.	5,556,000	71,339,040
Trustmark Corp.	1,050,801	28,203,499
Webster Financial Corp.	2,568,830	80,096,119
WesBanco, Inc.	402,849	12,891,168

		583,631,077

Commercial Services & Supplies—1.7%
Brink’s Co. (a)	1,929,200	65,862,888
Ennis, Inc.	615,551	10,895,253
UniFirst Corp.	443,830	47,489,810
United Stationers, Inc.	408,577	18,749,598

		142,997,549

Construction & Engineering—0.9%
KBR, Inc.	2,265,900	72,259,551

Consumer Finance—0.8%
Cash America International, Inc. (a)	1,754,591	67,200,835

Containers & Packaging—2.6%
Rock-Tenn Co., Class A	642,200	67,437,422
Silgan Holdings, Inc.	1,115,872	53,584,173
Sonoco Products Co.	2,285,750	95,361,490

		216,383,085

Diversified Consumer Services—0.5%
Hillenbrand, Inc.	1,387,800	40,829,076

	Shares	Value
Electric Utilities—2.5%
El Paso Electric Co.	1,197,165	$42,032,463
Great Plains Energy, Inc.	3,476,900	84,280,056
IDACORP, Inc.	1,524,100	79,009,344

		205,321,863

Electrical Equipment—1.5%
AZZ, Inc.	704,300	34,412,098
Babcock & Wilcox Co.	2,590,617	88,573,195

		122,985,293

Electronic Equipment, Instruments & Components—2.4%
AVX Corp.	1,281,500	17,851,295
Belden, Inc.	1,724,555	121,494,900
Jabil Circuit, Inc.	3,251,000	56,697,440

		196,043,635

Energy Equipment & Services—4.6%
Bristow Group, Inc.	1,467,000	110,113,020
Ensign Energy Services, Inc.	1,808,700	28,486,280
Precision Drilling Corp.	9,309,300	87,228,141
ShawCor Ltd.	1,556,856	62,259,584
Tidewater, Inc.	1,534,800	90,967,596

		379,054,621

Food & Staples Retailing—2.7%
Andersons, Inc. (a)	1,027,950	91,662,302
Casey’s General Stores, Inc.	629,809	44,244,082
Harris Teeter Supermarkets, Inc.	1,404,652	69,319,576
Weis Markets, Inc.	369,075	19,398,582

		224,624,542

Food Products—2.6%
Cal-Maine Foods, Inc. (a)	988,906	59,561,808
Ingredion, Inc.	1,490,800	102,060,168
Sanderson Farms, Inc. (a)	780,842	56,478,302

		218,100,278

Gas Utilities—0.9%
UGI Corp.	1,789,700	74,200,962

Health Care Equipment & Supplies—3.7%
Cooper Cos., Inc.	879,500	108,917,280
STERIS Corp.	2,161,105	103,841,095
Teleflex, Inc.	1,020,100	95,746,586

		308,504,961

Health Care Providers & Services—1.4%
Ensign Group, Inc.	202,957	8,984,906
Owens & Minor, Inc.	2,257,300	82,526,888
Select Medical Holdings Corp.	2,515,457	29,204,456

		120,716,250

Hotels, Restaurants & Leisure—2.1%
Cracker Barrel Old Country Store, Inc.	729,900	80,340,093
International Game Technology	5,368,600	97,493,776

		177,833,869

Insurance—4.8%
Allied World Assurance Co. Holdings AG	680,756	76,796,084
American Financial Group, Inc.	1,504,600	86,845,512
First American Financial Corp.	3,081,200	86,889,840
Montpelier Re Holdings Ltd.	1,294,678	37,675,130
Protective Life Corp.	1,870,512	94,760,138
Symetra Financial Corp.	1,091,829	20,701,078

		403,667,782

	Shares	Value
Internet Software & Services—0.8%
j2 Global, Inc.	1,411,361	$70,582,164

IT Services—1.1%
Broadridge Financial Solutions, Inc.	2,299,948	90,893,945

Leisure Equipment & Products—0.9%
Sturm Ruger & Co., Inc. (a)	984,935	71,988,899

Life Sciences Tools & Services—1.2%
PerkinElmer, Inc.	2,465,172	101,639,041

Machinery—6.8%
Crane Co.	1,623,300	109,166,925
ITT Corp.	2,494,107	108,294,126
Kennametal, Inc.	2,032,600	105,837,482
Standex International Corp.	306,209	19,254,422
Trinity Industries, Inc.	2,082,835	113,556,164
Valmont Industries, Inc.	718,500	107,142,720

		563,251,839

Media—1.2%
Cinemark Holdings, Inc.	2,525,400	84,171,582
Meredith Corp.	323,582	16,761,548

		100,933,130

Metals & Mining—4.2%
AMCOL International Corp.	774,022	26,301,268
Commercial Metals Co. (a)	5,264,400	107,025,252
HudBay Minerals, Inc.	6,498,764	53,470,649
Royal Gold, Inc.	1,526,755	70,337,603
Steel Dynamics, Inc.	4,849,000	94,749,460

		351,884,232

Oil, Gas & Consumable Fuels—8.4%
Alliance Resource Partners L.P.	559,300	43,066,100
Calumet Specialty Products Partners L.P.	800,300	20,823,806
Cimarex Energy Co.	771,800	80,969,538
CVR Energy, Inc.	1,756,420	76,281,321
Delek U.S. Holdings, Inc.	500,400	17,218,764
Emerge Energy Services L.P.	228,400	10,124,972
Energen Corp.	1,221,600	86,428,200
LinnCo LLC	2,698,248	83,133,021
Ship Finance International Ltd.	3,628,062	59,427,655
Western Refining, Inc.	2,435,200	103,276,832
World Fuel Services Corp.	2,746,588	118,542,738

		699,292,947

Paper & Forest Products—0.5%
Neenah Paper, Inc. (a)	905,413	38,724,514

Real Estate Investment Trust—3.0%
Blackstone Mortgage Trust, Inc., Class A	760,900	20,643,217
Franklin Street Properties Corp.	2,726,800	32,585,260
Omega Healthcare Investors, Inc.	2,211,300	65,896,740
Retail Properties of America, Inc., Class A	3,767,901	47,927,701
Starwood Property Trust, Inc.	2,868,700	79,462,990

		246,515,908

Road & Rail—0.7%
Werner Enterprises, Inc.	2,326,241	57,527,940

Software—1.9%
Fair Isaac Corp.	1,110,337	69,773,577
Mentor Graphics Corp.	3,782,194	91,037,410

		160,810,987

66	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Specialty Retail—3.3%
Aaron’s, Inc.	2,256,400	$66,338,160
Buckle, Inc.	1,737,469	91,321,371
Group 1 Automotive, Inc. (a)	997,701	70,856,725
Rent-A-Center, Inc.	822,898	27,435,419
Sonic Automotive, Inc., Class A	933,900	22,861,872

		278,813,547

Thrifts & Mortgage Finance—1.6%
Home Loan Servicing Solutions Ltd. (a)	2,928,500	67,267,645
Washington Federal, Inc.	2,873,000	66,912,170

		134,179,815

Tobacco—0.9%
Universal Corp. (a)	1,378,400	75,260,640

Trading Companies & Distributors—2.8%
Applied Industrial Technologies, Inc.	632,000	31,024,880
GATX Corp.	1,682,323	87,766,791
TAL International Group, Inc. (a)	1,307,120	74,963,332
Textainer Group Holdings Ltd.	974,472	39,193,264

		232,948,267

Total Common Stock (cost—$5,292,845,629)		7,945,243,986

Mutual Funds—0.8%
AllianzGI Money Market Fund, Institutional II Class (a)	25,000,000	25,000,000
Central Fund of Canada Ltd., Class A	2,848,100	37,737,325

Total Mutual Funds (cost—$60,006,744)		62,737,325

	Principal Amount (000s)
Repurchase Agreements—4.4%

State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $367,072,000; collateralized by U.S. Treasury Notes, 0.75% -3.125%, due 2/28/18 - 5/15/19, valued at $374,415,573 including accrued interest

(cost—$367,072,000)	$367,072	367,072,000

Total Investments (cost—$5,719,924,373)—100.6%		8,375,053,311

Liabilities in excess of other assets—(0.6)%		(46,340,807)

Net Assets—100.0%		$8,328,712,504

Notes to Schedule of Investments:

(a) Affiliated security.

AllianzGI Opportunity Fund

	Shares	Value
Common Stock—97.5%
Aerospace & Defense—4.4%
Alliant Techsystems, Inc.	17,400	$2,117,232
Astronics Corp. (b)	32,400	1,652,400
Kratos Defense & Security Solutions, Inc. (b)	165,000	1,267,200

		5,036,832

Air Freight & Logistics—0.9%
Park-Ohio Holdings Corp. (b)	18,800	985,120

Airlines—1.1%
Spirit Airlines, Inc. (b)	27,800	1,262,398

Auto Components—3.4%
Shiloh Industries, Inc. (b)	76,600	1,493,700
Tower International, Inc. (b)	17,800	380,920
Visteon Corp. (b)	24,600	2,014,494

		3,889,114

Automobiles—0.6%
Winnebago Industries, Inc. (b)	27,000	741,150

Beverages—0.4%
Boston Beer Co., Inc., Class A (b)	1,800	435,222

Biotechnology—1.4%
Insys Therapeutics, Inc. (b)	21,800	843,878
PDL BioPharma, Inc.	97,300	821,212

		1,665,090

Building Products—1.2%
AO Smith Corp.	24,800	1,337,712

Commercial Banks—5.4%
First Interstate Bancsystem, Inc.	32,600	924,862
First Merchants Corp.	22,500	512,100
S&T Bancorp, Inc.	19,700	498,607
Simmons First National Corp., Class A	48,600	1,805,490
Trico Bancshares	16,100	456,757
United Community Banks, Inc. (b)	115,200	2,044,800

		6,242,616

Commercial Services & Supplies—0.8%
Brink’s Co. (a)	28,400	969,576

Communications Equipment—4.4%
Brocade Communications Systems, Inc. (b)	88,200	782,334
Extreme Networks, Inc. (b)	341,200	2,388,400
Ubiquiti Networks, Inc. (b)	41,000	1,884,360

		5,055,094

Consumer Finance—1.3%
Nelnet, Inc., Class A	34,500	1,453,830

Diversified Consumer Services—1.3%
Graham Holdings Co., Class B	1,700	1,127,644
Service Corp. International	19,200	348,096

		1,475,740

Electronic Equipment, Instruments & Components—2.4%
Methode Electronics, Inc.	53,300	1,822,327
PC Connection, Inc.	38,900	966,665

		2,788,992

Energy Equipment & Services—1.0%
Bristow Group, Inc.	15,300	1,148,418

Health Care Equipment & Supplies—5.9%
Anika Therapeutics, Inc. (b)	16,200	618,192
Cooper Cos., Inc.	3,900	482,976

	Shares	Value
Greatbatch, Inc. (b)	40,800	$1,804,992
Merit Medical Systems, Inc. (b)	105,300	1,657,422
West Pharmaceutical Services, Inc.	44,500	2,183,170

		6,746,752

Health Care Providers & Services—2.8%
Magellan Health Services, Inc. (b)	22,800	1,365,948
MWI Veterinary Supply, Inc. (b)	3,300	562,947
VCA Antech, Inc. (b)	43,100	1,351,616

		3,280,511

Hotels, Restaurants & Leisure—7.0%
CEC Entertainment, Inc.	20,200	894,456
Cedar Fair L.P.	21,000	1,041,180
DineEquity, Inc.	24,600	2,055,330
Jack in the Box, Inc. (b)	31,000	1,550,620
Marriott Vacations Worldwide Corp. (b)	26,400	1,392,864
Wendy’s Co.	133,800	1,166,736

		8,101,186

Insurance—7.5%
American National Insurance Co.	5,700	652,878
Argo Group International Holdings Ltd.	23,870	1,109,716
Greenlight Capital Re Ltd., Class A (b)	57,000	1,921,470
Protective Life Corp.	39,000	1,975,740
StanCorp Financial Group, Inc.	23,800	1,576,750
Symetra Financial Corp.	73,500	1,393,560

		8,630,114

Internet Software & Services—2.9%
Bitauto Holdings Ltd. ADR (b)	30,800	984,368
Blucora, Inc. (b)	79,200	2,309,472

		3,293,840

IT Services—4.5%
CoreLogic, Inc. (b)	59,200	2,103,376
DST Systems, Inc.	21,600	1,959,984
Euronet Worldwide, Inc. (b)	14,500	693,825
Syntel, Inc.	5,000	454,750

		5,211,935

Life Sciences Tools & Services—2.5%
Affymetrix, Inc. (b)	58,000	497,060
ICON PLC (b)	11,400	460,674
WuXi PharmaTech Cayman, Inc. ADR (b)	49,100	1,884,458

		2,842,192

Machinery—5.6%
Alamo Group, Inc.	23,900	1,450,491
Albany International Corp., Class A	12,100	434,753
Hyster-Yale Materials Handling, Inc.	16,600	1,546,456
ITT Corp.	32,000	1,389,440
Oshkosh Corp.	32,700	1,647,426

		6,468,566

Media—2.5%
Cumulus Media, Inc., Class A (b)	93,900	725,847
Gray Television, Inc. (b)	79,400	1,181,472
MDC Partners, Inc., Class A	23,200	591,832
Regal Entertainment Group, Class A	21,600	420,120

		2,919,271

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	67

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Metals & Mining—0.5%
SunCoke Energy Partners L.P.	21,600	$585,360

Oil, Gas & Consumable Fuels—1.9%
LRR Energy L.P.	75,400	1,284,062
Oiltanking Partners L.P.	14,700	912,429

		2,196,491

Paper & Forest Products—0.6%
KapStone Paper and Packaging Corp. (b)	12,300	687,078

Pharmaceuticals—2.8%
Akorn, Inc. (b)	35,200	866,976
Depomed, Inc. (b)	105,000	1,110,900
Prestige Brands Holdings, Inc. (b)	10,700	383,060
Questcor Pharmaceuticals, Inc.	15,700	854,865

		3,215,801

Professional Services—5.9%
Barrett Business Services, Inc.	25,900	2,401,966
Huron Consulting Group, Inc. (b)	35,200	2,207,744
Korn/Ferry International (b)	85,400	2,230,648

		6,840,358

Real Estate Investment Trust—2.6%
Ashford Hospitality Prime, Inc.	19,040	346,528
Ashford Hospitality Trust, Inc.	135,000	1,117,800
Pennsylvania Real Estate Investment Trust	34,400	652,912
Sabra Health Care REIT, Inc.	32,000	836,480

		2,953,720

Road & Rail—0.4%
AMERCO (b)	2,100	499,464

Semiconductors & Semiconductor Equipment—1.4%
Advanced Energy Industries, Inc. (b)	31,000	708,660
Trina Solar Ltd. ADR (b)	68,200	932,294

		1,640,954

Software—2.8%
Aspen Technology, Inc. (b)	15,300	639,540
Manhattan Associates, Inc. (b)	5,700	669,636
Mentor Graphics Corp. (a)	33,600	808,752
Pegasystems, Inc.	11,300	555,734
Seachange International, Inc. (b)	41,600	505,856

		3,179,518

Specialty Retail—4.3%
Haverty Furniture Cos., Inc.	65,400	2,047,020
Lumber Liquidators Holdings, Inc. (b)	12,500	1,286,125
Penske Automotive Group, Inc.	27,300	1,287,468
Restoration Hardware Holdings, Inc. (b)	5,700	383,610

		5,004,223

Textiles, Apparel & Luxury Goods—1.8%
Skechers U.S.A., Inc., Class A (b)	61,900	2,050,747

Thrifts & Mortgage Finance—1.3%
Home Loan Servicing Solutions Ltd. (a)	65,200	1,497,644

Total Common Stock (cost—$94,411,783)		112,332,629

	Shares	Value
Exchange-Traded Funds—1.3%
iShares Russell 2000 (cost—$1,436,702)	13,100	$1,510,561

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $1,894,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $1,932,975 including accrued interest
(cost—$1,894,000)	$1,894	1,894,000

Total Investments (cost—$97,742,485)—100.4%		115,737,190

Liabilities in excess of other assets—(0.4)%		(460,668)

Net Assets—100.0%		$115,276,522

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—97.5%
Aerospace & Defense—2.8%
Alliant Techsystems, Inc.	560	$68,141
Astronics Corp. (b)	962	49,062
Curtiss-Wright Corp. (a)	209	13,006
Esterline Technologies Corp. (b)	45	4,588
Kratos Defense & Security Solutions, Inc. (b)	4,820	37,018

		171,815

Air Freight & Logistics—0.8%
Forward Air Corp.	205	9,002
Park-Ohio Holdings Corp. (b)	500	26,200
XPO Logistics, Inc. (b)	438	11,515

		46,717

Airlines—0.8%
Allegiant Travel Co.	35	3,691
Spirit Airlines, Inc. (b)	1,003	45,546

		49,237

Auto Components—2.7%
American Axle & Manufacturing Holdings, Inc. (b)	534	10,920
Gentherm, Inc. (b)	594	15,925
Motorcar Parts of America, Inc. (b)	485	9,360
Shiloh Industries, Inc. (b)	2,000	39,000
Stoneridge, Inc. (b)	194	2,474
Tower International, Inc. (b)	1,147	24,546
Visteon Corp. (b)	775	63,465

		165,690

Automobiles—0.6%
Winnebago Industries, Inc. (b)	1,234	33,873

Beverages—0.2%
Boston Beer Co., Inc., Class A (b)	45	10,881

Biotechnology—2.2%
Aegerion Pharmaceuticals, Inc. (b)	88	6,244
Alkermes PLC (b)	261	10,612
Array BioPharma, Inc. (b)	260	1,303
Cubist Pharmaceuticals, Inc. (b)	125	8,609
Dyax Corp. (b)	200	1,506
Exact Sciences Corp. (b)	144	1,683
Insmed, Inc. (b)	90	1,531
Insys Therapeutics, Inc. (b)	675	26,129
Keryx Biopharmaceuticals, Inc. (b)	704	9,117
Ligand Pharmaceuticals, Inc., Class B (b)	273	14,360
MiMedx Group, Inc. (b)	585	5,113
NPS Pharmaceuticals, Inc. (b)	540	16,394
Orexigen Therapeutics, Inc. (b)	252	1,419
PDL BioPharma, Inc.	2,700	22,788
Raptor Pharmaceutical Corp. (b)	107	1,393
Repligen Corp. (b)	270	3,683
Sangamo Biosciences, Inc. (b)	162	2,250

		134,134

Building Products—0.8%
AO Smith Corp.	700	37,758
Builders FirstSource, Inc. (b)	411	2,935
Patrick Industries, Inc. (b)	127	3,674
PGT, Inc. (b)	295	2,985

		47,352

Capital Markets—0.6%
Cowen Group, Inc., Class A (b)	725	2,835
HFF, Inc., Class A (b)	153	4,108
ICG Group, Inc. (b)	776	14,457
Investment Technology Group, Inc. (b)	177	3,639
Medley Capital Corp.	146	2,022
TCP Capital Corp.	430	7,215

		34,276

68	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Chemicals—0.4%
Chemtura Corp. (b)	388	$10,833
PolyOne Corp.	398	14,069

		24,902

Commercial Banks—4.9%
Banner Corp.	89	3,989
BNC Bancorp	365	6,256
Cathay General Bancorp	413	11,039
CU Bancorp (b)	295	5,157
Eagle Bancorp, Inc. (b)	104	3,186
Fidelity Southern Corp.	237	3,937
First Financial Holdings, Inc.	167	11,107
First Interstate Bancsystem, Inc.	800	22,696
First Merchants Corp.	751	17,093
FirstMerit Corp.	540	12,004
HomeTrust Bancshares, Inc. (b)	100	1,599
Mercantile Bank Corp.	250	5,395
National Bank Holdings Corp., Class A	1,050	22,470
OmniAmerican Bancorp, Inc. (b)	100	2,138
Pacific Premier Bancorp, Inc. (b)	100	1,574
PrivateBancorp, Inc.	496	14,349
S&T Bancorp, Inc.	500	12,655
Simmons First National Corp., Class A	1,300	48,295
Sterling Financial Corp.	261	8,895
Trico Bancshares	565	16,029
United Community Banks, Inc. (b)	3,100	55,025
Western Alliance Bancorp (b)	597	14,244

		299,132

Commercial Services & Supplies—1.0%
ABM Industries, Inc.	125	3,574
Brink’s Co. (a)	700	23,898
Ceco Environmental Corp.	160	2,587
Covanta Holding Corp.	965	17,129
Multi-Color Corp.	160	6,038
Steelcase, Inc., Class A	561	8,898

		62,124

Communications Equipment—3.4%
ARRIS Group, Inc. (b)	503	12,256
Brocade Communications Systems, Inc. (b)	2,200	19,514
CalAmp Corp. (b)	203	5,678
Calix, Inc. (b)	232	2,236
EchoStar Corp., Class A (b)	229	11,386
Extreme Networks, Inc. (b)	11,839	82,873
Finisar Corp. (b)	445	10,644
Mitel Networks Corp. (b)	330	3,330
ShoreTel, Inc. (b)	507	4,705
Ubiquiti Networks, Inc. (b)	1,261	57,955

		210,577

Computers & Peripherals—0.2%
Electronics for Imaging, Inc. (b)	309	11,968

Construction & Engineering—0.6%
Dycom Industries, Inc. (b)	372	10,338
Primoris Services Corp.	454	14,133
Tutor Perini Corp. (b)	545	14,333

		38,804

Construction Materials—0.1%
Eagle Materials, Inc.	114	8,827

Consumer Finance—0.9%
JGWPT Holdings, Inc., Class A (b)	130	2,261
Nelnet, Inc., Class A	1,000	42,140
Portfolio Recovery Associates, Inc. (b)	172	9,088

		53,489

Containers & Packaging—0.3%
Silgan Holdings, Inc.	425	20,409

	Shares	Value
Distributors—0.2%
Core-Mark Holding Co., Inc.	177	$13,440

Diversified Consumer Services—1.0%
Carriage Services, Inc.	131	2,558
Graham Holdings Co., Class B	65	43,116
LifeLock, Inc. (b)	260	4,267
Service Corp. International	775	14,051

		63,992

Diversified Financial Services—0.4%
Texas Pacific Land Trust	235	23,258

Diversified Telecommunication Services—0.4%
8x8, Inc. (b)	1,295	13,157
Consolidated Communications Holdings, Inc.	440	8,637
inContact, Inc. (b)	353	2,757

		24,551

Electric Utilities—1.3%
ALLETE, Inc.	410	20,451
Cleco Corp.	340	15,851
Empire District Electric Co.	900	20,421
Hawaiian Electric Industries, Inc.	560	14,593
UIL Holdings Corp.	300	11,625

		82,941

Electrical Equipment—0.0%
PowerSecure International, Inc. (b)	164	2,816

Electronic Equipment, Instruments & Components—1.5%
Fabrinet (b)	144	2,961
Measurement Specialties, Inc. (b)	51	3,095
Methode Electronics, Inc.	1,640	56,071
PC Connection, Inc.	1,100	27,335

		89,462

Energy Equipment & Services—1.1%
Bristow Group, Inc.	500	37,530
Matrix Service Co. (b)	150	3,670
Parker Drilling Co. (b)	1,610	13,089
TETRA Technologies, Inc. (b)	1,049	12,966

		67,255

Food & Staples Retailing—0.1%
Pricesmart, Inc.	45	5,199

Food Products—1.9%
B&G Foods, Inc.	261	8,851
Boulder Brands, Inc. (b)	972	15,416
Cal-Maine Foods, Inc. (a)	430	25,899
J&J Snack Foods Corp.	200	17,718
Lancaster Colony Corp.	260	22,919
Pinnacle Foods, Inc.	220	6,041
Sanderson Farms, Inc. (a)	70	5,063
Tootsie Roll Industries, Inc.	135	4,393
TreeHouse Foods, Inc. (b)	175	12,061

		118,361

Gas Utilities—0.4%
Ferrellgas Partners LP	200	4,590
Suburban Propane Partners L.P.	380	17,822

		22,412

Health Care Equipment & Supplies—4.8%
Anika Therapeutics, Inc. (b)	547	20,873
Antares Pharma, Inc. (b)	2,464	11,039
ArthroCare Corp. (b)	390	15,694
Cardiovascular Systems, Inc. (b)	113	3,875
Cooper Cos., Inc.	100	12,384
Cynosure, Inc., Class A (b)	347	9,258
Endologix, Inc. (b)	550	9,592
Greatbatch, Inc. (b)	1,100	48,664
Haemonetics Corp. (b)	235	9,901
Merit Medical Systems, Inc. (b)	2,900	45,646

	Shares	Value
Spectranetics Corp. (b)	177	$4,425
Staar Surgical Co. (b)	216	3,497
SurModics, Inc. (b)	103	2,512
TearLab Corp. (b)	191	1,784
Tornier NV (b)	230	4,322
Trinity Biotech PLC ADR	132	3,318
Unilife Corp. (b)	420	1,848
West Pharmaceutical Services, Inc.	1,790	87,817

		296,449

Health Care Providers & Services—4.5%
Acadia Healthcare Co., Inc. (b)	303	14,341
AMN Healthcare Services, Inc. (b)	218	3,205
BioTelemetry, Inc. (b)	560	4,446
Capital Senior Living Corp. (b)	183	4,390
Centene Corp. (b)	226	13,323
Corvel Corp. (b)	100	4,670
ExamWorks Group, Inc. (b)	330	9,857
Five Star Quality Care, Inc. (b)	451	2,476
Hanger, Inc. (b)	316	12,432
Health Net, Inc. (b)	155	4,599
HealthSouth Corp.	100	3,332
Magellan Health Services, Inc. (b)	785	47,029
MWI Veterinary Supply, Inc. (b)	147	25,077
National Healthcare Corp.	630	33,963
Owens & Minor, Inc.	430	15,721
Providence Service Corp. (b)	120	3,086
Team Health Holdings, Inc. (b)	411	18,721
Triple-S Management Corp., Class B (b)	400	7,776
VCA Antech, Inc. (b)	1,500	47,040

		275,484

Health Care Technology—0.1%
HealthStream, Inc. (b)	84	2,753
Omnicell, Inc. (b)	132	3,370

		6,123

Hotels, Restaurants & Leisure—6.1%
AFC Enterprises, Inc. (b)	67	2,579
Bally Technologies, Inc. (b)	151	11,846
Biglari Holdings, Inc. (b)	65	32,932
CEC Entertainment, Inc.	720	31,882
Cedar Fair L.P.	1,120	55,530
Cheesecake Factory, Inc.	450	21,721
DineEquity, Inc.	700	58,485
Jack in the Box, Inc. (b)	800	40,016
Marriott Vacations Worldwide Corp. (b)	879	46,376
Pinnacle Entertainment, Inc. (b)	419	10,890
Six Flags Entertainment Corp.	340	12,519
Sonic Corp. (b)	545	11,003
Texas Roadhouse, Inc.	155	4,309
Wendy’s Co.	3,910	34,095

		374,183

Household Durables—0.2%
Libbey, Inc. (b)	82	1,722
M/I Homes, Inc. (b)	118	3,003
Ryland Group, Inc.	224	9,724

		14,449

Insurance—4.3%
American National Insurance Co.	100	11,454
Argo Group International Holdings Ltd.	600	27,894
eHealth, Inc. (b)	99	4,603
Greenlight Capital Re Ltd., Class A (b)	1,600	53,936
HCI Group, Inc.	96	5,136
Hilltop Holdings, Inc. (b)	571	13,207
ProAssurance Corp.	80	3,878
Protective Life Corp.	1,100	55,726
StanCorp Financial Group, Inc.	600	39,750
Stewart Information Services Corp.	363	11,714

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	69

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Symetra Financial Corp.	2,000	$37,920

		265,218

Internet Software & Services—2.7%
Autobytel, Inc. (b)	200	3,026
Bitauto Holdings Ltd. ADR (b)	833	26,623
Blucora, Inc. (b)	2,738	79,840
Brightcove, Inc. (b)	260	3,676
eGain Corp. (b)	220	2,253
Global Eagle Entertainment, Inc. (b)	949	14,112
Internap Network Services Corp. (b)	1,277	9,603
IntraLinks Holdings, Inc. (b)	280	3,391
Points International Ltd. (b)	103	2,617
SPS Commerce, Inc. (b)	42	2,742
support.com, Inc. (b)	367	1,391
Web.com Group, Inc. (b)	426	13,542
Zix Corp. (b)	596	2,718

		165,534

IT Services—3.7%
CoreLogic, Inc. (b)	1,700	60,401
DST Systems, Inc.	600	54,444
EPAM Systems, Inc. (b)	288	10,063
Euronet Worldwide, Inc. (b)	400	19,140
Forrester Research, Inc.	625	23,912
iGATE Corp. (b)	366	14,699
MAXIMUS, Inc.	272	11,965
Syntel, Inc.	200	18,190
Virtusa Corp. (b)	126	4,799
WEX, Inc. (b)	94	9,309

		226,922

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	197	11,225
Nautilus, Inc. (b)	297	2,504

		13,729

Life Sciences Tools & Services—2.3%
Affymetrix, Inc. (b)	1,500	12,855
Albany Molecular Research, Inc. (b)	749	7,550
Cambrex Corp. (b)	186	3,316
ICON PLC (b)	593	23,963
PAREXEL International Corp. (b)	199	8,991
Techne Corp.	340	32,188
WuXi PharmaTech Cayman, Inc. ADR (b)	1,400	53,732

		142,595

Machinery—3.5%
Alamo Group, Inc.	600	36,414
Albany International Corp., Class A	300	10,779
Hyster-Yale Materials Handling, Inc.	400	37,264
ITT Corp.	800	34,736
Manitex International, Inc. (b)	186	2,954
Manitowoc Co., Inc.	445	10,377
Middleby Corp. (b)	52	12,478
Oshkosh Corp.	900	45,342
Trimas Corp. (b)	314	12,526
Wabash National Corp. (b)	826	10,201

		213,071

Marine—0.0%
Baltic Trading Ltd.	400	2,576

Media—2.0%
Carmike Cinemas, Inc. (b)	149	4,148
Cumulus Media, Inc., Class A (b)	4,215	32,582
Entravision Communications Corp., Class A	448	2,728
Gray Television, Inc. (b)	2,100	31,248
Imax Corp. (b)	340	10,023
John Wiley & Sons, Inc., Class A	100	5,520
Lions Gate Entertainment Corp.	318	10,068
MDC Partners, Inc., Class A	582	14,847
Morningstar, Inc.	40	3,124
ReachLocal, Inc. (b)	156	1,983

	Shares	Value
Regal Entertainment Group, Class A	500	$9,725

		125,996

Metals & Mining—1.0%
Allied Nevada Gold Corp. (b)	1,175	4,171
Great Northern Iron Ore Properties	85	5,789
Hi-Crush Partners L.P.	150	5,697
Kaiser Aluminum Corp.	117	8,218
SunCoke Energy Partners L.P.	600	16,260
U.S. Silica Holdings, Inc.	366	12,484
Worthington Industries, Inc.	266	11,193

		63,812

Multi-Utilities—0.6%
Avista Corp.	755	21,284
NorthWestern Corp.	410	17,761

		39,045

Oil, Gas & Consumable Fuels—5.0%
Alliance Holdings GP L.P.	120	6,992
Bonanza Creek Energy, Inc. (b)	266	11,563
Carrizo Oil & Gas, Inc. (b)	261	11,685
Crestwood Midstream Partners L.P.	300	7,467
Crosstex Energy L.P.	100	2,760
Diamondback Energy, Inc. (b)	303	16,017
Dorchester Minerals L.P.	880	22,862
ECA Marcellus Trust I UNIT	500	3,835
Emerald Oil, Inc. (b)	330	2,528
Gastar Exploration Ltd. (b)	590	4,083
Holly Energy Partners L.P.	100	3,233
Lehigh Gas Partners L.P.	260	7,436
LinnCo LLC	120	3,697
LRR Energy L.P.	2,400	40,872
Matador Resources Co. (b)	524	9,767
Memorial Production Partners L.P.	200	4,388
Mid-Con Energy Partners L.P.	165	3,770
NGL Energy Partners L.P.	215	7,418
Niska Gas Storage Partners LLC	270	3,985
NuStar Energy L.P.	100	5,099
Oasis Petroleum, Inc. (b)	246	11,555
Oiltanking Partners L.P.	395	24,518
Penn Virginia Corp. (b)	384	3,621
Permian Basin Royalty Trust	1,490	19,161
QR Energy L.P.	380	6,506
Rex Energy Corp. (b)	534	10,525
San Juan Basin Royalty Trust	100	1,674
Sanchez Energy Corp. (b)	314	7,696
SandRidge Permian Trust	810	9,598
Scorpio Tankers, Inc.	986	11,625
StealthGas, Inc. (b)	246	2,507
Susser Petroleum Partners L.P.	110	3,650
Synergy Resources Corp. (b)	292	2,704
Vanguard Natural Resources LLC	365	10,775

		305,572

Paper & Forest Products—1.0%
Boise Cascade Co. (b)	300	8,844
Clearwater Paper Corp. (b)	115	6,037
KapStone Paper and Packaging Corp. (b)	751	41,951
Neenah Paper, Inc. (a)	67	2,866

		59,698

Pharmaceuticals—2.5%
AcelRx Pharmaceuticals, Inc. (b)	124	1,402
Akorn, Inc. (b)	900	22,167
AVANIR Pharmaceuticals, Inc., Class A (b)	354	1,189
Depomed, Inc. (b)	3,840	40,627
Endocyte, Inc. (b)	95	1,016
Horizon Pharma, Inc. (b)	529	4,031
Lannett Co., Inc. (b)	110	3,641
Medicines Co. (b)	325	12,552
Nektar Therapeutics (b)	786	8,921
Pacira Pharmaceuticals, Inc. (b)	199	11,441

	Shares	Value
Prestige Brands Holdings, Inc. (b)	200	$7,160
Questcor Pharmaceuticals, Inc.	431	23,468
Repros Therapeutics, Inc. (b)	60	1,098
Salix Pharmaceuticals Ltd. (b)	151	13,581
Supernus Pharmaceuticals, Inc. (b)	595	4,486

		156,780

Professional Services—3.7%
Barrett Business Services, Inc.	665	61,672
GP Strategies Corp. (b)	97	2,890
Huron Consulting Group, Inc. (b)	1,194	74,888
Korn/Ferry International (b)	2,300	60,076
On Assignment, Inc. (b)	319	11,139
WageWorks, Inc. (b)	277	16,465

		227,130

Real Estate Investment Trust—1.3%
Ashford Hospitality Prime, Inc.	540	9,828
Ashford Hospitality Trust, Inc.	3,700	30,636
Pennsylvania Real Estate Investment Trust	900	17,082
Sabra Health Care REIT, Inc.	900	23,526

		81,072

Road & Rail—1.6%
AMERCO (b)	100	23,784
Arkansas Best Corp.	509	17,143
Celadon Group, Inc.	109	2,123
Genesee & Wyoming, Inc., Class A (b)	109	10,470
Roadrunner Transportation Systems, Inc. (b)	530	14,284
Ryder System, Inc.	167	12,321
Saia, Inc. (b)	148	4,743
Swift Transportation Co. (b)	582	12,926

		97,794

Semiconductors & Semiconductor Equipment—2.0%
Advanced Energy Industries, Inc. (b)	1,324	30,267
Ambarella, Inc. (b)	127	4,309
Exar Corp. (b)	224	2,641
FormFactor, Inc. (b)	380	2,288
Kulicke & Soffa Industries, Inc. (b)	728	9,682
Magnachip Semiconductor Corp. (b)	414	8,073
PDF Solutions, Inc. (b)	228	5,841
Power Integrations, Inc.	156	8,708
SunEdison, Inc. (b)	944	12,319
Synaptics, Inc. (b)	230	11,916
Trina Solar Ltd. ADR (b)	2,100	28,707

		124,751

Software—3.9%
ACI Worldwide, Inc. (b)	173	11,245
Actuate Corp. (b)	321	2,475
Aspen Technology, Inc. (b)	777	32,478
Blackbaud, Inc.	110	4,141
Cadence Design Systems, Inc. (b)	639	8,959
Callidus Software, Inc. (b)	230	3,158
CommVault Systems, Inc. (b)	93	6,964
Comverse, Inc. (b)	475	18,430
Evolving Systems, Inc.	335	3,263
Guidewire Software, Inc. (b)	241	11,826
Manhattan Associates, Inc. (b)	200	23,496
Mentor Graphics Corp. (a)	1,605	38,632
Pegasystems, Inc.	300	14,754
PROS Holdings, Inc. (b)	97	3,870
PTC, Inc. (b)	340	12,033
Seachange International, Inc. (b)	1,269	15,431
Synchronoss Technologies, Inc. (b)	382	11,869
Ultimate Software Group, Inc. (b)	88	13,483
Vringo, Inc. (b)	1,605	4,751

		241,258

70	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Specialty Retail—3.1%
Christopher & Banks Corp. (b)	226	$1,930
Conn’s, Inc. (b)	172	13,552
Genesco, Inc. (b)	130	9,498
GNC Holdings, Inc., Class A	214	12,508
Haverty Furniture Cos., Inc.	1,800	56,340
Kirkland’s, Inc. (b)	102	2,414
Lithia Motors, Inc., Class A	125	8,678
Lumber Liquidators Holdings, Inc. (b)	400	41,156
Penske Automotive Group, Inc.	700	33,012
Restoration Hardware Holdings, Inc. (b)	200	13,460

		192,548

Textiles, Apparel & Luxury Goods—1.4%
Deckers Outdoor Corp. (b)	135	11,402
Movado Group, Inc.	214	9,418
Skechers U.S.A., Inc., Class A (b)	1,883	62,384

		83,204

Thrifts & Mortgage Finance—3.2%
BofI Holding, Inc. (b)	51	4,000
Capitol Federal Financial, Inc.	2,180	26,400
Charter Financial Corp.	660	7,108
Dime Community Bancshares, Inc.	1,050	17,766
EverBank Financial Corp.	703	12,893
Home Loan Servicing Solutions Ltd. (a)	1,800	41,346
Kearny Financial Corp. (b)	1,045	12,153
Meta Financial Group, Inc.	105	4,235
Northfield Bancorp, Inc.	2,005	26,466
Northwest Bancshares, Inc.	1,485	21,948
Ocwen Financial Corp. (b)	209	11,589
Rockville Financial, Inc.	500	7,105
Tree.com, Inc. (b)	100	3,284
TrustCo Bank Corp.	540	3,877

		200,170

Tobacco—0.3%
Vector Group Ltd.	1,170	19,153

Trading Companies & Distributors—0.7%
Aceto Corp.	205	5,127
Air Lease Corp.	351	10,909
Aircastle Ltd.	650	12,454
H&E Equipment Services, Inc. (b)	430	12,741

		41,231

Transportation Infrastructure—0.2%
Macquarie Infrastructure Co. LLC	204	11,104

Total Common Stock (cost—$5,128,143)		6,004,545

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $158,000; collateralized by U.S. Treasury Notes, 0.75%, due 2/28/18, valued at $165,963 including accrued interest
(cost—$158,000)	$158	$158,000

Total Investments (cost—$5,286,143)—100.1%		6,162,545

Liabilities in excess of other assets—(0.1)%		(3,167)

Net Assets—100.0%		$6,159,378

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

AllianzGI Technology Fund

	Shares	Value
Common Stock—92.3%
Automobiles—3.0%
Tesla Motors, Inc. (b)(d)	253,950	$38,189,001

Chemicals—0.0%
Monsanto Co.	100	11,655
Wacker Chemie AG	100	11,086

		22,741

Communications Equipment—7.5%
Alcatel-Lucent ADR	9,736,075	42,838,730
Aruba Networks, Inc. (d)	1,071,535	19,180,477
Cisco Systems, Inc. (b)	637,300	14,307,385
F5 Networks, Inc. (d)	1,275	115,847
JDS Uniphase Corp. (d)	100	1,298
Motorola Solutions, Inc.	100	6,750
Palo Alto Networks, Inc. (d)	83,935	4,823,744
QUALCOMM, Inc.	183,745	13,643,066

		94,917,297

Computers & Peripherals—15.2%
Apple, Inc.	119,590	67,103,145
Asustek Computer, Inc.	368,000	3,314,231
Catcher Technology Co., Ltd.	1,000	6,512
Fusion-io, Inc. (d)	38,770	345,441
Lenovo Group Ltd.	16,938,000	20,647,790
NEC Corp.	16,000	36,115
NetApp, Inc.	100	4,114
SanDisk Corp. (b)	462,880	32,651,555
Seagate Technology PLC	454,690	25,535,390
Western Digital Corp.	513,530	43,085,167

		192,729,460

Construction & Engineering—0.7%
Quanta Services, Inc. (d)	270,590	8,539,820

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	4,914

Electrical Equipment—0.0%
SolarCity Corp. (d)	100	5,682

Electronic Equipment, Instruments & Components—1.8%
E Ink Holdings, Inc. (d)	1,000	550
Hirose Electric Co., Ltd.	55,100	7,854,574
IPG Photonics Corp. (d)	100	7,761
Keyence Corp.	17,400	7,450,419
LG Display Co., Ltd. (d)	1,000	24,148
Omron Corp.	158,800	7,017,890
Samsung Electro-Mechanics Co., Ltd.	170	11,783
TPK Holding Co., Ltd.	100	592

		22,367,717

Health Care Technology—0.1%
Veeva Systems, Inc., Class A (d)	54,071	1,735,679

Household Durables—0.6%
Harman International Industries, Inc.	99,310	8,128,523

Internet & Catalog Retail—11.2%
Amazon.com, Inc. (b)(d)	108,690	43,344,485
Ctrip.com International Ltd. ADR (d)	109,460	5,431,405
Netflix, Inc. (d)	70,015	25,777,423
priceline.com, Inc. (b)(d)	31,250	36,325,000
Qunar Cayman Islands Ltd. ADR (d)	534	14,167
Rakuten, Inc.	778,000	11,610,421

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	71

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
TripAdvisor, Inc. (d)	172,740	$14,308,054
Vipshop Holdings Ltd. ADR (d)	34,935	2,923,361
zulily, Inc., Class A (d)	51,670	2,140,688

		141,875,004

Internet Software & Services—19.6%
58.com, Inc. ADR (d)	36,600	1,403,244
Akamai Technologies, Inc. (d)	100	4,718
Autohome, Inc. ADR (d)	5,528	202,269
Cornerstone OnDemand, Inc. (d)	18,450	984,123
eBay, Inc. (b)(d)	100	5,489
Facebook, Inc., Class A (d)	306,200	16,736,892
Google, Inc., Class A (b)(d)	71,720	80,377,321
LinkedIn Corp., Class A (d)	9,270	2,010,014
Mail.ru Group Ltd. GDR	100	4,460
NetEase, Inc. ADR	285,250	22,420,650
NHN Corp.	550	379,020
Pandora Media, Inc. (d)	132,400	3,521,840
Phoenix New Media Ltd. ADR (d)	100	963
Rackspace Hosting, Inc. (d)	100	3,913
Renren, Inc. ADR (d)	3,417	10,422
SINA Corp. (d)	214,605	18,080,471
SouFun Holdings Ltd. ADR	389,610	32,107,760
Tencent Holdings Ltd.	332,600	21,269,689
Trulia, Inc. (d)	100	3,527
Yahoo!, Inc. (d)	402,320	16,269,821
Yandex NV, Class A (d)	184,005	7,939,816
Yelp, Inc. (d)	344,085	23,724,661

		247,461,083

IT Services—6.3%
Cognizant Technology Solutions Corp., Class A (d)	42,400	4,281,552
Computer Sciences Corp.	72,500	4,051,300
Fiserv, Inc. (d)	118,950	7,023,998
Mastercard, Inc., Class A	38,240	31,947,990
Tata Consultancy Services Ltd.	1,000	35,182
Visa, Inc., Class A (b)	120,105	26,744,981
Western Union Co.	322,000	5,554,500

		79,639,503

Media—0.2%
Comcast Corp., Class A	100	5,197
DreamWorks Animation SKG, Inc., Class A (d)	66,500	2,360,750

		2,365,947

Professional Services—0.4%
51job, Inc. ADR (d)	37,510	2,922,029
Verisk Analytics, Inc., Class A (d)	31,705	2,083,653

		5,005,682

Real Estate Investment Trust—0.0%
American Tower Corp.	290	23,148

Semiconductors & Semiconductor Equipment—14.6%
Advanced Micro Devices, Inc. (d)	100	387
Aixtron SE N.A. (c)(d)	1,000	14,507
Analog Devices, Inc. (b)	26,400	1,344,552
Applied Materials, Inc.	700,400	12,390,076
Atmel Corp. (d)	100	783
Avago Technologies Ltd.	312,700	16,538,703
Epistar Corp.	4,000	7,717
Freescale Semiconductor Ltd. (d)	100	1,605
Intel Corp.	881,440	22,882,182
Lam Research Corp. (d)	364,030	19,821,433
Marvell Technology Group Ltd.	17,815	256,180

	Shares	Value
MediaTek, Inc.	1,565,000	$23,326,137
Microchip Technology, Inc.	100	4,475
Micron Technology, Inc. (b)(d)	1,332,710	28,999,770
NXP Semiconductor NV (d)	128,900	5,920,377
Samsung Electronics Co., Ltd.	100	130,305
SK Hynix, Inc. (d)	127,000	4,442,150
Skyworks Solutions, Inc. (d)	100	2,856
SMA Solar Technology AG	700	22,178
SunPower Corp. (d)	585,500	17,453,755
Taiwan Semiconductor Manufacturing Co., Ltd.	1,460,000	5,155,197
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	605,680	10,563,059
Texas Instruments, Inc.	304,485	13,369,936
TriQuint Semiconductor, Inc. (d)	199,820	1,666,499
Veeco Instruments, Inc. (d)	100	3,291
Xilinx, Inc.	100	4,592

		184,322,702

Software—11.1%
Adobe Systems, Inc. (d)	230,740	13,816,711
Aspen Technology, Inc. (d)	558,410	23,341,538
Fortinet, Inc. (d)	100	1,913
Gigamon, Inc. (d)	100	2,808
Microsoft Corp. (b)	217,810	8,152,628
NetSuite, Inc. (d)	100	10,302
Oracle Corp. (b)	100	3,826
Salesforce.com, Inc. (d)	818,280	45,160,873
ServiceNow, Inc. (d)	629,763	35,273,026
Symantec Corp.	100	2,358
TIBCO Software, Inc. (d)	100	2,248
Workday, Inc., Class A (d)	170,260	14,158,822

		139,927,053

Specialty Retail—0.0%
Best Buy Co., Inc.	5,055	201,593

Total Common Stock (cost—$778,919,749)		1,167,462,549

Exchange-Traded Funds—1.8%
iShares FTSE A50 China Index	1,000	1,205
iShares MSCI Emerging Markets Index	100	4,177
WisdomTree Japan Hedged Equity	445,150	22,631,426

Total Exchange-Traded Funds (cost—$21,730,816)		22,636,808

	Principal Amount (000s)
Repurchase Agreements—4.1%

State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $51,695,000; collateralized by Freddie Mac, 2.00%, due 7/30/19, valued at $42,390,563 including accrued interest and U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $10,339,011 including accrued interest

(cost—$51,695,000)	$51,695	51,695,000

	Contracts	Value
Options Purchased (d)(e)—3.0%
Call Options—2.9%
Amazon.com, Inc., strike price $320.00, expires 1/17/15	658	$6,540,520
Facebook, Inc., strike price $40.00, expires 1/17/15	10,720	19,028,000
strike price $45.00, expires 1/17/15	2,400	3,474,000
Intuit, Inc., strike price $67.50, expires 1/17/15	1,600	1,872,000
Microsoft Corp., strike price $37.00, expires 1/17/15	9,750	3,315,000
strike price $40.00, expires 1/17/15	9,750	2,120,625

		36,350,145

Put Options—0.1%
CurrencyShares Japanese Yen Trust, strike price $93.00, expires 3/22/14	1,100	214,500
strike price $96.00, expires 3/22/14	3,200	1,280,000

		1,494,500

Total Options Purchased (cost—$14,182,424)		37,844,645

Total Investments, before options written and securities sold short (cost—$866,527,989)—101.2%		1,279,639,002

Options Written (d)(e)—(0.5)%
Call Options—(0.1)%
CurrencyShares Japanese Yen Trust, strike price $100.00, expires 3/22/14	1,600	(32,000)
strike price $101.00, expires 3/22/14	1,600	(24,000)
Facebook, Inc., strike price $60.00, expires 1/18/14	1,150	(43,125)
NetEase, Inc., strike price $79.00, expires 1/18/14	400	(82,000)
Tesla Motors, Inc., strike price $170.00, expires 1/18/14	2,589	(260,195)
strike price $190.00, expires 1/18/14	1,400	(21,700)
strike price $205.00, expires 1/18/14	1,200	(9,000)
strike price $190.00, expires 3/22/14	600	(267,000)
TripAdvisor, Inc., strike price $87.50, expires 3/22/14	1,132	(526,380)
Trulia, Inc., strike price $50.00, expires 3/22/14	1,000	(70,000)

		(1,335,400)

Put Options—(0.4)%
Amazon.com, Inc., strike price $280.00, expires 1/17/15	658	(713,930)

72	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Contracts	Value
Facebook, Inc., strike price $30.00, expires 1/17/15	8,000	$(732,000)
strike price $32.00, expires 1/17/15	2,720	(330,480)
Intuit, Inc., strike price $55.00, expires 1/17/15	1,600	(168,000)
Microsoft Corp., strike price $27.00, expires 1/18/14	10,800	(5,400)
strike price $30.00, expires 1/17/15	19,500	(2,388,750)
SINA Corp., strike price $40.00, expires 1/18/14	1,560	(5,460)
strike price $45.00, expires 1/18/14	840	(5,880)

		(4,349,900)

Total Options Written (premiums received—$28,456,722)		(5,685,300)

	Shares
Securities Sold Short—(6.1)%
Common Stock—(5.7)%
Communications Equipment—(0.0)%
Nokia Oyj ADR (d)	9,770	(79,235)

Computers & Peripherals—(0.0)%
EMC Corp.	100	(2,515)

Electrical Equipment—(0.0)%
Nidec Corp.	1,000	(98,515)

Internet Software & Services—(1.0)%
Twitter, Inc. (d)	59,055	(3,758,851)
Youku Tudou Inc. ADR (d)	309,065	(9,364,669)

		(13,123,520)

IT Services—(1.2)%
International Business Machines Corp.	78,530	(14,729,872)

Media—(1.0)%
Sirius XM Holdings, Inc. (d)	3,468,015	(12,103,373)

Semiconductors & Semiconductor Equipment—(1.0)%
Altera Corp.	900	(29,277)
Cree, Inc. (d)	195,575	(12,237,128)
Cypress Semiconductor Corp.	3,430	(36,015)
ON Semiconductor Corp. (d)	6,765	(55,743)

		(12,358,163)

Software—(1.5)%
Citrix Systems, Inc. (d)	22,192	(1,403,644)
Concur Technologies, Inc. (d)	115,185	(11,884,788)
VMware, Inc., Class A (d)	67,500	(6,055,425)

		(19,343,857)

Total Common Stock (proceeds received—$66,082,576)		(71,839,050)

	Shares	Value
Exchange-Traded Fund—(0.4)%
CurrencyShares Japanese Yen Trust (proceeds received—$5,555,777)	58,300	$(5,407,908)

Total Securities Sold Short (proceeds received—$71,638,353)		(77,246,958)

Total Investments, net of options written and securities sold short (cost—$766,432,914) (a)—94.6%		1,196,706,744

Other assets less other liabilities—5.4%		67,690,530

Net Assets—100.0%		$1,264,397,274

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with an aggregate value of $112,669,678, representing 8.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

AllianzGI U.S. Managed Volatility Fund

	Shares	Value
Common Stock—89.4%
Beverages—3.4%
PepsiCo, Inc.	28,500	$2,363,790

Chemicals—1.2%
Kronos Worldwide, Inc.	11,900	226,695
Sigma-Aldrich Corp.	6,700	629,867

		856,562

Commercial Banks—3.5%
BankUnited, Inc.	22,000	724,240
BOK Financial Corp.	22,200	1,472,304
Regions Financial Corp.	22,200	219,558

		2,416,102

Commercial Services & Supplies—2.0%
Covanta Holding Corp.	37,600	667,400
Waste Connections, Inc.	17,000	741,710

		1,409,110

Computers & Peripherals—6.5%
Apple, Inc.	4,000	2,244,440
EMC Corp.	38,200	960,730
Hewlett-Packard Co.	6,700	187,466
NetApp, Inc.	26,700	1,098,438

		4,491,074

Diversified Financial Services—0.3%
CME Group, Inc.	2,200	172,612

Diversified Telecommunication Services—0.9%
AT&T, Inc.	6,300	221,508
Verizon Communications, Inc.	7,600	373,464

		594,972

Electric Utilities—6.5%
Duke Energy Corp.	7,699	531,308
Exelon Corp.	16,400	449,196
PPL Corp.	62,500	1,880,625
Southern Co.	39,400	1,619,734

		4,480,863

Food & Staples Retailing—3.0%
Wal-Mart Stores, Inc.	26,500	2,085,285

Food Products—3.1%
Bunge Ltd.	2,300	188,853
General Mills, Inc.	19,400	968,254
Kellogg Co.	12,500	763,375
McCormick & Co., Inc.	3,400	234,328

		2,154,810

Health Care Equipment & Supplies—2.0%
Abbott Laboratories	5,700	218,481
IDEXX Laboratories, Inc. (a)	3,200	340,384
Intuitive Surgical, Inc. (a)	1,400	537,712
Sirona Dental Systems, Inc. (a)	4,000	280,800

		1,377,377

Health Care Providers & Services—11.4%
Cardinal Health, Inc.	4,900	327,369
Cigna Corp.	5,200	454,896
Express Scripts Holding Co. (a)	8,600	604,064
Henry Schein, Inc. (a)	6,100	696,986
Humana, Inc.	14,100	1,455,402
Laboratory Corp. of America Holdings (a)	9,200	840,604
MEDNAX, Inc. (a)	20,200	1,078,276
Patterson Cos., Inc.	15,100	622,120
Quest Diagnostics, Inc.	29,800	1,595,492
VCA Antech, Inc. (a)	6,100	191,296

		7,866,505

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	7,400	718,022

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	73

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Household Products—3.3%
Clorox Co.	11,500	$1,066,740
Kimberly-Clark Corp.	1,900	198,474
Procter & Gamble Co.	12,300	1,001,343

		2,266,557

Insurance—11.4%
Alleghany Corp. (a)	500	199,980
Allstate Corp.	12,100	659,934
American National Insurance Co.	2,000	229,080
Arch Capital Group Ltd. (a)	18,200	1,086,358
Erie Indemnity Co., Class A	2,800	204,736
Everest Re Group Ltd.	1,800	280,566
Markel Corp. (a)	700	406,245
PartnerRe Ltd.	8,000	843,440
RenaissanceRe Holdings Ltd.	15,600	1,518,504
Validus Holdings Ltd.	18,200	733,278
White Mountains Insurance Group Ltd.	2,800	1,688,624

		7,850,745

IT Services—5.0%
Alliance Data Systems Corp. (a)	1,400	368,102
Amdocs Ltd.	46,800	1,930,032
International Business Machines Corp.	2,300	431,411
Vantiv, Inc., Class A (a)	8,700	283,707
Visa, Inc., Class A	1,800	400,824

		3,414,076

Life Sciences Tools & Services—0.5%
Techne Corp.	3,700	350,279

Machinery—1.6%
Deere & Co.	11,900	1,086,827

Media—4.0%
John Wiley & Sons, Inc., Class A	5,700	314,640
Morningstar, Inc.	22,800	1,780,452
Thomson Reuters Corp.	17,200	650,504

		2,745,596

Metals & Mining—0.7%
Newmont Mining Corp.	13,000	299,390
Royal Gold, Inc.	4,700	216,529

		515,919

Multi-line Retail—3.6%
Dollar General Corp. (a)	4,300	259,376
Family Dollar Stores, Inc.	9,000	584,730
Kohl’s Corp.	11,900	675,325
Target Corp.	14,600	923,742

		2,443,173

Multi-Utilities—2.5%
Consolidated Edison, Inc.	25,700	1,420,696
PG&E Corp.	6,600	265,848

		1,686,544

Oil, Gas & Consumable Fuels—0.8%
Ultra Petroleum Corp. (a)	8,800	190,520
World Fuel Services Corp.	8,600	371,176

		561,696

Pharmaceuticals—2.4%
Endo Health Solutions, Inc. (a)	6,900	465,474
Johnson & Johnson	7,400	677,766
Merck & Co., Inc.	9,800	490,490

		1,633,730

Professional Services—0.4%
Verisk Analytics, Inc., Class A (a)	3,700	243,164

Real Estate Investment Trust—0.8%
Hatteras Financial Corp.	31,800	519,612

	Shares	Value
Software—0.3%
Compuware Corp.	16,300	$182,723

Specialty Retail—3.5%
Ascena Retail Group, Inc. (a)	9,000	190,440
AutoZone, Inc. (a)	1,600	764,704
DSW, Inc., Class A	20,700	884,511
Home Depot, Inc.	4,700	386,998
O’Reilly Automotive, Inc. (a)	1,500	193,065

		2,419,718

Thrifts & Mortgage Finance—3.8%
Capitol Federal Financial, Inc.	158,500	1,919,435
TFS Financial Corp. (a)	57,400	695,401

		2,614,836

Total Common Stock (cost—$57,968,715)		61,522,279

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $1,008,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/19, valued at $1,032,831 including accrued interest
(cost—$1,008,000)	$1,008	1,008,000

Total Investments (cost—$58,976,715)—90.9%		62,530,279

Other assets less liabilities—9.1%		6,229,685

Net Assets—100.0%		$68,759,964

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Wellness Fund

	Shares	Value
Common Stock—99.1%
Biotechnology—26.9%
Actelion Ltd. (d)	43,045	$3,651,110
Alexion Pharmaceuticals, Inc. (d)	32,605	4,338,421
Amgen, Inc.	13,225	1,509,766
Biogen Idec, Inc. (d)	8,865	2,479,984
Celgene Corp. (d)	11,055	1,867,853
FivePrime Therapeutics, Inc. (d)	14,773	248,039
Gilead Sciences, Inc. (d)	162,260	12,193,839
Incyte Corp. Ltd. (d)	34,255	1,734,331
Isis Pharmaceuticals, Inc. (d)	51,560	2,054,150
Medivation, Inc. (d)	35,525	2,267,205
Pharmacyclics, Inc. (d)	14,045	1,485,680
Protalix BioTherapeutics, Inc. (c)(d)	284,100	1,105,149
Regeneron Pharmaceuticals, Inc. (d)	7,910	2,177,148
Vertex Pharmaceuticals, Inc. (d)	33,360	2,478,648

		39,591,323

Commercial Services & Supplies—1.2%
Stericycle, Inc. (d)	14,925	1,733,837

Food & Staples Retailing—2.0%
Walgreen Co.	51,435	2,954,427

Health Care Equipment & Supplies—11.4%
Boston Scientific Corp. (d)	124,135	1,492,103
Cooper Cos., Inc.	22,330	2,765,347
Covidien PLC	22,780	1,551,318
Globus Medical, Inc., Class A (d)	148,835	3,003,490
Medtronic, Inc.	82,775	4,750,457
Volcano Corp. (d)	44,675	976,149
Zimmer Holdings, Inc.	23,350	2,175,987

		16,714,851

Health Care Providers & Services—15.5%
Acadia Healthcare Co., Inc. (d)	45,260	2,142,156
Cardinal Health, Inc.	33,545	2,241,141
Envision Healthcare Holdings, Inc. (d)	84,310	2,994,691
HCA Holdings, Inc. (d)	75,165	3,586,122
Humana, Inc.	28,865	2,979,445
McKesson Corp.	8,360	1,349,304
Team Health Holdings, Inc. (d)	45,520	2,073,436
UnitedHealth Group, Inc.	33,885	2,551,541
Universal Health Services, Inc., Class B	35,010	2,844,913

		22,762,749

Health Care Technology—3.4%
Allscripts Healthcare Solutions, Inc. (d)	170,765	2,640,027
Cerner Corp. (d)	42,345	2,360,310

		5,000,337

Life Sciences Tools & Services—9.3%
Agilent Technologies, Inc.	97,325	5,566,017
Illumina, Inc. (d)	19,305	2,135,519
PerkinElmer, Inc.	72,610	2,993,711
Quintiles Transnational Holdings, Inc. (d)	64,045	2,967,845

		13,663,092

Pharmaceuticals—27.5%
AbbVie, Inc.	95,635	5,050,484
Bayer AG	29,795	4,183,530
Bristol-Myers Squibb Co.	20,430	1,085,855
Eli Lilly & Co.	37,415	1,908,165
Forest Laboratories, Inc. (d)	61,445	3,688,543

74	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value
Jazz Pharmaceuticals PLC (d)	12,590	$1,593,390
Johnson & Johnson	79,555	7,286,443
Merck KGaA	12,195	2,188,122
Mylan, Inc. (d)	60,115	2,608,991
Roche Holdings AG	13,040	3,652,845
Shire PLC	81,145	3,824,136
UCB S.A.	44,039	3,280,979

		40,351,483

Professional Services—1.9%
Towers Watson & Co., Class A	21,585	2,754,462

Total Common Stock (cost—$120,159,217)		145,526,561

	Units
Warrants—0.3%
Biotechnology—0.0%
PolyMedix, Inc., (b)(d)	435,000	—(e	)

Pharmaceuticals—0.3%
Sunesis Pharmaceuticals, Inc., (b)(d)	180,767	448,302

Total Warrants (cost—$225,864)		448,302

Total Investments (cost—$120,385,081) (a)—99.4%		145,974,863

Other assets less liabilities—0.6%		935,888

Net Assets—100.0%		$146,910,751

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $20,780,722, representing 14.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $448,302, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Value less than $1.

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	75

Statements of Assets and Liabilities

December 31, 2013 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap
Assets:
Investments, at value	$131,354,079	$564,106,625	$48,354,061	$151,139,269
Investments in Affiliates, at value	—	—	—	13,185,460
Cash	213	632	49	435
Foreign currency, at value	664,812	—	—	66,664
Receivable for investments sold	888,208	9,973,776	190,896	—
Dividends and interest receivable (net of foreign taxes)	27,275	517,530	22,867	16,976
Receivable for Fund shares sold	273,271	133,465	772,625	503,334
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	23,287	103,028	6,921	28,454
Tax reclaims receivable	13,496	—	8,031	17,544
Dividends receivable from Affiliates	—	—	—	2,892
Total Assets	133,244,641	574,835,056	49,355,450	164,961,028
Liabilities:
Payable for investments purchased	1,585,396	9,818,039	334,258	1,644,159
Payable for investments in Affiliates purchased	—	—	—	32,580
Payable for Fund shares redeemed	273,703	920,847	106,091	235,658
Payable to custodian for cash overdraft	—	—	—	—
Investment Advisory fees payable	95,731	201,812	26,628	114,390
Administration fees payable	48,174	175,081	14,792	52,981
Trustees Deferred Compensation Plan payable (see Note 4)	23,287	103,028	6,921	28,454
Distribution fees payable	12,436	134,752	2,610	11,858
Servicing fees payable	13,641	98,648	3,531	20,135
Options written, at value	—	—	—	—
Accrued expenses and other liabilities	344,006	—	—	—
Total Liabilities	2,396,374	11,452,207	494,831	2,140,215
Net Assets	$130,848,267	$563,382,849	$48,860,619	$162,820,813
Net Assets Consist of:
Paid-in-capital	$182,408,209	$378,565,974	$50,092,011	$145,931,649
Undistributed (dividends in excess of) net investment income	212,470	(158,987)	20,377	(574,788)
Accumulated net realized gain (loss)	(68,380,512)	12,513,686	(9,212,180)	(21,522,801)
Net unrealized appreciation	16,608,100	172,462,176	7,960,411	38,986,753
Net Assets	$130,848,267	$563,382,849	$48,860,619	$162,820,813
Cost of Investments	$114,355,689	$391,644,449	$40,393,585	$115,883,382
Cost of Investments in Affiliates	$—	$—	$—	$9,454,805
Cost of Foreign Currency	$668,081	$—	$—	$67,192
Premiums Received for Options Written	$—	$—	$—	$—

76	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$1,818,083,903	$82,809,778	$81,765,067	$346,945,927	$27,019,054	$9,145,259,611
—	1,177,605	—	—	—	25,000,000
—	519	405	65	188	781
—	16,898	—	—	—	—
171,744	478,421	10,047	680,099	—	36,742,301
12,873,413	144,206	62,670	116,606	60,546	14,064,321
7,126,752	125,873	182,166	57,452	34,895	9,659,929
69,965	53,769	73,889	21,749	4,950	1,411,384
—	84,515	—	—	1,426	742,495
—	—	—	—	—	559
1,838,325,777	84,891,584	82,094,244	347,821,898	27,121,059	9,232,881,381

12,371,572	313,433	113,932	1,601,628	—	—
—	—	—	—	—	—
1,525,314	1,074,489	195,736	358,960	49,020	45,152,909
108	—	—	—	—	—
942,172	27,093	25,204	130,374	14,091	3,328,430
551,970	16,055	21,577	108,091	8,612	2,169,860
69,965	53,769	73,889	21,749	4,950	1,411,384
393,830	6,840	3,949	124,156	4,805	617,932
273,138	6,143	6,615	61,936	4,548	583,576
325,298	—	—	—	—	—
—	—	—	—	—	—
16,453,367	1,497,822	440,902	2,406,894	86,026	53,264,091
$1,821,872,410	$83,393,762	$81,653,342	$345,415,004	$27,035,033	$9,179,617,290

$1,754,840,081	$267,127,775	$44,596,876	$275,898,131	$33,293,411	$8,802,298,288
(307,035)	(179,349)	(68,315)	(1,934,414)	(6,686)	(3,275,246)
44,092,121	(189,674,644)	16,641,598	(14,271,295)	(12,726,388)	(1,751,626,564)
23,247,243	6,119,980	20,483,183	85,722,582	6,474,696	2,132,220,812
$1,821,872,410	$83,393,762	$81,653,342	$345,415,004	$27,035,033	$9,179,617,290
$1,794,909,797	$76,861,972	$61,281,884	$261,223,345	$20,544,358	$7,013,047,799
$—	$1,010,539	$—	$—	$—	$25,000,000
$—	$16,891	$—	$—	$—	$—
$398,435	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	77

Statements of Assets and Liabilities (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap
Net Assets:
Class A	$31,253,619	$254,406,199	$10,154,071	$46,059,304
Class B	—	2,817,751	—	1,229,817
Class C	19,544,369	215,799,346	4,286,624	19,220,083
Class D	14,999,949	7,488,981	3,133,819	37,226,005
Class R	—	14,670,501	—	—
Class P	2,086,163	13,659,662	992,149	5,847,200
Institutional Class	62,964,167	49,674,442	30,293,956	53,238,404
Administrative Class	—	4,865,967	—	—
Class R6	—	—	—	—
Shares Issued and Outstanding:
Class A	1,225,991	6,372,235	540,739	1,092,528
Class B	—	92,243	—	31,827
Class C	785,731	7,064,013	239,947	497,574
Class D	578,684	217,313	166,827	883,951
Class R	—	451,436	—	—
Class P	83,080	421,283	52,237	132,585
Institutional Class	2,464,152	1,339,418	1,586,694	1,202,495
Administrative Class	—	137,041	—	—
Class R6	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$25.49	$39.92	$18.78	$42.16
Class B	—	30.55	—	38.64
Class C	24.87	30.55	17.86	38.63
Class D	25.92	34.46	18.78	42.11
Class R	—	32.50	—	—
Class P	25.11	32.42	18.99	44.10
Institutional Class	25.55	37.09	19.09	44.27
Administrative Class	—	35.51	—	—
Class R6	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

78	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$670,066,338	$18,541,321	$22,164,377	$107,440,053	$13,455,656	$1,839,889,511
—	—	695,121	1,160,893	355,286	14,996,107
660,816,629	10,503,888	6,409,874	195,959,397	7,178,577	482,094,250
39,971,420	1,026,471	4,349,015	1,765,282	1,655,938	282,345,885
3,460,876	68,045	33,990	2,739,955	—	268,385,508
297,622,284	613,304	298,328	1,251,311	3,652,427	1,418,591,244
149,934,863	52,630,252	46,708,340	34,128,669	709,442	3,964,109,510
—	10,481	994,297	969,444	27,707	909,195,045
—	—	—	—	—	10,230

52,214,318	1,309,446	3,414,012	28,539,914	939,978	115,689,978
—	—	131,097	337,999	25,220	927,830
53,623,839	743,702	1,217,935	57,243,761	523,999	30,044,866
3,101,797	72,670	653,515	460,922	113,797	17,653,453
268,545	4,863	5,290	729,521	—	16,904,472
22,921,932	43,745	43,287	307,607	250,273	88,737,220
11,494,846	3,740,235	6,727,339	8,376,261	46,495	248,137,256
—	710	145,953	248,415	1,872	56,564,784
—	—	—	—	—	640

$12.83	$14.16	$6.49	$3.76	$14.31	$15.90
—	—	5.30	3.43	14.09	16.16
12.32	14.12	5.26	3.42	13.70	16.05
12.89	14.13	6.65	3.83	14.55	15.99
12.89	13.99	6.43	3.76	—	15.88
12.98	14.02	6.89	4.07	14.59	15.99
13.04	14.07	6.94	4.07	15.26	15.98
—	14.77	6.81	3.90	14.80	16.07
—	—	—	—	—	15.98

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	79

Statements of Assets and Liabilities (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Assets:
Investments, at value	$3,270,949,710	$744,528,048	$810,472,357	$7,166,415,505
Investments in Affiliates, at value	46,303,008	—	—	1,208,637,806
Cash	396	233	484	755
Foreign currency, at value	9,346	—	—	142,329
Receivable for investments sold	30,326,166	81,087	6,786,938	9,352,497
Receivable for Fund shares sold	6,360,850	662,836	307,237	8,680,182
Dividends and interest receivable (net of foreign taxes)	3,104,661	1,057,318	1,135,104	9,481,028
Receivable for investments in Affiliates sold	—	—	—	5,761,660
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	282,722	171,311	209,652	1,049,195
Tax reclaims receivable	736,863	29,836	—	—
Dividends receivable from Affiliates	—	—	—	609,447
Deferred offering costs	—	—	—	—
Total Assets	3,358,073,722	746,530,669	818,911,772	8,410,130,404
Liabilities:
Payable for investments purchased	44,647,338	—	16,164,337	19,359,119
Payable for Fund shares redeemed	3,570,936	1,051,230	1,924,818	54,299,735
Payable to custodian for cash overdraft	—	—	—	—
Securities sold short, at value	—	—	—	—
Investment Advisory fees payable	1,594,683	270,998	384,524	3,767,516
Options written, at value	—	—	—	—
Administration fees payable	896,011	208,126	248,997	1,704,867
Trustees Deferred Compensation Plan payable (see Note 4)	282,722	171,311	209,652	1,049,195
Servicing fees payable	252,041	66,301	140,384	596,904
Distribution fees payable	136,845	67,718	136,284	640,564
Due to Investment Manager	—	—	—	—
Dividends payable on securities sold short	—	—	—	—
Total Liabilities	51,380,576	1,835,684	19,208,996	81,417,900
Net Assets	$3,306,693,146	$744,694,985	$799,702,776	$8,328,712,504
Net Assets Consist of:
Paid-in-capital	$3,229,655,569	$1,056,446,178	$745,285,659	$5,520,667,850
Undistributed (dividends in excess of) net investment income	(430,518)	(235,940)	225,641	38,327,471
Accumulated net realized gain (loss)	(274,751,354)	(538,269,860)	(173,387,003)	122,933,525
Net unrealized appreciation	352,219,449	226,754,607	227,578,479	2,646,783,658
Net Assets	$3,306,693,146	$744,694,985	$799,702,776	$8,328,712,504
Cost of Investments	$2,898,482,299	$517,773,441	$582,893,878	$4,912,471,173
Cost of Investments in Affiliates	$66,579,626	$—	$—	$807,453,200
Cost of Foreign Currency	$9,351	$—	$—	$142,296
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

80	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$112,461,218	$6,011,835	$1,279,624,495	$62,530,279	$144,869,714
3,275,972	150,710	14,507	—	1,105,149
308	629	743	162	—
—	—	4,530,713	—	130,756
—	—	110,493,394	—	1,601,792
13,846	—	1,123,634	6,178,324	198,621
30,194	2,334	193,673	115,306	75,228
—	—	—	—	13,659
40,238	67	205,976	6,124	25,039
—	—	1,571	—	89,703
11,342	341	—	—	—
—	53,206	—	—	—
115,833,118	6,219,122	1,396,188,706	68,830,195	148,109,661

—	1,458	44,894,301	—	204,858
368,675	—	2,288,457	27,841	377,507
—	—	—	—	413,258
—	—	77,246,958	—	—
55,926	3,203	905,178	14,984	94,728
—	—	5,685,300	—	—
36,550	1,488	350,488	16,336	47,364
40,238	67	205,976	6,124	25,039
21,300	24	124,787	3,350	29,602
33,907	34	89,155	1,596	6,554
—	53,470	—	—	—
—	—	832	—	—
556,596	59,744	131,791,432	70,231	1,198,910
$115,276,522	$6,159,378	$1,264,397,274	$68,759,964	$146,910,751

$92,840,829	$5,187,510	$787,578,179	$65,109,239	$128,204,711
(753,674)	(2,039)	(8,442,415)	(6,456)	(801,033)
5,194,662	97,505	55,068,713	103,617	(6,083,834)
17,994,705	876,402	430,192,797	3,553,564	25,590,907
$115,276,522	$6,159,378	$1,264,397,274	$68,759,964	$146,910,751
$94,706,122	$5,152,628	$866,498,547	$58,976,715	$118,737,487
$3,036,363	$133,515	$29,442	$—	$1,647,594
$—	$—	$4,590,077	$—	$130,866
$—	$—	$71,638,353	$—	$—
$—	$—	$28,456,722	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	81

Statements of Assets and Liabilities (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Net Assets:
Class A	$914,106,863	$171,849,942	$453,295,803	$2,326,852,677
Class B	—	3,528,111	4,338,414	10,128,478
Class C	205,084,764	102,615,950	214,154,561	351,628,954
Class D	106,117,902	38,767,796	11,611,505	128,660,766
Class R	25,180,437	9,674,426	14,010,302	145,030,082
Class P	485,622,405	11,604,030	7,334,382	88,506,122
Institutional Class	1,549,984,769	400,693,969	89,692,044	3,964,083,609
Administrative Class	20,585,728	5,960,761	5,265,765	1,313,811,529
Class R6	10,278	—	—	10,287
Shares Issued and Outstanding:
Class A	39,534,285	8,651,216	19,064,575	70,174,995
Class B	—	175,764	203,988	314,116
Class C	8,945,841	5,143,525	10,571,922	11,193,087
Class D	4,594,809	1,933,334	482,597	3,759,898
Class R	1,085,350	483,927	667,875	4,233,758
Class P	20,917,938	576,196	365,329	2,521,431
Institutional Class	66,762,698	20,167,117	3,572,987	112,705,049
Administrative Class	887,494	298,154	215,557	39,708,603
Class R6	443	—	—	292
Net Asset Value and Redemption Price Per Share:*
Class A	$23.12	$19.86	$23.78	$33.16
Class B	—	20.07	21.27	32.24
Class C	22.93	19.95	20.26	31.41
Class D	23.10	20.05	24.06	34.22
Class R	23.20	19.99	20.98	34.26
Class P	23.22	20.14	20.08	35.10
Institutional Class	23.22	19.87	25.10	35.17
Administrative Class	23.20	19.99	24.43	33.09
Class R6	23.22	—	—	35.17

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

82	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$48,994,017	$49,624	$317,121,898	$13,649,129	$24,476,392
498,081	—	2,563,782	366,260	620,406
55,290,641	64,137	125,066,474	1,847,391	10,471,416
738,100	12,022	182,687,837	707,262	111,342,537
184,868	—	—	—	—
818,296	12,037	43,205,782	199,356	—
8,604,263	6,021,558	527,491,173	51,968,650	—
148,256	—	66,260,328	21,916	—
—	—	—	—	—

1,602,826	2,781	5,337,497	973,671	818,145
23,698	—	48,326	28,008	23,643
2,631,757	3,605	2,358,299	142,016	398,689
33,027	673	3,114,114	50,258	3,723,065
8,596	—	—	—	—
36,551	673	692,654	13,760	—
333,161	336,858	8,401,611	3,577,626	—
5,974	—	1,083,287	1,542	—
—	—	—	—	—

$30.57	$17.84	$59.41	$14.02	$29.92
21.02	—	53.05	13.08	26.24
21.01	17.79	53.03	13.01	26.26
22.35	17.87	58.66	14.07	29.91
21.51	—	—	—	—
22.39	17.88	62.38	14.49	—
25.83	17.88	62.78	14.53	—
24.81	—	61.17	14.22	—
—	—	—	—	—

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	83

Statements of Operations

Six Months ended December 31, 2013 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$1,673,157	$3,479,271	$294,988	$469,849
Interest	33	60	5	36
Dividends from investments in Affiliates	—	—	—	33,490
Miscellaneous	1,723	—	16,461	—
Total Investment Income	1,674,913	3,479,331	311,454	503,375
Expenses:
Investment advisory	597,570	1,163,472	157,356	597,259
Administration	302,038	1,010,116	87,568	276,096
Distribution — Class B	—	10,472	—	4,710
Distribution — Class C	79,695	751,079	16,328	58,312
Distribution — Class R	—	17,739	—	—
Servicing — Class A	42,470	290,788	12,410	51,195
Servicing — Class B	—	3,491	—	1,570
Servicing — Class C	26,565	250,360	5,442	19,437
Servicing — Class D	19,228	8,768	3,602	32,704
Servicing — Class R	—	17,739	—	—
Distribution and/or servicing — Administrative Class	—	5,468	—	—
Trustees	6,152	24,250	2,088	6,327
Tax	325	345	325	325
Miscellaneous	2,520	—	391	82
Total Expenses	1,076,563	3,554,087	285,510	1,048,017
Less: Investment Advisory/Administration waived or reimbursed	—	—	—	—
Net Expenses	1,076,563	3,554,087	285,510	1,048,017
Net Investment Income (Loss)	598,350	(74,756)	25,944	(544,642)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,608,750	32,993,897	1,598,908	5,328,633
Investments in Affiliates	—	—	—	622,521
Options written	—	—	—	—
Foreign currency transactions	(106,464)	—	(12,665)	(19,839)
Net change in unrealized appreciation/depreciation of:
Investments	5,829,080	80,094,820	5,132,400	17,560,307
Investments in Affiliates	—	—	—	2,076,640
Options written	—	—	—	—
Foreign currency transactions	7,158	—	1,257	3,485
Net Realized and Change in Unrealized Gain	9,338,524	113,088,717	6,719,900	25,571,747
Net Increase in Net Assets Resulting from Investment Operations	$9,936,874	$113,013,961	$6,745,844	$25,027,105
* Foreign withholding taxes	$273,485	—	$13,190	$13,884

84	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$7,387,509	$1,153,280	$847,357	$1,622,296	$347,433	$133,545,631
23,202,946	12	40	15	3	2,311
—	—	—	—	—	6,121
—	—	—	—	—	—
30,590,455	1,153,292	847,397	1,622,311	347,436	133,554,063

5,101,104	161,873	272,691	781,280	84,086	20,280,948
2,999,669	176,976	199,582	647,518	51,411	13,106,440
—	—	2,994	4,625	1,526	71,548
2,131,003	40,580	24,860	706,575	25,828	1,763,843
3,540	114	45	3,270	—	338,374
712,776	22,038	29,332	128,190	15,864	2,231,147
—	—	998	1,542	509	23,849
710,334	13,526	8,287	235,525	8,609	587,948
46,584	1,302	5,212	2,070	2,234	348,714
3,540	114	45	3,270	—	338,374
—	13	1,367	1,836	33	1,114,959
73,925	3,759	5,030	15,387	1,199	416,759
5,774	325	325	325	325	325
354	68	12	1,050	41	—
11,788,603	420,688	550,780	2,532,463	191,665	40,623,228
—	(80,936)	(30,299)	—	—	(196,465)
11,788,603	339,752	520,481	2,532,463	191,665	40,426,763
18,801,852	813,540	326,916	(910,152)	155,771	93,127,300

50,251,219	1,373,835	28,254,077	18,544,098	601,032	203,540,583
—	318	10,460	25,389	—	—
(1,467,236)	—	—	—	—	—
—	(37,196)	—	—	—	—

96,850,377	4,402,961	(6,101,757)	35,246,420	2,702,480	855,432,050
—	167,066	—	—	—	—
(162,089)	—	—	—	—	—
—	14,953	—	—	—	—
145,472,271	5,921,937	22,162,780	53,815,907	3,303,512	1,058,972,633
$164,274,123	$6,735,477	$22,489,696	$52,905,755	$3,459,283	$1,152,099,933
—	$56,228	—	$7,320	$5,298	$2,760,612

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	85

Statements of Operations (cont’d)

Six Months ended December 31, 2013 (Unaudited)

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Investment Income:
Dividends, net of foreign withholding taxes*	$33,879,965	$10,078,407	$8,528,587	$69,987,617
Dividends from investments in Affiliates	1,658,677	—	—	13,649,967
Interest	430	44	160	3,184
Miscellaneous	—	—	—	45,932
Total Investment Income	35,539,072	10,078,451	8,528,747	83,686,700
Expenses:
Investment advisory	9,754,201	1,645,871	2,272,748	24,524,600
Administration	6,279,720	1,265,569	1,475,634	11,696,014
Distribution — Class B	—	14,455	16,961	38,514
Distribution — Class C	773,521	379,853	774,982	1,294,590
Distribution — Class R	28,215	11,611	17,071	176,454
Servicing — Class A	1,131,110	214,078	543,883	2,858,633
Servicing — Class B	—	4,818	5,654	12,838
Servicing — Class C	257,840	126,618	258,327	431,530
Servicing — Class D	147,325	49,691	14,474	157,892
Servicing — Class R	28,215	11,611	17,071	176,454
Distribution and/or servicing — Administrative Class	30,966	8,121	6,389	1,621,152
Dividends on securities sold short	—	—	—	—
Trustees	152,041	33,730	34,992	380,351
Organizational	—	—	—	—
Offering	—	—	—	—
Tax	325	325	325	3,798
Miscellaneous	654	—	—	2
Total Expenses	18,584,133	3,766,351	5,438,511	43,372,822
Less: Investment Advisory/Administration waived or reimbursed	(1,148,448)	—	—	(2,869,388)
Net Expenses	17,435,685	3,766,351	5,438,511	40,503,434
Net Investment Income (Loss)	18,103,387	6,312,100	3,090,236	43,183,266
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	113,839,652	14,412,198	42,970,302	389,772,956
Investments in Affiliates	(143,143)	—	—	84,117,776
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	700,033	—	(5,111)	(96,887)
Net change in unrealized appreciation/depreciation of:
Investments	261,116,024	75,094,110	77,761,918	625,505,480
Investments in Affiliates	(20,276,618)	—	—	128,960,267
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	29,611	—	36	13,097
Net Realized and Change in Unrealized Gain	355,265,559	89,506,308	120,727,145	1,228,272,689
Net Increase in Net Assets Resulting from Investment Operations	$373,368,946	$95,818,408	$123,817,381	$1,271,455,955
*Foreign withholding taxes	$2,902,396	$97,867	$94,720	$460,116

86	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$1,094,881	$44,888	$3,859,162	$654,757	$467,080
93,953	2,660	—	—	—
16	4	274	4	42
—	—	—	—	—
1,188,850	47,552	3,859,436	654,761	467,122

366,967	18,162	5,195,429	87,487	577,402
220,618	8,416	2,026,351	94,714	288,701
1,850	—	10,023	1,903	2,454
199,566	82	438,631	7,183	36,278
138	—	—	—	—
58,865	28	368,391	13,328	29,618
617	—	3,341	634	818
66,522	27	146,210	2,394	12,093
859	14	214,937	1,443	137,910
138	—	—	—	—
290	—	72,847	26	—
—	—	193,365	—	—
5,240	257	54,432	2,664	6,732
—	30,000	—	—	—
—	53,794	—	—	—
325	—	325	325	325
2,696	—	4,937	1,565	895
924,691	110,780	8,729,219	213,666	1,093,226
(28,228)	(83,530)	—	—	—
896,463	27,250	8,729,219	213,666	1,093,226
292,387	20,302	(4,869,783)	441,095	(626,104)

11,424,737	130,111	138,310,178	2,980,950	15,329,653
557,207	7,016	3,099,722	—	161,660
—	—	(17,923,500)	—	—
—	—	(31,365,934)	—	—
—	—	28,624	—	(3,808)

11,264,093	859,207	164,452,971	1,139,895	8,705,694
4,706	17,195	(2,271)	—	(479,283)
—	—	(4,293,506)	—	—
—	—	17,227,808	—	—
—	—	(100,396)	—	3,034
23,250,743	1,013,529	269,433,696	4,120,845	23,716,950
$23,543,130	$1,033,831	$264,563,913	$4,561,940	$23,090,846
$1,021	$54	$62,714	$1,697	$545

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	87

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$598,350	$1,907,848	$(74,756)	$821,214
Net realized gain	3,502,286	7,206,004	32,993,897	118,682,024
Net change in unrealized appreciation/depreciation	5,836,238	2,582,077	80,094,820	(39,080,310)
Net increase in net assets resulting from investment operations	9,936,874	11,695,929	113,013,961	80,422,928
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(391,494)	(493,257)	(154,822)	—
Class B	—	—	(3)	—
Class C	(86,654)	(150,145)	(67)	—
Class D	(159,928)	(262,140)	(14,971)	—
Class R	—	—	(5,642)	—
Class P	(30,509)	(43,117)	(54,244)	—
Institutional Class	(1,081,226)	(990,978)	(189,558)	—
Administrative Class	—	—	(1)	—
Net realized capital gains:
Class A	—	—	(19,580,548)	(12,415,071)
Class B	—	—	(282,136)	(232,091)
Class C	—	—	(21,308,450)	(13,394,187)
Class D	—	—	(648,482)	(405,513)
Class R	—	—	(1,434,132)	(1,244,039)
Class P	—	—	(1,266,256)	(681,778)
Institutional Class	—	—	(4,032,319)	(1,792,337)
Administrative Class	—	—	(413,706)	(815,456)
Total dividends and distributions to shareholders	(1,749,811)	(1,939,637)	(49,385,337)	(30,980,472)
Fund Share Transactions:
Net proceeds from the sale of shares	12,706,595	48,505,876	29,654,047	60,527,217
Issued in reinvestment of dividends and distributions	1,628,133	1,783,571	43,130,755	27,247,828
Cost of shares redeemed	(22,669,313)	(108,739,716)	(39,659,534)	(268,581,861)
Net increase (decrease) from Fund share transactions	(8,334,585)	(58,450,269)	33,125,268	(180,806,816)
Total increase (decrease) in net assets	(147,522)	(48,693,977)	96,753,892	(131,364,360)
Net Assets:
Beginning of period	130,995,789	179,689,766	466,628,957	597,993,317
End of period*	$130,848,267	$130,995,789	$563,382,849	$466,628,957
*Including undistributed (dividends in excess of) net investment income of:	$212,470	$1,363,931	$(158,987)	$335,077

88	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Commodity Equity		AllianzGI Global Small-Cap		AllianzGI Income & Growth

Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013

$25,944	$262,489	$(544,642)	$(346,553)	$18,801,852	$30,938,317
1,586,243	983,877	5,931,315	8,773,944	48,783,983	94,987,378
5,133,657	3,051,373	19,640,432	8,730,320	96,688,288	12,933,524
6,745,844	4,297,739	25,027,105	17,157,711	164,274,123	138,859,219

(33,852)	(27,422)	—	—	(8,185,734)	(12,058,382)
—	—	—	—	—	—
(2)	(3)	—	—	(7,830,116)	(11,725,751)
(11,073)	(4,767)	—	—	(525,031)	(939,390)
—	—	—	—	(41,303)	(60,076)
(5,276)	(1,831)	—	—	(3,702,139)	(5,669,750)
(201,572)	(154,252)	—	—	(1,992,922)	(3,642,057)
—	—	—	—	—	—

—	—	—	—	(15,735,873)	(23,315,873)
—	—	—	—	—	—
—	—	—	—	(16,285,876)	(24,207,701)
—	—	—	—	(1,026,195)	(2,021,042)
—	—	—	—	(77,215)	(121,296)
—	—	—	—	(6,887,305)	(10,637,270)
—	—	—	—	(3,775,037)	(6,924,285)
—	—	—	—	—	—
(251,775)	(188,275)	—	—	(66,064,746)	(101,322,873)

6,102,898	14,308,302	52,230,132	33,170,199	521,647,385	573,823,896
236,632	180,533	—	—	54,149,455	81,542,232
(4,887,576)	(17,950,080)	(16,499,548)	(24,054,475)	(181,810,304)	(355,731,310)
1,451,954	(3,461,245)	35,730,584	9,115,724	393,986,536	299,634,818
7,946,023	648,219	60,757,689	26,273,435	492,195,913	337,171,164

40,914,596	40,266,377	102,063,124	75,789,689	1,329,676,497	992,505,333
$48,860,619	$40,914,596	$162,820,813	$102,063,124	$1,821,872,410	$1,329,676,497
$20,377	$246,208	$(574,788)	$(30,146)	$(307,035)	$3,168,358

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	89

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Managed Volatility		AllianzGI Large-Cap Growth

	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$813,540	$1,857,423	$326,916	$2,534,963
Net realized gain	1,336,957	4,395,180	28,264,537	64,749,014
Net change in unrealized appreciation/depreciation	4,584,980	799,227	(6,101,757)	(31,644,950)
Net increase in net assets resulting from investment operations	6,735,477	7,051,830	22,489,696	35,639,027
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(496,832)	(603,771)	(303,212)	(469,060)
Class B	—	—	(7,692)	(1)
Class C	(195,357)	(343,016)	(81,537)	(25,687)
Class D	(27,083)	(34,504)	(60,833)	(1,544)
Class R	(1,415)	(3,317)	(1)	(3,314)
Class P	(18,398)	(24,965)	(4,464)	(2,802)
Institutional Class	(1,597,425)	(1,411,382)	(574,498)	(3,184,430)
Administrative Class	(274)	(345)	(29)	(153,034)
Net realized capital gains:
Class A	—	—	(14,303,518)	(4,050,204)
Class B	—	—	(482,121)	(88,812)
Class C	—	—	(4,395,114)	(612,926)
Class D	—	—	(3,074,069)	(730,698)
Class R	—	—	(20,318)	(32,216)
Class P	—	—	(252,276)	(22,890)
Institutional Class	—	—	(28,506,230)	(19,666,296)
Administrative Class	—	—	(582,871)	(1,618,576)
Total dividends and distributions to shareholders	(2,336,784)	(2,421,300)	(52,648,783)	(30,662,490)
Fund Share Transactions:
Net proceeds from the sale of shares	9,735,348	24,680,466	11,042,324	53,289,492
Issued in reinvestment of dividends and distributions	2,100,165	2,215,546	49,162,050	30,028,075
Cost of shares redeemed	(9,172,664)	(21,782,940)	(118,700,505)	(293,220,227)
Net increase (decrease) from Fund share transactions	2,662,849	5,113,072	(58,496,131)	(209,902,660)
Total increase (decrease) in net assets	7,061,542	9,743,602	(88,655,218)	(204,926,123)
Net Assets:
Beginning of period	76,332,220	66,588,618	170,308,560	375,234,683
End of period*	$83,393,762	$76,332,220	$81,653,342	$170,308,560
*Including undistributed (dividends in excess of) net investment income of:	$(179,349)	$1,343,895	$(68,315)	$637,035

90	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Mid-Cap		AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value

Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013

$(910,152)	$(1,174,845)	$155,771	$389,721	$93,127,300	$218,919,662
18,569,487	13,191,008	601,032	872,462	203,540,583	270,478,136
35,246,420	49,811,162	2,702,480	2,942,671	855,432,050	1,138,847,271
52,905,755	61,827,325	3,459,283	4,204,854	1,152,099,933	1,628,245,069

—	—	(204,962)	(212,221)	(19,453,286)	(37,719,845)
—	—	(1,425)	(4,523)	(102,348)	(258,937)
—	—	(65,219)	(72,261)	(3,270,242)	(4,918,711)
—	—	(20,167)	(29,199)	(2,971,316)	(5,682,132)
—	—	—	—	(2,588,796)	(4,845,630)
—	—	(62,316)	(62,957)	(16,244,113)	(31,192,489)
—	—	(12,286)	(9,117)	(49,413,576)	(104,301,269)
—	—	(426)	(422)	(9,956,763)	(23,951,773)

—	(6,904,920)	—	—	—	—
—	(129,648)	—	—	—	—
—	(14,175,326)	—	—	—	—
—	(140,523)	—	—	—	—
—	(172,331)	—	—	—	—
—	(73,561)	—	—	—	—
—	(3,992,713)	—	—	—	—
—	(92,191)	—	—	—	—
—	(25,681,213)	(366,801)	(390,700)	(104,000,440)	(212,870,786)

7,088,360	19,159,795	2,686,534	7,922,407	758,174,349	2,222,751,401
—	22,046,384	331,174	339,739	92,322,031	188,981,671
(27,307,589)	(96,469,911)	(3,375,831)	(11,310,969)	(1,269,307,204)	(3,021,960,809)
(20,219,229)	(55,263,732)	(358,123)	(3,048,823)	(418,810,824)	(610,227,737)
32,686,526	(19,117,620)	2,734,359	765,331	629,288,669	805,146,546

312,728,478	331,846,098	24,300,674	23,535,343	8,550,328,621	7,745,182,075
$345,415,004	$312,728,478	$27,035,033	$24,300,674	$9,179,617,290	$8,550,328,621
$(1,934,414)	$(1,024,262)	$(6,686)	$204,344	$(3,275,246)	$7,597,894

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	91

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$18,103,387	$63,200,373	$6,312,100	$13,843,751
Net realized gain	114,396,542	93,278,883	14,412,198	52,643,416
Net change in unrealized appreciation/depreciation	240,869,017	113,583,136	75,094,110	73,577,628
Net increase in net assets resulting from investment operations	373,368,946	270,062,392	95,818,408	140,064,795
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,464,707)	(11,110,849)	(1,493,199)	(3,507,924)
Class B	—	—	(16,749)	(31,729)
Class C	(1,385,683)	(1,254,692)	(502,818)	(772,690)
Class D	(1,119,496)	(1,770,005)	(335,627)	(514,656)
Class R	(222,536)	(194,198)	(71,120)	(161,191)
Class P	(5,598,802)	(7,774,593)	(111,554)	(263,464)
Institutional Class	(18,422,511)	(23,502,913)	(4,109,195)	(9,086,700)
Administrative Class	(183,452)	(628,858)	(56,060)	(159,484)
Net realized capital gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(36,397,187)	(46,236,108)	(6,696,322)	(14,497,838)
Fund Share Transactions:
Net proceeds from the sale of shares	476,013,833	1,310,489,151	39,318,104	88,710,094
Issued in reinvestment of dividends and distributions	30,430,866	38,317,792	6,344,615	13,766,791
Cost of shares redeemed	(547,798,642)	(803,556,816)	(86,470,968)	(191,603,646)
Net increase (decrease) from Fund share transactions	(41,353,943)	545,250,127	(40,808,249)	(89,126,761)
Total increase (decrease) in net assets	295,617,816	769,076,411	48,313,837	36,440,196
Net Assets:
Beginning of period	3,011,075,330	2,241,998,919	696,381,148	659,940,952
End of period*	$3,306,693,146	$3,011,075,330	$744,694,985	$696,381,148
*Including undistributed (dividends in excess of) net investment income of:	$(430,518)	$17,863,282	$(235,940)	$148,282

92	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value		AllianzGI Opportunity

Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013

$3,090,236	$8,960,060	$43,183,266	$139,132,453	$292,387	$(1,527,823)
42,965,191	64,241,429	473,793,845	692,450,731	11,981,944	15,267,300
77,761,954	69,888,932	754,478,844	603,297,013	11,268,799	128,218
123,817,381	143,090,421	1,271,455,955	1,434,880,197	23,543,130	13,867,695

(3,854,552)	(7,498,523)	(24,530,670)	(26,851,875)	—	—
(1,238)	(3)	(28,553)	(35,639)	—	—
(868,266)	(2,940,012)	(1,480,397)	(2,003,277)	—	—
(99,867)	(173,827)	(1,280,629)	(1,451,099)	—	—
(115,776)	(237,252)	(1,112,028)	(1,146,411)	—	—
(96,513)	(224,526)	(885,418)	(1,810,455)	—	—
(1,031,791)	(1,278,738)	(53,144,549)	(49,963,820)	—	—
(49,064)	(89,300)	(16,002,350)	(18,164,597)	—	—

—	—	(236,232,764)	(122,208,135)	(2,328,193)	(1,466,946)
—	—	(1,063,825)	(673,997)	(33,428)	(31,033)
—	—	(37,692,561)	(20,507,359)	(3,776,331)	(2,116,816)
—	—	(12,740,136)	(6,885,101)	(46,056)	(21,338)
—	—	(14,245,656)	(7,408,774)	(12,324)	(1,865)
—	—	(8,483,671)	(6,979,247)	(54,057)	(49,495)
—	—	(377,457,661)	(172,362,342)	(487,947)	(1,672,133)
—	—	(134,692,499)	(73,087,870)	(17,057)	(9,095)
(6,117,067)	(12,442,181)	(921,073,367)	(511,539,998)	(6,755,393)	(5,368,721)

32,774,100	59,692,958	586,515,035	1,306,824,374	3,089,061	19,494,239
5,516,077	10,982,134	854,323,904	472,057,701	5,929,256	4,811,413
(66,482,846)	(172,844,573)	(1,061,822,672)	(1,931,936,622)	(17,599,222)	(92,237,077)
(28,192,669)	(102,169,481)	379,016,267	(153,054,547)	(8,580,905)	(67,931,425)
89,507,645	28,478,759	729,398,855	770,285,652	8,206,832	(59,432,451)

710,195,131	681,716,372	7,599,313,649	6,829,027,997	107,069,690	166,502,141
$799,702,776	$710,195,131	$8,328,712,504	$7,599,313,649	$115,276,522	$107,069,690
$225,641	$3,252,472	$38,327,471	$93,608,799	$(753,674)	$(1,046,061)

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	93

Statements of Changes in Net Assets (cont’d)

	AllianzGI Small-Cap Blend	AllianzGI Technology

	Period from July 1, 2013** through December 31, 2013 (Unaudited)	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$20,302	$(4,869,783)	$(5,346,078)
Net realized gain	137,127	92,149,090	80,499,680
Net change in unrealized appreciation/depreciation	876,402	177,284,606	82,419,716
Net increase in net assets resulting from investment operations	1,033,831	264,563,913	157,573,318
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(178)	—	—
Class B	—	—	—
Class C	(196)	—	—
Class D	(25)	—	—
Class P	(38)	—	—
Institutional Class	(21,904)	—	—
Administrative Class	—	—	—
Net realized capital gains:
Class A	(320)	(22,273,723)	(14,463,668)
Class B	—	(201,427)	(240,914)
Class C	(415)	(9,832,730)	(6,559,531)
Class D	(77)	(12,874,345)	(7,404,794)
Class P	(77)	(2,907,686)	(1,940,504)
Institutional Class	(38,733)	(35,223,005)	(21,007,973)
Administrative Class	—	(4,525,241)	(2,715,561)
Total dividends and distributions to shareholders	(61,963)	(87,838,157)	(54,332,945)
Fund Share Transactions:
Net proceeds from the sale of shares	85,547	159,553,468	195,323,272
Issued in reinvestment of dividends and distributions	61,963	83,429,339	51,277,637
Cost of shares redeemed	—	(158,612,911)	(313,402,251)
Net increase (decrease) from Fund share transactions	147,510	84,369,896	(66,801,342)
Total increase in net assets	1,119,378	261,095,652	36,439,031
Net Assets:
Beginning of period	5,040,000	1,003,301,622	966,862,591
End of period*	$6,159,378	$1,264,397,274	$1,003,301,622
*Including undistributed (dividends in excess of) net investment income of:	$(2,039)	$(8,442,415)	$(3,572,632)

**	Commencement of Operations

94	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Managed Volatility		AllianzGI Wellness

Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013	Six Months ended December 31, 2013 (Unaudited)	Year ended June 30, 2013

$441,095	$739,889	$(626,104)	$(359,436)
2,980,950	1,176,492	15,487,505	22,810,808
1,139,895	1,148,605	8,229,445	1,031,555
4,561,940	3,064,986	23,090,846	23,482,927

(177,068)	(178,132)	—	—
(1)	(10,908)	—	—
(8,177)	(38,909)	—	—
(5,760)	(13,678)	—	—
(1,416)	(3,677)	—	—
(658,375)	(336,506)	—	—
(269)	(485)	—	—

(203,527)	(706,532)	(4,191,043)	(1,558,952)
(6,074)	(74,654)	(111,562)	(69,117)
(31,099)	(244,234)	(1,973,624)	(618,187)
(10,711)	(58,097)	(19,354,183)	(7,380,679)
(1,781)	(13,542)	—	—
(658,602)	(1,213,620)	—	—
(325)	(1,896)	—	—
(1,763,185)	(2,894,870)	(25,630,412)	(9,626,935)

20,241,810	47,381,251	4,562,611	12,661,420
1,525,417	2,409,925	24,521,083	9,217,095
(10,724,659)	(13,538,530)	(13,568,937)	(29,288,594)
11,042,568	36,252,646	15,514,757	(7,410,079)
13,841,323	36,422,762	12,975,191	6,445,913

54,918,641	18,495,879	133,935,560	127,489,647
$68,759,964	$54,918,641	$146,910,751	$133,935,560
$(6,456)	$403,515	$(801,033)	$(174,929)

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	95

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2013+	$23.96	$0.11	$1.74	$1.85	$(0.32)
6/30/2013	22.76	0.31	1.20	1.51	(0.31)
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (e)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)
Class C
12/31/2013+	$23.28	$0.01	$1.69	$1.70	$(0.11)
6/30/2013	22.15	0.11	1.17	1.28	(0.15)
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (e)
6/30/2011	20.18	(0.02)	7.32	7.30	— (e)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)
Class D
12/31/2013+	$24.33	$0.11	$1.76	$1.87	$(0.28)
6/30/2013	23.10	0.30	1.24	1.54	(0.31)
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (e)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)
Class P
12/31/2013+	$23.63	$0.16	$1.69	$1.85	$(0.37)
6/30/2013	22.43	0.36	1.19	1.55	(0.35)
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)
7/7/2008* - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)
Institutional Class
12/31/2013+	$24.10	$0.15	$1.75	$1.90	$(0.45)
6/30/2013	22.85	0.38	1.23	1.61	(0.36)
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $0.01 per share.

96	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$25.49		7.74%	$31,254	1.66	%(d)	1.66	%(d)	0.90	%(d)	55%
—		23.96		6.61	34,563	1.67		1.67		1.22		102
—		22.76		(18.84)	40,076	1.67		1.69		1.62		206
—		28.17	(f)	37.21 (f)	35,026	1.63		1.67		0.59		193
—	(g)	20.54		19.60	30,296	1.84		1.84		0.23		191
—	(g)	17.37		(39.66)	26,153	1.86		1.86		2.58		182

$—		$24.87		7.31%	$19,544	2.41	%(d)	2.41	%(d)	0.11	%(d)	55%
—		23.28		5.84	20,746	2.42		2.42		0.47		102
0.00		22.15		(19.47)	24,985	2.42		2.44		0.85		206
—		27.48	(f)	36.17 (f)	22,052	2.38		2.42		(0.09)		193
—	(g)	20.18		18.71	15,855	2.59		2.59		(0.51)		191
—	(g)	17.11		(40.10)	13,090	2.62		2.62		1.73		182

$—		$25.92		7.76%	$15,000	1.66	%(d)	1.66	%(d)	0.87	%(d)	55%
—		24.33		6.63	15,521	1.67		1.67		1.17		102
—		23.10		(18.87)	23,794	1.67		1.69		1.92		206
—		28.63	(f)	37.20 (f)	12,853	1.63		1.67		0.81		193
—	(g)	20.88		19.57	4,458	1.84		1.84		0.19		191
—	(g)	17.63		(39.63)	7,964	1.85		1.85		2.52		182

$—		$25.11		7.85%	$2,086	1.41	%(d)	1.41	%(d)	1.26	%(d)	55%
—		23.63		6.90	2,594	1.42		1.42		1.46		102
—		22.43		(18.65)	3,598	1.42		1.44		1.71		206
—		27.95	(f)	37.57 (f)	1,165	1.38		1.42		0.97		193
—	(g)	20.36		19.91	477	1.58		1.58		0.49		191
—	(g)	17.24		(36.23)	665	1.46	(d)	1.46	(d)	3.26	(d)	182

$—		$25.55		7.92%	$62,964	1.31	%(d)	1.31	%(d)	1.18	%(d)	55%
—		24.10		7.01	57,572	1.32		1.32		1.53		102
—		22.85		(18.56)	87,237	1.32		1.34		1.88		206
—		28.30	(f)	37.24 (f)	78,090	1.27		1.32		0.98		193
—	(g)	20.63		20.26	63,195	1.33		1.56		1.00		191
—	(g)	17.41		(39.40)	18,152	1.47		1.47		2.89		182

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	97

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2013+	$34.82	$0.05	$8.39	$8.44	$(0.02)	$(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (e)	0.99	0.99	—	—
6/30/2011	23.21	(0.05)	7.42	7.37	—	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)	—
6/30/2009	27.97	0.03	(6.85)	(6.82)	—	—
Class B
12/31/2013+	$27.38	$(0.08)	$6.57	$6.49	$— (h)	$(3.32)
6/30/2013	25.43	(0.10)	4.08	3.98	—	(2.03)
6/30/2012	24.82	(0.18)	0.79	0.61	—	—
6/30/2011	18.97	(0.20)	6.05	5.85	—	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (h)	—
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—
Class C
12/31/2013+	$27.38	$(0.08)	$6.57	$6.49	$— (h)	$(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
6/30/2011	18.98	(0.21)	6.04	5.83	—	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (h)	—
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—
Class D
12/31/2013+	$30.48	$0.04	$7.33	$7.37	$(0.07)	$(3.32)
6/30/2013	27.88	0.11	4.52	4.63	—	(2.03)
6/30/2012	27.01	— (e)	0.87	0.87	—	—
6/30/2011	20.50	(0.05)	6.56	6.51	—	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)	—
6/30/2009	24.72	0.04	(6.07)	(6.03)	—	—
Class R
12/31/2013+	$28.89	$— (h)	$6.94	$6.94	$(0.01)	$(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
6/30/2011	19.65	(0.10)	6.27	6.17	—	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)	—
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—	—
Class P
12/31/2013+	$28.86	$0.08	$6.93	$7.01	$(0.13)	$(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
6/30/2011	19.34	0.01	6.19	6.20	—	—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)	—
7/7/2008* - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—	—

98	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.34)	$—		$39.92		24.73%		$254,406	1.11	%(d)	0.24	%(d)	29%
(2.03)	—		34.82		17.48		209,790	1.12		0.41		141
—	—		31.57		3.24		343,859	1.16		—	(f)	81
—	—		30.58		31.75		372,361	1.16		(0.18)		92
(0.02)	—	(e)	23.21		9.81		352,728	1.16		0.14		111
—	0.00	(e)	21.15	(g)	(24.38	)(g)	177,764	1.17		0.14		143

$(3.32)	$—		$30.55		24.27%		$2,818	1.86	%(d)	(0.51	)%(d)	29%
(2.03)	—		27.38		16.56		2,688	1.87		(0.37)		141
—	—		25.43		2.46		3,709	1.91		(0.75)		81
—	—		24.82		30.84		6,860	1.91		(0.91)		92
— (h)	—	(e)	18.97		8.96		12,385	1.91		(0.56)		111
—	—	(e)	17.41	(i)	(24.96	)(i)	15,507	1.92		(0.63)		143

$(3.32)	$—		$30.55		24.26%		$215,799	1.86	%(d)	(0.51	)%(d)	29%
(2.03)	—		27.38		16.56		182,921	1.87		(0.36)		141
—	—		25.43		2.50		178,931	1.91		(0.75)		81
—	—		24.81		30.72		200,471	1.91		(0.93)		92
— (h)	—	(e)	18.98		9.02		179,160	1.91		(0.56)		111
—	—	(e)	17.41	(i)	(24.96	)(i)	182,278	1.92		(0.62)		143

$(3.39)	$—		$34.46		24.69%		$7,489	1.11	%(d)	0.24	%(d)	29%
(2.03)	—		30.48		17.47		6,449	1.12		0.37		141
—	—		27.88		3.22		8,433	1.16		—	(f)	81
—	—		27.01		31.76		8,858	1.16		(0.19)		92
(0.03)	—	(e)	20.50		9.83		8,704	1.16		0.19		111
—	—	(e)	18.69	(j)	(24.39	)(j)	11,562	1.16		0.23		143

$(3.33)	$—		$32.50		24.57%		$14,671	1.36	%(d)	(0.01	)%(d)	29%
(2.03)	—		28.89		17.17		12,866	1.37		0.14		141
—	—		26.59		2.98		17,051	1.41		(0.25)		81
—	—		25.82		31.40		19,733	1.41		(0.44)		92
(0.02)	—	(e)	19.65		9.59		14,637	1.41		(0.08)		111
—	—	(e)	17.95	(k)	(24.61	)(k)	9,830	1.40		(0.06)		143

$(3.45)	$—		$32.42		24.83%		$13,660	0.86	%(d)	0.48	%(d)	29%
(2.03)	—		28.86		17.79		9,953	0.87		0.64		141
—	—		26.43		3.48		9,665	0.91		0.25		81
—	—		25.54		32.06		8,875	0.91		0.05		92
(0.04)	—	(e)	19.34		10.15		6,715	0.89		0.45		111
—	—	(e)	17.59	(l)	(22.58	)(l)	5,945	0.85	(d)	0.63	(d)	143

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	99

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth (cont’d)
Institutional Class
12/31/2013+	$32.58	$0.11	$7.86	$7.97	$(0.14)	$(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
6/30/2011	21.59	0.05	6.90	6.95	—	—
6/30/2010	19.62	0.12	1.89	2.01	(0.04)	—
6/30/2009	25.84	0.11	(6.33)	(6.22)	—	—
Administrative Class
12/31/2013+	$31.24	$0.06	$7.53	$7.59	$— (h)	$(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—	—
6/30/2011	20.91	(0.01)	6.68	6.67	—	—
6/30/2010	19.04	0.06	1.84	1.90	(0.03)	—
6/30/2009	25.14	0.09	(6.19)	(6.10)	—	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than 0.005%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(h)	Less than $(0.01) per share.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.

100	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.46)	$—		$37.09		24.92%		$49,674	0.76	%(d)	0.58	%(d)	29%
(2.03)	—		32.58		17.90		38,077	0.77		0.75		141
—	—		29.57		3.61		27,659	0.81		0.35		81
—	—		28.54		32.19		28,030	0.81		0.20		92
(0.04)	—	(e)	21.59		10.22		45,456	0.80		0.55		111
—	—	(e)	19.62	(m)	(24.10	)(m)	43,143	0.76		0.58		143

$(3.32)	$—		$35.51		24.75%		$4,866	1.01	%(d)	0.33	%(d)	29%
(2.03)	—		31.24		17.62		3,885	1.02		0.51		141
—	—		28.50		3.34		8,686	1.06		0.10		81
—	—		27.58		31.90		8,622	1.06		(0.05)		92
(0.03)	—	(e)	20.91		9.95		10,579	1.05		0.29		111
—	—	(e)	19.04	(n)	(24.26	)(n)	7,920	1.01		0.50		143

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	101

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Commodity Equity:
Class A
12/31/2013+	$16.19	$— (d)	$2.65	$2.65	$(0.06)	$—
6/30/2013	14.65	0.08	1.50	1.58	(0.04)	—
6/30/2012	18.07	0.06	(3.48)	(3.42)	—	—
6/30/2011	12.48	(0.04)	5.63	5.59	—	—
6/30/2010	11.95	(0.09)	0.62	0.53	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)
Class C
12/31/2013+	$15.41	$(0.07)	$2.52	$2.45	$— (d)	$—
6/30/2013	14.01	(0.04)	1.44	1.40	— (d)	—
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—	—
6/30/2011	12.12	(0.16)	5.45	5.29	—	—
6/30/2010	11.69	(0.19)	0.62	0.43	—	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (d)	(0.61)
Class D
12/31/2013+	$16.20	$— (d)	$2.65	$2.65	$(0.07)	$—
6/30/2013	14.65	0.08	1.50	1.58	(0.03)	—
6/30/2012	18.06	0.06	(3.47)	(3.41)	—	—
6/30/2011	12.48	(0.04)	5.62	5.58	—	—
6/30/2010	11.94	(0.09)	0.63	0.54	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)
Class P
12/31/2013+	$16.41	$0.02	$2.69	$2.71	$(0.13)	$—
6/30/2013	14.83	0.12	1.52	1.64	(0.06)	—
6/30/2012	18.25	0.10	(3.52)	(3.42)	—	—
6/30/2011	12.57	0.01	5.67	5.68	—	—
6/30/2010	12.01	(0.05)	0.61	0.56	—	—
7/7/2008* - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)
Institutional Class
12/31/2013+	$16.49	$0.03	$2.70	$2.73	$(0.13)	$—
6/30/2013	14.93	0.14	1.52	1.66	(0.10)	—
6/30/2012	18.35	0.12	(3.54)	(3.42)	—	—
6/30/2011	12.62	0.03	5.70	5.73	—	—
6/30/2010	12.04	(0.03)	0.61	0.58	—	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Annualized.
(f)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $0.01 per share.

102	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.06)	$—		$18.78		16.40%	$10,154	1.41	%(e)	(0.02	)%(e)	53%
(0.04)	—		16.19		10.80	9,131	1.42		0.53		116
—	—		14.65		(18.93)	9,387	1.42		0.38		190
—	—		18.07		44.79	15,584	1.41		(0.23)		130
—	—		12.48	(f)	4.44 (f)	12,147	1.43		(0.61)		165
(0.64)	—	(g)	11.95		(51.07)	11,395	1.47		(0.13)		158

$— (d)	$—		$17.86		15.90%	$4,287	2.16	%(e)	(0.77	)%(e)	53%
— (d)	—		15.41		9.99	4,181	2.17		(0.25)		116
—	—		14.01		(19.53)	5,678	2.17		(0.38)		190
—	—		17.41		43.65	10,645	2.16		(0.97)		130
—	—		12.12	(f)	3.59 (f)	7,563	2.18		(1.37)		165
(0.61)	—	(g)	11.69		(51.37)	8,187	2.22		(0.87)		158

$(0.07)	$—		$18.78		16.35%	$3,134	1.41	%(e)	(0.03	)%(e)	53%
(0.03)	—		16.20		10.75	2,556	1.42		0.51		116
—	—		14.65		(18.88)	3,235	1.42		0.37		190
—	—		18.06		44.71	5,747	1.41		(0.23)		130
—	—		12.48	(f)	4.44 (f)	5,037	1.43		(0.60)		165
(0.65)	—	(g)	11.94		(51.08)	6,093	1.47		(0.16)		158

$(0.13)	$—		$18.99		16.52%	$992	1.16	%(e)	0.19	%(e)	53%
(0.06)	—		16.41		11.06	435	1.17		0.76		116
—	—		14.83		(18.74)	594	1.17		0.65		190
—	—		18.25		45.19	890	1.17		0.04		130
—	—		12.57	(f)	4.66 (f)	384	1.17		(0.35)		165
(0.74)	—	(g)	12.01		(46.30)	423	1.14	(e)	0.66	(e)	158

$(0.13)	$—		$19.09		16.58%	$30,294	1.06	%(e)	0.32	%(e)	53%
(0.10)	—		16.49		11.14	24,612	1.07		0.86		116
—	—		14.93		(18.64)	21,372	1.07		0.78		190
—	—		18.35		45.40	24,744	1.07		0.15		130
—	—		12.62	(f)	4.82 (f)	10,235	1.07		(0.23)		165
(0.71)	—	(g)	12.04		(50.88)	8,352	1.07		0.31		158

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	103

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
12/31/2013+	$34.59	$(0.17)	$7.74	$7.57	$—	$—
6/30/2013	27.95	(0.13)	6.77	6.64	—	—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)	—
6/30/2010	15.81	(0.15)	3.35	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(f)
Class B
12/31/2013+	$31.83	$(0.28)	$7.09	$6.81	$—	$—
6/30/2013	25.91	(0.36)	6.28	5.92	—	—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (f)	—
6/30/2010	14.97	(0.29)	3.18	2.89	—	—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—	—	(f)
Class C
12/31/2013+	$31.81	$(0.29)	$7.11	$6.82	$—	$—
6/30/2013	25.90	(0.34)	6.25	5.91	—	—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (f)	—
6/30/2010	14.96	(0.28)	3.17	2.89	—	—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—	—	(f)
Class D
12/31/2013+	$34.55	$(0.17)	$7.73	$7.56	$—	$—
6/30/2013	27.92	(0.13)	6.76	6.63	—	—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)	—
6/30/2010	15.81	(0.16)	3.36	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(f)
Class P
12/31/2013+	$36.14	$(0.13)	$8.09	$7.96	$—	$—
6/30/2013	29.13	(0.03)	7.04	7.01	—	—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)	—
6/30/2010	16.37	(0.11)	3.48	3.37	—	—
7/7/2008* - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—	—	(f)
Institutional Class
12/31/2013+	$36.26	$(0.10)	$8.11	$8.01	$—	$—
6/30/2013	29.20	0.02	7.04	7.06	—	—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)	—
6/30/2010	16.37	(0.09)	3.48	3.39	—	—
6/30/2009	26.32	—(f )	(9.95)	(9.95)	—	—	(f)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

104	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$—		$42.16	21.88%	$46,059	1.61	%(d)	1.61	%(d)	(0.85	)%(d)	32%
—		—		34.59	23.76	34,054	1.61		1.61		(0.41)		108
—		—		27.95	(4.48)	27,103	1.59		1.64		(0.70)		80
(0.05)		—		29.26	54.21	31,511	1.59		1.71		(0.43)		116
—		—	(e)	19.01	20.24	23,236	1.68		1.73		(0.77)		166
—	(f)	—	(e)	15.81	(38.07)	21,515	1.77		1.79		(0.47)		124

$—		$—		$38.64	21.39%	$1,230	2.36	%(d)	2.36	%(d)	(1.59	)%(d)	32%
—		—		31.83	22.85	1,267	2.36		2.36		(1.25)		108
—		—		25.91	(5.23)	3,145	2.34		2.39		(1.53)		80
—	(f)	—		27.34	53.08	8,047	2.34		2.46		(1.18)		116
—		—	(e)	17.86	19.30	8,108	2.43		2.48		(1.57)		166
—	(f)	—	(e)	14.97	(38.52)	11,064	2.52		2.54		(1.22)		124

$—		$—		$38.63	21.44%	$19,220	2.36	%(d)	2.36	%(d)	(1.60	)%(d)	32%
—		—		31.81	22.82	12,948	2.36		2.36		(1.16)		108
—		—		25.90	(5.20)	11,898	2.34		2.39		(1.46)		80
—	(f)	—		27.32	53.05	15,205	2.34		2.46		(1.17)		116
—		—	(e)	17.85	19.32	10,860	2.43		2.48		(1.54)		166
—	(f)	—	(e)	14.96	(38.51)	11,267	2.52		2.54		(1.22)		124

$—		$—		$42.11	21.88%	$37,226	1.61	%(d)	1.61	%(d)	(0.85	)%(d)	32%
—		—		34.55	23.75	18,732	1.61		1.61		(0.41)		108
—		—		27.92	(4.48)	18,409	1.59		1.64		(0.69)		80
(0.07)		—		29.23	54.21	19,567	1.59		1.71		(0.44)		116
—		—	(e)	19.01	20.24	13,231	1.68		1.73		(0.79)		166
—	(f)	—	(e)	15.81	(38.07)	14,257	1.77		1.79		(0.45)		124

$—		$—		$44.10	22.03%	$5,847	1.36	%(d)	1.36	%(d)	(0.61	)%(d)	32%
—		—		36.14	24.06	2,419	1.36		1.36		(0.09)		108
—		—		29.13	(4.24)	1,339	1.34		1.39		(0.45)		80
(0.08)		—		30.42	54.55	1,538	1.34		1.46		(0.15)		116
—		—	(e)	19.74	20.59	521	1.42		1.47		(0.55)		166
—	(f)	—	(e)	16.37	(35.22)	759	1.39	(d)	1.43	(d)	0.36	(d)	124

$—		$—		$44.27	22.09%	$53,239	1.26	%(d)	1.26	%(d)	(0.50	)%(d)	32%
—		—		36.26	24.18	32,643	1.26		1.26		0.07		108
—		—		29.20	(4.14)	13,896	1.24		1.29		(0.33)		80
(0.10)		—		30.46	54.69	15,483	1.24		1.36		(0.06)		116
—		—	(e)	19.76	20.71	10,756	1.32		1.37		(0.42)		166
—	(f)	—	(e)	16.37	(37.80)	10,743	1.36		1.38		(0.01)		124

(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	105

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2013+	$12.02	$0.16	$1.18	$1.34	$(0.18)	$(0.35)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)
Class C
12/31/2013+	$11.59	$0.11	$1.13	$1.24	$(0.16)	$(0.35)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)
Class D
12/31/2013+	$12.07	$0.16	$1.18	$1.34	$(0.17)	$(0.35)
6/30/2013	11.59	0.35	1.18	1.53	(0.35)	(0.70)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)	(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)
Class R
12/31/2013+	$12.08	$0.15	$1.18	$1.33	$(0.17)	$(0.35)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
12/31/2013+	$12.15	$0.18	$1.18	$1.36	$(0.18)	$(0.35)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)
7/7/2008* - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)
Institutional Class
12/31/2013+	$12.20	$0.19	$1.18	$1.37	$(0.18)	$(0.35)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

106	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.53)	$—		$12.83		11.31%	$670,066	1.30	%(d)	2.60	%(d)	53%
(1.05)	—		12.02	(e)	13.63 (e)	473,578	1.32		2.88		193
(1.07)	—		11.55		(0.22)	349,492	1.31		3.10		129
(1.07)	—		12.69		24.66	320,215	1.31		2.91		192
(1.04)	—		11.10		18.87	79,686	1.32		3.75		186
(1.44)	—	(f)	10.22		(14.38)	13,246	1.30		4.99		159

$(0.51)	$—		$12.32		10.90%	$660,817	2.05	%(d)	1.84	%(d)	53%
(1.02)	—		11.59	(e)	12.78 (e)	482,554	2.07		2.13		193
(1.03)	—		11.23		(1.01)	340,815	2.06		2.36		129
(1.04)	—		12.42		23.77	265,737	2.06		2.14		192
(1.04)	—		10.93		17.90	40,389	2.06		3.01		186
(1.38)	—	(f)	10.14		(14.97)	4,416	2.05		4.47		159

$(0.52)	$—		$12.89		11.35%	$39,971	1.30	%(d)	2.58	%(d)	53%
(1.05)	—		12.07	(e)	13.65 (e)	32,117	1.32		2.92		193
(1.07)	—		11.59		(0.22)	37,672	1.31		3.09		129
(1.08)	—		12.73		24.59	37,456	1.31		2.87		192
(1.07)	—		11.13		18.84	4,103	1.32		3.76		186
(1.44)	—	(f)	10.27		(14.36)	491	1.28		4.56		159

$(0.52)	$—		$12.89		11.22%	$3,461	1.55	%(d)	2.33	%(d)	53%
(1.04)	—		12.08	(e)	13.38 (e)	2,547	1.57		2.61		193
(1.06)	—		11.62		(0.50)	1,338	1.54		2.94		129
(0.34)	—		12.78		(0.84)	10	1.56	(d)	2.28	(d)	192

$(0.53)	$—		$12.98		11.40%	$297,622	1.05	%(d)	2.84	%(d)	53%
(1.06)	—		12.15	(e)	13.97 (e)	212,734	1.07		3.13		193
(1.09)	—		11.64		(0.01)	156,842	1.06		3.37		129
(1.09)	—		12.77		25.06	81,471	1.06		3.16		192
(1.09)	—		11.14		19.11	12,979	1.07		4.01		186
(1.46)	—		10.27		(12.86)	44	1.01	(d)	5.73	(d)	159

$(0.53)	$—		$13.04		11.45%	$149,935	0.95	%(d)	2.93	%(d)	53%
(1.06)	—		12.20	(e)	14.14 (e)	126,146	0.97		3.23		193
(1.09)	—		11.67		0.04	106,346	0.96		3.46		129
(1.09)	—		12.80		25.15	59,812	0.96		3.30		192
(1.08)	—		11.16		19.26	24,362	0.96		4.13		186
(1.47)	—	(f)	10.27		(14.03)	28,853	0.92		5.68		159

(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility:
Class A
12/31/2013+	$13.39	$0.13	$1.03	$1.16	$(0.39)
6/30/2013	12.46	0.33	1.10	1.43	(0.50)
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
6/30/2010	11.15	0.17	0.14	0.31	(0.33)
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)
Class C
12/31/2013+	$13.29	$0.08	$1.01	$1.09	$(0.26)
6/30/2013	12.36	0.22	1.09	1.31	(0.38)
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
6/30/2010	11.03	0.07	0.15	0.22	(0.24)
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)
Class D
12/31/2013+	$13.35	$0.13	$1.03	$1.16	$(0.38)
6/30/2013	12.43	0.34	1.08	1.42	(0.50)
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
6/30/2010	11.08	0.16	0.16	0.32	(0.35)
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)
Class R
12/31/2013+	$13.16	$0.11	$1.02	$1.13	$(0.30)
6/30/2013	12.27	0.30	1.07	1.37	(0.48)
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
6/30/2010	11.08	0.16	0.13	0.29	(0.35)
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)
Class P
12/31/2013+	$13.27	$0.15	$1.02	$1.17	$(0.42)
6/30/2013	12.35	0.35	1.10	1.45	(0.53)
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
6/30/2010	11.09	0.20	0.16	0.36	(0.41)
7/7/2008* - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)
Institutional Class
12/31/2013+	$13.33	$0.16	$1.02	$1.18	$(0.44)
6/30/2013	12.41	0.41	1.06	1.47	(0.55)
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)
6/30/2010	11.15	0.22	0.15	0.37	(0.40)
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)

108	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$14.16	8.71%	$18,541	0.96	%(d)	1.16	%(d)	1.87	%(d)	36%
—		13.39	11.60	16,031	0.96		1.16		2.44		100
—		12.46	(13.15)	16,615	1.17		1.28		2.07		170
—		14.72	34.43	25,783	1.33		1.36		1.33		240
—	(e)	11.13	2.50	24,443	1.41		1.41		1.35		162
—	(e)	11.15	(37.92)	38,008	1.48		1.48		1.61		197

$—		$14.12	8.28%	$10,504	1.71	%(d)	1.91	%(d)	1.15	%(d)	36%
—		13.29	10.73	10,774	1.71		1.91		1.65		100
—		12.36	(13.78)	12,477	1.92		2.03		1.25		170
—		14.56	33.37	21,252	2.08		2.11		0.52		240
—	(e)	11.01	1.78	22,865	2.16		2.16		0.58		162
—	(e)	11.03	(38.39)	35,034	2.24		2.24		0.93		197

$—		$14.13	8.78%	$1,027	0.96	%(d)	1.16	%(d)	1.91	%(d)	36%
—		13.35	11.57	1,007	0.96		1.16		2.53		100
—		12.43	(13.38)	894	1.17		1.28		2.00		170
—		14.66	34.46	1,604	1.34		1.37		1.04		240
—	(e)	11.05	2.52	3,772	1.41		1.41		1.31		162
—	(e)	11.08	(37.94)	5,440	1.48		1.48		1.79		197

$—		$13.99	8.63%	$68	1.21	%(d)	1.41	%(d)	1.65	%(d)	36%
—		13.16	11.29	103	1.21		1.41		2.31		100
—		12.27	(13.39)	81	1.42		1.53		1.98		170
—		14.53	34.05	83	1.58		1.61		1.18		240
—	(e)	11.02	2.33	56	1.65		1.65		1.26		162
—	(e)	11.08	(38.09)	38	1.73		1.73		1.88		197

$—		$14.02	8.88%	$613	0.71	%(d)	0.91	%(d)	2.14	%(d)	36%
—		13.27	11.89	606	0.71		0.91		2.67		100
—		12.35	(13.00)	676	0.92		1.03		2.11		170
—		14.59	34.92	1,438	1.09		1.12		1.40		240
—	(e)	11.04	2.78	1,326	1.14		1.14		1.62		162
—	(e)	11.09	(35.70)	2,076	1.14	(d)	1.14	(d)	4.93	(d)	197

$—		$14.07	8.90%	$52,630	0.61	%(d)	0.81	%(d)	2.24	%(d)	36%
—		13.33	12.00	47,801	0.61		0.81		3.06		100
—		12.41	(12.89)	35,837	0.82		0.93		2.62		170
—		14.69	34.99	37,737	0.98		1.01		1.51		240
—	(e)	11.12	2.86	42,812	1.04		1.04		1.73		162
—	(e)	11.15	(37.67)	54,566	1.08		1.08		2.38		197

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility (cont’d)
Administrative Class
12/31/2013+	$13.95	$0.15	$1.07	$1.22	$(0.40)
6/30/2013	12.97	0.36	1.14	1.50	(0.52)
6/30/2012	15.33	0.29	(2.32)	(2.03)	(0.33)
6/30/2011	11.60	0.22	3.79	4.01	(0.28)
6/30/2010	11.62	0.21	0.14	0.35	(0.37)
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

110	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$14.77	8.80%	$11	0.86	%(d)	1.06	%(d)	1.99	%(d)	36%
—		13.95	11.69	10	0.86		1.06		2.60		100
—		12.97	(13.09)	9	1.07		1.18		2.25		170
—		15.33	34.57	11	1.23		1.26		1.53		240
—	(e)	11.60	2.73	8	1.29		1.29		1.58		162
—	(e)	11.62	(37.85)	7	1.33		1.33		2.16		197

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Large-Cap Growth:
Class A
12/31/2013+	$14.10	$0.02	$2.75	$2.77	$(0.09)	$(10.29)
6/30/2013	13.76	0.10	1.66	1.76	(0.14)	(1.28)
6/30/2012	13.94	0.03	(0.21)	(0.18)	— (e)	—
6/30/2011	10.83	— (f)	3.12	3.12	(0.01)	—
6/30/2010	10.07	— (f)	0.80	0.80	(0.04)	—
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)	(0.22)
Class B
12/31/2013+	$13.15	$(0.03)	$2.53	$2.50	$(0.06)	$(10.29)
6/30/2013	12.88	(0.01)	1.56	1.55	— (e)	(1.28)
6/30/2012	13.15	(0.07)	(0.20)	(0.27)	— (e)	—
6/30/2011	10.29	(0.09)	2.95	2.86	— (e)	—
6/30/2010	9.61	(0.08)	0.76	0.68	— (e)	—
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—	(0.22)
Class C
12/31/2013+	$13.13	$(0.03)	$2.52	$2.49	$(0.07)	$(10.29)
6/30/2013	12.91	(0.01)	1.56	1.55	(0.05)	(1.28)
6/30/2012	13.18	(0.06)	(0.21)	(0.27)	— (e)	—
6/30/2011	10.31	(0.09)	2.96	2.87	— (e)	—
6/30/2010	9.63	(0.08)	0.76	0.68	— (e)	—
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—	(0.22)
Class D
12/31/2013+	$14.24	$0.02	$2.77	$2.79	$(0.09)	$(10.29)
6/30/2013	13.75	0.08	1.69	1.77	— (e)	(1.28)
6/30/2012	13.94	0.03	(0.22)	(0.19)	— (e)	—
6/30/2011	10.83	— (f)	3.11	3.11	— (e)	—
6/30/2010	10.06	— (f)	0.81	0.81	(0.04)	—
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)	(0.22)
Class R
12/31/2013+	$13.99	$0.01	$2.72	$2.73	$— (e)	$(10.29)
6/30/2013	13.67	0.05	1.67	1.72	(0.12)	(1.28)
6/30/2012	13.89	— (f)	(0.22)	(0.22)	— (e)	—
6/30/2011	10.82	(0.04)	3.11	3.07	— (e)	—
6/30/2010	10.05	(0.03)	0.81	0.78	(0.01)	—
6/30/2009	12.91	0.02	(2.66)	(2.64)	—	(0.22)
Class P
12/31/2013+	$14.43	$0.04	$2.81	$2.85	$(0.10)	$(10.29)
6/30/2013	14.01	0.12	1.72	1.84	(0.14)	(1.28)
6/30/2012	14.17	0.05	(0.21)	(0.16)	— (e)	—
6/30/2011	11.00	0.03	3.18	3.21	(0.04)	—
6/30/2010	10.23	0.03	0.81	0.84	(0.07)	—
7/7/2008* - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)	(0.22)

112	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(10.38)	$—		$6.49		22.69%	$22,165	1.06	%(d)	1.11	%(d)	0.30	%(d)	17%
(1.42)	—		14.10		14.03	22,365	1.08		1.11		0.73		54
— (e)	—		13.76		(1.29)	52,349	1.11		1.11		0.25		46
(0.01)	—		13.94		28.78	63,840	1.11		1.11		0.01		69
(0.04)	—	(f)	10.83	(g)	7.90 (g)	49,858	1.11		1.11		0.03		45
(0.25)	—	(f)	10.07		(19.87)	38,641	1.12		1.12		0.40		61

$(10.35)	$—		$5.30		22.29%	$695	1.81	%(d)	1.86	%(d)	(0.45	)%(d)	17%
(1.28)	—		13.15		13.16	837	1.83		1.86		(0.11)		54
— (e)	—		12.88		(2.05)	1,267	1.86		1.86		(0.54)		46
— (e)	—		13.15		27.79	3,114	1.86		1.86		(0.76)		69
— (e)	—	(f)	10.29	(g)	7.09 (g)	4,533	1.86		1.86		(0.73)		45
(0.22)	—	(f)	9.61		(20.47)	4,714	1.87		1.87		(0.36)		61

$(10.36)	$—		$5.26		22.29%	$6,410	1.81	%(d)	1.86	%(d)	(0.45	)%(d)	17%
(1.33)	—		13.13		13.15	6,459	1.83		1.86		(0.11)		54
— (e)	—		12.91		(2.05)	6,910	1.86		1.86		(0.51)		46
— (e)	—		13.18		27.84	9,801	1.86		1.86		(0.74)		69
— (e)	—	(f)	10.31	(g)	7.08 (g)	8,145	1.86		1.86		(0.72)		45
(0.22)	—	(f)	9.63		(20.50)	6,151	1.87		1.87		(0.35)		61

$(10.38)	$—		$6.65		22.73%	$4,349	1.06	%(d)	1.11	%(d)	0.30	%(d)	17%
(1.28)	—		14.24		13.99	3,841	1.08		1.11		0.59		54
— (e)	—		13.75		(1.36)	28,042	1.11		1.11		0.25		46
— (e)	—		13.94		28.76	35,106	1.11		1.11		—	(h)	69
(0.04)	—	(f)	10.83	(g)	7.91 (g)	32,173	1.11		1.11		0.03		45
(0.24)	—	(f)	10.06		(19.88)	20,748	1.12		1.12		0.39		61

$(10.29)	$—		$6.43		22.74%	$34	1.31	%(d)	1.36	%(d)	0.08	%(d)	17%
(1.40)	—		13.99		13.75	41	1.33		1.36		0.40		54
— (e)	—		13.67		(1.58)	362	1.36		1.36		0.01		46
— (e)	—		13.89		28.37	374	1.36		1.36		(0.30)		69
(0.01)	—	(f)	10.82	(g)	7.73 (g)	4,376	1.36		1.36		(0.23)		45
(0.22)	—	(f)	10.05		(20.13)	3,980	1.37		1.37		0.16		61

$(10.39)	$—		$6.89		22.84%	$298	0.81	%(d)	0.86	%(d)	0.56	%(d)	17%
(1.42)	—		14.43		14.35	375	0.83		0.86		0.86		54
— (e)	—		14.01		(1.13)	444	0.86		0.86		0.40		46
(0.04)	—		14.17		29.06	2,692	0.86		0.86		0.25		69
(0.07)	—	(f)	11.00	(g)	8.28 (g)	2,433	0.85		0.85		0.29		45
(0.31)	—	(f)	10.23		(17.98)	2,216	0.81	(d)	0.81	(d)	0.84	(d)	61

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Large-Cap Growth (cont’d)
Institutional Class
12/31/2013+	$14.45	$0.05	$2.82	$2.87	$(0.09)	$(10.29)
6/30/2013	14.06	0.15	1.71	1.86	(0.19)	(1.28)
6/30/2012	14.23	0.08	(0.22)	(0.14)	(0.03)	—
6/30/2011	11.04	0.05	3.18	3.23	(0.04)	—
6/30/2010	10.25	0.05	0.81	0.86	(0.07)	—
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)	(0.22)
Administrative Class
12/31/2013+	$14.28	$0.03	$2.79	$2.82	$— (e)	$(10.29)
6/30/2013	13.88	0.10	1.69	1.79	(0.11)	(1.28)
6/30/2012	14.05	0.05	(0.22)	(0.17)	— (e)	—
6/30/2011	10.92	0.01	3.15	3.16	(0.03)	—
6/30/2010	10.15	0.02	0.81	0.83	(0.06)	—
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)	(0.22)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.
(g)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(h)	Less than 0.005%.

114	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(10.38)	$—		$6.94		22.91%	$46,708	0.71	%(d)	0.76	%(d)	0.70	%(d)	17%
(1.47)	—		14.45		14.46	135,114	0.73		0.76		1.06		54
(0.03)	—		14.06		(1.00)	251,305	0.76		0.76		0.60		46
(0.04)	—		14.23		29.30	313,932	0.76		0.76		0.36		69
(0.07)	—	(f)	11.04	(g)	8.26 (g)	246,783	0.75		0.75		0.39		45
(0.29)	—	(f)	10.25		(19.53)	240,441	0.72		0.72		0.80		61

$(10.29)	$—		$6.81		22.84%	$994	0.96	%(d)	1.01	%(d)	0.42	%(d)	17%
(1.39)	—		14.28		14.07	1,277	0.98		1.01		0.72		54
— (e)	—		13.88		(1.21)	34,556	1.01		1.01		0.35		46
(0.03)	—		14.05		28.92	37,017	1.01		1.01		0.11		69
(0.06)	—	(f)	10.92	(g)	8.10 (g)	33,725	1.00		1.00		0.14		45
(0.27)	—	(f)	10.15		(19.78)	16,555	0.97		0.97		0.56		61

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
12/31/2013+	$3.20	$— (d)	$0.56	$0.56	$—		$—
6/30/2013	2.83	— (d)	0.60	0.60	—		(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(d)	—
6/30/2010	1.95	(0.01)	0.42	0.41	—	(d)	—
6/30/2009	2.67	— (d)	(0.71)	(0.71)	—		(0.01)
Class B
12/31/2013+	$2.93	$(0.01)	$0.51	$0.50	$—		$—
6/30/2013	2.63	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—		(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(d)	—
6/30/2010	1.86	(0.03)	0.40	0.37	—	(d)	—
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)
Class C
12/31/2013+	$2.92	$(0.01)	$0.51	$0.50	$—		$—
6/30/2013	2.62	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—		(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(d)	—
6/30/2010	1.85	(0.03)	0.40	0.37	—	(d)	—
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)
Class D
12/31/2013+	$3.25	$— (d)	$0.58	$0.58	$—		$—
6/30/2013	2.88	— (d)	0.60	0.60	—		(0.23)
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(d)	—
6/30/2010	1.98	(0.01)	0.42	0.41	—	(d)	—
6/30/2009	2.70	— (d)	(0.71)	(0.71)	—		(0.01)
Class R
12/31/2013+	$3.20	$(0.01)	$0.57	$0.56	$—		$—
6/30/2013	2.84	(0.01)	0.60	0.59	—		(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—		(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(d)	—
6/30/2010	1.97	(0.02)	0.43	0.41	—	(d)	—
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)
Class P
12/31/2013+	$3.45	$— (g)	$0.62	$0.62	$—		$—
6/30/2013	3.03	0.01	0.64	0.65	—		(0.23)
4/2/2012* - 6/30/2012	3.40	— (g)	(0.37)	(0.37)	—		—

116	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—		$3.76		17.50%		$107,440	1.13	%(e)	(0.15	)%(e)	34%
(0.23)	—		3.20	(f)	22.89	(f)	95,365	1.13		(0.02)		76
(0.10)	—		2.83	(f)	(10.52	)(f)	95,731	1.13		(0.24)		303
— (d)	—		3.28	(f)	39.17	(f)	11,498	1.13		(0.46)		133
— (d)	—		2.36		21.03		5,496	1.14		(0.46)		110
(0.01)	—	(g)	1.95		(26.34)		2,608	1.14		(0.20)		139

$—	$—		$3.43		17.06%		$1,161	1.88	%(e)	(0.92	)%(e)	34%
(0.23)	—		2.93	(f)	21.90	(f)	1,257	1.88		(0.79)		76
(0.10)	—		2.63	(f)	(11.21	)(f)	2,320	1.88		(1.15)		303
— (d)	—		3.08	(f)	38.12	(f)	2,344	1.88		(1.19)		133
— (d)	—		2.23		19.90		1,950	1.89		(1.19)		110
(0.01)	—	(g)	1.86		(26.98)		1,260	1.89		(0.96)		139

$—	$—		$3.42		17.12%		$195,959	1.88	%(e)	(0.90	)%(e)	34%
(0.23)	—		2.92	(f)	21.99	(f)	176,602	1.88		(0.76)		76
(0.10)	—		2.62	(f)	(10.97	)(f)	173,734	1.88		(0.91)		303
— (d)	—		3.06	(f)	37.84	(f)	5,942	1.88		(1.21)		133
— (d)	—		2.22		20.01		2,964	1.89		(1.19)		110
(0.01)	—	(g)	1.85		(27.09)		2,042	1.88		(0.95)		139

$—	$—		$3.83		17.85%		$1,765	1.13	%(e)	(0.15	)%(e)	34%
(0.23)	—		3.25	(f)	22.46	(f)	1,526	1.13		(0.02)		76
(0.10)	—		2.88	(f)	(10.35	)(f)	1,858	1.13		(0.40)		303
— (d)	—		3.33	(f)	39.38	(f)	1,807	1.13		(0.45)		133
— (d)	—		2.39		20.80		1,421	1.14		(0.43)		110
(0.01)	—	(g)	1.98		(26.32)		638	1.14		(0.21)		139

$—	$—		$3.76		17.50%		$2,740	1.38	%(e)	(0.41	)%(e)	34%
(0.23)	—		3.20	(f)	22.46	(f)	2,398	1.38		(0.23)		76
(0.10)	—		2.84	(f)	(10.49	)(f)	1,332	1.38		(0.68)		303
— (d)	—		3.29	(f)	38.98	(f)	1,832	1.38		(0.71)		133
— (d)	—		2.38		20.41		619	1.38		(0.68)		110
(0.01)	—	(g)	1.97		(26.42)		76	1.38		(0.36)		139

$—	$—		$4.07		17.97%		$1,251	0.88	%(e)	0.10	%(e)	34%
(0.23)	—		3.45	(f)	23.02	(f)	1,077	0.88		0.21		76
—	—		3.03	(f)	(10.88	)(f)	1,405	0.88	(e)	0.14	(e)	303

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap (cont’d)
Institutional Class
12/31/2013+	$3.46	$—	(g)	$0.61	$0.61	$—		$—
6/30/2013	3.03	0.01		0.65	0.66	—		(0.23)
6/30/2012	3.49	—	(d)	(0.36)	(0.36)	—		(0.10)
6/30/2011	2.51	—	(d)	0.99	0.99	(0.01)		—
6/30/2010	2.07	—	(d)	0.44	0.44	—	(d)	—
6/30/2009	2.81	—	(g)	(0.73)	(0.73)	—		(0.01)
Administrative Class
12/31/2013+	$3.32	$—	(d)	$0.58	$0.58	$—		$—
6/30/2013	2.92	—	(d)	0.63	0.63	—		(0.23)
6/30/2012	3.37	(0.01)		(0.34)	(0.35)	—		(0.10)
6/30/2011	2.43	(0.01)		0.96	0.95	(0.01)		—
6/30/2010	2.01	(0.01)		0.43	0.42	—	(d)	—
6/30/2009	2.74	—	(d)	(0.72)	(0.72)	—		(0.01)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Annualized.
(f)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $0.01 per share.

118	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—		$4.07		17.63%		$34,129	0.78	%(e)	0.19	%(e)	34%
(0.23)	—		3.46	(f)	23.38	(f)	33,050	0.78		0.41		76
(0.10)	—		3.03	(f)	(10.17	)(f)	51,878	0.78		(0.06)		303
(0.01)	—		3.49	(f)	39.90	(f)	55,460	0.78		(0.09)		133
— (d)	—		2.51		20.93		40,206	0.78		(0.08)		110
(0.01)	—	(g)	2.07		(26.00)		35,085	0.74		0.19		139

$—	$—		$3.90		17.47%		$970	1.03	%(e)	(0.04	)%(e)	34%
(0.23)	—		3.32	(f)	23.21	(f)	1,453	1.03		(0.06)		76
(0.10)	—		2.92	(f)	(10.23	)(f)	3,588	1.03		(0.32)		303
(0.01)	—		3.37	(f)	39.11	(f)	2,923	1.03		(0.35)		133
— (d)	—		2.43		20.92		74	1.03		(0.28)		110
(0.01)	—	(g)	2.01		(26.30)		11	0.99		(0.16)		139

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value:
Class A
12/31/2013+	$12.69	$0.09	$1.75	$1.84	$(0.22)
6/30/2013	10.83	0.21	1.87	2.08	(0.22)
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)
Class B
12/31/2013+	$12.40	$0.04	$1.71	$1.75	$(0.06)
6/30/2013	10.54	0.12	1.83	1.95	(0.09)
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)
Class C
12/31/2013+	$12.12	$0.04	$1.67	$1.71	$(0.13)
6/30/2013	10.35	0.12	1.78	1.90	(0.13)
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)
Class D
12/31/2013+	$12.86	$0.09	$1.78	$1.87	$(0.18)
6/30/2013	10.98	0.23	1.87	2.10	(0.22)
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)
Class P
12/31/2013+	$12.95	$0.11	$1.78	$1.89	$(0.25)
6/30/2013	11.05	0.24	1.91	2.15	(0.25)
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
7/7/2008* - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)
Institutional Class
12/31/2013+	$13.54	$0.13	$1.86	$1.99	$(0.27)
6/30/2013	11.55	0.26	2.00	2.26	(0.27)
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (f)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)

120	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$14.31	14.54%	$13,456	1.31	%(d)	1.37	%(d)	6%
—		12.69	19.42	11,727	1.31		1.79		38
—		10.83	(1.32)	12,026	1.31		1.81		36
—		11.16	36.26	12,477	1.32		1.99		68
—		8.40	23.50	7,819	1.32		2.21		17
—	(e)	6.97	(34.71)	5,612	1.33		3.27		71

$—		$14.09	14.10%	$355	2.06	%(d)	0.59	%(d)	6%
—		12.40	18.65	460	2.06		1.03		38
—		10.54	(2.13)	630	2.06		1.01		36
—		10.83	35.34	1,249	2.07		1.23		68
—		8.13	22.65	1,300	2.07		1.39		17
—	(e)	6.75	(35.18)	1,682	2.08		2.54		71

$—		$13.70	14.10%	$7,179	2.06	%(d)	0.62	%(d)	6%
—		12.12	18.54	6,533	2.06		1.04		38
—		10.35	(2.08)	6,347	2.06		1.06		36
—		10.68	35.18	6,397	2.07		1.20		68
—		8.05	22.64	4,559	2.07		1.41		17
—	(e)	6.69	(35.26)	4,366	2.08		2.57		71

$—		$14.55	14.56%	$1,656	1.31	%(d)	1.36	%(d)	6%
—		12.86	19.37	1,770	1.31		1.90		38
—		10.98	(1.35)	1,431	1.31		1.77		36
—		11.31	36.35	2,339	1.32		1.99		68
—		8.50	23.55	1,772	1.32		2.15		17
—	(e)	7.05	(34.71)	1,794	1.33		3.26		71

$—		$14.59	14.64%	$3,652	1.06	%(d)	1.63	%(d)	6%
—		12.95	19.74	3,273	1.06		2.04		38
—		11.05	(1.03)	2,760	1.06		2.09		36
—		11.40	36.63	1,231	1.07		2.20		68
—		8.57	23.71	724	1.05		2.41		17
—	(e)	7.12	(32.14)	711	0.99	(d)	5.56	(d)	71

$—		$15.26	14.73%	$709	0.96	%(d)	1.71	%(d)	6%
—		13.54	19.85	514	0.96		2.11		38
—		11.55	(1.01)	321	0.96		2.34		36
—		11.91	36.74	20	0.97		2.22		68
—		8.71	23.93	987	0.95		2.48		17
—	(e)	7.22	(34.36)	2,322	0.93		3.38		71

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value (cont’d)
Administrative Class
12/31/2013+	$13.12	$0.10	$1.81	$1.91	$(0.23)
6/30/2013	11.20	0.23	1.92	2.15	(0.23)
6/30/2012	11.53	0.21	(0.35)	(0.14)	(0.19)
6/30/2011	8.67	0.22	2.90	3.12	(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)

*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

122	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$14.80	14.60%	$28	1.21	%(d)	1.47	%(d)	6%
—		13.12	19.50	24	1.21		1.89		38
—		11.20	(1.15)	20	1.21		1.91		36
—		11.53	36.32	20	1.22		2.08		68
—		8.67	23.65	15	1.20		2.31		17
—	(e)	7.19	(34.53)	12	1.18		3.47		71

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
12/31/2013+	$14.14	$0.15	$1.78	$1.93	$(0.17)	$—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	—
6/30/2011	9.39	0.31	2.63	2.94	(0.32)	—
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)
Class B
12/31/2013+	$14.36	$0.09	$1.80	$1.89	$(0.09)	$—
6/30/2013	11.99	0.23	2.28	2.51	(0.14)	—
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)	—
6/30/2011	9.46	0.22	2.65	2.87	(0.22)	—
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)
Class C
12/31/2013+	$14.27	$0.09	$1.80	$1.89	$(0.11)	$—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	—
6/30/2011	9.43	0.23	2.62	2.85	(0.23)	—
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)
Class D
12/31/2013+	$14.22	$0.15	$1.79	$1.94	$(0.17)	$—
6/30/2013	11.91	0.33	2.26	2.59	(0.28)	—
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)	—
6/30/2011	9.41	0.32	2.62	2.94	(0.32)	—
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)
Class R
12/31/2013+	$14.12	$0.13	$1.78	$1.91	$(0.15)	$—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	—
6/30/2011	9.37	0.28	2.61	2.89	(0.29)	—
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)
Class P
12/31/2013+	$14.21	$0.16	$1.80	$1.96	$(0.18)	$—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	—
6/30/2011	9.46	0.35	2.63	2.98	(0.35)	—
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—
7/7/2008* - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)

124	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$—		$15.90		13.67%		$1,839,890	1.05	%(d)	1.05	%(d)	1.91	%(d)	12%
(0.31)	—		14.14		21.88		1,683,290	1.06		1.06		2.52		32
(0.32)	—		11.87		1.67		1,657,689	1.06		1.06		2.66		42
(0.32)	—		12.01		31.56		1,744,973	1.06		1.06		2.77		38
(0.35)	—	(e)	9.39		13.14		1,544,800	1.06		1.06		3.47		34
(1.01)	—	(e)	8.59	(f)(g)	(34.68	)(f)(g)	1,734,204	1.05		1.05		3.88		43

$(0.09)	$—		$16.16		13.21%		$14,996	1.80	%(d)	1.80	%(d)	1.18	%(d)	12%
(0.14)	—		14.36		21.00		21,647	1.81		1.81		1.75		32
(0.22)	—		11.99		0.92		32,940	1.81		1.81		1.87		42
(0.22)	—		12.11		30.55		60,863	1.81		1.81		1.99		38
(0.20)	—	(e)	9.46		12.34		78,691	1.81		1.81		2.68		34
(0.93)	—	(e)	8.59	(f)(h)	(35.17	)(f)(h)	122,648	1.80		1.80		3.02		43

$(0.11)	$—		$16.05		13.26%		$482,094	1.80	%(d)	1.80	%(d)	1.17	%(d)	12%
(0.15)	—		14.27		20.94		449,708	1.81		1.81		1.77		32
(0.23)	—		11.93		1.03		424,818	1.81		1.81		1.90		42
(0.23)	—		12.05		30.43		489,609	1.81		1.81		2.02		38
(0.21)	—	(e)	9.43		12.35		442,239	1.81		1.81		2.70		34
(0.93)	—	(e)	8.57	(f)(i)	(35.15	)(f)(i)	574,133	1.80		1.80		3.07		43

$(0.17)	$—		$15.99		13.66%		$282,346	1.05	%(d)	1.05	%(d)	1.91	%(d)	12%
(0.28)	—		14.22		21.90		271,376	1.06		1.06		2.52		32
(0.30)	—		11.91		1.64		264,166	1.06		1.06		2.60		42
(0.32)	—		12.03		31.53		842,689	1.06		1.06		2.80		38
(0.36)	—	(e)	9.41		13.16		517,086	1.06		1.06		3.43		34
(1.02)	—	(e)	8.61	(f)(j)	(34.67	)(f)(j)	700,909	1.05		1.05		4.26		43

$(0.15)	$—		$15.88		13.55%		$268,385	1.30	%(d)	1.30	%(d)	1.67	%(d)	12%
(0.26)	—		14.12		21.56		261,167	1.31		1.31		2.27		32
(0.29)	—		11.84		1.51		232,727	1.31		1.31		2.41		42
(0.29)	—		11.97		31.09		239,509	1.31		1.31		2.52		38
(0.32)	—	(e)	9.37		12.92		199,683	1.31		1.31		3.23		34
(0.99)	—	(e)	8.56	(f)(k)	(34.85	)(f)(k)	189,770	1.30		1.30		3.73		43

$(0.18)	$—		$15.99		13.88%		$1,418,591	0.80	%(d)	0.80	%(d)	2.16	%(d)	12%
(0.37)	—		14.21		22.11		1,247,867	0.81		0.81		2.77		32
(0.35)	—		11.96		2.00		1,122,084	0.81		0.81		2.91		42
(0.35)	—		12.09		31.81		1,173,849	0.81		0.81		3.08		38
(0.39)	—	(e)	9.46		13.49		222,202	0.80		0.80		3.72		34
(1.05)	—	(e)	8.66	(l)	(32.70	)(l)	325,300	0.77	(d)	0.77	(d)	4.91	(d)	43

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value (cont’d)
Institutional Class
12/31/2013+	$14.20	$0.17		$1.80	$1.97	$(0.19)	$—
6/30/2013	11.96	0.38		2.25	2.63	(0.39)	—
6/30/2012	12.09	0.35		(0.12)	0.23	(0.36)	—
6/30/2011	9.46	0.35		2.64	2.99	(0.36)	—
6/30/2010	8.67	0.39		0.82	1.21	(0.42)	—
6/30/2009	14.74	0.44		(5.46)	(5.02)	(0.42)	(0.63)
Administrative Class
12/31/2013+	$14.29	$0.15		$1.80	$1.95	$(0.17)	$—
6/30/2013	12.01	0.34		2.27	2.61	(0.33)	—
6/30/2012	12.14	0.32		(0.12)	0.20	(0.33)	—
6/30/2011	9.49	0.32		2.66	2.98	(0.33)	—
6/30/2010	8.69	0.37		0.81	1.18	(0.38)	—
6/30/2009	14.78	0.41		(5.47)	(5.06)	(0.40)	(0.63)
Class R6
12/19/2013* - 12/31/2013+	$15.62	$—	(e)	$0.36	$0.36	$—	$—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by less than 0.005%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.54%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

126	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$—		$15.98		13.95%		$3,964,110	0.70	%(d)	0.70	%(d)	2.26	%(d)	12%
(0.39)	—		14.20		22.25		3,751,107	0.71		0.71		2.87		32
(0.36)	—		11.96		2.11		3,051,582	0.71		0.71		3.03		42
(0.36)	—		12.09		31.89		2,390,240	0.71		0.71		3.13		38
(0.42)	—	(e)	9.46		13.63		1,797,484	0.70		0.70		3.85		34
(1.05)	—	(e)	8.67	(f)(m)	(34.42	)(f)(m)	1,699,111	0.67		0.67		4.37		43

$(0.17)	$—		$16.07		13.72%		$909,195	0.95	%(d)	0.95	%(d)	2.01	%(d)	12%
(0.33)	—		14.29		21.96		864,167	0.96		0.96		2.61		32
(0.33)	—		12.01		1.82		959,176	0.96		0.96		2.76		42
(0.33)	—		12.14		31.67		1,132,586	0.96		0.96		2.87		38
(0.38)	—	(e)	9.49		13.34		947,218	0.95		0.95		3.62		34
(1.03)	—	(e)	8.69	(f)(n)	(34.62	)(f)(n)	756,172	0.92		0.92		4.13		43

$—	$—		$15.98		2.30%		$10	0.65	%(d)	0.65	%(d)	0.54	%(d)	12%

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value:
Class A
12/31/2013+	$20.80	$0.11	$2.45	$2.56	$(0.24)	$—
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	—
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)	—
6/30/2011	16.97	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.19	0.30	1.77	2.07	(0.29)	—
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)
Class C
12/31/2013+	$20.62	$0.02	$2.44	$2.46	$(0.15)	$—
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	—
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)	—
6/30/2011	16.83	0.27	4.18	4.45	(0.26)	—
6/30/2010	15.09	0.16	1.76	1.92	(0.18)	—
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)
Class D
12/31/2013+	$20.77	$0.11	$2.45	$2.56	$(0.23)	$—
6/30/2013	18.78	0.45	1.82	2.27	(0.28)	—
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)	—
6/30/2011	16.95	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.18	0.25	1.82	2.07	(0.30)	—
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)
Class R
12/31/2013+	$20.87	$0.08	$2.46	$2.54	$(0.21)	$—
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	—
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)	—
6/30/2011	17.11	0.44	4.19	4.63	(0.39)	—
11/7/2009* - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)	—
Class P
12/31/2013+	$20.88	$0.14	$2.47	$2.61	$(0.27)	$—
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	—
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)	—
6/30/2011	17.07	0.57	4.14	4.71	(0.47)	—
6/30/2010	15.32	0.37	1.77	2.14	(0.39)	—
7/7/2008* - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)
Institutional Class
12/31/2013+	$20.88	$0.15	$2.47	$2.62	$(0.28)	$—
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	—
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)	—
6/30/2011	17.08	0.52	4.21	4.73	(0.48)	—
6/30/2010	15.32	0.38	1.77	2.15	(0.39)	—
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)

128	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$—		$23.12	12.32%	$914,107	1.22	%(d)	1.29	%(d)	0.96	%(d)	21%
(0.28)	—		20.80	12.08	855,773	1.22		1.30		2.10		19
(0.43)	—		18.80	(9.10)	686,507	1.23		1.31		2.42		38
(0.41)	—		21.20	27.48	837,409	1.21		1.31		2.12		48
(0.29)	—(e	)	16.97	13.53	652,504	1.35		1.35		1.64		35
(0.95)	—(e	)	15.19	(34.63)	500,695	1.45		1.45		2.47		59

$(0.15)	$—		$22.93	11.91%	$205,085	1.97	%(d)	2.04	%(d)	0.21	%(d)	21%
(0.13)	—		20.62	11.21	198,600	1.97		2.05		1.30		19
(0.29)	—		18.65	(9.76)	183,126	1.98		2.06		1.66		38
(0.26)	—		21.02	26.53	238,689	1.96		2.06		1.35		48
(0.18)	—(e	)	16.83	12.64	200,149	2.10		2.10		0.88		35
(0.85)	—(e	)	15.09	(35.10)	164,246	2.20		2.20		1.71		59

$(0.23)	$—		$23.10	12.31%	$106,118	1.22	%(d)	1.29	%(d)	0.95	%(d)	21%
(0.28)	—		20.77	12.10	126,786	1.22		1.30		2.13		19
(0.44)	—		18.78	(9.14)	105,295	1.23		1.31		2.57		38
(0.41)	—		21.18	27.52	95,223	1.21		1.31		2.13		48
(0.30)	—(e	)	16.95	13.53	68,374	1.36		1.37		1.40		35
(0.95)	—(e	)	15.18	(34.63)	101,451	1.45		1.45		2.50		59

$(0.21)	$—		$23.20	12.21%	$25,180	1.47	%(d)	1.54	%(d)	0.73	%(d)	21%
(0.25)	—		20.87	11.75	18,306	1.47		1.55		1.99		19
(0.44)	—		18.89	(9.30)	8,886	1.48		1.56		2.58		38
(0.39)	—		21.35	27.20	1,482	1.46		1.56		2.10		48
(0.22)	—(e	)	17.11	(3.22)	224	1.52(d	)	1.55(d	)	2.62(d	)	35

$(0.27)	$—		$23.22	12.51%	$485,622	0.97	%(d)	1.04	%(d)	1.21	%(d)	21%
(0.37)	—		20.88	12.35	458,708	0.97		1.05		2.34		19
(0.49)	—		18.90	(8.85)	366,717	0.98		1.06		2.67		38
(0.47)	—		21.31	27.81	390,799	0.96		1.06		2.75		48
(0.39)	—(e	)	17.07	13.76	102,442	1.08		1.08		2.04		35
(0.99)	—(e	)	15.32	(31.77)	53,466	1.12(d	)	1.12(d	)	5.86(d	)	59

$(0.28)	$—		$23.22	12.57%	$1,549,985	0.87	%(d)	0.94	%(d)	1.32	%(d)	21%
(0.40)	—		20.88	12.49	1,311,993	0.87		0.95		2.50		19
(0.51)	—		18.92	(8.78)	887,388	0.88		0.96		2.88		38
(0.48)	—		21.33	27.88	646,022	0.86		0.96		2.56		48
(0.39)	—(e	)	17.08	13.90	383,171	0.98		0.99		2.06		35
(1.00)	—(e	)	15.32	(34.37)	247,345	1.05		1.05		3.03		59

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)			Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value (cont’d)
Administrative Class
12/31/2013+	$20.83		$0.12		$2.48	$2.60	$(0.23)	$—
6/30/2013	18.89		0.48		1.82	2.30	(0.36)	—
6/30/2012	21.32		0.50		(2.44)	(1.94)	(0.49)	—
6/30/2011	17.06		0.45		4.23	4.68	(0.42)	—
5/12/2010* - 6/30/2010	18.50		0.06		(1.31)	(1.25)	(0.19)	—
Class R6
12/19/2013* - 12/31/2013+	$22.59	$	—(e	)	$0.63	$0.63	$—	$—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

130	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$23.20	12.49%	$20,586	1.12	%(d)	1.19	%(d)	1.03	%(d)	21%
—		20.83	12.18	40,909	1.12		1.20		2.26		19
—		18.89	(8.98)	4,080	1.13		1.21		2.63		38
—		21.32	27.61	12	1.11		1.21		2.21		48
—(e	)	17.06	(6.79)	9	1.18	(d)	1.24	(d)	2.46	(d)	35

$—		$23.22	2.79%	$10	0.85	%(d)	0.88	%(d)	0.63	%(d)	21%

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2013+	$17.56	$0.16	$2.31	$2.47	$(0.17)
6/30/2013	14.56	0.32	3.03	3.35	(0.35)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)
Class B
12/31/2013+	$17.74	$0.09	$2.33	$2.42	$(0.09)
6/30/2013	14.60	0.20	3.05	3.25	(0.11)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
Class C
12/31/2013+	$17.64	$0.09	$2.32	$2.41	$(0.10)
6/30/2013	14.53	0.20	3.04	3.24	(0.13)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
Class D
12/31/2013+	$17.72	$0.16	$2.34	$2.50	$(0.17)
6/30/2013	14.58	0.32	3.04	3.36	(0.22)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)
Class R
12/31/2013+	$17.67	$0.13	$2.34	$2.47	$(0.15)
6/30/2013	14.63	0.28	3.04	3.32	(0.28)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)
Class P
12/31/2013+	$17.80	$0.18	$2.35	$2.53	$(0.19)
6/30/2013	14.78	0.37	3.07	3.44	(0.42)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)
7/7/2008* - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)

132	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$19.86	14.10%	$171,850	1.11	%(d)	1.65	%(d)	7%
—		17.56	23.21	164,174	1.11		2.00		23
—		14.56	1.83	164,440	1.11		2.17		27
—		14.64	28.69	208,662	1.11		2.07		19
—	(e)	11.62	13.37	220,368	1.11		2.23		26
—	(e)	10.46	(35.79)	282,001	1.12		2.58		52

$—		$20.07	13.65%	$3,528	1.86	%(d)	0.90	%(d)	7%
—		17.74	22.32	4,010	1.86%		1.23%		23%
—		14.60	1.02	8,692	1.86		1.41		27
—		14.65	27.81	30,370	1.86		1.30		19
—	(e)	11.60	12.50	50,717	1.86		1.47		26
—	(e)	10.41	(36.27)	78,213	1.86		1.94		52

$—		$19.95	13.66%	$102,616	1.86	%(d)	0.90	%(d)	7%
—		17.64	22.35	97,106	1.86%		1.25%		23%
—		14.53	1.06	102,906	1.86		1.42		27
—		14.61	27.74	125,271	1.86		1.31		19
—	(e)	11.59	12.48	120,375	1.86		1.48		26
—	(e)	10.41	(36.28)	145,216	1.86		1.87		52

$—		$20.05	14.13%	$38,768	1.11	%(d)	1.64	%(d)	7%
—		17.72	23.15	38,880	1.11%		2.00%		23%
—		14.58	1.83	39,922	1.11		2.18		27
—		14.60	28.72	682,474	1.11		2.07		19
—	(e)	11.59	13.34	481,535	1.11		2.26		26
—	(e)	10.47	(35.76)	244,284	1.11		2.67		52

$—		$19.99	13.99%	$9,674	1.36	%(d)	1.40	%(d)	7%
—		17.67	22.86	8,507	1.36%		1.76%		23%
—		14.63	1.55	9,694	1.36		1.91		27
—		14.71	28.41	11,483	1.36		1.81		19
—	(e)	11.67	13.17	10,627	1.36		1.99		26
—	(e)	10.48	(35.97)	12,707	1.36		2.23		52

$—		$20.14	14.27%	$11,604	0.86	%(d)	1.90	%(d)	7%
—		17.80	23.51	10,265	0.86%		2.25%		23%
—		14.78	2.09	10,786	0.86		2.42		27
—		14.86	29.03	8,437	0.86		2.32		19
—	(e)	11.79	13.66	9,334	0.84		2.49		26
—	(e)	10.63	(33.25)	16,652	0.79	(d)	2.52	(d)	52

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value (cont’d)
Institutional Class
12/31/2013+	$17.56	$0.19	$2.32	$2.51	$(0.20)
6/30/2013	14.60	0.38	3.02	3.40	(0.44)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)
Administrative Class
12/31/2013+	$17.67	$0.17	$2.33	$2.50	$(0.18)
6/30/2013	14.66	0.34	3.05	3.39	(0.38)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

134	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$19.87	14.36%	$400,694	0.76	%(d)	1.99	%(d)	7%
—		17.56	23.58	366,609	0.76%		2.35%		23%
—		14.60	2.23	316,694	0.76		2.47		27
—		14.68	29.18	174,202	0.76		2.41		19
—	(e)	11.65	13.86	185,043	0.74		2.60		26
—	(e)	10.51	(35.55)	220,835	0.71		2.97		52

$—		$19.99	14.16%	$5,961	1.01	%(d)	1.76	%(d)	7%
—		17.67	23.28	6,830	1.01%		2.10%		23%
—		14.66	1.95	6,807	1.01		2.18		27
—		14.71	28.88	19,590	1.01		2.16		19
—	(e)	11.67	13.46	13,382	0.98		2.33		26
—	(e)	10.50	(35.68)	27,903	0.97		2.80		52

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2013+	$20.33	$0.11	$3.54	$3.65	$(0.20)	$—
6/30/2013	16.85	0.27	3.56	3.83	(0.35)	—
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)	—
6/30/2011	13.49	0.21	4.24	4.45	(0.21)	—
6/30/2010	11.22	0.27	2.20	2.47	(0.20)	—
6/30/2009	15.92	0.17	(4.68)	(4.51)	(0.19)	—	(f)
Class B
12/31/2013+	$18.10	$0.02	$3.16	$3.18	$(0.01)	$—
6/30/2013	14.83	0.10	3.17	3.27	—(f )	—
6/30/2012	15.55	0.06	(0.78)	(0.72)	—(f )	—
6/30/2011	11.78	0.07	3.72	3.79	(0.02)	—
6/30/2010	9.83	0.15	1.92	2.07	(0.12)	—
6/30/2009	13.85	0.07	(4.05)	(3.98)	(0.04)	—	(f)
Class C
12/31/2013+	$17.30	$0.02	$3.02	$3.04	$(0.08)	$—
6/30/2013	14.40	0.11	3.04	3.15	(0.25)	—
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)	—
6/30/2011	11.58	0.07	3.65	3.72	(0.11)	—
6/30/2010	9.67	0.14	1.89	2.03	(0.12)	—
6/30/2009	13.69	0.07	(4.01)	(3.94)	(0.08)	—	(f)
Class D
12/31/2013+	$20.57	$0.11	$3.58	$3.69	$(0.20)	$—
6/30/2013	17.02	0.27	3.61	3.88	(0.33)	—
6/30/2012	17.86	0.20	(0.90)	(0.70)	(0.14)	—
6/30/2011	13.60	0.22	4.27	4.49	(0.23)	—
6/30/2010	11.30	0.27	2.22	2.49	(0.19)	—
6/30/2009	15.99	0.17	(4.70)	(4.53)	(0.16)	—	(f)
Class R
12/31/2013+	$17.95	$0.07	$3.13	$3.20	$(0.17)	$—
6/30/2013	14.93	0.20	3.14	3.34	(0.32)	—
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)	—
6/30/2011	12.00	0.15	3.77	3.92	(0.17)	—
6/30/2010	10.00	0.21	1.96	2.17	(0.17)	—
6/30/2009	14.21	0.13	(4.18)	(4.05)	(0.16)	—	(f)
Class P
12/31/2013+	$17.23	$0.12	$3.00	$3.12	$(0.27)	$—
6/30/2013	14.38	0.26	3.04	3.30	(0.45)	—
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)	—
2/28/2011* - 6/30/2011	14.98	0.08	0.17	0.25	—	—

136	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$—		$23.78		18.00%		$453,296	1.26	%(d)	1.26	%(d)	0.99	%(d)	16%
(0.35)	—		20.33		22.94		409,581	1.26		1.26		1.46		28
(0.19)	—		16.85		(3.83)		397,102	1.26		1.26		1.25		27
(0.21)	—		17.73		33.15		467,858	1.26		1.26		1.27		55
(0.20)	—	(e)	13.49		21.95		399,876	1.26		1.26		1.99		24
(0.19)	—	(e)	11.22	(g)	(28.22	)(g)	324,938	1.21		1.22		1.46		201

$(0.01)	$—		$21.27		17.55%		$4,338	2.01	%(d)	2.01	%(d)	0.22	%(d)	16%
—(f )	—		18.10		22.05		4,824	2.01		2.01		0.59		28
—(f )	—		14.83		(4.63)		12,728	2.01		2.01		0.38		27
(0.02)	—		15.55		32.19		53,608	2.01		2.01		0.52		55
(0.12)	—	(e)	11.78		21.01		67,547	2.01		2.01		1.28		24
(0.04)	—	(e)	9.83(h	)	(28.72	)(h)	137,480	1.96		1.97		0.69		201

$(0.08)	$—		$20.26		17.60%		$214,155	2.01	%(d)	2.01	%(d)	0.24	%(d)	16%
(0.25)	—		17.30		22.02		194,591	2.01		2.01		0.71		28
(0.09)	—		14.40		(4.60)		188,453	2.01		2.01		0.50		27
(0.11)	—		15.19		32.19		232,335	2.01		2.01		0.52		55
(0.12)	—	(e)	11.58		21.02		209,921	2.01		2.01		1.25		24
(0.08)	—	(e)	9.67(i	)	(28.74	)(i)	207,823	1.96		1.97		0.71		201

$(0.20)	$—		$24.06		17.97%		$11,612	1.26	%(d)	1.26	%(d)	0.99	%(d)	16%
(0.33)	—		20.57		22.98		10,958	1.26		1.26		1.44		28
(0.14)	—		17.02		(3.89)		12,397	1.26		1.26		1.16		27
(0.23)	—		17.86		33.15		38,286	1.26		1.26		1.29		55
(0.19)	—	(e)	13.60		22.01		7,821	1.26		1.26		2.01		24
(0.16)	—	(e)	11.30(j	)	(28.22	)(j)	9,093	1.21		1.22		1.46		201

$(0.17)	$—		$20.98		17.87%		$14,010	1.51	%(d)	1.51	%(d)	0.74	%(d)	16%
(0.32)	—		17.95		22.59		12,738	1.51		1.51		1.21		28
(0.17)	—		14.93		(4.08)		12,287	1.51		1.51		0.99		27
(0.17)	—		15.75		32.82		15,530	1.51		1.51		1.02		55
(0.17)	—	(e)	12.00		21.73		13,304	1.51		1.51		1.75		24
(0.16)	—	(e)	10.00(k	)	(28.41	)(k)	14,099	1.46		1.47		1.21		201

$(0.27)	$—		$20.08		18.15%		$7,334	1.01	%(d)	1.01	%(d)	1.23	%(d)	16%
(0.45)	—		17.23		23.28		6,707	1.01		1.01		1.64		28
(0.30)	—		14.38		(3.53)		3,276	1.01		1.01		1.68		27
—	—		15.23		1.67		75	1.00(d	)	1.00(d	)	1.63(d	)	55

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	137

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value (cont’d)
Institutional Class
12/31/2013+	$21.49	$0.16	$3.74	$3.90	$(0.29)	$—
6/30/2013	17.80	0.36	3.76	4.12	(0.43)	—
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)	—
6/30/2011	14.19	0.28	4.47	4.75	(0.22)	—
6/30/2010	11.78	0.34	2.30	2.64	(0.23)	—
6/30/2009	16.72	0.22	(4.91)	(4.69)	(0.25)	—	(f)
Administrative Class
12/31/2013+	$20.89	$0.13	$3.64	$3.77	$(0.23)	$—
6/30/2013	17.30	0.30	3.65	3.95	(0.36)	—
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)	—
6/30/2011	13.82	0.23	4.35	4.58	(0.21)	—
6/30/2010	11.50	0.30	2.24	2.54	(0.22)	—
6/30/2009	16.23	0.20	(4.78)	(4.58)	(0.15)	—	(f)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.25%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.27%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.23%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 1.37%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.

138	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.29)	$—		$25.10		18.19%		$89,692	0.91	%(d)	0.91	%(d)	1.35	%(d)	16%
(0.43)	—		21.49		23.39		66,059	0.91		0.91		1.84		28
(0.25)	—		17.80		(3.51)		50,843	0.91		0.91		1.80		27
(0.22)	—		18.72		33.61		24,763	0.91		0.91		1.64		55
(0.23)	—	(e)	14.19		22.40		16,402	0.90		0.90		2.39		24
(0.25)	—	(e)	11.78(l	)	(27.90	)(l)	22,898	0.81		0.82		1.86		201

$(0.23)	$—		$24.43		18.07%		$5,266	1.16	%(d)	1.16	%(d)	1.09	%(d)	16%
(0.36)	—		20.89		23.07		4,737	1.16		1.16		1.56		28
(0.19)	—		17.30		(3.77)		4,630	1.16		1.16		1.32		27
(0.21)	—		18.19		33.28		6,683	1.16		1.16		1.39		55
(0.22)	—	(e)	13.82		22.10		7,726	1.15		1.15		2.17		24
(0.15)	—	(e)	11.50	(m)	(28.12	)(m)	9,800	1.06		1.07		1.57		201

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	139

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2013+	$31.96	$0.15	$5.12	$5.27	$(0.35)	$(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)
Class B
12/31/2013+	$31.07	$0.02	$4.96	$4.98	$(0.09)	$(3.72)
6/30/2013	27.46	0.30	5.25	5.55	(0.09)	(1.85)
6/30/2012	29.60	0.17	(1.46)	(1.29)	— (h)	(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)
Class C
12/31/2013+	$30.40	$0.02	$4.84	$4.86	$(0.13)	$(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)
Class D
12/31/2013+	$32.86	$0.16	$5.26	$5.42	$(0.34)	$(3.72)
6/30/2013	28.98	0.55	5.55	6.10	(0.37)	(1.85)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)	(0.85)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)
Class R
12/31/2013+	$32.87	$0.11	$5.26	$5.37	$(0.26)	$(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)
Class P
12/31/2013+	$33.59	$0.20	$5.39	$5.59	$(0.36)	$(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—
7/7/2008* - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)

140	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.07)	$—		$33.16		17.02%		$2,326,853	1.17	%(d)	1.21	%(d)	0.88	%(d)	13%
(2.23)	—		31.96		22.10		2,139,306	1.18		1.18		1.77		31
(1.29)	—		28.25	(e)	(3.48	)(e)	2,069,509	1.18		1.18		1.35		26
(0.42)	—		30.67		32.33		2,560,148	1.18		1.18		1.14		26
(0.44)	—	(f)	23.52		24.53		2,048,233	1.20		1.20		1.94		21
(2.53)	—	(f)	19.25	(g)	(23.95	)(g)	1,808,029	1.22		1.23		2.20		33

$(3.81)	$—		$32.24		16.55%		$10,128	1.92	%(d)	1.96	%(d)	0.12	%(d)	13%
(1.94)	—		31.07		21.20		10,026	1.93		1.93		1.02		31
(0.85)	—		27.46	(e)	(4.21	)(e)	12,678	1.93		1.93		0.60		26
(0.07)	—		29.60		31.36		38,545	1.93		1.93		0.54		26
(0.27)	—	(f)	22.59		23.59		78,482	1.95		1.95		1.22		21
(2.27)	—	(f)	18.50	(i)	(24.53	)(i)	105,915	1.97		1.98		1.45		33

$(3.85)	$—		$31.41		16.52%		$351,629	1.92	%(d)	1.96	%(d)	0.13	%(d)	13%
(2.02)	—		30.40		21.25		326,520	1.93		1.93		1.02		31
(1.07)	—		26.97	(e)	(4.22	)(e)	329,937	1.93		1.93		0.60		26
(0.22)	—		29.32		31.36		410,818	1.93		1.93		0.42		26
(0.29)	—	(f)	22.50		23.63		378,443	1.95		1.95		1.20		21
(2.34)	—	(f)	18.44	(j)	(24.56	)(j)	370,755	1.97		1.98		1.45		33

$(4.06)	$—		$34.22		17.02%		$128,661	1.17	%(d)	1.21	%(d)	0.88	%(d)	13%
(2.22)	—		32.86		22.14		118,418	1.18		1.18		1.77		31
(1.28)	—		28.98	(e)	(3.52	)(e)	119,903	1.18		1.18		1.35		26
(0.40)	—		31.42		32.33		150,210	1.18		1.18		1.16		26
(0.43)	—	(f)	24.06		24.57		131,235	1.20		1.20		2.00		21
(2.61)	—	(f)	19.68	(k)	(23.95	)(k)	196,748	1.21		1.22		2.18		33

$(3.98)	$—		$34.26		16.86%		$145,030	1.42	%(d)	1.46	%(d)	0.63	%(d)	13%
(2.12)	—		32.87		21.82		132,478	1.43		1.43		1.50		31
(1.21)	—		28.96	(e)	(3.73	)(e)	143,337	1.43		1.43		1.10		26
(0.35)	—		31.40		32.05		175,290	1.43		1.43		0.89		26
(0.23)	—	(f)	24.07		24.23		137,095	1.45		1.45		1.69		21
(2.49)	—	(f)	19.57	(l)	(24.15	)(l)	95,431	1.47		1.47		1.93		33

$(4.08)	$—		$35.10		17.14%		$88,506	0.92	%(d)	0.96	%(d)	1.10	%(d)	13%
(2.31)	—		33.59		22.43		125,247	0.93		0.93		2.03		31
(1.38)	—		29.59(e	)	(3.23	)(e)	117,040	0.93		0.93		1.58		26
(0.46)	—		32.06		32.64		82,009	0.93		0.93		1.32		26
(0.52)	—	(f)	24.54		24.94		52,661	0.94		0.94		2.24		21
(2.63)	—	(f)	20.08	(m)	(19.76	)(m)	66,639	0.90(d	)	0.90(d	)	2.22(d	)	33

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	141

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value (cont’d)
Institutional Class
12/31/2013+	$33.73	$0.23	$5.40	$5.63	$(0.47)	$(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)
Administrative Class
12/31/2013+	$31.92	$0.18	$5.11	$5.29	$(0.40)	$(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)
Class R6
12/19/2013* - 12/31/2013+	$34.19	$0.02	$0.96	$0.98	$—	$—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(f)	Less than $0.01 per share.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(h)	Less than $(0.01) per share.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

142	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.19)	$—		$35.17		17.22%		$3,964,084	0.77	%(d)	0.86	%(d)	1.28	%(d)	13%
(2.36)	—		33.73		22.63		3,537,603	0.78		0.83		2.17		31
(1.41)	—		29.70	(e)	(3.11	)(e)	2,769,904	0.78		0.83		1.74		26
(0.51)	—		32.17		32.88		2,876,467	0.78		0.83		1.53		26
(0.52)	—	(f)	24.63		25.03		2,090,160	0.80		0.83		2.34		21
(2.61)	—	(f)	20.13	(n)	(23.64	)(n)	1,780,607	0.82		0.83		2.60		33

$(4.12)	$—		$33.09		17.12%		$1,313,812	1.02	%(d)	1.11	%(d)	1.03	%(d)	13%
(2.28)	—		31.92		22.30		1,209,716	1.03		1.08		1.92		31
(1.33)	—		28.23	(e)	(3.36	)(e)	1,266,720	1.03		1.08		1.50		26
(0.46)	—		30.65		32.54		1,577,240	1.03		1.08		1.27		26
(0.48)	—	(f)	23.50		24.75		1,069,772	1.05		1.08		2.09		21
(2.55)	—	(f)	19.24	(o)	(23.85	)(o)	776,986	1.07		1.08		2.36		33

$—	$—		$35.17		2.87%		$10	0.72	%(d)	0.81	%(d)	1.54	%(d)	13%

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	143

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity:
Class A
12/31/2013+	$26.00	$0.13	$5.96	$6.09	$(1.52)
6/30/2013	24.38	(0.21)	2.57	2.36	(0.74)
6/30/2012	29.61	(0.30)	(4.26)	(4.56)	(0.67)
6/30/2011	22.12	(0.28)	7.77	7.49	—
6/30/2010	18.85	(0.20)	3.47	3.27	—
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—
Class B
12/31/2013+	$18.35	$0.01	$4.18	$4.19	$(1.52)
6/30/2013	17.56	(0.29)	1.82	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.13)	(3.48)	(0.67)
6/30/2011	16.35	(0.35)	5.71	5.36	—
6/30/2010	14.04	(0.27)	2.58	2.31	—
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—
Class C
12/31/2013+	$18.34	$0.01	$4.18	$4.19	$(1.52)
6/30/2013	17.55	(0.28)	1.81	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.14)	(3.49)	(0.67)
6/30/2011	16.34	(0.36)	5.73	5.37	—
6/30/2010	14.03	(0.28)	2.59	2.31	—
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—
Class D
12/31/2013+	$19.36	$0.10	$4.41	$4.51	$(1.52)
6/30/2013	18.34	(0.15)	1.91	1.76	(0.74)
6/30/2012	22.48	(0.23)	(3.24)	(3.47)	(0.67)
6/30/2011	16.79	(0.22)	5.91	5.69	—
6/30/2010	14.32	(0.15)	2.62	2.47	—
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—
Class R
12/31/2013+	$18.70	$0.15	$4.18	$4.33	$(1.52)
6/30/2013	17.78	(0.21)	1.87	1.66	(0.74)
6/30/2012	21.87	(0.26)	(3.16)	(3.42)	(0.67)
6/30/2011	16.39	(0.24)	5.72	5.48	—
11/2/2009* - 6/30/2010	14.80	(0.14)	1.73	1.59	—
Class P
12/31/2013+	$19.37	$0.12	$4.42	$4.54	$(1.52)
6/30/2013	18.31	(0.12)	1.92	1.80	(0.74)
6/30/2012	22.38	(0.18)	(3.22)	(3.40)	(0.67)
6/30/2011	16.69	(0.17)	5.86	5.69	—
6/30/2010	14.18	(0.11)	2.62	2.51	—
7/7/2008* - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—

144	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$30.57		23.69%		$48,994	1.26	%(d)	1.31	%(d)	0.86	%(d)	88%
—		26.00		10.05		43,572	1.29		1.32		(0.86)		191
—		24.38		(15.21)		54,698	1.31		1.31		(1.18)		130
—		29.61		33.86		77,183	1.31		1.31		(1.08)		112
—(e	)	22.12		17.35		74,413	1.31		1.31		(0.90)		129
—(e	)	18.85(f	)	(17.32	)(f)	57,700	1.31		1.32		(0.57)		199

$—		$21.02		23.20%		$498	2.01	%(d)	2.06	%(d)	0.06	%(d)	88%
—		18.35		9.20		494	2.04		2.07		(1.67)		191
—		17.56		(15.78)		1,125	2.06		2.06		(1.93)		130
—		21.71		32.78		3,345	2.06		2.06		(1.82)		112
—(e	)	16.35		16.45		4,842	2.06		2.06		(1.66)		129
—(e	)	14.04(g	)	(17.89	)(g)	5,097	2.06		2.07		(1.31)		199

$—		$21.01		23.22%		$55,291	2.01	%(d)	2.06	%(d)	0.11	%(d)	88%
—		18.34		9.21		49,022	2.04		2.07		(1.60)		191
—		17.55		(15.83)		56,119	2.06		2.06		(1.93)		130
—		21.71		32.86		79,572	2.06		2.06		(1.82)		112
—(e	)	16.34		16.46		67,482	2.06		2.06		(1.66)		129
—(e	)	14.03(h	)	(17.95	)(h)	61,152	2.06		2.07		(1.32)		199

$—		$22.35		23.65%		$738	1.26	%(d)	1.31	%(d)	0.90	%(d)	88%
—		19.36		10.09		621	1.28		1.32		(0.80)		191
—		18.34		(15.18)		667	1.31		1.31		(1.18)		130
—		22.48		33.89		2,758	1.31		1.31		(1.06)		112
—(e	)	16.79		17.25		998	1.31		1.31		(0.89)		129
—(e	)	14.32(i	)	(17.23	)(i)	562	1.30		1.31		(0.78)		199

$—		$21.51		23.52%		$185	1.51	%(d)	1.56	%(d)	1.36	%(d)	88%
—		18.70		9.83		55	1.54		1.57		(1.18)		191
—		17.78		(15.38)		161	1.56		1.56		(1.43)		130
—		21.87		33.44		199	1.56		1.56		(1.16)		112
—		16.39		10.74		20	1.56(d	)	1.56(d	)	(1.21	)(d)	129

$—		$22.39		23.79%		$818	1.01	%(d)	1.06	%(d)	1.10	%(d)	88%
—		19.37		10.33		873	1.04		1.07		(0.65)		191
—		18.31		(14.93)		1,466	1.06		1.06		(0.93)		130
—		22.38		34.09		2,672	1.06		1.06		(0.83)		112
—(e	)	16.69		17.70		2,627	1.05		1.05		(0.63)		129
—(e	)	14.18(j	)	(13.69	)(j)	876	0.99(d	)	1.00(d	)	(0.53	)(d)	199

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	145

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity (cont’d)
Institutional Class
12/31/2013+	$22.13	$0.13	$5.09	$5.22	$(1.52)
6/30/2013	20.79	(0.13)	2.21	2.08	(0.74)
6/30/2012	25.28	(0.18)	(3.64)	(3.82)	(0.67)
6/30/2011	18.83	(0.16)	6.61	6.45	—
6/30/2010	15.99	(0.11)	2.95	2.84	—
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—
Administrative Class
12/31/2013+	$21.34	$0.14	$4.85	$4.99	$(1.52)
6/30/2013	20.13	(0.16)	2.11	1.95	(0.74)
6/30/2012	24.57	(0.22)	(3.55)	(3.77)	(0.67)
6/30/2011	18.34	(0.21)	6.44	6.23	—
6/30/2010	15.61	(0.15)	2.88	2.73	—
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

146	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$25.83		23.90%		$8,604	0.91	%(d)	0.96	%(d)	1.02	%(d)	88%
—		22.13		10.44		12,245	0.94		0.97		(0.60)		191
—		20.79		(14.88)		51,981	0.96		0.96		(0.83)		130
—		25.28		34.25		138,162	0.96		0.96		(0.72)		112
—(e	)	18.83		17.76		115,280	0.95		0.95		(0.56)		129
—(e	)	15.99(k	)	(16.94	)(k)	71,702	0.91		0.92		(0.18)		199

$—		$24.81		23.75%		$148	1.16	%(d)	1.21	%(d)	1.13	%(d)	88%
—		21.34		10.13		188	1.19		1.22		(0.79)		191
—		20.13		(15.11)		285	1.21		1.21		(1.07)		130
—		24.57		33.97		2,838	1.21		1.21		(0.97)		112
—(e	)	18.34		17.49		2,036	1.21		1.21		(0.77)		129
—(e	)	15.61(l	)	(17.19	)(l)	224	1.16		1.17		(0.45)		199

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	147

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
7/1/2013* - 12/31/2013+	$15.00	$0.10	$2.92	$3.02	$(0.06)	$(0.12)
Class C
7/1/2013* - 12/31/2013+	$15.00	$0.01	$2.95	$2.96	$(0.05)	$(0.12)
Class D
7/1/2013* - 12/31/2013+	$15.00	$0.03	$3.00	$3.03	$(0.04)	$(0.12)
Class P
7/1/2013* - 12/31/2013+	$15.00	$0.05	$3.01	$3.06	$(0.06)	$(0.12)
Institutional Class
7/1/2013* - 12/31/2013+	$15.00	$0.06	$3.01	$3.07	$(0.07)	$(0.12)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Annualized.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

148	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$17.84	20.19%	$50	1.32	%(b)	2.52	%(b)	1.20	%(b)	52%

$(0.17)	$17.79	19.79%	$64	2.07	%(b)	3.27	%(b)	0.08	%(b)	52%

$(0.16)	$17.87	20.20%	$12	1.32	%(b)	2.82	%(b)	0.38	%(b)	52%

$(0.18)	$17.88	20.40%	$12	1.07	%(b)	2.57	%(b)	0.63	%(b)	52%

$(0.19)	$17.88	20.46%	$6,022	0.97	%(b)	2.47	%(b)	0.73	%(b)	52%

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	149

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(b)
AllianzGI Technology:
Class A
12/31/2013+	$50.70	$(0.27)	$13.46	$13.19	$(4.48)	$—
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)	—
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—	—
6/30/2011	35.09	(0.61)	16.46	15.85	—	—
6/30/2010	28.95	(0.43)	6.57	6.14	—	—	(f)
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)	—	(f)
Class B
12/31/2013+	$45.84	$(0.43)	$12.12	$11.69	$(4.48)	$—
6/30/2013	41.84	(0.58)	7.35	6.77	(2.77)	—
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—	—
6/30/2011	32.65	(0.87)	15.25	14.38	—	—
6/30/2010	27.13	(0.65)	6.17	5.52	—	—	(f)
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)	—	(f)
Class C
12/31/2013+	$45.82	$(0.43)	$12.12	$11.69	$(4.48)	$—
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)	—
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—	—
6/30/2011	32.63	(0.89)	15.27	14.38	—	—
6/30/2010	27.12	(0.65)	6.16	5.51	—	—	(f)
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)	—	(f)
Class D
12/31/2013+	$50.10	$(0.26)	$13.30	$13.04	$(4.48)	$—
6/30/2013	45.16	(0.30)	8.01	7.71	(2.77)	—
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—	—
6/30/2011	34.71	(0.60)	16.27	15.67	—	—
6/30/2010	28.63	(0.44)	6.52	6.08	—	—	(f)
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)	—	(f)
Class P
12/31/2013+	$52.97	$(0.20)	$14.09	$13.89	$(4.48)	$—
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)	—
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—	—
6/30/2011	36.32	(0.51)	17.02	16.51	—	—
6/30/2010	29.89	(0.40)	6.83	6.43	—	—	(f)
7/7/2008* - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)	—	(f)
Institutional Class
12/31/2013+	$53.27	$(0.17)	$14.16	$13.99	$(4.48)	$—
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)	—
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—	—
6/30/2011	36.39	(0.47)	17.09	16.62	—	—
6/30/2010	29.91	(0.33)	6.81	6.48	—	—	(f)
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)	—	(f)

150	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$59.41		26.42%		$317,122	1.59	%(d)	(0.92	)%(d)	84%
50.70		17.95		259,132	1.57		(0.63)		161
45.66		(10.37)		258,603	1.58		(0.91)		176
50.94	(e)	45.17	(e)	358,971	1.60		(1.31)		171
35.09	(e)	21.17	(e)	265,428	1.65		(1.26)		199
28.95	(e)	(22.63	)(e)	297,181	1.66		(0.47)		251

$53.05		25.91%		$2,564	2.34	%(d)	(1.66	)%(d)	84%
45.84		17.10		2,666	2.32		(1.36)		161
41.84		(11.04)		4,824	2.33		(1.66)		176
47.03	(e)	44.04	(e)	11,686	2.35		(2.07)		171
32.65	(e)	20.27	(e)	13,773	2.40		(2.02)		199
27.13	(e)	(23.19	)(e)	16,529	2.41		(1.23)		251

$53.03		25.93%		$125,066	2.34	%(d)	(1.67	)%(d)	84%
45.82		17.08		104,421	2.32		(1.37)		161
41.83		(11.02)		108,200	2.33		(1.66)		176
47.01	(e)	44.07	(e)	140,676	2.35		(2.07)		171
32.63	(e)	20.28	(e)	106,113	2.40		(2.02)		199
27.12	(e)	(23.20	)(e)	99,134	2.41		(1.22)		251

$58.66		26.41%		$182,688	1.59	%(d)	(0.92	)%(d)	84%
50.10		17.95		154,286	1.57		(0.64)		161
45.16		(10.36)		132,654	1.58		(0.92)		176
50.38	(e)	45.15	(e)	186,348	1.60		(1.32)		171
34.71	(e)	21.20	(e)	150,734	1.65		(1.27)		199
28.63	(e)	(22.64	)(e)	140,496	1.66		(0.46)		251

$62.38		26.59%		$43,206	1.34	%(d)	(0.67	)%(d)	84%
52.97		18.24		33,833	1.32		(0.38)		161
47.48		(10.13)		36,159	1.33		(0.66)		176
52.83	(e)	45.46	(e)	59,233	1.35		(1.02)		171
36.32	(e)	21.48	(e)	16,111	1.38		(1.09)		199
29.89	(e)	(21.00	)(e)	2,409	1.30	(d)	0.05	(d)	251

$62.78		26.62%		$527,491	1.24	%(d)	(0.57	)%(d)	84%
53.27		18.38		399,840	1.22		(0.28)		161
47.68		(10.05)		377,526	1.23		(0.56)		176
53.01	(e)	45.67	(e)	443,233	1.25		(0.97)		171
36.39	(e)	21.63	(e)	331,567	1.28		(0.92)		199
29.91	(e)	(22.32	)(e)	302,275	1.26		(0.07)		251

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	151

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(b)
AllianzGI Technology (cont’d)
Administrative Class
12/31/2013+	$52.06	$(0.24)	$13.83	$13.59	$(4.48)	$—
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)	—
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—	—
6/30/2011	35.88	(0.58)	16.83	16.25	—	—
6/30/2010	29.56	(0.41)	6.73	6.32	—	—	(f)
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)	—	(f)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

152	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$61.17		26.50%		$66,260	1.49	%(d)	(0.82	)%(d)	84%
52.06		18.06		49,124	1.47		(0.53)		161
46.77		(10.28)		48,897	1.48		(0.81)		176
52.13	(e)	45.29	(e)	71,805	1.50		(1.21)		171
35.88	(e)	21.34	(e)	40,594	1.54		(1.17)		199
29.56	(e)	(22.52	)(e)	30,526	1.51		(0.31)		251

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	153

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility:
Class A
12/31/2013+	$13.39	$0.09	$0.95	$1.04	$(0.19)	$(0.22)
6/30/2013	13.62	0.33	1.22	1.55	(0.33)	(1.45)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)	(1.19)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)	—
6/30/2010	10.02	0.04	1.05	1.09	(0.05)	—
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)	— (e)
Class B
12/31/2013+	$12.39	$0.03	$0.88	$0.91	$— (e)	$(0.22)
6/30/2013	12.69	0.23	1.11	1.34	(0.19)	(1.45)
6/30/2012	13.48	0.09	0.31	0.40	— (e)	(1.19)
6/30/2011	10.42	(0.01)	3.07	3.06	— (e)	—
6/30/2010	9.48	(0.04)	0.98	0.94	— (e)	—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (e)	— (e)
Class C
12/31/2013+	$12.38	$0.03	$0.88	$0.91	$(0.06)	$(0.22)
6/30/2013	12.70	0.23	1.11	1.34	(0.21)	(1.45)
6/30/2012	13.49	0.10	0.30	0.40	— (e)	(1.19)
6/30/2011	10.43	(0.01)	3.07	3.06	— (e)	—
6/30/2010	9.48	(0.04)	0.99	0.95	— (e)	—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (e)	— (e)
Class D
12/31/2013+	$13.37	$0.10	$0.94	$1.04	$(0.12)	$(0.22)
6/30/2013	13.59	0.32	1.22	1.54	(0.31)	(1.45)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)	(1.19)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)	—
6/30/2010	10.02	0.04	1.06	1.10	(0.06)	—
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (e)	— (e)
Class P
12/31/2013+	$13.79	$0.10	$0.99	$1.09	$(0.17)	$(0.22)
6/30/2013	13.98	0.38	1.24	1.62	(0.36)	(1.45)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)	(1.19)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)	—
6/30/2010	10.28	0.07	1.09	1.16	(0.09)	—
7/7/2008* - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)	— (e)
Institutional Class
12/31/2013+	$13.86	$0.12	$0.98	$1.10	$(0.21)	$(0.22)
6/30/2013	14.04	0.35	1.29	1.64	(0.37)	(1.45)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)	(1.19)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)	—
6/30/2010	10.29	0.08	1.08	1.16	(0.09)	—
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)	— (e)

154	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.41)	$—		$14.02	7.78%	$13,649	0.97	%(d)	1.35	%(d)	49%
(1.78)	—		13.39	13.02	8,183	0.96		2.51		86
(1.24)	—		13.62	4.63	6,412	1.08		1.52		199
(0.08)	—		14.32	30.27	7,838	1.17		0.62		138
(0.05)	—		11.06	10.85	6,156	1.17		0.35		135
(0.01)	—	(f)	10.02	(28.78)	6,453	1.18		0.64		138

$(0.22)	$—		$13.08	7.36%	$366	1.72	%(d)	0.44	%(d)	49%
(1.64)	—		12.39	12.17	577	1.71		1.82		86
(1.19)	—		12.69	3.85	880	1.83		0.69		199
— (e)	—		13.48	29.37	1,655	1.92		(0.06)		138
— (e)	—		10.42	9.92	2,395	1.92		(0.40)		135
— (e)	—	(f)	9.48	(29.30)	3,481	1.93		(0.12)		138

$(0.28)	$—		$13.01	7.35%	$1,848	1.72	%(d)	0.51	%(d)	49%
(1.66)	—		12.38	12.15	1,904	1.71		1.82		86
(1.19)	—		12.70	3.85	2,540	1.83		0.79		199
— (e)	—		13.49	29.34	3,408	1.92		(0.11)		138
— (e)	—		10.43	10.02	3,131	1.92		(0.41)		135
— (e)	—	(f)	9.48	(29.30)	3,257	1.93		(0.12)		138

$(0.34)	$—		$14.07	7.77%	$707	0.97	%(d)	1.37	%(d)	49%
(1.76)	—		13.37	12.95	1,405	0.96		2.39		86
(1.26)	—		13.59	4.61	707	1.08		1.66		199
(0.09)	—		14.32	30.31	605	1.17		0.65		138
(0.06)	—		11.06	10.90	537	1.17		0.35		135
— (e)	—	(f)	10.02	(28.78)	507	1.18		0.64		138

$(0.39)	$—		$14.49	7.95%	$199	0.72	%(d)	1.37	%(d)	49%
(1.81)	—		13.79	13.30	235	0.71		2.78		86
(1.30)	—		13.98	4.86	82	0.83		1.87		199
(0.12)	—		14.70	30.62	58	0.92		0.89		138
(0.09)	—		11.35	11.19	36	0.90		0.58		135
(0.05)	—	(f)	10.28	(27.37)	24	0.88(d	)	1.01(d	)	138

$(0.43)	$—		$14.53	8.00%	$51,969	0.62	%(d)	1.61	%(d)	49%
(1.82)	—		13.86	13.36	42,595	0.61		2.52		86
(1.29)	—		14.04	5.00	7,857	0.73		1.86		199
(0.13)	—		14.73	30.86	10,085	0.82		1.22		138
(0.09)	—		11.36	11.22	26,948	0.80		0.70		135
(0.05)	—	(f)	10.29	(28.50)	18,595	0.78		1.04		138

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	155

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility (cont’d)
Administrative Class
12/31/2013+	$13.56	$0.10	$0.96	$1.06	$(0.18)	$(0.22)
6/30/2013	13.77	0.36	1.21	1.57	(0.33)	(1.45)
6/30/2012	14.49	0.23	0.32	0.55	(0.08)	(1.19)
6/30/2011	11.18	0.10	3.31	3.41	(0.10)	—
6/30/2010	10.13	0.05	1.07	1.12	(0.07)	—
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)	— (e)

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

156	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.40)	$—		$14.22	7.83%	$22	0.87	%(d)	1.37	%(d)	49%
(1.78)	—		13.56	13.09	20	0.86		2.64		86
(1.27)	—		13.77	4.73	18	0.98		1.76		199
(0.10)	—		14.49	30.55	17	1.07		0.74		138
(0.07)	—		11.18	10.97	13	1.05		0.46		135
(0.02)	—	(f)	10.13	(28.68)	12	1.03		0.79		138

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	157

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Wellness:
Class A
12/31/2013+	$30.82	$(0.14)	$5.32	$5.18	$(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—
Class B
12/31/2013+	$27.80	$(0.23)	$4.75	$4.52	$(6.08)
6/30/2013	25.50	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—
Class C
12/31/2013+	$27.82	$(0.23)	$4.75	$4.52	$(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—
Class D
12/31/2013+	$30.82	$(0.14)	$5.31	$5.17	$(6.08)
6/30/2013	27.84	(0.07)	5.24	5.17	(2.19)
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—

+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

158	Semiannual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$—		$29.92	—	$24,476	1.46	%(d)	1.46	%(d)	(0.81	)%(d)	68%
—		30.82	19.62	21,345	1.46		1.46		(0.22)		134
—		27.85	1.60	18,883	1.46		1.46		(0.58)		95
—		30.52	35.16	22,727	1.46		1.46		(0.52)		127
—		22.58	21.47	13,684	1.48		1.48		(0.57)		136
—	(e)	18.58	(16.08)	11,635	1.51		1.52		(0.44)		365

$—		$26.24	—	$620	2.21	%(d)	2.21	%(d)	(1.57	)%(d)	68%
—		27.80	18.76	707	2.21		2.21		(0.99)		134
—		25.50	0.79	1,450	2.21		2.21		(1.37)		95
—		28.42	34.18	3,446	2.21		2.21		(1.33)		127
—		21.18	20.56	4,254	2.23		2.23		(1.35)		136
—	(e)	17.56	(16.74)	5,229	2.26		2.28		(1.19)		365

$—		$26.26	—	$10,472	2.21	%(d)	2.21	%(d)	(1.55	)%(d)	68%
—		27.82	18.75	8,370	2.21		2.21		(0.97)		134
—		25.52	0.83	7,326	2.21		2.21		(1.34)		95
—		28.43	34.17	8,478	2.21		2.21		(1.30)		127
—		21.19	20.55	7,141	2.23		2.23		(1.34)		136
—	(e)	17.57	(16.73)	7,528	2.25		2.26		(1.19)		365

$—		$29.91	—	$111,343	1.46	%(d)	1.46	%(d)	(0.81	)%(d)	68%
—		30.82	19.67	103,514	1.46		1.46		(0.22)		134
—		27.84	1.57	99,831	1.46		1.46		(0.59)		95
—		30.52	35.22	116,792	1.46		1.46		(0.55)		127
—		22.57	21.54	95,674	1.48		1.48		(0.58)		136
—	(e)	18.57	(16.12)	88,411	1.51		1.52		(0.45)		365

See accompanying Notes to Financial Statements	| December 31, 2013 |	Semiannual Report	159

Notes to Financial Statements

December 31, 2013 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of December 31, 2013 the Trust consisted of twenty separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to nine classes of shares to new and existing investors: A, C, D, R, R6, P, Institutional, Administrative and Institutional II (which is only offered by the AllianzGI Money Market Fund and available to limited purchasers). As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to all Funds offered by the Trust except for AllianzGI Money Market Fund.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the period ended December 31, 2013.

AllianzGI NFJ Dividend Value
Class	Date	Shares	Amount
R6	12/19/13	640	$10,000

AllianzGI NFJ International Value
Class	Date	Shares	Amount
R6	12/19/13	443	$10,000

AllianzGI NFJ Small-Cap Value
Class	Date	Shares	Amount
R6	12/19/13	292	$10,000

AllianzGI Small-Cap Blend
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	666	10,000
D	7/1/13	667	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	333,333	5,000,000
		336,000	$5,040,000

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Large-

Cap Growth, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, AllianzGI Technology, AllianzGI U.S. Managed Volatility and AllianzGI Wellness is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AllianzGI Opportunity is to seek capital appreciation; no consideration is given to income. The investment objective of AllianzGI Focused Growth is to seek capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market Securities and NASDAQ Capital Market Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other instruments in circumstances where market quotes are not readily available, and has delegated the

160	December 31, 2013 |	Semiannual Report

responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| December 31, 2013	161

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2013 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
Brazil	$2,726,024	$9,338,431	—	$12,064,455
China	2,717,529	23,210,790	—	25,928,319
Colombia	1,216,836	—	—	1,216,836
Mexico	1,935,340	—	—	1,935,340
Peru	544,193	—	—	544,193
Poland	195,848	—	—	195,848
Russian Federation	7,230,264	—	$1,684,319	8,914,583
South Africa	2,463,244	1,612,067	—	4,075,311
All Other	—	72,164,017	—	72,164,017
Preferred Stock	—	—	1,745,177	1,745,177
Repurchase Agreements	—	2,570,000	—	2,570,000
Totals	$19,029,278	$108,895,305	$3,429,496	$131,354,079

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$555,233,625	—	—	$555,233,625
Repurchase Agreements	—	$8,873,000	—	8,873,000
Totals	$555,233,625	$8,873,000	—	$564,106,625

162	December 31, 2013 |	Semiannual Report

AllianzGI Global Commodity Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
Australia	—	$931,193	—	$931,193
China	$379,411	1,019,924	—	1,399,335
Denmark	—	566,704	—	566,704
France	—	2,125,280	—	2,125,280
Germany	—	853,871	—	853,871
Ireland	—	477,324	—	477,324
Japan	—	2,464,193	—	2,464,193
Singapore	—	1,113,733	—	1,113,733
Spain	—	550,344	—	550,344
Switzerland	—	484,020	—	484,020
United Kingdom	—	2,335,315	—	2,335,315
All Other	34,781,749	—	—	34,781,749
Repurchase Agreements	—	271,000	—	271,000
Totals	$35,161,160	$13,192,901	—	$48,354,061

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
Australia	$294,824	$435,134	—	$729,958
Austria	—	984,721	—	984,721
China	—	2,060,511	—	2,060,511
Denmark	—	4,294,386	—	4,294,386
Germany	—	3,244,136	—	3,244,136
Hong Kong	346,564	2,274,704	—	2,621,268
Ireland	2,669,549	799,373	—	3,468,922
Italy	—	3,171,750	—	3,171,750
Japan	439,042	16,158,383	—	16,597,425
Korea (Republic of)	651,534	931,507	—	1,583,041
New Zealand	—	323,081	—	323,081
Norway	—	1,927,481	—	1,927,481
Philippines	—	146,905	—	146,905
Singapore	—	170,930	—	170,930
Spain	—	2,034,569	—	2,034,569
Sweden	—	3,605,701	—	3,605,701
Switzerland	934,052	1,700,723	—	2,634,775
Taiwan	67,192	1,092,833	—	1,160,025
United Kingdom	—	10,973,389	—	10,973,389
All Other	94,420,755	—	—	94,420,755
Repurchase Agreements	—	8,171,000	—	8,171,000
Totals	$99,823,512	$64,501,217	—	$164,324,729

Semiannual Report	| December 31, 2013	163

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$626,670,168	—	—	$626,670,168
Corporate Bonds & Notes	—	$552,568,929	—	552,568,929
Convertible Bonds	—	492,525,938	—	492,525,938
Convertible Preferred Stock:
Aerospace & Defense	7,399,420	—	—	7,399,420
Diversified Financial Services	4,684,315	5,560,230	—	10,244,545
Electric Utilities	4,230,400	—	—	4,230,400
Insurance	6,219,215	—	—	6,219,215
Real Estate Investment Trust	2,910,000	—	—	2,910,000
All Other	—	52,403,288	—	52,403,288
Repurchase Agreements	—	62,912,000	—	62,912,000
	652,113,518	1,165,970,385	—	1,818,083,903
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(325,298)	—	—	(325,298)
Totals	$651,788,220	$1,165,970,385	—	$1,817,758,605

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
China	$374,791	$3,409,567	—	$3,784,358
Finland	342,090	—	—	342,090
France	301,758	—	—	301,758
Germany	1,786,966	3,810,051	—	5,597,017
Hong Kong	681,946	11,538,681	—	12,220,627
Spain	213,092	—	—	213,092
United Kingdom	373,001	21,912,944	—	22,285,945
United States	309,222	—	—	309,222
All Other	—	38,287,274	—	38,287,274
Repurchase Agreements	—	646,000	—	646,000
Totals	$4,382,866	$79,604,517	—	$83,987,383

AllianzGI Large-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$80,610,067	—	—	$80,610,067
Repurchase Agreements	—	$1,155,000	—	1,155,000
Totals	$80,610,067	$1,155,000	—	$81,765,067

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$344,113,927	—	—	$344,113,927
Repurchase Agreements	—	$2,832,000	—	2,832,000
Totals	$344,113,927	$2,832,000	—	$346,945,927

164	December 31, 2013 |	Semiannual Report

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$26,589,054	—	—	$26,589,054
Repurchase Agreements	—	$430,000	—	430,000
Totals	$26,589,054	$430,000	—	$27,019,054

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$9,026,278,611	—	—	$9,026,278,611
Mutual Funds	25,000,000	—	—	25,000,000
Repurchase Agreements	—	$118,981,000	—	118,981,000
Totals	$9,051,278,611	$118,981,000	—	$9,170,259,611

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
China	—	$202,920,874	—	$202,920,874
Denmark	—	62,486,149	—	62,486,149
France	$36,616,515	102,665,296	—	139,281,811
Germany	—	106,829,582	—	106,829,582
Hong Kong	—	65,194,765	—	65,194,765
Israel	82,480,632	26,186,039	—	108,666,671
Japan	118,925,080	267,480,135	—	386,405,215
Netherlands	—	15,676,302	—	15,676,302
Norway	70,778,116	33,830,921	—	104,609,037
Singapore	54,282,852	74,055,489	—	128,338,341
United Kingdom	458,687,816	251,301,279	—	709,989,095
All Other	1,105,836,560	—	—	1,105,836,560
Preferred Stock	—	73,558,316	—	73,558,316
Repurchase Agreements	—	107,460,000	—	107,460,000
Totals	$1,927,607,571	$1,389,645,147	—	$3,317,252,718

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$740,858,048	—	—	$740,858,048
Repurchase Agreements	—	$3,670,000	—	3,670,000
Totals	$740,858,048	$3,670,000	—	$744,528,048

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$779,965,357	—	—	$779,965,357
Repurchase Agreements	—	$30,507,000	—	30,507,000
Totals	$779,965,357	$30,507,000	—	$810,472,357

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$7,945,243,986	—	—	$7,945,243,986
Mutual Funds	62,737,325	—	—	62,737,325
Repurchase Agreements	—	$367,072,000	—	367,072,000
Totals	$8,007,981,311	$367,072,000	—	$8,375,053,311

AllianzGI Opportunity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$112,332,629	—	—	$112,332,629
Exchange-Traded Funds	1,510,561	—	—	1,510,561
Repurchase Agreements	—	$1,894,000	—	1,894,000
Totals	$113,843,190	$1,894,000	—	$115,737,190

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$6,004,545	—	—	$6,004,545
Repurchase Agreements	—	$158,000	—	158,000
Totals	$6,004,545	$158,000	—	$6,162,545

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
Chemicals	$11,655	$11,086	—	$22,741
Computers & Peripherals	168,724,812	24,004,648	—	192,729,460
Electronic Equipment, Instruments & Components	7,761	22,359,956	—	22,367,717
Internet & Catalog Retail	130,264,583	11,610,421	—	141,875,004
Internet Software & Services	225,812,374	21,648,709	—	247,461,083
IT Services	79,604,321	35,182	—	79,639,503
Semiconductors & Semiconductor Equipment	151,224,511	33,098,191	—	184,322,702
All Other	299,044,339	—	—	299,044,339
Exchange-Traded Funds	22,636,808	—	—	22,636,808
Repurchase Agreements	—	51,695,000	—	51,695,000
Options Purchased:
Market Price	37,844,645	—	—	37,844,645
	1,115,175,809	164,463,193	—	1,279,639,002
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(5,685,300)	—	—	(5,685,300)
Securities Sold Short, at value:
Common Stock:
Electrical Equipment	—	(98,515)	—	(98,515)
All Other	(71,740,535)	—	—	(71,740,535)
Exchange-Traded Fund	(5,407,908)	—	—	(5,407,908)
	(82,833,743)	(98,515)	—	(82,932,258)
Totals	$1,032,342,066	$164,364,678	—	$1,196,706,744

166	December 31, 2013 |	Semiannual Report

AllianzGI U.S. Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock	$61,522,279	—	—	$61,522,279
Repurchase Agreements	—	$1,008,000	—	1,008,000
Totals	$61,522,279	$1,008,000	—	$62,530,279

AllianzGI Wellness:
Investments in Securities – Assets	Level – Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/13
Common Stock:
Biotechnology	$35,940,213	$3,651,110	—	$39,591,323
Pharmaceuticals	23,221,871	17,129,612	—	40,351,483
All Other	65,583,755	—	—	65,583,755
Warrants	—	—	$448,302	448,302
Totals	$124,745,839	$20,780,722	$448,302	$145,974,863

At December 31, 2013, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$6,690,231	(a)	—
AllianzGI Global Small-Cap	1,758,180	(a)	$963,699	(b)
AllianzGI Income & Growth	20,337,986	(c)	—
AllianzGI International Managed Volatility	—		1,671,053	(b)

(a)	This transfer was the result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2013, which was applied on December 31, 2013.
(b)	This transfer was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2013, which was not applied on December 31, 2013.
(c)	This transfer was the result of securities with a quoted price in an active market at June 30, 2013, which was not available on December 31, 2013.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2013, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/13
Common Stock:
Russian Federation	$452,560	$3,874,896	$(2,446,966)	—	$(196,275)	$104	—	—	$1,684,319
Preferred Stock	526,893	1,035,011	(12,208)	—	3,605	191,876	—	—	1,745,177
Totals	$979,453	$4,909,907	$(2,459,174)	—	$(192,670)	$191,980	—	—	$3,429,496

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/13
Common Stock:
Thailand	$341,606	—	$(328,196)	—	$(4,646)	$(8,764)	—	—	—

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 12/31/13
Corporate Bonds & Notes:
Oil & Gas	$6,721,800	—	—	—	—	$659,000	—	$(7,380,800)	—

AllianzGI Wellness:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/13
Warrants	$525,589	—	—	—	—	$(77,287)	—	—	$448,302

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,684,319	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.79
Preferred Stock	$1,745,177	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$1.36-$7.65

AllianzGI Wellness:
Investments in Securities – Assets	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants	$448,302	Portfolio Manager Recommendation	Price of Warrant	$2.48

*	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Emerging Markets Opportunities and AllianzGI Wellness held at December 31, 2013 were $421,351 and $(77,287), respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income

168	December 31, 2013 |	Semiannual Report

tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.”

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only

170	December 31, 2013 |	Semiannual Report

made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2013:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(325,298)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$37,844,645
Liability derivatives:
Options written, at value	$(5,685,300)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2013:

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$378
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$62

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(1,467,236)
Net change in unrealized appreciation/depreciation of:
Options written	$(162,089)

AllianzGI Technology:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$10,523,897
Options written	(31,365,934)
Total net realized loss	$(20,842,037)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$20,945,942
Options written	17,227,808
Total net change in unrealized appreciation/depreciation	$38,173,750

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2013:

	Options Purchased	Options Written	Forward Foreign Currency Contracts
	Contracts(1)	Contracts(1)	Sold(2)
AllianzGI Global Small-Cap	—	—	$4,104
AllianzGI Income & Growth	—	6,904	—
AllianzGI Technology	28,067	58,922	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays all of a portion of the fees it

172	December 31, 2013 |	Semiannual Report

receives as Investment Adviser to the Sub-Advisers in return for their services in accordance with the portfolio management agreements. AllianzGI U.S. sub-advises the following Funds: AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Large-Cap Growth, AllianzGI Mid-Cap, AllianzGI Opportunity, AllianzGI Small-Cap Blend, AllianzGI Technology, AllianzGI U.S. Managed Volatility and AllianzGI Wellness. NFJ sub-advises the following Funds: AllianzGI NFJ All-Cap, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’s average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, B, C, D, and R			Class P			Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI Emerging Markets Opportunities(1)	0.90%	0.90%		0.50%	0.50%		0.50%	0.50%		0.40%	0.40%		N/A	N/A		N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30%	0.30%		N/A	N/A
AllianzGI Global Commodity Equity(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(4)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		N/A	N/A
AllianzGI International Managed Volatility(1)	0.40	0.40		0.50	0.30	(5)	0.50	0.30	(5)	0.40	0.20	(5)	0.40	0.20	(5)	N/A	N/A
AllianzGI Large-Cap Growth(3)	0.45	0.40	(7)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ All-Cap Value(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Dividend Value(3)	0.45	0.45	(8)	0.40	0.34		0.40	0.34		0.30	0.24		0.30	0.24		0.25%	0.20%
AllianzGI NFJ International Value(1)	0.60	0.60	(9)	0.50	0.36	(6)	0.50	0.36	(6)	0.40	0.26	(6)	0.40	0.26	(6)	0.35	0.25	(6)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Mid-Cap Value(3)	0.60	0.60		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Small-Cap Value(3)	0.60	0.56	(10)	0.40	0.35		0.40	0.35		0.30	0.20	(11)	0.30	0.20	(11)	0.25	0.16	(11)
AllianzGI Opportunity(3)	0.65	0.60	(7)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Small-Cap Blend(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.90	(12)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI U.S. Managed Volatility(3)	0.30	0.30		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Wellness(3)	0.80	0.80		0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A		N/A	N/A

(1)

Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

$1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.
(5)	Effective November 1, 2013, the Administrator has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.20%. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(6)	Effective November 1, 2012, the Administrator had contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.05%. From November 1, 2012 through October 31, 2013, the Administrator had voluntarily agreed to observe an additional waiver of a portion of its Administration Fees which reduced the contractual fee rate by an additional 0.025%. From November 1, 2013 through December 15, 2013, the Administrator had agreed to observe a waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.075%. Effective December 16, 2013, the Administrator has contractually agreed to observe, through December 15, 2014, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.025%.
(7)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the contractual fee rate by 0.05%.
(8)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(9)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets.
(10)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(11)	Effective November 1, 2013, the Administrator has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Administration Fees paid by Institutional Class, Class R6 and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes. An identical waiver arrangement was in place for Institutional Class and Administrative Class shares of the Fund from November 1, 2012 through October 31, 2013.
(12)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2013, the Distributor received $145,877, representing commissions (sales charges) and CDSC.

174	December 31, 2013 |	Semiannual Report

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class C	Class D	Class P	Institutional Class
AllianzGI Small-Cap Blend Fund(1)	N/A	1.31%	2.06%	1.31%	1.06%	0.96%

(1)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Administrator to waive, through June 30, 2014, its administration fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses (including both corporate organizational and initial offering expenses) but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed the net expense ratios in the fee table. Under the Expense Limitation Agreement, the Administrator may recoup waived or reimbursed amounts until June 30, 2017, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

6.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2013, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$70,695,341	$76,081,588
AllianzGI Focused Growth	146,284,307	168,554,585
AllianzGI Global Commodity Equity	24,419,368	23,494,331
AllianzGI Global Small-Cap	72,341,753	40,176,088
AllianzGI Income & Growth	1,129,383,087	799,302,978
AllianzGI International Managed Volatility	31,423,147	28,784,418
AllianzGI Large-Cap Growth	19,647,900	128,225,183
AllianzGI Mid-Cap	111,563,331	131,141,758
AllianzGI NFJ All-Cap Value	1,576,924	2,095,747
AllianzGI NFJ Dividend Value	1,012,358,267	1,287,664,601
AllianzGI NFJ International Value	661,720,588	766,089,015
AllianzGI NFJ Large-Cap Value	50,512,027	87,765,671

	Purchases	Sales
AllianzGI NFJ Mid-Cap Value	$112,453,870	$141,016,639
AllianzGI NFJ Small-Cap Value	1,005,803,512	1,517,568,164
AllianzGI Opportunity	97,277,918	114,452,362
AllianzGI Small-Cap Blend	7,844,471	2,869,208
AllianzGI Technology*	861,297,058	891,689,612
AllianzGI U.S. Managed Volatility	31,539,244	28,220,606
AllianzGI Wellness	95,510,111	101,184,064

*	Securities sold short of $147,564,088; covers on securities sold short of $128,079,717.

(a) Transactions in options written for the six months ended December 31, 2013:

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2013	17,550	$858,699
Options written	48,798	3,084,506
Options terminated in closing transactions	(25,645)	(1,566,806)

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI Income & Growth:
	Contracts	Premiums
Options expired	(37,540)	$(1,977,964)
Options outstanding, December 31, 2013	3,163	$398,435

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2013	70,930	$22,427,783
Options written	79,219	48,527,411
Options terminated in closing transactions	(47,395)	(34,137,655)
Options expired	(42,953)	(7,885,302)
Options exercised	(1,452)	(475,515)
Options outstanding, December 31, 2013	58,349	$28,456,722

7.	INCOME TAX INFORMATION

At December 31, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
AllianzGI Emerging Markets Opportunities	$115,838,565	$17,970,491	$2,454,977	$15,515,514
AllianzGI Focused Growth	392,944,429	172,006,969	844,773	171,162,196
AllianzGI Global Commodity Equity	40,822,778	7,880,019	348,736	7,531,283
AllianzGI Global Small-Cap	125,585,849	39,891,629	1,152,749	38,738,880
AllianzGI Income & Growth	1,799,424,263	69,109,156	50,449,516	18,659,640
AllianzGI International Managed Volatility	78,020,859	7,950,761	1,984,237	5,966,524
AllianzGI Large-Cap Growth	61,507,697	20,409,500	152,130	20,257,370
AllianzGI Mid-Cap	261,843,376	85,662,570	560,019	85,102,551
AllianzGI NFJ All-Cap Value	20,822,101	6,401,532	204,579	6,196,953
AllianzGI NFJ Dividend Value	7,055,476,567	2,275,347,450	160,564,406	2,114,783,044
AllianzGI NFJ International Value	2,966,919,332	489,890,151	139,556,765	350,333,386
AllianzGI NFJ Large-Cap Value	522,046,869	226,245,057	3,763,878	222,481,179
AllianzGI NFJ Mid-Cap Value	582,893,914	236,655,014	9,076,571	227,578,443
AllianzGI NFJ Small-Cap Value	5,722,258,568	2,719,495,710	66,700,967	2,652,794,743
AllianzGI Opportunity	97,821,961	19,471,043	1,555,814	17,915,229
AllianzGI Small-Cap Blend	5,286,143	944,594	68,191	876,403
AllianzGI Technology	869,964,236	411,709,019	2,034,253	409,674,766
AllianzGI U.S. Managed Volatility	59,079,054	4,412,065	960,840	3,451,225
AllianzGI Wellness	120,402,780	26,442,281	870,198	25,572,083

(1)	Differences, if any, between book and tax cost basis may be attributable to wash sale loss deferrals and/or the differing treatment of bond premium amortization.

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Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	71,864	$1,808,043	354,583	$9,088,144	340,139	$13,197,411	895,269	$29,641,745
Class B	—	—	—	—	3,313	97,546	2,473	61,906
Class C	37,575	916,300	60,956	1,520,889	159,915	4,779,217	163,468	4,205,256
Class D	27,799	715,553	170,528	4,360,495	32,825	1,109,692	43,734	1,286,600
Class R	—	—	—	—	51,279	1,630,490	122,504	3,393,043
Class P	12,453	314,509	28,992	725,611	72,918	2,285,950	71,988	1,986,928
Institutional Class	351,974	8,952,190	1,274,069	32,810,737	180,424	6,491,366	502,848	15,738,401
Administrative Class	—	—	—	—	1,793	62,375	138,158	4,213,338

Issued in reinvestment of dividends and distributions:
Class A	12,988	325,597	16,053	414,822	477,553	18,222,097	356,201	11,099,231
Class B	—	—	—	—	6,199	180,904	6,643	163,419
Class C	2,520	61,677	4,114	103,668	625,037	18,244,825	461,482	11,352,458
Class D	6,187	157,714	9,868	258,830	20,002	659,992	14,751	402,259
Class R	—	—	—	—	40,368	1,253,544	43,256	1,119,897
Class P	439	10,844	837	21,295	32,223	1,002,644	20,050	517,097
Institutional Class	42,670	1,072,301	37,971	984,956	88,609	3,153,042	61,100	1,778,011
Administrative Class	—	—	—	—	12,200	413,707	29,186	815,456

Cost of shares redeemed:
Class A	(301,192)	(7,640,963)	(689,202)	(17,348,552)	(470,546)	(18,290,331)	(6,117,516)	(203,176,857)
Class B	—	—	—	—	(15,439)	(466,019)	(56,817)	(1,507,258)
Class C	(145,552)	(3,567,550)	(301,880)	(7,248,230)	(400,879)	(12,063,201)	(982,480)	(25,898,351)
Class D	(93,352)	(2,391,177)	(572,144)	(14,421,194)	(47,131)	(1,596,697)	(149,350)	(4,386,042)
Class R	—	—	—	—	(85,541)	(2,721,078)	(361,653)	(9,845,331)
Class P	(39,591)	(978,304)	(80,488)	(1,958,009)	(28,800)	(917,930)	(112,766)	(3,117,557)
Institutional Class	(319,386)	(8,091,319)	(2,741,111)	(67,763,731)	(98,177)	(3,559,568)	(330,743)	(10,333,307)
Administrative Class	—	—	—	—	(1,294)	(44,710)	(347,773)	(10,317,158)
Net increase (decrease) resulting from Fund share transactions	(332,604)	$(8,334,585)	(2,426,854)	$(58,450,269)	996,990	$33,125,268	(5,525,987)	$(180,806,816)

*	Actual amount less than 1 share.

178	December 31, 2013 |	Semiannual Report

AllianzGI Global Commodity Equity				AllianzGI Global Small-Cap
Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

49,150	$874,176	144,345	$2,313,837	245,310	$9,555,694	218,271	$7,111,294
—	—	—	—	311	10,608	980	27,704
5,970	100,050	12,457	192,448	119,063	4,347,993	53,621	1,565,466
26,028	468,409	19,824	324,786	405,797	16,180,193	170,568	5,487,277
—	—	—	—	—	—	—	—
29,346	539,556	3,748	61,025	72,237	3,002,389	32,928	1,130,963
224,137	4,120,707	694,720	11,416,206	469,960	19,133,255	525,073	17,847,495
—	—	—	—	—	—	—	—

1,182	21,577	1,270	20,470	—	—	—	—
—	—	—	—	—	—	—	—
— *	2	— *	3	—	—	—	—
597	10,900	292	4,710	—	—	—	—
—	—	—	—	—	—	—	—
140	2,584	67	1,100	—	—	—	—
10,854	201,569	9,411	154,250	—	—	—	—
—	—	—	—	—	—	—	—

(73,656)	(1,314,347)	(222,167)	(3,550,164)	(137,274)	(5,401,579)	(203,386)	(6,361,998)
—	—	—	—	(8,286)	(289,673)	(82,560)	(2,342,530)
(37,397)	(634,266)	(146,234)	(2,229,984)	(28,486)	(1,020,079)	(105,980)	(2,983,313)
(17,636)	(314,029)	(83,172)	(1,336,672)	(63,966)	(2,502,986)	(287,741)	(8,653,309)
—	—	—	—	—	—	—	—
(3,730)	(68,319)	(17,412)	(281,179)	(6,584)	(272,736)	(11,965)	(370,629)
(140,979)	(2,556,615)	(643,272)	(10,552,081)	(167,657)	(7,012,495)	(100,775)	(3,342,696)
—	—	—	—	—	—	—	—

74,006	$1,451,954	(226,123)	$(3,461,245)	900,425	$35,730,584	209,034	$9,115,724

Semiannual Report	| December 31, 2013	179

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI Income & Growth				AllianzGI International Managed Volatility
	Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,014,263	$200,007,679	16,308,507	$196,255,459	287,160	$4,043,549	281,881	$3,747,692
Class B	—	—	—	—	—	—	—	—
Class C	13,903,268	167,278,596	16,236,233	188,729,872	6,028	84,408	22,725	299,180
Class D	814,652	10,179,855	955,700	11,513,369	2,754	38,563	11,890	161,140
Class R	49,707	628,970	193,155	2,331,000	368	5,050	1,133	15,034
Class P	8,825,190	111,565,170	10,122,516	123,050,959	2,388	32,407	13,780	181,565
Institutional Class	2,520,466	31,987,115	4,280,049	51,943,237	393,725	5,531,371	1,500,608	20,275,855
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	1,674,179	20,910,357	2,513,295	29,936,476	20,962	289,487	35,013	453,419
Class B	—	—	—	—	—	—	—	—
Class C	1,598,590	19,207,441	2,411,564	27,802,288	12,748	175,538	23,543	303,705
Class D	121,726	1,525,447	247,184	2,945,732	1,948	26,827	2,599	33,555
Class R	9,450	118,518	15,133	181,371	102	1,387	260	3,317
Class P	530,282	6,696,115	857,281	10,300,252	675	9,226	766	9,822
Institutional Class	449,097	5,691,577	860,444	10,376,113	116,430	1,597,426	109,665	1,411,383
Administrative Class	—	—	—	—	19	274	26	345

Cost of shares redeemed:
Class A	(4,867,039)	(60,757,657)	(9,692,483)	(115,786,804)	(196,304)	(2,757,961)	(452,714)	(6,026,297)
Class B	—	—	—	—	—	—	—	—
Class C	(3,500,914)	(41,997,318)	(7,376,198)	(85,147,769)	(85,952)	(1,192,976)	(245,054)	(3,230,653)
Class D	(495,459)	(6,196,520)	(1,792,603)	(21,423,926)	(7,487)	(106,539)	(10,925)	(143,742)
Class R	(1,476)	(18,644)	(112,551)	(1,348,436)	(3,399)	(47,776)	(232)	(3,192)
Class P	(3,946,300)	(49,786,597)	(6,942,977)	(84,475,387)	(4,979)	(68,190)	(23,623)	(311,065)
Institutional Class	(1,817,378)	(23,053,568)	(3,907,500)	(47,548,988)	(356,943)	(4,999,222)	(910,644)	(12,067,991)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	31,882,304	$393,986,536	25,176,749	$299,634,818	190,243	$2,662,849	360,697	$5,113,072

*	Actual amount less than 1 share.

180	December 31, 2013 |	Semiannual Report

AllianzGI Large-Cap Growth				AllianzGI Mid-Cap
Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

236,305	$2,367,576	451,912	$6,216,747	695,381	$2,428,804	1,938,118	$5,730,357
14,882	76,502	1,316	15,700	4,960	16,240	12,353	34,212
214,543	1,216,599	38,474	473,319	227,900	722,232	1,210,459	3,066,448
52,835	811,164	180,963	2,422,399	27,849	98,490	47,634	146,568
138	1,952	2,756	37,546	92,819	322,766	509,782	1,493,667
18,449	217,425	10,989	155,730	— *	1	33,132	107,686
471,290	6,333,315	2,884,265	41,238,294	798,689	3,017,021	2,630,455	8,375,668
1,314	17,791	194,357	2,729,757	130,386	482,806	67,263	205,189

2,106,729	13,295,233	339,609	4,342,665	—	—	2,255,596	6,022,441
80,294	412,773	6,141	72,713	—	—	49,392	121,505
688,581	3,519,148	42,385	503,348	—	—	4,720,575	11,565,408
477,018	3,086,678	56,099	716,407	—	—	32,861	89,382
3,297	20,312	2,800	35,529	—	—	48,158	128,583
22,504	151,017	1,600	20,906	—	—	12,226	35,213
4,167,742	28,095,580	1,720,848	22,565,113	—	—	1,385,993	3,991,661
89,021	581,309	137,129	1,771,394	—	—	33,282	92,191

(514,687)	(6,043,386)	(3,011,081)	(41,400,189)	(1,964,235)	(6,849,559)	(8,187,892)	(23,747,553)
(27,736)	(301,036)	(42,144)	(547,133)	(96,107)	(307,065)	(514,116)	(1,392,791)
(177,027)	(1,641,113)	(124,239)	(1,599,634)	(3,458,227)	(10,978,168)	(11,687,023)	(31,424,823)
(146,014)	(1,099,329)	(2,006,063)	(27,451,107)	(35,686)	(125,129)	(257,536)	(790,397)
(1,069)	(15,771)	(29,081)	(400,569)	(113,541)	(394,752)	(277,402)	(816,120)
(23,643)	(281,116)	(18,311)	(260,263)	(4,264)	(16,488)	(197,157)	(614,846)
(7,265,125)	(108,800,954)	(13,126,424)	(182,269,768)	(1,984,317)	(7,449,665)	(11,560,915)	(35,024,913)
(33,798)	(517,800)	(2,731,753)	(39,291,564)	(320,106)	(1,186,763)	(890,865)	(2,658,468)
455,843	$(58,496,131)	(15,017,453)	$(209,902,660)	(5,998,499)	$(20,219,229)	(18,585,627)	$(55,263,732)

Semiannual Report	| December 31, 2013	181

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI NFJ All-Cap Value				AllianzGI NFJ Dividend Value
	Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	97,064	$1,321,844	165,142	$1,940,421	11,419,252	$170,895,700	25,398,246	$338,264,116
Class B	5	61	431	5,159	3,239	50,567	13,090	172,716
Class C	39,298	511,180	78,884	871,879	1,030,387	15,602,136	2,889,882	38,246,704
Class D	10,623	144,749	245,343	2,941,143	1,649,366	24,817,051	4,070,512	53,421,008
Class R	—	—	—	—	1,367,913	20,335,102	3,608,322	47,329,695
Class P	42,153	592,705	158,515	1,891,012	11,072,655	167,218,797	36,849,185	492,010,023
Institutional Class	8,198	115,995	21,901	272,793	20,402,449	307,306,649	85,358,784	1,101,038,094
Administrative Class	—	—	—	—	3,428,250	51,938,347	11,791,216	152,269,045
Class R6	—	—	—	—	640 †	10,000 †	—	—

Issued in reinvestment of dividends and distributions:
Class A	13,662	191,539	17,001	191,263	1,178,361	17,993,792	2,593,973	34,592,737
Class B	103	1,425	388	4,279	5,206	80,514	14,596	199,324
Class C	4,411	59,200	5,995	64,620	161,914	2,495,368	271,294	3,699,323
Class D	1,116	15,910	2,104	23,984	192,336	2,953,221	418,187	5,621,551
Class R	—	—	—	—	167,525	2,551,852	358,073	4,780,742
Class P	3,524	50,388	4,019	46,054	535,891	8,226,490	1,159,206	15,523,329
Institutional Class	822	12,286	761	9,117	3,138,485	48,126,152	7,539,548	100,744,945
Administrative Class	30	426	36	422	641,177	9,894,642	1,775,515	23,819,720

Cost of shares redeemed:
Class A	(94,469)	(1,287,444)	(368,835)	(4,259,055)	(15,950,568)	(239,394,305)	(48,568,101)	(631,903,789)
Class B	(11,971)	(157,771)	(23,514)	(263,107)	(588,613)	(8,941,722)	(1,266,467)	(16,583,682)
Class C	(58,773)	(752,415)	(159,251)	(1,750,802)	(2,672,328)	(40,513,578)	(7,257,648)	(95,000,088)
Class D	(35,490)	(499,339)	(240,257)	(2,973,509)	(3,274,111)	(49,373,067)	(7,575,838)	(99,613,086)
Class R	—	—	—	—	(3,131,771)	(46,774,052)	(5,123,686)	(66,898,710)
Class P	(48,195)	(671,354)	(159,540)	(1,910,915)	(10,671,755)	(160,831,528)	(44,049,080)	(565,180,991)
Institutional Class	(513)	(7,508)	(12,473)	(153,581)	(39,517,264)	(601,932,338)	(83,944,077)	(1,105,920,797)
Administrative Class	—	—	—	—	(7,983,539)	(121,546,614)	(32,967,735)	(440,859,666)
Net increase (decrease) resulting from Fund share transactions	(28,402)	$(358,123)	(263,350)	$(3,048,823)	(27,394,903)	$(418,810,824)	(46,643,003)	$(610,227,737)

†	Shares sold to AFI subsequent to commencement of operations.

182	December 31, 2013 |	Semiannual Report

AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,311,739	$118,124,360	17,207,753	$366,203,748	286,016	$5,373,571	953,174	$15,136,281
—	—	—	—	213	4,095	4,053	60,866
468,140	10,357,263	1,836,481	38,262,209	64,462	1,217,231	210,742	3,403,026
510,685	11,427,299	3,060,006	64,890,686	32,624	618,183	85,431	1,391,807
293,678	6,512,772	577,462	12,221,441	53,891	1,016,353	95,257	1,540,159
3,062,428	68,700,905	9,912,471	210,844,300	58,022	1,100,890	203,281	3,293,343
11,472,471	255,044,159	27,454,079	581,199,742	1,567,638	29,522,427	3,859,661	62,846,767
261,991	5,837,075	1,872,421	36,867,025	24,697	465,354	63,010	1,037,845
443 †	10,000 †	—	—	—	—	—	—

384,573	8,717,118	495,440	10,325,831	71,697	1,372,804	198,852	3,218,835
—	—	—	—	790	15,276	1,729	28,876
47,563	1,069,345	47,237	967,436	20,965	403,847	36,966	614,553
48,925	1,107,915	84,623	1,760,823	16,823	325,075	29,153	487,278
9,782	222,501	9,295	194,143	3,577	68,967	9,347	152,113
62,621	1,425,241	89,006	1,870,043	4,041	78,422	11,781	192,999
778,074	17,705,294	1,073,049	22,570,658	210,122	4,024,164	549,949	8,912,653
8,075	183,452	30,003	628,858	2,912	56,060	9,805	159,484

(7,310,697)	(162,831,355)	(13,062,958)	(273,022,267)	(1,055,771)	(19,898,598)	(3,095,712)	(49,504,728)
—	—	—	—	(51,319)	(972,029)	(374,918)	(5,788,835)
(1,200,293)	(26,506,876)	(2,070,625)	(42,910,076)	(448,083)	(8,469,309)	(1,821,530)	(28,784,545)
(2,069,664)	(46,032,320)	(2,646,753)	(55,435,294)	(309,816)	(5,959,462)	(659,493)	(10,482,874)
(95,191)	(2,149,945)	(180,057)	(3,830,750)	(54,903)	(1,039,987)	(285,906)	(4,647,876)
(4,176,340)	(93,362,435)	(7,430,412)	(158,562,304)	(62,548)	(1,195,190)	(368,054)	(6,058,254)
(8,319,751)	(187,157,619)	(12,596,671)	(266,522,557)	(2,483,157)	(46,754,433)	(5,231,829)	(83,866,770)
(1,346,071)	(29,758,092)	(154,940)	(3,273,568)	(116,002)	(2,181,960)	(150,460)	(2,469,764)
(1,796,819)	$(41,353,943)	25,606,910	$545,250,127	(2,163,109)	$(40,808,249)	(5,665,711)	$(89,126,761)

Semiannual Report	| December 31, 2013	183

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	381,933	$8,484,503	1,317,010	$24,317,284	4,484,283	$152,497,657	10,524,550	$318,320,663
Class B	1	37	1,235	19,739	6,449	200,225	4,916	136,263
Class C	73,952	1,400,489	203,287	3,269,461	309,571	9,489,669	205,245	5,553,269
Class D	13,258	295,093	59,922	1,154,240	53,447	1,908,574	127,380	3,980,846
Class R	60,120	1,163,932	136,000	2,286,832	383,823	13,598,507	712,561	22,327,905
Class P	46,075	878,933	533,576	8,321,991	204,813	7,181,506	314,617	9,883,213
Institutional Class	838,073	20,155,475	982,087	19,570,447	8,229,440	300,257,596	23,216,625	745,056,697
Administrative Class	17,538	395,638	39,098	752,964	2,954,896	101,371,301	6,623,411	201,565,518
Class R6	—	—	—	—	292 †	10,000 †	—	—

Issued in reinvestment of dividends and distributions:
Class A	150,371	3,479,584	367,647	6,753,676	7,283,270	234,284,640	4,689,807	132,881,663
Class B	55	1,137	— *	3	27,979	868,721	21,033	575,251
Class C	36,281	715,463	153,436	2,408,952	971,412	29,433,550	622,139	16,707,795
Class D	4,227	99,004	9,248	171,833	411,188	13,642,853	277,384	8,076,599
Class R	5,425	110,779	14,154	229,855	453,710	15,037,307	288,765	8,389,986
Class P	1,507	29,451	3,222	50,065	167,758	5,710,229	222,538	6,630,583
Institutional Class	42,226	1,031,595	65,968	1,278,450	11,965,914	409,324,483	7,013,214	209,921,130
Administrative Class	2,063	49,064	4,735	89,300	4,542,865	146,022,121	3,138,102	88,874,694

Cost of shares redeemed:
Class A	(1,616,665)	(35,755,882)	(5,103,290)	(95,020,851)	(8,522,100)	(292,808,144)	(21,529,982)	(649,677,817)
Class B	(62,627)	(1,211,265)	(592,812)	(9,390,245)	(42,990)	(1,426,749)	(165,003)	(4,788,895)
Class C	(783,477)	(14,780,335)	(2,195,144)	(34,903,104)	(830,225)	(26,910,837)	(2,317,972)	(66,301,753)
Class D	(67,673)	(1,535,685)	(264,591)	(4,934,084)	(307,956)	(10,855,463)	(938,467)	(28,827,004)
Class R	(107,294)	(2,096,257)	(263,728)	(4,333,992)	(634,395)	(22,390,656)	(1,919,441)	(58,829,348)
Class P	(71,588)	(1,346,104)	(375,339)	(5,896,400)	(1,579,846)	(59,540,929)	(764,445)	(24,062,795)
Institutional Class	(381,290)	(9,056,375)	(829,999)	(16,742,658)	(12,377,570)	(453,655,379)	(18,610,130)	(592,096,516)
Administrative Class	(30,784)	(700,943)	(84,697)	(1,623,239)	(5,681,679)	(194,234,515)	(16,742,555)	(507,352,494)
Net increase (decrease) resulting from Fund share transactions	(1,448,293)	$(28,192,669)	(5,818,975)	$(102,169,481)	12,474,349	$379,016,267	(4,985,708)	$(153,054,547)

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.
†	Shares sold to AFI subsequent to commencement of operations.

184	December 31, 2013 |	Semiannual Report

AllianzGI Opportunity				AllianzGI Small-Cap Blend		AllianzGI Technology
Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Period from July 1, 2013** through December 31, 2013 (Unaudited)		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

35,877	$1,053,731	119,218	$2,934,849	2,085	$35,376	593,367	$34,324,503	981,461	$46,835,507
84	1,685	56	906	—	—	216	10,955	236	9,794
31,013	626,495	43,351	743,476	2,903	50,171	80,946	4,176,096	110,358	4,699,823
2,095	46,299	18,354	320,765	—	—	707,457	40,851,674	1,212,475	56,351,822
5,352	114,101	929	16,566	—	—	—	—	—	—
7,954	170,003	26,202	476,339	—	—	116,921	7,135,513	165,593	8,195,148
35,591	892,999	719,851	14,885,332	—	—	1,015,639	62,181,166	1,480,968	73,079,702
7,646	183,748	5,702	116,006	—	—	178,915	10,873,561	127,169	6,151,476

74,162	2,162,569	57,541	1,325,750	29	498	355,666	20,226,739	290,123	12,895,960
1,573	31,568	1,825	29,799	—	—	3,784	192,226	5,613	226,556
157,170	3,151,254	107,225	1,749,912	36	610	168,201	8,541,271	141,949	5,726,212
2,160	46,056	1,244	21,338	6	102	225,962	12,687,793	165,651	7,277,057
600	12,324	112	1,865	—	—	—	—	—	—
959	20,481	1,437	24,632	6	116	45,184	2,697,503	39,533	1,833,555
19,812	487,947	84,263	1,649,022	3,525	60,637	575,113	34,558,566	441,929	20,602,736
720	17,057	481	9,095	—	—	77,301	4,525,241	59,526	2,715,561

(182,749)	(5,335,628)	(744,455)	(18,567,700)	—	—	(722,944)	(42,066,116)	(1,823,964)	(85,860,213)
(4,845)	(97,842)	(39,067)	(692,347)	—	—	(13,826)	(718,360)	(62,988)	(2,687,104)
(228,898)	(4,665,889)	(675,845)	(11,866,339)	—	—	(169,744)	(8,718,633)	(560,252)	(23,895,602)
(3,316)	(73,187)	(23,850)	(429,915)	—	—	(898,601)	(51,508,711)	(1,236,452)	(56,688,316)
(315)	(6,684)	(7,131)	(135,123)	—	—	—	—	—	—
(17,449)	(380,565)	(62,668)	(1,168,621)	—	—	(108,112)	(6,520,566)	(328,101)	(15,909,743)
(275,519)	(6,767,129)	(2,750,897)	(59,135,717)	—	—	(695,135)	(41,979,779)	(2,335,193)	(114,439,158)
(11,196)	(272,298)	(11,531)	(241,315)	—	—	(116,607)	(7,100,746)	(288,565)	(13,922,115)
(341,519)	$(8,580,905)	(3,127,653)	$(67,931,425)	8,590	$147,510	1,419,703	$84,369,896	(1,412,931)	$(66,801,342)

Semiannual Report	| December 31, 2013	185

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

	AllianzGI U.S. Managed Volatility				AllianzGI Wellness
	Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013		Six Months ended December 31, 2013 (Unaudited)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	441,350	$6,026,922	375,792	$5,050,323	60,308	$1,935,370	225,548	$6,634,507
Class B	431	5,509	2,130	25,184	1,596	41,416	1,482	37,924
Class C	4,828	61,356	26,629	326,727	59,818	1,706,433	55,308	1,455,540
Class D	164,606	2,342,458	99,535	1,329,555	26,877	879,392	153,837	4,533,449
Class P	8,515	121,107	20,673	283,180	—	—	—	—
Institutional Class	807,887	11,684,458	2,930,801	40,366,282	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	11,221	154,834	43,015	522,345	134,697	3,860,398	52,672	1,423,732
Class B	382	4,879	5,597	62,682	3,853	96,900	2,311	56,587
Class C	2,372	30,239	17,884	200,407	62,051	1,561,818	20,033	490,601
Class D	1,177	16,266	5,832	70,674	663,246	19,001,967	268,178	7,246,175
Class P	132	1,884	191	2,397	—	—	—	—
Institutional Class	92,080	1,316,721	123,264	1,549,039	—	—	—	—
Administrative Class	43	594	194	2,381	—	—	—	—

Cost of shares redeemed:
Class A	(90,085)	(1,245,019)	(278,305)	(3,760,854)	(69,317)	(2,256,902)	(263,898)	(7,667,901)
Class B	(19,399)	(249,852)	(30,470)	(382,427)	(7,239)	(218,140)	(35,213)	(936,422)
Class C	(19,051)	(242,816)	(90,709)	(1,113,193)	(24,022)	(682,681)	(61,559)	(1,618,564)
Class D	(220,592)	(3,105,830)	(52,296)	(706,210)	(326,178)	(10,411,214)	(648,970)	(19,065,707)
Class P	(11,946)	(171,658)	(9,648)	(127,852)	—	—	—	—
Institutional Class	(395,563)	(5,709,484)	(540,457)	(7,447,994)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	778,388	$11,042,568	2,649,652	$36,252,646	585,690	$15,514,757	(230,271)	$(7,410,079)

186	December 31, 2013 |	Semiannual Report

9.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the investment manager or affiliates of the investment manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2013, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities Fund	6	59.42%
AllianzGI Focused Growth Fund	5	52.68%
AllianzGI Global Commodity Equity Fund	5	57.12%
AllianzGI Global Small-Cap Fund	7	67.11%
AllianzGI Income & Growth Fund	7	76.84%
AllianzGI International Managed Volitility Fund	6	67.12%
AllianzGI Large-Cap Growth Fund	5	68.11%
AllianzGI Mid-Cap Fund	6	55.13%
AllianzGI NFJ All-Cap Value Fund	7	76.39%
AllianzGI NFJ Dividend Value Fund	5	58.57%
AllianzGI NFJ International Value Fund	4	52.45%
AllianzGI NFJ Large-Cap Value Fund	4	51.45%
AllianzGI NFJ Mid-Cap Value Fund	6	53.35%
AllianzGI NFJ Small-Cap Value Fund	3	46.02%
AllianzGI Opportunity Fund	5	51.15%
AllianzGI Small-Cap Blend Fund	1	0.00%	98.54%
AllianzGI Technology Fund	3	33.74%
AllianzGI U.S. Managed Volitility Fund	5	60.20%
AllianzGI Wellness Fund	4	60.30%

10.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2013:

AllianzGI Focused Growth:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain(Loss)
Yelp, Inc.†	—	$10,412,416	—	$460,999	$10,873,415	—	—

AllianzGI Global Small-Cap:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG	$596,927	$329,068	—	$530,532	$1,418,660	—	—
Aveva Group PLC	481,762	171,308	$26	158,878	629,189	$1,452	—
Burckhardt Compression Holding AG	637,315	214,360	—	186,340	934,052	9,883	—
China Everbright International Ltd.	464,001	53,692	136,486	560,475	707,930	2,451	$46,222
Curtiss-Wright Corp.	—	724,250	15,728	256,723	965,063	2,890	(182)
DSV A/S†	467,519	23,116	530,940	—	—	—	57,279
Elekta AB†	439,527	—	446,677	—	—	—	202,668
Ju Teng International Holdings Ltd.††	430,821	212,101	116,121	173,440	698,624	—	15,633
Mentor Graphics Corp.††	443,785	239,576	—	169,398	801,724	2,565	—
Pfeiffer Vacuum Technology AG†	607,337	—	614,073	—	—	—	(61,875)

Semiannual Report	| December 31, 2013	187

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

AllianzGI Global Small-Cap:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain(Loss)
Rotork PLC	$672,471	$289,693	—	$384,991	$1,099,725	$4,869	—
SimCorp A/S	766,537	342,862	—	544,103	1,413,599	—	—
Spectris PLC	—	533,212	—	93,413	626,625	2,961	—
Spirax-Sarco Engineering PLC	769,799	347,525	—	370,825	1,300,128	6,419	—
Tiangong International Co., Ltd.	394,807	51,457	$235,426	46,393	246,338	—	$(12,241)
Trelleborg AB	—	768,402	—	86,381	854,783	—	—
Unit 4 NV	424,473	223,682	—	369,642	963,699	—	—
United Internet AG†	594,359	104,486	982,609	—	—	—	375,017
Vacon PLC	728,647	322,710	—	359,596	1,233,251	—	—
Victrex PLC†	474,588	205,952	—	128,351	862,480	—	—
Totals	$9,394,675	$5,157,452	$3,078,086	$4,419,481	$14,755,870	$33,490	$622,521

AllianzGI International Managed Volatility:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain
Fresenius SE & Co. KGaA	—	$1,012,965	$2,744	$167,066	$1,177,605	—	$318

AllianzGI Large-Cap Growth:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain
Yelp, Inc.†	—	$1,159,534	$263,520	$19,869	$926,343	—	$10,460

AllianzGI Mid-Cap:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain
Yelp, Inc.†	—	$4,805,042	$144,099	$1,009,834	$5,696,166	—	$25,389

AllianzGI NFJ Dividend Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Money Market Fund, Institutional II Class	$25,000,000	—	—	—	$25,000,000	$6,121	—

AllianzGI NFJ International Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2013	Dividend Income	Net Realized Loss
Cia Paranaense de Energia††	$27,649,665	$18,403,567	$304,440	$(20,276,618)	$46,303,008	$1,658,677	$(143,143)

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc.†	$34,363,447	$851,057	—	$16,578,715	$46,069,376	$506,098	—
Alliant Techsystems, Inc.†	113,170,818	—	$38,489,022	52,703,880	122,203,224	583,206	$11,279,205
AllianzGI Money Market Fund, Institutional II Class	25,000,000	—	—	—	25,000,000	6,121	—
Andersons, Inc.	60,437,138	942,683	9,065,353	53,746,038	91,662,302	353,652	4,687,329

188	December 31, 2013 |	Semiannual Report

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
Barnes Group, Inc.†	$64,208,590	—	$70,281,481	—	—	$35,530	$34,677,596
Brink’s Co.	53,119,473	$1,056,410	5,768,553	$16,371,361	$65,862,888	403,990	627,041
Bristow Group, Inc.†	102,931,256	—	8,127,600	47,061,848	110,113,020	756,375	3,442,083
Buckeye Technologies, Inc.†	57,782,400	—	58,500,000	—	—	140,400	10,043,322
Cal-Maine Foods, Inc.	51,867,952	2,465,624	9,021,993	28,374,370	59,561,808	66,838	3,987,176
Cash America International, Inc.	71,549,085	7,394,992	—	13,919,422	67,200,835	117,641	—
Commercial Metals Co.	75,544,119	2,229,243	—	23,780,765	107,025,252	1,245,492	—
Curtiss-Wright Corp.	73,782,161	—	1,885,240	58,255,981	121,254,159	389,697	481,240
Group 1 Automotive, Inc.	69,450,732	—	6,281,830	30,862,559	70,856,725	339,218	3,036,092
Home Loan Servicing Solutions Ltd.	70,196,145	—	—	638,903	67,267,645	2,635,650	—
Innophos Holdings, Inc.	50,835,109	5,054,310	—	27,370,544	57,134,160	847,435	—
Meredith Corp.†	91,613,908	—	81,914,139	6,699,737	16,761,548	1,118,484	28,380,993
Neenah Paper, Inc.	26,506,124	2,680,698	—	19,621,923	38,724,514	345,505	—
Olin Corp.††	24,558,664	63,660,127	—	24,687,252	109,309,765	1,010,860	—
Sanderson Farms, Inc.	—	50,452,110	—	6,026,192	56,478,302	—	—
Sturm Ruger & Co., Inc.††	39,080,540	11,098,343	2,640,272	40,991,062	71,988,899	1,109,897	2,216,250
TAL International Group, Inc.	49,653,243	7,343,133	—	27,216,304	74,963,332	—	—
Titan International, Inc.†	48,781,292	—	44,835,541	—	—	11,434	(18,740,551)
Universal Corp.	76,396,710	3,052,014	—	19,709,594	75,260,640	1,336,900	—
Westjet Airlines Ltd.	—	39,474,244	—	9,612,336	49,086,580	289,544	—
Totals	$1,330,828,906	$197,754,988	$336,811,024	$524,228,786	$1,503,784,974	$13,649,967	$84,117,776

AllianzGI Opportunity:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
Alliant Techsystems, Inc.†	$1,531,338	$269,984	$393,830	$748,289	$2,117,232	$9,880	$29,001
Brink’s Co.	—	971,583	28,789	27,850	969,576	—	(1,068)
Bristow Group, Inc.†	1,966,132	—	1,151,997	174,030	1,148,418	13,625	193,617
Curtiss-Wright Corp.	630,020	210,357	1,078,310	—	—	2,810	308,541
Home Loan Servicing Solutions Ltd.	1,905,615	—	338,738	(11,135)	1,497,644	64,515	5,282
Mentor Graphics Corp.††	819,145	—	167,934	222,894	808,752	3,123	21,834
Totals	$6,852,250	$1,451,924	$3,159,598	$1,161,928	$6,541,622	$93,953	$557,207

AllianzGI Small-Cap Blend:
	Market Value 7/1/2013*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
Brink’s Co.	—	$23,213	—	$685	$23,898	—	—
Bristow Group, Inc. †	—	46,389	$15,843	4,395	37,530	$350	$2,589
Cal-Maine Foods, Inc.	—	20,351	—	5,548	25,899	29	—
Curtiss-Wright Corp.	—	23,736	20,647	4,957	13,006	110	4,960
Home Loan Servicing Solutions Ltd.	—	46,555	2,961	(1,961)	41,346	1,680	(287)
Mentor Graphics Corp. ††	—	31,669	—	6,963	38,632	142	—
Neenah Paper, Inc.	—	2,160	—	706	2,866	27	—
Sanderson Farms, Inc.	—	59,250	54,238	297	5,063	322	(246)
Totals	—	$253,323	$93,689	$21,590	$188,240	$2,660	$7,016

Semiannual Report	| December 31, 2013	189

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

AllianzGI Technology:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Realized Gain
Aixtron SE N.A.	$16,778	—	—	$(14,935)	$14,507	—	—
Yelp, Inc. †	7,993,449	$27,765,737	$25,570,074	11,652,568	23,724,661	—	$3,099,722
Totals	$8,010,227	$27,765,737	$25,570,074	$11,637,633	$23,739,168	—	$3,099,722

AllianzGI Wellness:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2013	Dividend Income	Net Realized Gain (Loss)
Fresenius SE & Co. KGaA	$1,363,118	—	$1,357,997	—	—	—	$196,945
Protalix BioTherapeutics, Inc.	1,483,728	$21,567	87,644	$(542,445)	$1,105,149	—	(35,285)
Totals	$2,846,846	$21,567	$1,445,641	$(542,445)	$1,105,149	—	$161,660

*	Commencement of operations, July 1, 2013.
†	Not affiliated at December 31, 2013.
††	Not affiliated at June 30, 2013.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at December 31, 2013. The percentages and market values of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI Global Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	6.77%	$1,418,660	0.87%
Aveva Group PLC	7.51%	629,189	0.39%
Burckhardt Compression Holding AG	6.48%	934,052	0.57%
Curtiss-Wright Corp.	5.25%	965,063	0.59%
Ju Teng International Holdings Ltd.	7.34%	698,624	0.43%
Mentor Graphics Corp.	5.24%	801,724	0.49%
Rotork PLC	5.15%	1,099,725	0.68%
SimCorp A/S	13.34%	1,413,599	0.87%
Spectris PLC	6.74%	626,625	0.38%
Spirax-Sarco Engineering PLC	5.58%	1,300,128	0.80%
Tiangong International Co., Ltd.	5.30%	246,338	0.15%
Trelleborg AB	5.41%	854,783	0.52%
Unit 4 NV	8.44%	963,699	0.59%
Vacon PLC	5.87%	1,233,251	0.76%
Totals		$13,185,460	8.10%

AllianzGI International Managed Volatility:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Fresenius SE & Co. KGaA	5.79%	$1,177,605	1.41%

AllianzGI NFJ International Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cia Paranaense de Energia ADR	5.57%	$46,303,008	1.40%

190	December 31, 2013 |	Semiannual Report

AllianzGI NFJ Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	8.06%	$91,662,302	1.10%
Brink’s Co.	5.03%	65,862,888	0.79%
Cal-Maine Foods, Inc.	5.73%	59,561,808	0.72%
Cash America International, Inc.	7.64%	67,200,835	0.81%
Commercial Metals Co.	5.31%	107,025,252	1.29%
Curtiss-Wright Corp.	5.25%	121,254,159	1.46%
Group 1 Automotive, Inc.	5.63%	70,856,725	0.85%
Home Loan Servicing Solutions Ltd.	6.08%	67,267,645	0.81%
Innophos Holdings, Inc.	6.71%	57,134,160	0.69%
Neenah Paper, Inc.	6.68%	38,724,514	0.46%
Olin Corp.	5.90%	109,309,765	1.31%
Sanderson Farms, Inc.	5.35%	56,478,302	0.68%
Sturm Ruger & Co., Inc.	6.09%	71,988,899	0.86%
TAL International Group, Inc.	6.33%	74,963,332	0.90%
Universal Corp.	8.01%	75,260,640	0.90%
Westjet Airlines Ltd.	12.36%	49,086,580	0.59%
Totals		$1,183,637,806	14.21%

AllianzGI Opportunity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Brink’s Co.	5.03%	$969,576	0.84%
Home Loan Servicing Solutions Ltd.	6.08%	1,497,644	1.30%
Mentor Graphics Corp.	5.24%	808,752	0.70%
Totals		$3,275,972	2.84%

AllianzGI Small-Cap Blend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Brink’s Co.	5.03%	$23,898	0.39%
Cal-Maine Foods, Inc.	5.73%	25,899	0.42%
Curtiss-Wright Corp.	5.25%	13,006	0.21%
Home Loan Servicing Solutions Ltd.	6.08%	41,346	0.67%
Mentor Graphics Corp.	5.24%	38,632	0.63%
Neenah Paper Inc.	6.68%	2,866	0.05%
Sanderson Farms Inc.	5.35%	5,063	0.08%
Totals		$150,710	2.45%

AllianzGI Technology:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aixtron SE	9.05%	$14,507	0.00%

AllianzGI Wellness:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Protalix BioTherapeutics Inc	8.26%	$1,105,149	0.75%

Semiannual Report	| December 31, 2013	191

Notes to Financial Statements (cont’d)

December 31, 2013 (Unaudited)

11.	REDEMPTIONS IN-KIND

During the six months ended December 31, 2013, AllianzGI Large-Cap Growth transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for GAAP, and the resulting gains of $15,870,566 and losses of $1,045,860 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

AllianzGI Large-Cap Growth redeemed 4,910,430 shares of the Institutional Class with a redemption value of $74,049,284. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 7.

During the six months ended December 31, 2013, AllianzGI NFJ International Value transferred securities and cash to its shareholders in connection with redemption-in-kind transactions. These transactions were treated as a sale of securities for GAAP, and the resulting gains of $4,027,483 and losses of $1,540,069 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

AllianzGI NFJ International Value redeemed 866,708 shares of the Institutional Class with a redemption value of $20,107,629. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 7.

12.	FUND EVENTS

(a) New Funds

On July 1, 2013, AllianzGI Small-Cap Blend commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

(b) New Share Classes

On December 19, 2013, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Small-Cap Value began offering Class R6 shares.

13.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 16, 2014, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.08750 per share, payable January 16, 2014 to shareholders of record on January 15, 2014.

On February 20, 2014, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.08750 per share, payable February 20, 2014 to shareholders of record on February 19, 2014.

There were no other subsequent events identified that require recognition or disclosure.

14.	CHANGES TO BOARD OF TRUSTEES

Effective December 31, 2013, Gerald M. Thorne retired as a Trustee of the Trust.

Effective February 28, 2014, Udo Frank retired as a Trustee of the Trust.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) on behalf of each Renewal Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Renewal Fund (collectively, the “Agreements”). The Investment Company Act also requires that the Trustees and the Independent Trustees initially approve any new investment advisory or portfolio management agreement for a Fund. The sub-advisers for the Funds appearing in this report include Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in June 2013, the Board and the Independent Trustees unanimously approved the Investment Advisory Agreement on behalf of AllianzGI Small-Cap Blend Fund, a new series of the Trust (the “New Fund”), and the Portfolio Management Agreement between the Adviser and AllianzGI U.S. for the New Fund.

At an in-person meeting held in October 2013, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2014 with respect to each Fund other than the New Fund (the “Renewal Funds” and, together with the New Fund, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to the approval meetings noted above, both with management and in private sessions, for the specific purpose of considering, with respect to the Renewal Funds, the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration and distribution arrangements, and, with respect to the New Fund, the proposed implementation of the Agreements and other arrangements for the Fund, including implementation of the Trust’s administration and distribution arrangements on behalf of the New Fund. (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Renewal Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Renewal Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Renewal Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. With respect to the Renewal Funds, the Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Renewal Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided or, in the case of the New Fund, expected to be provided, to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided or, in the case of the New Fund, to be provided, to the Funds and information regarding the experience, qualifications and adequacy of the personnel who provide or, in the case of the New Fund, would provide, those services; (b) the investment programs used or, in the case of the New Fund, to be used, by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage

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and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit Oversight and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit Oversight and Compliance Committee as to these matters. The Trustees also noted that the Performance Committee regularly reviews investment and performance matters, and meets with representatives of the Adviser and Sub-Advisers on a regular basis to discuss these matters and related issues. With respect to the New Fund, the Trustees noted that they would be receiving reports from both Committees as to these matters going forward.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Renewal Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. With respect to the Renewal Funds, the Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Renewal Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have or, in the case of the New Fund, would have, full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. The Trustees considered the Renewal Funds’ investment performance (see below). The Trustees also considered that the Sub-Adviser to the New Fund would utilize a combination of four investment strategies, via four distinct sleeves, to manage the New Fund. The Trustees also considered information concerning the investment philosophy and investment process used or, in the case of the New Fund, to be used, by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs. The Trustees considered the investments made by the Sub-Advisers to upgrade their technology resources, including hardware and software programs, during the past year.

With respect to the New Fund, the Trustees considered the Adviser’s belief that the New Fund would enhance the product line-up of the Trust. The Trustees determined that the Adviser would be making a substantial commitment to the New Fund through the funding of organizational expenses, ongoing expense limitations and other arrangements.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers and certain other advisory fee changes for the Renewal Funds, each as described under “Fees and Other Expenses” below.

With respect to the Renewal Funds, in connection with the contract review meetings, the Trustees reviewed information provided by Lipper Inc. (“Lipper”) regarding the total return investment performance of the Renewal Funds, including comparisons of each Renewal Fund’s investment results with those of mutual funds in a peer group selected for that Renewal Fund by Lipper and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on Class A shares and Institutional Class shares. Comparisons were made over the one-, three-, five- and ten-year periods (to the extent the

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Renewal Fund had been in existence) ended June 30, 2013, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Renewal Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Renewal Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

The Trustees noted that a number of Renewal Funds had undergone investment strategy and/or portfolio manager changes within the past two years, including AllianzGI Focused Growth Fund, AllianzGI Global Commodity Equity Fund, AllianzGI Global Small-Cap Fund, AllianzGI Large-Cap Growth Fund, AllianzGI International Managed Volatility Fund and AllianzGI U.S. Managed Volatility Fund.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report. Class A and Institutional Class performance relative to the median for each Renewal Fund’s Lipper performance universe is described, including the specific quintile rankings for Class A and Institutional Class shares.

Funds Sub-Advised by AllianzGI U.S. (AllianzGI U.S. Funds). The Trustees reviewed comparative information showing performance of the AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Large-Cap Growth, AllianzGI Mid-Cap, AllianzGI Opportunity, AllianzGI Technology, AllianzGI U.S. Managed Volatility, and AllianzGI Wellness Funds against their respective performance universes.

For the AllianzGI Emerging Markets Opportunities Fund, performance for Class A and Institutional Class shares was above median (in the second quintile) for the one- and three-year periods and below median (in the fourth quintile) for the five-year period. This Fund does not have ten years of operating history.

For the AllianzGI Focused Growth Fund, performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one-, three- and five-year periods and the first quintile for the ten-year period).

For the AllianzGI Global Commodity Equity Fund, performance was above median for the one-, three- and five-year periods (in the second quintile for both share classes for the one-year period, in the first quintile for both share classes for the three-year period, and in the third quintile for Class A shares and the second quintile for Institutional Class shares for the five-year period). This Fund does not have ten years of operating history.

For the AllianzGI Global Small-Cap Fund, performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one- and five-year periods, in the first quintile for the three-year period, and in the second quintile for Class A shares and the first quintile for Institutional Class shares for the ten-year period).

For the AllianzGI Income & Growth Fund, performance for Class A and Institutional Class shares was above median for the one-, three- and five-year periods (in the first quintile for all such periods for Institutional Class shares, and in the second quintile for the one- and three-year periods, and the first quintile for the five-year period, for Class A shares). This Fund does not have ten years of operating history.

For the AllianzGI International Managed Volatility Fund, performance for Class A shares was below median for the one-, three- and five-year periods (in the fifth quintile for the one- and five-year periods and the third quintile for the three-year period; this share class does not have ten years of operating history) and performance for Institutional Class shares was below median (in the fifth quintile) for the one- and five-year periods and above median for the three- and ten-year periods (in the third quintile for the three-year period and the second quintile for the ten-year period). It was noted that the AllianzGI International Managed Volatility Fund had changed its investment strategy within the past two years and as a result earlier performance information for the Fund reflected the prior strategy.

For the AllianzGI Large-Cap Growth Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one-, five- and ten-year periods and the fifth quintile for the three-year period) and performance for Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one- and ten-year periods, the fifth quintile for the three-year period and the third quintile for the five-year period).

For the AllianzGI Mid-Cap Fund, performance for Class A shares was above median for the one- and five-year period (in the first quintile for the one-year period and the third quintile for the five-year period) and below median for the three- and ten-year periods (in the fifth quintile for the three-year period and the fourth quintile for the ten-year period) and performance for Institutional Class shares was above median (in the first quintile) for the one-year period, above median (in the third quintile) for the five-year period, and below median for the three- and ten-year periods (in the fourth quintile for the three-year period and the third quintile for the ten-year period).

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For the AllianzGI Opportunity Fund, performance for Class A and Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile in each case).

For the AllianzGI Technology Fund, performance for Class A shares was above median for the one-, three- and ten-year periods (in the first quintile for the one-year period and the second quintile for the three- and ten-year periods) and below median (in the third quintile) for the five-year period and performance for Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the first quintile for the one-, three- and ten-year periods and the third quintile for the five-year period).

For the AllianzGI U.S. Managed Volatility Fund, performance for Class A and Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one- and five-year periods and the fourth quintile for the three- and ten-year periods). It was noted that the AllianzGI U.S. Managed Volatility Fund had changed its investment strategy within the past two years and as a result earlier performance information for the Fund reflected the prior strategy.

For the AllianzGI Wellness Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three- and ten-year periods and the fourth quintile for the five-year period); the Fund does not issue Institutional Class shares.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed comparative information showing performance of the AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value Funds against their respective performance universes.

For the AllianzGI NFJ All-Cap Value Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods) and performance for Institutional Class shares was below median for the one-, five- and ten-year periods and above median for the three-year period (in the fifth quintile for the one-year period, the third quintile for the three- and ten-year periods and the fourth quintile for the five-year period).

For the AllianzGI NFJ Dividend Value Fund, performance for Class A shares was above median (in the second quintile) for the one- and three-year periods and below median for the five- and ten-year periods (in the fifth quintile for the five-year period and the third quintile for the ten-year period) and performance for Institutional Class shares was above median for the one-, three- and ten-year periods (in the first quintile for the one-year period and the second quintile for the three- and ten-year periods) and below median (in the fifth quintile) for the five-year period.

For the AllianzGI NFJ International Value Fund, performance for Class A shares was below median for the one- and three-year periods (in the fifth quintile for the one-year period and the fourth quintile for the three-year period) and above median (in the third quintile) for the five-year period; this share class does not have ten years of operating history) and performance for Institutional Class shares was below median for the one- and three-year periods (in the fifth quintile for the one-year period and the fourth quintile for the three-year period) and above median for the five- and ten-year periods (in the second quintile for the five-year period and the first quintile for the ten-year period).

For the AllianzGI NFJ Large-Cap Value Fund, performance for Class A shares was below median for the one-, five- and ten-year periods (in the fourth quintile for the one-year period, the fifth quintile for the five-year period and the third quintile for the ten-year period) and above median (in the second quintile) for the three-year period and performance for Institutional Class shares was below median for the one- and five-year periods (in the fourth quintile for the one-year period and the fifth quintile for the five-year period) and above median for the three- and ten-year periods (in the second quintile for the three-year period and the third quintile for the ten-year period).

For the AllianzGI NFJ Mid-Cap Value Fund, performance for Class A shares was above median for the one-, five- and ten-year periods (in the second quintile for the one- and ten-year periods and the third quintile for the five-year period) and below median (in the third quintile) for the three-year period and performance for Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one-, five- and ten-year periods and the third quintile for the three-year period).

For the AllianzGI NFJ Small-Cap Value Fund, performance for Class A shares was below median for the one-, three- and five-year periods (in the fifth quintile for the one-year period and the fourth quintile for the three- and five-year periods) and above median (in the first quintile) for the ten-year period and performance for Institutional Class shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one- and five-year periods and the third quintile for the three-year period) and above median (in the first quintile) for the ten-year period.

With respect to the New Fund, the Trustees noted that, as a newly established fund, the New Fund had no performance history to review. They noted, however, that the Adviser had provided, and the Trustees had reviewed, performance information for institutional accounts that invest in three of the four components of the small-cap blend strategy to be utilized for the New Fund; and that the strategy underlying the fourth such component does not have any material performance history.

With respect to the Renewal Funds, based on this and other information, and taking into account the proposed continuation of certain Renewal Funds’ advisory fee breakpoints and/or waivers along

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with certain other advisory fee changes as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Renewal Funds were sufficient to support continuation of the Agreements for the Renewal Funds. With respect to the New Fund, based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the portfolio management services of the Sub-Adviser were expected to be of a nature, extent and quality sufficient for implementation of the Agreements for the New Fund.

Fees and Other Expenses

With respect to the Renewal Funds, the Trustees considered the advisory fees paid by each Renewal Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of the Renewal Funds’ fees and expenses to the fees and expenses of funds in their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Renewal Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Renewal Funds’ advisory fees, including versus their peer groups as provided by Lipper; (ii) the level of the Renewal Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Renewal Funds) pays the sub-advisory fees; (v) that the Renewal Funds pay a unitary fee for non-advisory services, which differentiates the Renewal Funds from many in the industry; (vi) each Renewal Fund’s total expenses, including as compared to those funds in their peer groups as provided by Lipper; and (vii) current Renewal Fund asset levels as compared to prior years.

With respect to the New Fund, the Trustees considered the advisory fee to be paid by the New Fund to the Adviser and the sub-advisory fee to be paid by the Adviser to the Sub-Adviser. Among other information, the Trustees considered (i) the level of the New Fund’s advisory fee, including versus all other non-index funds in the small cap blend category identified by Morningstar Direct (“Morningstar”) and versus non-index funds in the small cap blend Morningstar category having multiple sub-advisers, in each case as compiled by the Adviser from Morningstar, and versus other funds or accounts managed by AllianzGI U.S. with small-cap investment strategies similar to the proposed investment strategies of the various sleeves of the New Fund; (ii) the level of the New Fund’s sub-advisory fee; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services to be provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser

(and not the New Fund) would pay the sub-advisory fee; (v) that the New Fund would pay a unitary fee for non-advisory services, which differentiates the New Fund from many in the industry; and (vi) the New Fund’s total expenses, including as compared to funds in its peer group as provided by Morningstar. The Trustees noted that the advisory fee to be paid by the New Fund was below the average advisory fee for non-index funds in the small cap blend Morningstar category and also was below the average advisory fee for non-index funds in the small cap blend Morningstar category having multiple sub-advisers. (It was acknowledged that the New Fund would not have multiple sub-advisers but would be managed using multiple investment strategies.)

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. It was noted, with respect to the New Fund, that the Sub-Adviser did not manage any institutional account that used the combination of strategies that would be used for the New Fund, but that the Sub-Adviser did manage institutional accounts using three of the strategies separately. The information indicated that the fee rates paid or, in the case of the New Fund, to be paid, to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Renewal Fund under the Administration Agreement, including in light of the total expenses of the Renewal Funds and the total expenses of competitor funds as reflected in the Lipper materials. In the case of the New Fund, the Trustees considered and evaluated the administrative fees to be paid by the New Fund under the Administration Agreement, including in light of the expected total expenses of the New Fund and the total expenses of competitor funds as reflected in the Morningstar materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Renewal Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Renewal Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2013, five Renewal Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees also noted that the New Fund, when it achieved scale, would receive the benefit of the previously negotiated

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administrative fee breakpoints. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, that the results of the study had factored into the Trustees’ analysis of the then-existing Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Renewal Funds, and that AGIFM had updated the breakpoint study in 2012 and 2013. The Trustees also noted that the Adviser agreed to continue its voluntary waiver of a portion of its administrative fee for Institutional and Administrative Class shares of AllianzGI NFJ Small-Cap Value Fund. The Trustees further noted the Adviser’s continued voluntary waiver of a portion of its administrative fee for the AllianzGI NFJ International Value Fund and a portion of its administrative fee for the AllianzGI International Managed Volatility Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Renewal Fund’s advisory fee and ratios of total expenses (both with and without Rule 12b-1/ distribution fees) to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2013. Class A shares of the applicable Lipper-selected group of comparable funds (which include Rule 12b-1/distribution fees) are referred to below as the “retail expense group,” while Institutional Class shares are referred to as the “institutional expense group.” The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees. The Renewal Funds’ fee and expense rankings are discussed below relative to the median of the applicable Lipper-selected group of comparable funds. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Renewal Funds whose total expense ratios were higher than the median, the specific quintile rankings are also noted below. For example, a Renewal Fund with the highest total expense ratios relative to its peer group would rank in the fifth quintile, while a Renewal Fund with the lowest total expense ratios relative to its peer group would rank in the first quintile.

AllianzGI U.S. Funds. For the AllianzGI Emerging Markets Opportunities Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the third quintile) for the retail expense group and below median for the institutional expense group.

For the AllianzGI Focused Growth Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Global Commodity Equity Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and below median for the institutional expense group.

For the AllianzGI Global Small-Cap Fund, advisory fees were below median for the retail expense group and at median for the institutional expense group and total expense ratios were above median (in the fourth quintile) for both the retail and institutional expense groups.

For the AllianzGI Income & Growth Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios was above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group.

For AllianzGI International Managed Volatility Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Large-Cap Growth Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Mid-Cap Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Opportunity Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI U.S. Managed Volatility Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Technology Fund, advisory fees were above median for the retail and institutional expense groups and total expense ratios were above median for the retail and institutional expense groups (in the fifth quintile for the retail expense group and the fourth quintile for the institutional group).

For the AllianzGI Wellness Fund (which does not have Institutional Class shares), advisory fees and total expense ratios were below median for the retail expense group.

NFJ Funds. For the AllianzGI NFJ All-Cap Value Fund, advisory fees were at median for the retail expense group and below median for the institutional expense groups and total expense ratios were at median for both the retail and institutional expense groups.

For the AllianzGI NFJ Dividend Value Fund, advisory fees were below median for both the retail and institutional expense groups and total

198	December 31, 2013 |	Semiannual Report

expense ratios were at median for the retail expense group and above median (in the third quintile) for the institutional expense group.

For the AllianzGI NFJ International Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups

For the AllianzGI NFJ Large-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were below median for the retail expense group and within one basis point of the median for the institutional expense group (in the third quintile).

For the AllianzGI NFJ Mid-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the fourth quintile) for the retail and institutional expense groups.

For the AllianzGI NFJ Small-Cap Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, the Adviser’s estimated profitability from its relationship with each Fund (described below), possible economies of scale (described below) and, in the case of the Renewal Funds, Renewal Fund performance. In light of these factors, the Trustees recommended, and the Adviser agreed to observe, that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2014 as follows: for the AllianzGI NFJ Dividend Value Fund, a reduction of 2.5 basis points on assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on assets in excess of $10 billion; and for the AllianzGI NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on assets in excess of $3 billion, an additional reduction of 2.5 basis points on assets in excess of $4 billion, and an additional reduction of 2.5 basis points on assets in excess of $5 billion. It also was agreed that the Adviser would observe the following additional voluntary fee waivers of a portion of the advisory fees for certain Funds for a one-year period through October 31, 2014 as follows: for each of the AllianzGI Income & Growth and AllianzGI Technology Funds, a reduction of 1 basis point on assets in excess of $2 billion, an additional reduction of 1.5 basis points on assets in excess of $3 billion and an additional reduction of 2.5 basis points on assets in excess of $5 billion; and for the AllianzGI NFJ International Value Fund, a reduction of 1 basis point on assets in excess of $4 billion, an additional reduction of 1.5 basis points on assets in excess of $5 billion and an additional reduction of 2.5 basis points on assets in excess of $7.5 billion. It was also agreed that waivers of a portion of the advisory fees of certain Funds would be continued for a one-year period through October 31, 2014 as follows: a fee waiver of 5 basis points for the AllianzGI Opportunity Fund; and a fee waiver of 5 basis points for the AllianzGI Large-Cap Growth Fund. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

With respect to the Renewal Funds, based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued for the Renewal Funds. With respect to the New Fund, based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Adviser in light of the services expected to be provided and should be approved for the New Fund.

Costs of Services Provided and Profitability

With respect to the Renewal Funds, the Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Renewal Funds) and the estimated profitability of the Adviser’s relationship with the Renewal Funds, including profitability reports prepared by management detailing the costs of services provided to the Renewal Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Renewal Funds, each for the Adviser’s fiscal year ended December 31, 2012. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Renewal Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Renewal Funds, but generally not unreasonable under the circumstances.

Semiannual Report	| December 31, 2013	199

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements (cont’d)

With respect to the New Fund, the Trustees reviewed information regarding the estimated cost of services to be provided by the Adviser (which took into account the sub-advisory fees to be paid to the Sub-Adviser and the costs to be incurred by the Sub-Adviser in providing services to the New Fund) and the estimated profitability of the Adviser’s relationship with the New Fund, noting that the New Fund was a new fund and had no prior operations. The Trustees concluded that the estimated pre-tax profitability for advisory services was not unreasonable.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

With respect to the Renewal Funds, the Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Renewal Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Renewal Funds, and not only in respect of a single Renewal Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Renewal Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Renewal Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Renewal Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2013, five Renewal Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees also noted the advisory fee waivers that had been agreed for AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI NFJ International Value Fund, AllianzGI Income & Growth Fund and AllianzGI Technology Fund and considered the savings realized (or possibly to be realized) by shareholders under these arrangements. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Renewal Fund shareholders and the Adviser at the present time.

With respect to the New Fund, the Trustees considered that the New Fund was a new fund and had no prior operations. They noted the substantial commitment the Adviser is making to the New Fund through the funding of organizational expenses, ongoing expense limitations and other arrangements. They also noted that they would have the opportunity in the future to evaluate the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New Fund as its assets increase, and that there are unlikely to be meaningful efficiencies at the present time.

Conclusion

With respect to the Renewal Funds, based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Renewal Funds and their shareholders, and should be approved. With respect to the New Fund, based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the implementation of the Agreements was in the interests of the New Fund and its shareholders, and should be approved.

200	December 31, 2013 |	Semiannual Report

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

James W. Zug

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Administrative Class and Class R6 shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class, Administrative Class and Class R6 shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $436 billion in assets under management.* With 23 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.
* As of 9/30/13

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123113

AGI-2014-01-06-8644

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: March 6, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: March 6, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 6, 2014